EXECUTION COPY
                           $530,000,000

               AMENDED AND RESTATED CREDIT AGREEMENT

                   Dated as of December 19, 1996

                                Among

                   CROMPTON & KNOWLES CORPORATION,
               CROMPTON & KNOWLES COLORS INCORPORATED,
                     DAVIS-STANDARD CORPORATION,
                 INGREDIENT TECHNOLOGY CORPORATION,
                   UNIROYAL CHEMICAL COMPANY, INC.,
                   THE B-2 BORROWERS NAMED HEREIN,
                                 AND
                   THE B-3 BORROWERS NAMED HEREIN

                         as Initial Borrowers

                                 and

             THE INITIAL LENDERS, INITIAL ISSUING BANKS AND
                     SWING LINE BANK NAMED HEREIN

    as Initial Lenders, Initial Issuing Banks and Swing Line Bank

                                 and

                          CITICORP USA, INC.

                               as Agent

                                 and

                       THE CHASE MANHATTAN BANK

                           as Managing Agent

                T A B L E   O F   C O N T E N T S


     Section                                                 Page

                            ARTICLE I

                 DEFINITIONS AND ACCOUNTING TERMS

     1.01.  Certain Defined Terms . . . . . . . . . . . . . .   2
     1.02.  Computation of Time Periods . . . . . . . . . . .  35
     1.03.  Accounting Terms  . . . . . . . . . . . . . . . .  35

                           ARTICLE II

                AMOUNTS AND TERMS OF THE ADVANCES
                    AND THE LETTERS OF CREDIT

     2.01.  The Advances. . . . . . . . . . . . . . . . . . .  36
     2.02.  Making the Advances . . . . . . . . . . . . . . .  40
     2.03.  Issuance of and Drawings and Reimbursement
            Under Letters of Credit . . . . . . . . . . . . .  43
     2.04.  Repayment of Advances . . . . . . . . . . . . . .  45
     2.05.  Termination or Reduction of the Commitments . . .  47
     2.06.  Prepayments . . . . . . . . . . . . . . . . . . .  48
     2.07.  Interest. . . . . . . . . . . . . . . . . . . . .  50
     2.08.  Fees. . . . . . . . . . . . . . . . . . . . . . .  50
     2.09.  Conversion of Advances. . . . . . . . . . . . . .  52
     2.10.  Increased Costs, Etc. . . . . . . . . . . . . . .  53
     2.11.  Illegality. . . . . . . . . . . . . . . . . . . .  54
     2.12.  Payments and Computations . . . . . . . . . . . .  55
     2.13.  Taxes . . . . . . . . . . . . . . . . . . . . . .  57
     2.14.  Sharing of Payments, Etc. . . . . . . . . . . . .  61
     2.15.  Use of Proceeds . . . . . . . . . . . . . . . . .  62
     2.16.  Defaulting Lenders. . . . . . . . . . . . . . . .  62

                           ARTICLE III

                      CONDITIONS OF LENDING

     3.01.  Conditions Precedent to . . . . . . . . . . . . .  64
     3.02.  Conditions Precedent to Initial Extension of
            Credit to each B-2 Borrower and each B-3
            Borrower. . . . . . . . . . . . . . . . . . . . .  67
     3.04.  Conditions Precedent to Each Borrowing and
            Issuance. . . . . . . . . . . . . . . . . . . . .  71
     3.05.  Determinations Under Sections 3.01. . . . . . . .  72

                                 ARTICLE IV
                   REPRESENTATIONS AND WARRANTIES
     4.01.  Representations and Warranties of the Borrowers. . 72

                            ARTICLE V

                   COVENANTS OF THE BORROWERS

     5.01.  Affirmative Covenants. . . . . . . . . . . . . . . 78
     5.02.  Negative Covenants . . . . . . . . . . . . . . . . 83
     5.03.  Reporting Requirements . . . . . . . . . . . . . . 96
     5.04.  Financial Covenants  . . . . . . . . . . . . . . .100

                           ARTICLE VI

                       EVENTS OF DEFAULT

     6.01.  Events of Default . . . . . . . . . . . . . . . . 102
     6.02.  Actions in Respect of the Letters of Credit
            upon Default. . . . . . . . . . . . . . . . . . . 105
     6.03.  Actions in Respect of Working Capital B-1
            Commitments Reserved Pursuant to Section 2.01(i). 106

                         ARTICLE VII

                          THE AGENT

     7.01.  Authorization and Action. . . . . . . . . . . . . 106
     7.02.  Agent's Reliance, Etc.  . . . . . . . . . . . . . 107
     7.03.  Citicorp and Affiliates . . . . . . . . . . . . . 107
     7.04.  Lender Party Credit Decision. . . . . . . . . . . 108
     7.05.  Indemnification . . . . . . . . . . . . . . . . . 108
     7.06.  Successor Agents. . . . . . . . . . . . . . . . . 109

                          ARTICLE VIII

                          MISCELLANEOUS

     8.01.  Amendments, Etc.. . . . . . . . . . . . . . . . . 110
     8.02.  Notices, Etc. . . . . . . . . . . . . . . . . . . 111
     8.03.  No Waiver; Remedies.. . . . . . . . . . . . . . . 112
     8.04.  Costs and Expenses. . . . . . . . . . . . . . . . 112
     8.05.  Right of Set-off. . . . . . . . . . . . . . . . . 114
     8.06.  Binding Effect. . . . . . . . . . . . . . . . . . 114
     8.07.  Assignments and Participations. . . . . . . . . . 114
     8.09.  Execution in Counterparts . . . . . . . . . . . . 118
     8.10.  No Liability of the Issuing Banks . . . . . . . . 118
     8.11.  Release of Collateral . . . . . . . . . . . . . . 119
     8.12.  Confidentiality . . . . . . . . . . . . . . . . . 119
     8.13.  Jurisdiction, Etc.. . . . . . . . . . . . . . . . 119
     8.14.  Judgment. . . . . . . . . . . . . . . . . . . . . 120
     8.15.  Power of Attorney . . . . . . . . . . . . . . . . 121
     8.16.  Governing Law . . . . . . . . . . . . . . . . . . 121
     8.17.  Waiver of Jury Trial. . . . . . . . . . . . . . . 122
     8.18.  Limitation on B-2 Borrower Obligations and B-3
            Borrower Obligations. . . . . . . . . . . . . . . 122

SCHEDULES

Schedule I             -      Commitments and Applicable Lending
                              Offices
Schedule II            -      Subsidiary Guarantors
Schedule III           -      Minor Subsidiaries
Schedule IV            -      B-2 Borrowers
Schedule V             -      B-3 Borrowers
Schedule VI            -      Working Capital B-3 Lenders
Schedule VII           -      Borrowers' Accounts
Schedule 3.01(d)       -      Surviving Debt
Schedule 3.01(f)       -      Disclosed Litigation
Schedule 3.02(b)(viii) -      Foreign  Local Counsel
Schedule 4.01(b)       -      Subsidiaries
Schedule 4.01(d)       -      Authorizations, Approvals, Actions,
                              Notices and Filings
Schedule 4.01(o)       -      Environmental Disclosure
Schedule 4.01(t)       -      Existing Debt
Schedule 4.01(w)       -      Material Subsidiaries
Schedule 5.02(a)       -      Existing Liens
Schedule 5.02(f)       -      Investments

EXHIBITS

Exhibit A-1            -      Form of Working Capital A Note
Exhibit A-2            -      Form of Working Capital B-1 Note
Exhibit A-3            -      Form of Working Capital B-2 Note
Exhibit A-4            -      Form of Working Capital B-3 Note
Exhibit B              -      Form of Notice of Borrowing
Exhibit C              -      Form of Assignment and Acceptance
Exhibit D-1            -      Form of Crompton Security Agreement
                              Pledgors' Consent
Exhibit D-2            -      Form of Uniroyal Security Agreement
                              Pledgors' Consent
Exhibit D-3            -      Form of Louisiana Undertaking
                       -      Pledgors' Consent
Exhibit E-1            -      Form of Parent Guarantor's Consent
Exhibit E-2            -      Form of Subsidiary Guarantors'
                              Consent
Exhibit F-1            -      Form of Opinion of Counsel for the
                              Loan Parties
Exhibit F-2            -      Form of Opinion of General Counsel
                              to Crompton Corp. and its
                              Subsidiaries
Exhibit G              -      Form of Designation Letter
Exhibit H              -      Form of Acceptance by Process Agent
Exhibit I              -      Form of Opinion of Counsel to a
                              Designated [Italian] Subsidiary
Exhibit J              -      Form of Assignment Agreement
Exhibit K              -      Form of Italian Lender Joinder Agreement

              AMENDED AND RESTATED CREDIT AGREEMENT


          AMENDED AND RESTATED CREDIT AGREEMENT dated as of
December 19, 1996 among CROMPTON & KNOWLES CORPORATION, a Massachusetts corporation ("Crompton Corp."), CROMPTON & KNOWLES COLORS INCORPORATED, a Delaware corporation ("Crompton Colors"), DAVIS-STANDARD CORPORATION, a Delaware corporation ("Davis-Standard"), INGREDIENT TECHNOLOGY CORPORATION, a Delaware corporation ("ITC" and, together with Crompton Corp., Crompton
Colors and Davis-Standard, the "Crompton A Borrowers"), UNIROYAL CHEMICAL COMPANY, INC., a New Jersey corporation ("Uniroyal" or the "Uniroyal B-1 Borrower"), THE B-2 BORROWERS LISTED ON
SCHEDULE IV HERETO (together with each Designated Subsidiary of Crompton Corp. that shall become a B-2 Borrower party to this Agreement pursuant to Section 8.08, the "B-2 Borrowers"), THE B-3 BORROWERS LISTED ON SCHEDULE V HERETO (together with each
Designated Italian Subsidiary of Crompton Corp. that shall become a B-3 Borrower party to this Agreement pursuant to Section 8.08, the "B-3 Borrowers"), the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the Initial Lenders (the "Initial Lenders"), the Initial Issuing
Banks (the "Initial Issuing Banks") and the Swing Line Bank (as hereinafter defined), CITICORP USA, INC. ("Citicorp"), as agent (together with any successor appointed pursuant to Article VII, the "Agent") for the Lender Parties (as hereinafter defined), and THE CHASE MANHATTAN BANK, as Managing Agent.


PRELIMINARY STATEMENTS:

          (1) The Existing Lenders party to the Existing Credit Agreement and the Initial Borrowers have agreed to amend and restate the Existing Credit Agreement in order to allow such Existing Lenders to assign a portion of their Commitments to the Lender Parties hereunder, and to modify their Commitments in order to provide funds for general corporate purposes, including, without limitation, to finance permitted acquisitions and Capital Expenditures and to provide working capital for the Borrowers and their respective Subsidiaries. The Lender Parties have indicated their willingness to agree to amend and restate the Existing Credit Agreement and to lend such amounts on the terms and conditions of this Agreement.

          (2) Simultaneously with the execution hereof, the Existing Working Capital B-2 Lenders have entered into an Assignment and Agreement in the form of Exhibit J attached hereto dated as of the date hereof (the "Assignment Agreement"), with the Working Capital B-2 Lenders and Working Capital B-3 Lenders hereunder pursuant to which such Existing Working Capital B-2 Lenders have agreed to sell and assign to the Working Capital B-2 Lenders and the Working Capital B-3 Lenders, and the Working Capital B-2 Lenders and Working Capital B-3 Lenders have agreed to purchase and assume, as of the Restatement Date, all of such Existing Working Capital B-2 Lenders' rights and obligations under the Existing Credit Agreement on the terms set forth in the Assignment Agreement. After giving effect to such sale and assignment as of the Restatement Date, the Commitments of and the amount of Advances owing to each of the Working Capital B-2 Lenders and Working Capital B-3 Lenders will be as set forth on
Schedule I.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:


                            ARTICLE I

                DEFINITIONS AND ACCOUNTING TERMS

          SECTION 1.01.  Certain Defined Terms.  As used in this
Agreement, the following terms shall have the following meanings
(such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Advance" means a Working Capital Advance, a Swing Line
     Advance or a Letter of Credit Advance.

          "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 10% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

          "Agent" has the meaning specified in the recital of parties to this Agreement.

          "Agent's Account" means (a) in the case of Advances denominated in Dollars (other than a Working Capital B-3 Advance), the account of the Agent maintained by the Agent with Citibank at its office at 399 Park Avenue, New York, New York 10043, Account No. 3885-8061, Attention: Alexandra Lozovsky, (b) in the case of Advances denominated in any Foreign Currency (other than a Working Capital B-3 Advance), the account of the Agent designated in writing from time to time by the Agent to Crompton Corp. and the Lender Parties for such purpose and (c) in the case of any Working Capital B-3 Advance, the account of the Agent in Milan, Italy designated in writing from time to time by the Agent to Crompton Corp. and the Lender Parties for such purpose.


          "Applicable Lending Office" means, with respect to each Lender Party, such Lender Party's Domestic Lending Office in the case of a Base Rate Advance, such Lender Party's Eurocurrency Lending Office in the case of a Eurocurrency Rate Advance and, in the case of any Working Capital B-3 Advance, such Lender Party's Eurocurrency Lending Office located in Italy.

          "Applicable Margin" means (a) from the date hereof until December 31, 1996, 0.0% per annum for Base Rate Advances and 0.875% per annum for Eurocurrency Rate Advances and (b) thereafter, a percentage per annum determined by reference to the Total Debt/EBITDA Ratio as set forth below:


Total Debt/EBITDA Ratio       Base Rate Advances    Eurocurrency
                                                    Rate Advances
Level I
less than or equal to 2.0:1.0       0.0%              0.375%

Level II
greater than 2.0:1.0,
but less than or
equal to 2.5:1.0                    0.0%              0.500%

Level III
greater than 2.5:1.0,
but less than or
equal to 3.0:1.0                    0.0%              0.625%

Level IV
greater than 3.0:1.0,
but less than or
equal to 3.5:1.0                    0.0%              0.750%

Level V
greater than 3.5:1.0,
but less than or
equal to 4.0:1.0                    0.0%              0.875%

Level VI
greater than 4.0:1.0                0.0%              1.000%

          ; provided, however, the Applicable Margin for each Working Capital B-3 Advance shall equal the sum of (a) the applicable percentage per annum determined by reference to the Total Debt/EBITDA Ratio set forth above plus (b) 0.05%. The Applicable Margin for each Advance shall be determined by reference to the Total Debt/EBITDA Ratio in effect from time to time; provided, however, that, at any date of determination of the Applicable Margin, if the relevant Financial Statements shall not have been delivered to the Agent and the Lender Parties by such date and Crompton Corp. shall have delivered to the Agent a certificate setting forth Crompton Corp.'s good faith estimate of the Total Debt/EBITDA Ratio for the immediately preceding Rolling Period, the Applicable Margin shall be determined by reference to such good faith estimate of the Total Debt/EBITDA Ratio, provided further that if, upon delivery by Crompton Corp. of such Financial Statements, such Financial Statements indicate that such estimate of the Total Debt/EBITDA Ratio was incorrect and, as a result thereof, the Applicable Margin was too low at such date of determination, such Applicable Margin shall be increased, as appropriate, with retroactive effect to the beginning of the Rolling Period during which such date of determination occurred, and the applicable Borrower shall immediately pay to the Agent for the account of the Lender Parties all additional interest due by reason of such increased Applicable Margin.

          "Applicable Percentage" means (a) from the date hereof until December 31, 1996, 0.25% per annum for commitment fees, 0.625% per annum for Trade Letter of Credit fees and 0.875% per annum for Standby Letter of Credit fees and (b) thereafter, a percentage per annum determined by reference to the Total Debt/EBITDA Ratio as set forth below:


     Total Debt/EBITDA  Commitment  Trade Letter   Standby Letter
           Ratio           Fees     of Credit Fees Of Credit Fees

     Level I
     less than or equal
     equal to 2.0:1.0      0.125%      0.125%          0.375%

     Level II
     greater than 2.0:1.0,
     but less than or
     equal to 2.5:1.0      0.150%      0.250%          0.500%
     Level III
     greater than 2.5:1.0,
     but less than or
     equal to 3.0:1.0      0.175%      0.375%          0.625%

     Level IV
     greater than 3.0:1.0,
     but less than or
     equal to 3.5:1.0      0.250%      0.500%          0.750%

     Level V
     greater than 3.5:1.0,
     but less than or
     equal to 4.0:1.0      0.250%      0.625%          0.875%

     Level VI
     greater than 4.0:1.0  0.375%      0.750%          1.000%

     The Applicable Percentage shall be determined by reference to the Total Debt/EBITDA Ratio in effect from time to time; provided, however, that, at any date of determination of the Applicable Percentage, if the relevant Financial Statements shall not have been delivered to the Agent and the Lender Parties by such date and Crompton Corp. shall have delivered to the Agent a certificate setting forth Crompton Corp.'s good faith estimate of the Total Debt/EBITDA Ratio for the immediately preceding Rolling Period, the Applicable Percentage shall be determined by reference to such good faith estimate of the Total Debt/EBITDA Ratio, provided further that if, upon delivery by Crompton Corp. of such Financial Statements, such Financial Statements indicate that such estimate of the Total Debt/EBITDA Ratio was incorrect and, as a result thereof, the Applicable Percentage was too low at such date of determination, such Applicable Percentage shall be increased, as appropriate, with retroactive effect to the beginning of the Rolling Period during which such date of determination occurred, and the applicable Borrower shall immediately pay to the Agent for the account of the Lender Parties all additional fees due by reason of such increased Applicable Percentage.

          "Appropriate Lender" means, at any time, with respect to (a) any of the Working Capital Facilities, a Lender that has a Commitment with respect to such Facility at such time,
     (b) any of the Letter of Credit Facilities, (i) any Issuing Bank that has a Commitment with respect to such Facility at such time and (ii) if other Working Capital Lenders have made Letter of Credit Advances pursuant to Section 2.03(c) that are outstanding at such time, each such other Working Capital Lender and (c) either of the Swing Line Facilities,
     (i) the Swing Line Bank and (ii) if other Working Capital Lenders have made Swing Line Advances pursuant to
     Section 2.02(b) that are outstanding at such time, each such other Working Capital Lender.

          "Assignment Agreement" has the meaning specified in the Preliminary Statements.

          "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender Party and an Eligible Assignee, and accepted by the Agent, in accordance with
     Section 8.07 and in substantially the form of Exhibit C hereto.

          "Available Amount" of any Letter of Credit means, at any time, the maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing).

          "Available Cash Flow" means, for any Fiscal Year, an amount equal to the sum of (a) Operating Cash Flow for the previous Fiscal Year, (b) the amount of Capital Expenditures permitted to be made in the previous Fiscal Year pursuant to
     Section 5.02(n) less the amount of Capital Expenditures actually made during the previous Fiscal Year, (c) the amount of dividends permitted to be paid by Crompton Corp. in the previous Fiscal Year pursuant to Section 5.02(g) less the amount of such dividends actually paid during the previous Fiscal Year, (d) the aggregate amount of Net Cash Proceeds from the sale or other disposition of assets pursuant to clause (iii) or (vi) (to the extent not used permanently to prepay Debt or to make Capital Expenditures) of Section 5.02(e) during the previous Fiscal Year and (e) $100,000,000.

          "B-2 Borrowers" has the meaning specified in the recital of parties to this Agreement.

          "B-2 Facility Overage" means, as determined on the first Business Day of each month, the lesser of (a) $10,000,000 minus the amount set forth in clause (b) of the definition "B-3 Facility Overage" at such time and (b) the sum of (i) the excess, if any, of the aggregate principal Dollar amount (or Equivalent in Dollars, as applicable) of the Working Capital B-2 Advances, the Letter of Credit Advances made under the Letter of Credit B-2 Facility and the aggregate Available Amount under all Letters of Credit outstanding under the Letter of Credit B-2 Facility at such time over an amount equal to 97% of the Working Capital B-2 Facility on such Business Day and (ii) the aggregate principal Dollar amount (or Equivalent in Dollars, as applicable) sufficient to cause the aggregate amount on deposit in the relevant L/C Cash Collateral Account to equal the amount by which the aggregate Available Amount of all Letters of Credit then outstanding under the Letter of Credit B-2 Facility exceeds the Letter of Credit B-2 Facility on such Business Day.

          "B-3 Borrowers" has the meaning specified in the recital of parties to this Agreement.

          "B-3 Facility Overage" means, as determined on the first Business Day of each month, the lesser of (a) $10,000,000 minus the B-2 Facility Overage at such time and
     (b) the excess, if any, of the aggregate principal Dollar amount (or Equivalent in Dollars, as applicable) of the Working Capital B-3 Advances at such time over an amount equal to 97% of the Working Capital B-3 Facility on such Business Day.

          "Bank Hedge Agreement" means any Hedge Agreement required or permitted under Article V that is entered into by and between any Borrower and any Hedge Bank.

          "Base Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the highest of:

               (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate;

               (b) the sum (adjusted to the nearest 1/4 of 1% or, if there is no nearest 1/4 of 1%, to the next higher 1/4 of 1%) of (i) 1/2 of 1% per annum, plus (ii) the rate obtained by dividing (A) the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average (adjusted to the basis of a year of 360 days) being determined weekly on each Monday (or, if such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by Citibank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank from three New York certificate of deposit dealers of recognized standing selected by Citibank, by (B) a percentage equal to 100% minus the average of the daily percentages specified during such three-week period by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for Citibank with respect to liabilities consisting of or including (among other liabilities) three-month U.S. dollar non-personal time deposits in the United States, plus
          (iii) the average during such three-week period of the annual assessment rates estimated by Citibank for determining the then current annual assessment payable by Citibank to the Federal Deposit Insurance Corporation (or any successor) for insuring U.S.
          dollar deposits of Citibank in the United States; and

               (c)     1/2 of one percent per annum above the
          Federal Funds Rate.

          "Base Rate Advance" means an Advance that bears interest as provided in Section 2.07(a)(i).

          "Borrower's Account" means, with respect to any Borrower in respect of Dollars or any Foreign Currency, the account of such Borrower maintained by Citibank set forth opposite such Borrower for Dollars or the Foreign Currency, so designated, as applicable, on Schedule VII and such other accounts maintained on behalf of such Borrower as such Borrower with respect to any additional Foreign Currencies may notify the Agent from time to time.

          "Borrower's Share" of any amount means those fees, indemnities, expenses or other amounts arising from or directly or indirectly relating to any B-2 Borrower or B-3
     Borrower at any time.

          "Borrowers" means, collectively, each Initial Borrower, each Designated Subsidiary and each Designated Italian
     Subsidiary that shall become a party to this Agreement pursuant to Section 8.08.

          "Borrowing" means a Working Capital Borrowing or a Swing Line Borrowing.

          "Business Day" means a day of the year on which banks are not required or authorized by law to close in New York City and, if the applicable Business Day relates to any Eurocurrency Rate Advances, on which dealings are carried on in the London interbank market and in the country of issue of the currency of such Eurocurrency Rate Advance.

          "Capital Expenditures" means, for any Person for any period and without duplication, the sum of (a) all expenditures (including, without limitation, expenditures for environmental remediation) made, directly or indirectly, by such Person during such period for equipment, fixed or capital assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, that have been or should be, in accordance with GAAP, reflected as additions to property, plant or equipment on a Consolidated balance sheet of such Person plus (b) the aggregate principal amount of all Debt (including Obligations under Capitalized Leases) assumed or incurred in connection with any such expenditures but excluding (x) expenditures made in connection with the replacement or restoration of assets, to the extent such replacement or restoration is financed out of insurance proceeds paid on account of the loss of or damage to the assets so replaced or restored and (y) interest capitalized during construction; provided, however, that notwithstanding anything contained herein, Capital Expenditures shall not include any Investments.

          "Capitalized Leases" means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

          "Cash Equivalents" means any of the following, to the extent owned by any Borrower or any of its Subsidiaries free and clear of all Liens and having a maturity of not greater than 90 days from the date of acquisition thereof: (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States,
     b) insured certificates of deposit of or time deposits with any commercial bank that is a Lender Party or a member of the Federal Reserve System, issues (or the parent of which issues) commercial paper rated as described in clause (c), is organized under the laws of the United States or any State thereof and has combined capital and surplus of at least $1 billion, (c) commercial paper in an aggregate amount of no more than $5,000,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's or "A-1" (or the then equivalent grade) by S&P or (d) in the case of any Foreign Subsidiary, any equivalent, prudent, short-term investment consistent with the foregoing.

          "CERCLA" means the Comprehensive Environmental
     Response, Compensation and Liability Act of 1980, as amended from time to time.

          "CERCLIS" means the Comprehensive Environmental
     Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.

          "Citibank" means Citibank, N.A.

          "Citibank Seoul" means Citibank, N.A., Seoul Branch.

          "Citicorp" has the meaning specified in the recital of parties to this Agreement.

          "Collateral" means all "Collateral" referred to in the Collateral Documents and all other property that is or is intended to be subject to any Lien in favor of the Agent for the benefit of the Secured Parties.

          "Collateral Documents" means the Security Agreement, the Louisiana Undertaking, the Blocked Account Letters (as defined in the Uniroyal Security Agreement) and any other agreement that creates or purports to create a Lien in favor of the Agent for the benefit of the Secured Parties.

          "Collateral Release Date" means the earliest of (a) the latest of (i) the Termination Date, (ii) the payment in full of the Obligations of the Loan Parties under the Loan Documents (other than any indemnities) and (iii) the termination or expiration of all Bank Hedge Agreements, (b) the date on which the Agent receives evidence satisfactory to it that a Debt Rating of (i) BBB- or above from S&P and Ba1 or above from Moody's or (ii) Baa3 or above from Moody's and BB+ or above from S&P, in either case shall have been in effect continuously for three months and is then in effect, provided that Crompton Corp. shall not have been placed on "credit watch" with negative implications (or any like designation by S&P or Moody's from time to time) by either S&P or Moody's during such three-month period, and (c) the date on which the Agent receives evidence satisfactory to it that the Total Debt/EBITDA Ratio for the two Rolling Periods then most recently ended shall be less than or equal to 3.0:1.0 and the Interest Coverage Ratio for the two Rolling Periods then most recently ended shall be greater than or equal to 3.0:1.0, provided that in any event no Default shall have occurred and shall be continuing on such date.

          "Commitment" means a Working Capital A Commitment, a
     Working Capital B-1 Commitment, a Working Capital B-2
     Commitment, a Working Capital B-3 Commitment or a Letter of
     Credit Commitment.

          "Confidential Information" means information that any Borrower furnishes to the Agent or any Lender Party in a writing designated as confidential but does not include any such information that is or becomes generally available to the public other than as a result of a breach by the Agent or any Lender Party of its obligations hereunder or that is or becomes available to the Agent or such Lender Party from a source other than a Borrower that is not, to the best of the Agent's or such Lender Party's knowledge, acting in violation of a confidentiality agreement with any Borrower.

          "Consents" means (a) the Consent to this Amended and Restated Credit Agreement in substantially the form of Exhibits D-1, D-2 and D-3 dated as of the date hereof by the respective Pledgors under the Crompton Security Agreement, the Uniroyal Security Agreement and the Louisiana Undertaking, and (b) the Consent to this Amended and Restated Credit Agreement in substantially the form of Exhibit E-1 and E-2 dated as of the date hereof by the Parent Guarantor (as defined in the Parent Guaranty) and each Subsidiary Guarantor.

          "Consolidated" refers to the consolidation of accounts in accordance with GAAP.

          "Conversion", "Convert" and "Converted" each refer to a conversion of Advances of one Type into Advances of the other Type pursuant to Section 2.09, 2.10 or 2.11.

          "Crompton A Borrowers" has the meaning specified in the recital of parties to this Agreement.

          "Crompton Colors" has the meaning specified in the recital of parties to this Agreement.

          "Crompton Corp." has the meaning specified in the recital of parties to this Agreement.

          "Crompton Guarantors" means the Subsidiaries of Crompton Corp. listed on Part I of Schedule II hereto and each other Subsidiary of Crompton Corp. (other than, in any event, Uniroyal Corp. and its Subsidiaries) that shall be required to execute and deliver a guaranty pursuant to
     Section 5.01(k).

          "Crompton Security Agreement" has the meaning specified in Section 3.01(g)(i).

         "Davis-Standard" has the meaning specified in the recital of parties to this Agreement.

          "Daylight Overdraft Bank" means Citibank.

          "Daylight Overdraft Documents" means those documents and agreements entered into from time to time by the Daylight Overdraft Bank and any Loan Party, evidencing or relating to the Debt referred to in Section 5.02(b)(iii)(F).

          "Debt" of any Person means, without duplication,
     (a) all indebtedness of such Person for borrowed money,
     (b) all Obligations of such Person for the deferred purchase price of property or services (other than trade payables not overdue by more than 60 days (unless the subject of a bona fide dispute) incurred in the ordinary course of such Person's business), (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Obligations of such Person as lessee under Capitalized Leases, (f) all Obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (g) all Obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any capital stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock, valued, in the case of redeemable preferred stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (h) all Obligations of such Person in respect of Hedge Agreements, (i) all Debt of others referred to in clauses (a) through (h) above or clause (j) below guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or
     (iv) otherwise to assure a creditor against loss, and
     (j) all Debt referred to in clauses (a) through (i) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

          "Debt Rating" means, as of any date, the lowest rating that has been most recently announced by either S&P or Moody's, as the case may be, for any class of non-credit enhanced long-term senior unsecured debt issued by Crompton Corp. or, if applicable, the rating assigned in writing by either S&P or Moody's, as the case may be, as the "implied rating" of Crompton Corp.'s non-credit enhanced long-term senior unsecured Debt, provided that for purposes of the foregoing, if S&P or Moody's shall change the basis on which ratings are established, each reference to the Debt Rating announced by S&P or Moody's, as the case may be, shall refer to the then equivalent rating by S&P or Moody's, as the case may be.

           "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

          "Defaulted Advance" means, with respect to any Lender Party at any time, the portion of any Advance required to be made by such Lender Party to any Borrower pursuant to
     Section 2.01 or 2.02 at or prior to such time which has not been made by such Lender Party or the Agent for the account of such Lender Party pursuant to Section 2.02(e) as of such time. In the event that a portion of a Defaulted Advance shall be deemed made pursuant to Section 2.16(a), the remaining portion of such Defaulted Advance shall be considered a Defaulted Advance originally required to be made pursuant to Section 2.01 on the same date as the Defaulted Advance so deemed made in part.

          "Defaulted Amount" means, with respect to any Lender Party at any time, any amount required to be paid by such Lender Party to the Agent or any other Lender Party hereunder or under any other Loan Document at or prior to such time which has not been so paid as of such time, including, without limitation, any amount required to be paid by such Lender Party to (a) the Swing Line Bank pursuant to Section 2.02(b) to purchase a portion of a Swing Line Advance made by the Swing Line Bank, (b) any Issuing Bank pursuant to Section 2.03(c) to purchase a portion of a Letter of Credit Advance made by such Issuing Bank, (c) the Agent pursuant to Section 2.02(e) to reimburse the Agent for the amount of any Advance made by the Agent for the account of such Lender Party, (d) any other Lender Party pursuant to
     Section 2.14 to purchase any participation in Advances owing to such other Lender Party and (e) the Agent or any Issuing Bank pursuant to Section 7.05 to reimburse the Agent or such Issuing Bank for such Lender Party's ratable share of any amount required to be paid by the Lender Parties to the Agent or such Issuing Bank as provided therein. In the event that a portion of a Defaulted Amount shall be deemed paid pursuant to Section 2.16(b), the remaining portion of such Defaulted Amount shall be considered a Defaulted Amount originally required to be paid hereunder or under any other Loan Document on the same date as the Defaulted Amount so deemed paid in part.

          "Defaulting Lender" means, at any time, any Lender Party that, at such time, (a) owes a Defaulted Advance or a Defaulted Amount or (b) shall take any action or be the subject of any action or proceeding of a type described in
     Section 6.01(f).

          "Designated Italian Subsidiary" means any wholly-owned
     Subsidiary of Crompton Corp. designated for borrowing privileges as a B-3 Borrower under this Agreement pursuant to Section 8.08.

          "Designated Subsidiary" means any wholly-owned
     Subsidiary of Crompton Corp. designated for borrowing privileges as a B-2 Borrower under this Agreement pursuant to Section 8.08.

          "Designation Letter" means, with respect to any Designated Subsidiary or Designated Italian Subsidiary, a letter in the form of Exhibit G hereto signed by such Designated Subsidiary or Designated Italian Subsidiary and Crompton Corp.

          "Disclosed Litigation" has the meaning specified in
     Section 3.01(c).

          "Dollars" and the "$" sign each means lawful money of the United States of America.

          "Domestic Lending Office" means, with respect to any Lender Party, the office of such Lender Party specified as its "Domestic Lending Office" opposite its name on
     Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party, as the case may be, or such other office of such Lender Party as such Lender Party may from time to time specify to Crompton Corp. and the Agent.

          "Domestic Subsidiary" of Crompton Corp. means any
     Subsidiary of Crompton Corp. other than a Foreign
     Subsidiary.

          "EBITDA" means, for any period, net income (or net loss) calculated before the cumulative effect of accounting changes plus the sum of (a) interest expense, (b) income tax expense, (c) extraordinary losses included in net income,
     (d) depreciation expense, (e) amortization expense, (f) all foreign currency losses less foreign currency gains (but only to the extent such foreign currency gains do not exceed such foreign currency losses), (g) non-recurring expenses incurred in connection with the Merger in an amount not to exceed $70,000,000 in the aggregate and (h) non-recurring restructuring charges in an amount not to exceed $30,000,000 in any Fiscal Year or $50,000,000 in the aggregate after the Existing Credit Agreement Effective Date less extraordinary gains included in net income, determined on a Consolidated basis in accordance with GAAP for such period.

          "Eligible Assignee" means (a) with respect to any Facility (other than the Letter of Credit Facilities), (i) a Lender; (ii) an Affiliate of a Lender; and (iii) any other Person approved by the Agent and Crompton Corp., such approval not to be unreasonably withheld or delayed; provided, however, any such Eligible Assignee under the Working Capital B-3 Facility shall have entered into an Italian Lender Joinder Agreement; and (b) with respect to the Letter of Credit Facilities, any Person approved by the Agent and Crompton Corp., such approval not to be unreasonably withheld or delayed; provided, however, that neither any Loan Party nor any Affiliate of a Loan Party shall qualify as an Eligible Assignee under this definition.


          "Environmental Action" means any action, suit, demand, demand letter, claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to health, safety or the environment, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

          "Environmental Law" means any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

          "Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

          "Equivalent" in Dollars of any Foreign Currency on any date means the equivalent in Dollars of such Foreign Currency determined by using the quoted spot rate for an equivalent amount at which Citibank's principal office in London offers to exchange Dollars for such Foreign Currency in London prior to 11:00 A.M. (London time) on such date as is required pursuant to the terms of this Agreement, and the "Equivalent" in any Foreign Currency of Dollars means the equivalent in such Foreign Currency of Dollars determined by using the quoted spot rate for an equivalent amount at which Citibank's principal office in London offers to exchange such Foreign Currency for Dollars in London prior to 11:00 A.M. (London time) on such date as is required pursuant to the terms of this Agreement.


          "ERISA" means the Employee Retirement Income Security
     Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "ERISA Affiliate" means any Person that for purposes of Title IV of ERISA is a member of the controlled group of any Loan Party, or under common control with any Loan Party, within the meaning of Section 414 of the Internal Revenue Code.

          "ERISA Event" means (a) (i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC, or (ii) the requirements of subsection (1) of
     Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11),
     (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of any Loan Party or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by any Loan Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in
     Section 4001(a)(2) of ERISA; (f) the conditions for imposition of a lien under Section 302(f) of ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA; or (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan.

          "Eurocurrency Liabilities" has the meaning specified in Regulation D of the Board of Governors of the Federal
     Reserve System, as in effect from time to time.

          "Eurocurrency Lending Office" means, with respect to any Lender Party, the office of such Lender Party specified as its "Eurocurrency Lending Office" opposite its name on
     Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender Party as such Lender Party may from time to time specify to Crompton Corp. and the Agent.

          "Eurocurrency Rate" means, for any Interest Period for all Eurocurrency Rate Advances comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the rate per annum at which deposits in Dollars or the applicable Foreign Currency, as the case may be, are offered by the principal office of Citibank in Milan, Italy, with respect to any such Eurocurrency Rate Advance which is an Working Capital B-3 Advance, and London, England, with respect to all other Eurocurrency Rate Advances, to prime banks in the primary interbank eurocurrency market in which such eurocurrency deposits are traded at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to Citibank's Eurocurrency Rate Advance comprising part of such Borrowing to be outstanding during such Interest Period (or, if Citibank shall not have such a Eurocurrency Rate Advance, $1,000,000) and for a period equal to such Interest Period by (b) a percentage equal to 100% minus the Eurocurrency Rate Reserve Percentage (if applicable) for such Interest Period.

         "Eurocurrency Rate Advance" means an Advance that bears interest as provided in Section 2.07(a)(ii).

          "Eurocurrency Rate Reserve Percentage" for any Interest Period for all Eurocurrency Rate Advances comprising part of the same Borrowing means the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurocurrency Rate Advances is determined) having a term equal to such Interest Period.

          "Events of Default" has the meaning specified in
     Section 6.01.

          "Existing Credit Agreement Effective Date" means August
     21, 1996.

         "Existing Credit Agreement" means the credit agreement dated as of August 21, 1996 among the Crompton A Borrowers, Uniroyal, the Existing Lenders, Citicorp Securities, Inc., as arranger, the Agent and the Managing Agent, as amended, supplemented or otherwise modified through the date hereof.

          "Existing Debt" means Debt of the Borrowers and their respective Subsidiaries outstanding immediately before giving effect to the Merger.

          "Existing Italian Credit Agreement" means the Credit
     Agreement dated as of March 16, 1995 among Citibank, N.A., as arranger and agent, the lenders named therein and Uniroyal Chimica S.p.A., as borrower.

          "Existing Lenders" means the lenders party to the Existing Credit Agreement.

          "Existing Working Capital B-2 Lenders" means the
     "Working Capital B-2 Lenders" as defined in the Existing
     Credit Agreement.

          "Facility" means any of any Working Capital Facility, either Swing Line Facility or any Letter of Credit Facility.

          "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

          "Financial Statements" means, at any time, the most recent financial statements furnished or required to be furnished by Crompton Corp. to the Agent and the Lender Parties pursuant to Section 5.03(b) or (c), as the case may be.

          "Fiscal Year" means a fiscal year of Crompton Corp. and its Consolidated Subsidiaries ending on or about December 31 in any calendar year.

          "Foreign Currencies" means lawful currency of the United Kingdom of Great Britain and Northern Ireland, lawful currency of the Republic of France, the lawful currency of the Federal Republic of Germany, the lawful currency of Italy, the lawful currency of Japan, the lawful currency of the Kingdom of Belgium, the lawful currency of the Swiss Confederation, the lawful currency of the Netherlands and such other freely transferable currencies as agreed upon by the Required Lenders from time to time.

          "Foreign Exchange Agreements" means currency swap agreements, currency future or option contracts and other similar agreements other than contracts or agreements under which neither any Loan Party nor any of its Subsidiaries has any obligation that may require payment in the future.
          "Foreign Subsidiary" of Crompton Corp. means (a) solely for purposes of Section 5.02(a), (b), (d), (e) and
     (f), Uniroyal Chemical International Company, Gustafson International Company and Uniroyal Chemical Company Limited and (b) in all instances, any Subsidiary of Crompton Corp.
     (i) which is not incorporated in the United States and
     (ii)(A) substantially all of whose assets and properties are located, or substantially all of whose business is carried on, outside of the United States or (B) substantially all of whose assets consist of Subsidiaries that are Foreign Subsidiaries as defined in clauses (i) and (ii)(A) of this definition.

          "GAAP" has the meaning specified in Section 1.03.

          "Guaranties" means the Parent Guaranty, the Subsidiary
     Guaranty and any other guaranty delivered pursuant to
     Section 5.01(k).

          "Guarantors" means Crompton Corp. and the Subsidiary
     Guarantors.

          "Hazardous Materials" means (a) petroleum or petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

          "Hedge Agreements" means, collectively, Interest Rate
     Swap Agreements, Foreign Exchange Agreements and agreements designed to manage the total cost of publicly traded Debt obligations of the Borrowers.

          "Hedge Bank" means any Lender Party or any of its Affiliates in its capacity as a party to a Bank Hedge
     Agreement.

          "Indemnified Party" has the meaning specified in
     Section 8.04(b).

          "Initial Borrowers" means the Crompton A Borrowers,
     Uniroyal, those B-2 Borrowers listed on Schedule IV hereto and those B-3 Borrowers listed on Schedule V hereto.

          "Initial Extension of Credit" means, (a) with respect to each B-2 Borrower, the earlier to occur of the initial Borrowing by such B-2 Borrower and the initial issuance of a Letter of Credit to such B-2 Borrower hereunder, and (b) with respect to each B-3 Borrower, the initial Borrowing by such B-3 Borrower.

          "Initial Issuing Banks" has the meaning specified in the recital of parties to this Agreement.

          "Initial Lenders" has the meaning specified in the recital of parties to this Agreement.

          "Insufficiency" means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

          "Interest Coverage Ratio" means, at any date of determination, the ratio of Consolidated EBITDA to interest payable on, and amortization of debt discount in respect of, all Debt (including, without limitation, the interest component of Capitalized Leases), in each case of Crompton Corp. and its Subsidiaries for the immediately preceding Rolling Period.

          "Interest Period" means, for each Eurocurrency Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Eurocurrency Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurocurrency Rate Advance, and ending on the last day of the period selected by the Borrower requesting such Borrowing or Conversion pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by such Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months, as such Borrower may, upon notice received by the Agent not later than (i) 11:00 A.M. (New York City time) in the case of Eurocurrency Rate Advances under the Working Capital A Facility or the Working Capital B-1 Facility and
     (ii) 11:00 A. M. (London time) in the case of Eurocurrency Rate Advances under the Working Capital B-2 Facility or the Working Capital B-3 Facility, in each case on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:

               (a) such Borrower may not select any Interest Period with respect to any Eurocurrency Rate Advance under a Facility that ends after any principal repayment installment date for such Facility unless, after giving effect to such selection, the aggregate principal amount of Base Rate Advances and of Eurocurrency Rate Advances having Interest Periods that end on or prior to such principal repayment installment date for such Facility shall be at least equal to the aggregate principal amount of Advances under such Facility due and payable on or prior to such date;

               (b) Interest Periods commencing on the same date for Eurocurrency Rate Advances comprising part of the same Borrowing shall be of the same duration;

               (c) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, however, that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

               (d) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

          "Interest Rate Swap Agreements" means interest rate swap, cap or collar agreements, interest rate future or option contracts and other similar agreements other than contracts or agreements under which neither any Loan Party nor any of its Subsidiaries has any obligation that may require payment in the future.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "Inventory" has the meaning specified in Section 1 of the Uniroyal Security Agreement.

          "Investment" in any Person means any loan or advance to such Person, any purchase or other acquisition of all or substantially all of the assets of any business of such Person or any capital stock or other ownership or profit interest, warrants, rights, options, obligations or other securities of such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any arrangement pursuant to which the investor incurs Debt of the types referred to in clause (i) or (j) of the definition of "Debt" in respect of such Person.

          "Issuing Banks" means (a) with respect to the Letter of Credit A Facility, each Initial Issuing Bank that has a Letter of Credit A Commitment set forth opposite its name on
     Schedule I hereto and any other Working Capital A Lender approved as an Issuing Bank by the Agent and, so long as no Default shall have occurred and be continuing, by Crompton Corp. (such approval not to be unreasonably withheld or delayed) and each Eligible Assignee to which a Letter of Credit A Commitment hereunder has been assigned pursuant to
     Section 8.07, (b) with respect to the Letter of Credit B-1 Facility, each Initial Issuing Bank that has a Letter of Credit B-1 Commitment set forth opposite its name on
     Schedule I hereto and any other Working Capital B-1 Lender approved as an Issuing Bank by the Agent and, so long as no Default shall have occurred and be continuing, by Crompton Corp. (such approval not to be unreasonably withheld or delayed) and each Eligible Assignee to which a Letter of Credit B-1 Commitment hereunder has been assigned pursuant to Section 8.07 and (c) with respect to the Letter of Credit B-2 Facility, Citibank, N.A., London and each Eligible Assignee to which a Letter of Credit B-2 Commitment hereunder has been assigned pursuant to Section 8.07 so long as, in each case, each such Lender or Eligible Assignee expressly agrees to perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as an Issuing Bank and notifies the Agent of its Applicable Lending Office and the amount of its Letter of Credit Commitment (which information shall be recorded by the Agent in the Register).

          "Italian Lender Joinder Agreement" means a joinder agreement entered into by a Working Capital B-3 Lender and an Eligible Assignee, and accepted by the Agent, in accordance with Section 8.07 and in substantially the form of Exhibit M hereto.

          "ITC" has the meaning specified in the recital of parties to this Agreement.

          "L/C Cash Collateral Account" has the meaning specified in the Security Agreement.

          "L/C Related Documents" has the meaning specified in
     Section 2.04(f)(ii).

          "Lender Party" means any Lender, any Issuing Bank or the Swing Line Bank.

          "Lenders" means the Initial Lenders and each Person that shall become a Lender hereunder pursuant to
     Section 8.07.

          "Letter of Credit" has the meaning specified in
     Section 2.01.

          "Letter of Credit A Commitment" means, with respect to any Issuing Bank at any time, the amount set forth opposite such Issuing Bank's name on Schedule I hereto under the caption "Letter of Credit A Commitment" or, if such Issuing Bank has entered into one or more Assignments and Acceptances, set forth for such Issuing Bank in the Register maintained by the Agent pursuant to Section 8.07(d) as such Issuing Bank's "Letter of Credit A Commitment", as such amount may be reduced at or prior to such time pursuant to
     Section 2.05.

          "Letter of Credit A Facility" means, at any time, an amount equal to the lesser of (a) the aggregate amount of the Issuing Banks' Letter of Credit A Commitments at such time and (b) $50,000,000, as such amount may be reduced at or prior to such time pursuant to Section 2.05.

          "Letter of Credit Advance" means an advance made by any Issuing Bank or any Appropriate Lender pursuant to
     Section 2.03(c).

          "Letter of Credit Agreement" has the meaning specified in Section 2.03(a).

          "Letter of Credit B-1 Commitment" means, with respect to any Issuing Bank at any time, the amount set forth opposite such Issuing Bank's name on Schedule I hereto under the caption "Letter of Credit B-1 Commitment" or, if such Issuing Bank has entered into one or more Assignments and Acceptances, set forth for such Issuing Bank in the Register maintained by the Agent pursuant to Section 8.07(d) as such Issuing Bank's "Letter of Credit B-1 Commitment", as such amount may be reduced at or prior to such time pursuant to
     Section 2.05.

          "Letter of Credit B-2 Commitment" means, with respect to any Issuing Bank at any time, such amount, if any, as may be agreed upon from time to time between an Issuing Bank and a B-2 Borrower or, if such Issuing Bank has entered into one or more Assignments and Acceptances with respect to any such amount, the amount set forth for such Issuing Bank in the Register maintained by the Agent pursuant to Section 8.07(d) as such Issuing Bank's "Letter of Credit B-2 Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

          "Letter of Credit B-1 Facility" means, at any time, an amount equal to the lesser of (a) the aggregate amount of the Issuing Banks' Letter of Credit B-1 Commitments at such time and (b) $20,000,000, as such amount may be reduced at or prior to such time pursuant to Section 2.05.

          "Letter of Credit B-2 Facility" means, at any time, an amount equal to the lesser of (a) the aggregate amount of the Issuing Banks' Letter of Credit B-2 Commitments at such time and (b) $30,000,000, as such amount may be reduced at or prior to such time pursuant to Section 2.05.

          "Letter of Credit Commitment" means a Letter of Credit
     A Commitment, a Letter of Credit B-1 Commitment or a Letter of Credit B-2 Commitment.

          "Letter of Credit Facility" means the Letter of Credit
     A Facility, the Letter of Credit B-1 Facility or the Letter of Credit B-2 Facility.

          "Lien" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

          "Loan Documents" means (a) for purposes of this Agreement and the Notes and any amendment, supplement or modification hereof or thereof and for all other purposes other than for purposes of the Guaranties and the Collateral Documents, (i) this Agreement, (ii) the Notes, (iii) the Guaranties, (iv) the Collateral Documents, (v) each Letter of Credit Agreement and (vi) the Consents and (b) for purposes of the Guaranties and the Collateral Documents, (i) this Agreement, (ii) the Notes, (iii) the Guaranties, (iv) the Collateral Documents, (v) each Letter of Credit Agreement, (vi) each Bank Hedge Agreement, (vii) the Daylight Overdraft Documents and (viii) the Consents, in each case as amended, supplemented or otherwise modified from time to time.


          "Loan Parties" means the Borrowers and the Guarantors.

          "Local Rate" means (a) with respect to any Working Capital B-2 Advance denominated in any Foreign Currency, the rate of interest from time to time publicly announced by Citibank in the jurisdiction of issuance of such Foreign Currency as its base rate (or its equivalent thereof) for loans denominated in such Foreign Currency at the principal lending office of Citibank in the jurisdiction of issuance of such Foreign Currency and (b) with respect to any Working Capital B-3 Advance, the rate of interest from time to time publicly announced by the principal office of Citibank in Milan, Italy as the base rate (or its equivalent thereof) for loans denominated in such Foreign Currency at the principal lending office of Citibank in the jurisdiction of issuance of such Foreign Currency.

          "Local Rate Advance" shall mean each Working Capital B-2 Advance or each Working Capital B-3 Advance hereunder at such time as it is made and/or being maintained at a rate of interest based upon the Local Rate for the relevant Foreign Currency.

          "Louisiana Undertaking" has the meaning specified in
     Section 3.01(g)(v).

          "Margin Stock" has the meaning specified in Regulation U.

          "Material Adverse Change" means any material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of (a) Crompton Corp. and its Subsidiaries, taken as a whole, (b) Crompton Corp. and its Subsidiaries (other than Uniroyal Corp. and its Subsidiaries), taken as a whole, or (c) Uniroyal and its Subsidiaries, taken as a whole.

          "Material Adverse Effect" means a material adverse effect on (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of (i) Crompton Corp. and its Subsidiaries, taken as a whole, (ii) Crompton Corp. and its Subsidiaries (other than Uniroyal Corp. and its Subsidiaries), taken as a whole, or
     (iii) Uniroyal and its Subsidiaries, taken as a whole,
     (b) the rights and remedies of the Agent or any Lender Party under any Loan Document or Related Document or (c) the ability of any Loan Party to perform its Obligations under any Loan Document or Related Document to which it is or is to be a party.

          "Material Subsidiary" means, at any time, a Subsidiary of Crompton Corp. having at least $10,000,000 in assets on a Consolidated basis (determined as of the last day of the most recent fiscal quarter of Crompton Corp.) or at least $20,000,000 in revenues, on a Consolidated basis, for the 12-month period ending on the last day of the most recent fiscal quarter of Crompton Corp.; provided, however, that any Subsidiary formed or acquired after the last day of the most recent fiscal quarter of Crompton Corp. that would have been a Material Subsidiary if it had been formed or acquired on or prior to the last day of such fiscal quarter shall be a Material Subsidiary for purposes hereof from and after the date of its formation or acquisition.

           "Merger" means the merger consummated on August 21, 1996 between Crompton Corp. and Uniroyal Corp. through Tiger
     Merger Corp., a Delaware corporation and a wholly owned
     Subsidiary of Crompton Corp., pursuant to the Merger
     Agreement in which Uniroyal Corp. was the surviving corporation.

          "Merger Agreement" means the Agreement and Plan of Merger dated as of April 30, 1996 (as amended, supplemented or otherwise modified in accordance with its terms, to the extent permitted in accordance with the Loan Documents) among Crompton Corp., Tiger Merger Corp., a Delaware corporation and wholly owned Subsidiary of Crompton Corp., and Uniroyal Corp.

          "Minor Subsidiaries" means those Subsidiaries of Crompton Corp. listed on Schedule III hereto.

          "Moody's" means Moody's Investors Service, Inc.

          "Multiemployer Plan" means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

          "Multiple Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and at least one Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

          "Naugatuck" means Naugatuck Treatment Company, a
     Connecticut corporation.

          "Net Cash Proceeds" means, with respect to any sale, lease, transfer or other disposition of any asset or the sale or issuance of any Debt or capital stock or other ownership or profit interest, any securities convertible into or exchangeable for capital stock or other ownership or profit interest or any warrants, rights, options or other securities to acquire capital stock or other ownership or profit interest by any Person, the aggregate amount of cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration) by or on behalf of such Person in connection with such transaction after deducting therefrom only (without duplication) (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions and (b) the amount of taxes payable in connection with or as a result of such transaction, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid to a Person that is not an Affiliate of such Person or any Loan Party or any Affiliate of any Loan Party and are properly attributable to such transaction or to the asset that is the subject thereof; provided, however, that in the case of taxes that are deductible under clause (b) but for the fact that at the time of receipt of such cash, such taxes have not been actually paid or are not then payable, such Person may deduct an amount equal to the amount reserved in accordance with GAAP for such Person's reasonable estimate of such taxes, other than taxes for which such Person is indemnified; provided further, however, that if the amount deducted pursuant to clause (b) above is greater than the amount actually so paid, the amount of such excess shall constitute Net Cash Proceeds.

          "Note" means a Working Capital A Note, a Working
     Capital B-1 Note, a Working Capital B-2 Note or a Working
     Capital B-3 Note.

          "Notice of Borrowing" has the meaning specified in
     Section 2.02(a).

          "Notice of Issuance" has the meaning specified in
     Section 2.03(a).
          "Notice of Swing Line Borrowing" has the meaning specified in Section 2.02(b).

          "NPL" means the National Priorities List under CERCLA. "Obligation" means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(f). Without limiting the generality of the foregoing, the Obligations of each Loan Party under the Loan Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by such Loan Party under any Loan Document and (b) the obligation of such Loan Party to reimburse any amount in respect of any of the foregoing that any Lender Party, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

          "OECD" means the Organization for Economic Cooperation and Development.

          "Operating Cash Flow" means, for any Fiscal Year, an amount equal to "cash flow from operations" for such Fiscal Year as set forth on the statement of cash flows furnished for such Fiscal Year pursuant to Section 5.03(c) less scheduled principal amounts of Debt paid or to be paid (other than in connection with the refinancing or replacement of any Surviving Debt) by Crompton Corp. and its Subsidiaries during such Fiscal Year.

          "Other Taxes" has the meaning specified in
     Section 2.13(b).

          "Payment Office" means with respect to any Working Capital B-2 Advance or Working Capital B-3 Advance, the office of Citibank set forth opposite the caption "Working Capital B-2 Advances" and "Working Capital B-3 Advances", respectively, on Schedule VII, or such other office as shall be from time to time selected by the Agent, subject, so long as no Default shall have occurred and be continuing, to the consent of Crompton Corp., such consent not to be unreasonably withheld or delayed.

          "Parent Guaranty" has the meaning specified in
     Section 3.01(g)(iii).

          "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency or entity performing substantially the same functions.

          "Permitted Liens" has the meaning specified in
     Section 5.02(a)(ii).

          "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          "Plan" means a Single Employer Plan or a Multiple
     Employer Plan.

          "Pledged Debt" has the meaning specified in the Security Agreement.

          "Pro Rata Share" of any amount means (a) with respect to any Working Capital A Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender's Working Capital A Commitment at such time and the denominator of which is the Working Capital A Facility at such time, (b) with respect to any Working Capital B-1 Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender's Working Capital B-1 Commitment at such time and the denominator of which is the Working Capital B-1 Facility, (c) with respect to any Working Capital B-2 Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender's Working Capital B-2 Commitment at such time and the denominator of which is the Working Capital B-2 Facility and (d) with respect to any Working Capital B-3 Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender's Working Capital B-3 Commitment at such time and the denominator of which is the Working Capital B-3 Facility.

          "Process Agent" has the meaning specified in Section
     8.13(a).

          "Receivables" has the meaning specified in Section 1 of the Uniroyal Security Agreement.

          "Receivables Securitization" has the meaning specified in Section 5.02(e).

          "Register" has the meaning specified in
     Section 8.07(d).
          "Regulation U" means Regulation U of the Board of
     Governors of the Federal Reserve System, as in effect from time to time.

          "Related Documents" means the Merger Agreement, the Uniroyal Indentures, the Uniroyal Senior Notes, the Uniroyal Corp. Senior Notes, the Uniroyal Corp. Senior Subordinated Notes and the Uniroyal Corp. Subordinated Discount Notes and the Tax Agreement.

          "Required Lenders" means at any time Lenders owed or holding at least 51% of the sum of the aggregate Working Capital A Commitments, Working Capital B-1 Commitments, Working Capital B-2 Commitments and Working Capital B-3 Commitments at such time, or, if the Working Capital A Commitments, Working Capital B-1 Commitments, Working Capital B-2 Commitments and Working Capital B-3 Commitments have been terminated, 51% of the sum of the aggregate outstanding Working Capital A Advances, Working Capital B-1 Advances, Working Capital B-2 Advances and Working Capital B-3 Advances (in each case, based on the Equivalent in Dollars at such time) at such time; provided, however, that if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time the aggregate amount of the Working Capital A Commitment, Working Capital B-1 Commitment, Working Capital B-2 Commitment and Working Capital B-3 Commitment of such Lender at such time.

          "Responsible Officer" means any officer of any Loan
     Party or any of its Subsidiaries.

          "Restatement Date" means any date on or before December
     19, 1996 on which the conditions set forth in Article III applicable to the effectiveness of this Agreement have been fulfilled or waived.

          "Rolling Period" means, with respect to any fiscal quarter of Crompton Corp. and its Subsidiaries, such fiscal quarter and the three consecutive immediately preceding fiscal quarters.

          "S&P" means Standard & Poor's Rating Group, a division of The McGraw-Hill Companies.
          "Secured Parties" means the Agent, the Lender Parties, the Hedge Banks and the Daylight Overdraft Bank.

          "Security Agreement" has the meaning specified in
     Section 3.01(g)(ii).

          "Seoul Guaranty" means the guaranty made by Uniroyal in favor of Citibank Seoul, which has issued bank guaranties of the obligations of Unikor Chemical Inc. (Korea), a joint venture 50% owned by Uniroyal, to certain banks organized and located in Korea.

          "Seoul Guaranty Amount" means a fluctuating dollar amount equal to the amount of Uniroyal's obligations under the Seoul Guaranty, not to exceed $2,000,000 or such other amount (not to exceed, in any event, $5,000,000) as agreed from time to time by Citibank, Uniroyal and the Agent.

          "Single Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and no Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

          "Solvent" and "Solvency" mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital.
     The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

       "Standby Letter of Credit" means any Letter of Credit issued under any Letter of Credit Facility, other than a Trade Letter of Credit.

          "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

          "Subsidiary Guarantors" means the Crompton Guarantors and the Uniroyal Guarantors.

          "Subsidiary Guaranty" has the meaning specified in
     Section 3.01(g)(iv).

          "Surviving Debt" means the Debt identified on Schedule
     3.01(d).

          "Swing Line A Advance" means an advance made by (a) the Swing Line Bank pursuant to Section 2.01(f) or (b) any
     Working Capital A Lender pursuant to Section 2.02(b).

          "Swing Line A Borrowing" means a borrowing consisting of a Swing Line A Advance made by the Swing Line Bank.

          "Swing Line A Facility" has the meaning specified in
     Section 2.01(f).

          "Swing Line Advance" means a Swing Line A Advance or a
     Swing Line B-1 Advance.

          "Swing Line B-1 Advance" means an advance made by (a) the Swing Line Bank pursuant to Section 2.01(g) or (b) any
     Working Capital B-1 Lender pursuant to Section 2.02(b).

          "Swing Line B-1 Borrowing" means a borrowing consisting of a Swing Line B-1 Advance made by the Swing Line Bank.

          "Swing Line B-1 Facility" has the meaning specified in
     Section 2.01(g).

          "Swing Line Bank" means Citicorp.

          "Swing Line Borrowing" means a Swing Line A Borrowing or a Swing Line B-1 Borrowing.

          "Swing Line Facility" means the Swing Line A Facility or the Swing Line B-1 Facility.

          "Tax Agreement" means the Tax Agreement to be entered into by Crompton Corp. and some or all of its Subsidiaries.

          "Taxes" has the meaning specified in Section 2.13(a).

          "Termination Date" means the earlier of August 21, 2001 and the date of termination in whole of the Working Capital A Commitments, the Working Capital B-1 Commitments, the Working Capital B-2 Commitments, the Working Capital B-3 Commitments and the Letter of Credit Commitments pursuant to
     Section 2.05 or 6.01.

          "Total Debt" of any Person means all Debt of such Person of the types referred to in clauses (a) though (e) of the definition of "Debt".

          "Total Debt/EBITDA Ratio" means, at any date of determination, the ratio of Consolidated Total Debt of Crompton Corp. and its Subsidiaries as at the end of the immediately preceding Rolling Period to Consolidated EBITDA of Crompton Corp. and its Subsidiaries for such immediately preceding Rolling Period.

          "Trade Letter of Credit" means any Letter of Credit that is issued under either Letter of Credit Facility for the benefit of a supplier of Inventory to any Borrower or any of its Subsidiaries to effect payment for such Inventory, the conditions to drawing under which include the presentation to the Issuing Bank that issued such Letter of Credit of negotiable bills of lading, invoices and related documents.

          "Type" refers to the distinction between Advances bearing interest at the Base Rate and Advances bearing interest at the Eurocurrency Rate.

          "Uniroyal" has the meaning specified in the recital of parties to this Agreement.

           "Uniroyal B-1 Borrower" has the meaning specified in the recital of parties to this Agreement.

          "Uniroyal Corp." means Uniroyal Chemical Corporation, a
     Delaware corporation.

          "Uniroyal Corp. Senior Notes" means the 10-1/2% Senior Notes due 2002 in an aggregate principal amount of $300,000,000, issued by Uniroyal Corp. pursuant to an Indenture dated as of February 8, 1993 between Uniroyal Corp. and State Street Bank and Trust Company, as Trustee, as amended, supplemented or otherwise modified from time to time.

          "Uniroyal Corp. Senior Subordinated Notes" means the 11% Senior Subordinated Notes due 2003 in an aggregate principal amount of $325,000,000, issued by Uniroyal Corp. pursuant to an Indenture dated as of February 8, 1993 between Uniroyal Corp. and United States Trust Company of New York, as Trustee, as amended, supplemented or otherwise modified from time to time.

          "Uniroyal Corp. Subordinated Discount Notes" means the 12% Subordinated Discount Notes due 2005 in an aggregate principal amount of $229,952,000, issued by Uniroyal Corp. pursuant to an Indenture dated as of February 8, 1993 between Uniroyal Corp. and Shawmut Bank Connecticut, National Association, as Trustee, as amended, supplemented or otherwise modified from time to time.

          "Uniroyal Guarantors" means Uniroyal Corp., the
     Subsidiaries of Uniroyal Corp. listed on Part II of Schedule
     II hereto and each other Subsidiary of Uniroyal Corp. that shall be required to execute and deliver a guaranty pursuant to Section 5.01(k).

          "Uniroyal Indentures" means the Indentures pursuant to which the Uniroyal Corp. Senior Notes, Uniroyal Corp. Senior Subordinated Notes, Uniroyal Corp. Subordinated Discount Notes and Uniroyal Senior Notes were issued, in each case as amended, supplemented or otherwise modified or refinanced or refunded from time to time in accordance with its terms, to the extent permitted in accordance with the Loan Documents.

          "Uniroyal Security Agreement" has the meaning specified in Section 3.01(g)(ii).

          "Uniroyal Senior Notes" means the 9% Senior Notes issued by Uniroyal pursuant to an Indenture dated as of September 1, 1993 between Uniroyal and State Street Bank and Trust Company, as Trustee, as amended, supplemented or otherwise modified from time to time.

          "Unused Working Capital Commitment" means, with respect to any Working Capital Facility and any Working Capital Lender at any time, (a) such Lender's Working Capital Commitment under such Working Capital Facility at such time minus (b) the sum (without duplication) of (i) the aggregate principal amount in Dollars of all Working Capital Advances, Swing Line Advances and Letter of Credit Advances made under such Working Capital Facility, by such Lender (in its capacity as a Lender but not in its capacity as an Issuing Bank or a Swing Line Bank) and outstanding at such time, plus (ii) such Lender's Pro Rata Share of (A) the aggregate Available Amount of all Letters of Credit outstanding under such Working Capital Facility at such time, (B) the aggregate principal amount in Dollars of all Letter of Credit Advances made under such Working Capital Facility by the Issuing Banks pursuant to Section 2.03(c) and outstanding at such time, (C) the aggregate principal amount in Dollars of all Swing Line Advances made under such Working Capital Facility by the Swing Line Bank pursuant to
     Section 2.01(f) or (g), as the case may be, and outstanding at such time, (D) in the case of the Working Capital B-1 Facility, the amount of the Working Capital B-1 Commitments then reserved pursuant to Section 2.01(i) and (E) in the case of the Working Capital A Facility, the amount of the Working Capital A Commitments then reserved pursuant to Sections 2.01(j) and 2.01(k).

          "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

          "Welfare Plan" means a welfare plan, as defined in
     Section 3(1) of ERISA, that is maintained for employees of any Loan Party or in respect of which any Loan Party could have liability.

          "Withdrawal Liability" has the meaning specified in
     Part I of Subtitle E of Title IV of ERISA.

          "Working Capital A Advance" has the meaning specified in Section 2.01(b).

               "Working Capital A Borrowing" means a borrowing consisting of simultaneous Working Capital A Advances of the same Type made by the Working Capital A Lenders.

          "Working Capital A Commitment" means, with respect to any Working Capital A Lender at any time, the Dollar amount set forth opposite such Lender's name on Schedule I hereto under the caption "Working Capital A Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Agent pursuant to Section 8.07(d) as such Lender's "Working Capital A Commitment", as such Dollar amount may be reduced at or prior to such time pursuant to
     Section 2.05.

          "Working Capital A Facility" means, at any time, the aggregate amount of the Working Capital A Lenders' Working
     Capital A Commitments at such time.

          "Working Capital A Lender" means any Lender that has a Working Capital A Commitment.

          "Working Capital A Note" means a promissory note of any Crompton A Borrower payable to the order of any Working Capital A Lender, in substantially the form of Exhibit A-1 hereto, evidencing the aggregate indebtedness of such Borrower to such Lender resulting from the Working Capital A Advances made by such Lender.

          "Working Capital Advance" means a Working Capital A
     Advance, a Working Capital B-1 Advance, a Working Capital
     B-2 Advance or Working Capital B-3 Advance.

          "Working Capital B-1 Advance" has the meaning specified in Section 2.01(c).

          "Working Capital B-1 Borrowing" means a borrowing consisting of simultaneous Working Capital B-1 Advances of the same Type made by the Working Capital B-1 Lenders.

          "Working Capital B-1 Commitment" means, with respect to any Working Capital B-1 Lender at any time, the Dollar amount set forth opposite such Lender's name on Schedule I hereto under the caption "Working Capital B-1 Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Agent pursuant to Section 8.07(d) as such Lender's "Working Capital B-1 Commitment", as such Dollar amount may be reduced at or prior to such time pursuant to
     Section 2.05.
          "Working Capital B-1 Facility" means, at any time, the aggregate amount of the Working Capital B-1 Lenders' Working Capital B-1 Commitments at such time.

          "Working Capital B-1 Lender" means any Lender that has a Working Capital B-1 Commitment.

          "Working Capital B-1 Note" means a promissory note of the Uniroyal B-1 Borrower payable to the order of any Working Capital B-1 Lender, in substantially the form of Exhibit A-2 hereto, evidencing the aggregate indebtedness of the Uniroyal B-1 Borrower to such Lender resulting from the Working Capital B-1 Advances made by such Lender.

          "Working Capital B-2 Advance" has the meaning specified in Section 2.01(d).

          "Working Capital B-2 Borrowing" means a borrowing consisting of simultaneous Working Capital B-2 Advances of the same Type made by the Working Capital B-2 Lenders.

          "Working Capital B-2 Commitment" means, with respect to any Working Capital B-2 Lender at any time, the Dollar amount set forth opposite such Lender's name on Schedule I hereto under the caption "Working Capital B-2 Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Agent pursuant to Section 8.07(d) as such Lender's "Working Capital B-2 Commitment", as such Dollar amount may be reduced at or prior to such time pursuant to
     Section 2.05.

          "Working Capital B-2 Facility" means, at any time, the aggregate amount of the Working Capital B-2 Lenders' Working
     Capital B-2 Commitments at such time.

          "Working Capital B-2 Lender" means any Lender that has a Working Capital B-2 Commitment.

          "Working Capital B-2 Note" means a promissory note of any B-2 Borrower payable to the order of any Working Capital B-2 Lender, in substantially the form of Exhibit A-3 hereto, evidencing the aggregate indebtedness of such B-2 Borrower to such Lender resulting from the Working Capital B-2 Advances made by such Lender.

          "Working Capital B-3 Advance" has the meaning specified in Section 2.01(e).

          "Working Capital B-3 Borrowing" means a borrowing consisting of simultaneous Working Capital B-3 Advances of the same Type made by the Working Capital B-3 Lenders.

          "Working Capital B-3 Commitment" means, with respect to any Working Capital B-3 Lender at any time, the Dollar amount set forth opposite such Lender's name on Schedule I hereto under the caption "Working Capital B-3 Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Agent pursuant to Section 8.07(d) as such Lender's "Working Capital B-3 Commitment", as such Dollar amount may be reduced at or prior to such time pursuant to
     Section 2.05.

          "Working Capital B-3 Facility" means, at any time, the aggregate amount of the Working Capital B-3 Lenders' Working
     Capital B-3 Commitments at such time.

          "Working Capital B-3 Lender" means any Lender that has a Working Capital B-3 Commitment.

          "Working Capital B-3 Note" means a promissory note of any B-3 Borrower payable to the order of any Working Capital B-3 Lender, in substantially the form of Exhibit A-3 hereto, evidencing the aggregate indebtedness of such B-3 Borrower to such Lender resulting from the Working Capital B-3 Advances made by such Lender.

          "Working Capital Borrowing" means a Working Capital A
     Borrowing, a Working Capital B-1 Borrowing, a Working
     Capital B-2 Borrowing or a Working Capital B-3 Borrowing.

          "Working Capital Commitment" means a Working Capital A
     Commitment, a Working Capital B-1 Commitment, a Working
     Capital B-2 Commitment or a Working Capital B-3 Commitment.

          "Working Capital Facility" means a Working Capital A
     Facility, a Working Capital B-1 Facility, a Working Capital
     B-2 Facility or a Working Capital B-3 Facility.

          "Working Capital Lender" means a Working Capital A
     Lender, a Working Capital B-1 Lender, a Working Capital B-2
     Lender or a Working Capital B-3 Lender.

          SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

          SECTION 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(f), in the case of Crompton Corp. and its Subsidiaries (other than Uniroyal Corp. and its Subsidiaries), and Section 4.01(g), in the case of Uniroyal Corp. and its Subsidiaries ("GAAP").


                           ARTICLE II

                AMOUNTS AND TERMS OF THE ADVANCES
                    AND THE LETTERS OF CREDIT

          SECTION 2.01. The Advances. (a) Purchase of Assignments. Each Working Capital B-2 Lender and each Working Capital B-3 Lender severally agrees, on the terms and conditions hereinafter set forth, to purchase and assume on the Restatement Date an undivided interest in the rights and obligations of the Existing Working Capital B-2 Lenders under the Existing Credit Agreement in an amount up to such Working Capital B-2 Lender's Working Capital B-2 Commitment hereunder and such Working Capital B-3 Lender's Working Capital B-3 Commitment hereunder, such purchase to be effected by assigning each Existing Working Capital B-2 Lender's "Working Capital B-2 Commitment" under the Existing Credit Agreement to the Working Capital B-2 Lenders and Working Capital B-3 Lenders hereunder. Such purchase shall be made on such notice, and otherwise on such terms, as are provided under this Agreement as though such purchase were a Borrowing hereunder. In furtherance of the foregoing, each Working Capital B-2 Lender and Working Capital B-3 Lender hereby authorizes and directs the Agent to accept the Assignment Agreement on behalf of the Working Capital B-2 Lenders and Working Capital B-3 Lenders.

          (b) The Working Capital A Advances. Each Working Capital A Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a "Working Capital A Advance") to any Crompton A Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an amount for each such Advance not to exceed such Lender's Unused Working Capital Commitment under the Working Capital A Facility at such time. Each Working Capital A Borrowing shall be in an aggregate amount of $5,000,000 (or, if the Swing Line Bank shall, in its sole discretion, decline to make a Swing Line A Advance on such Business Day after a request therefor by such Crompton A Borrower pursuant to Section 2.01(f), $1,000,000) or an integral multiple of $1,000,000 in excess thereof and shall consist of Working Capital A Advances made simultaneously by the Working Capital A Lenders ratably according to their Working Capital A Commitments. Each Working Capital A Advance shall be denominated in Dollars. Within the limits of each Working Capital A Lender's Unused Working Capital Commitment under the Working Capital A Facility in effect from time to time, the Crompton A Borrowers may borrow under this Section 2.01(b), prepay pursuant to Section 2.06(a) and reborrow under this
Section 2.01(b).

          (c) The Working Capital B-1 Advances. Each Working Capital B-1 Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a "Working Capital B-1 Advance") to the Uniroyal B-1 Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an amount for each such Advance not to exceed such Lender's Unused Working Capital Commitment under the Working Capital B-1 Facility at such time. Each Working Capital B-1 Borrowing shall be in an aggregate amount of $5,000,000 (or, if the Swing Line Bank shall, in its sole discretion, decline to make a Swing Line B-1 Advance on such Business Day after a request therefor by the Uniroyal B-1 Borrower pursuant to Section 2.01(g), $1,000,000) or an integral multiple of $1,000,000 in excess thereof and shall consist of Working Capital B-1 Advances made simultaneously by the Working Capital B-1 Lenders ratably according to their Working Capital B-1 Commitments. Each Working Capital B-1 Advance shall be denominated in Dollars. Within the limits of each Working Capital B-1 Lender's Unused Working Capital Commitment under the Working Capital B-1 Facility in effect from time to time, the Uniroyal B-1 Borrower may borrow under this Section 2.01(c), prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(c).

          (d) The Working Capital B-2 Advances. Each Working Capital B-2 Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a "Working Capital B-2 Advance") to any B-2 Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an amount (based in respect of any Working Capital B-2 Advance denominated in a Foreign Currency on the Equivalent in Dollars on the Business Day such Advance is made) for each such Advance not to exceed such Lender's Unused Working Capital Commitment under the Working Capital B-2 Facility at such time. Each Working Capital B-2 Borrowing shall be in an aggregate amount of $1,000,000 (or the Equivalent thereof in any Foreign Currency) or an integral multiple of $100,000 (or the Equivalent thereof in any Foreign Currency) in excess thereof and shall consist of Working Capital B-2 Advances made simultaneously by the Working Capital B-2 Lenders ratably according to their Working Capital B-2 Commitments. Within the limits of each Working Capital B-2 Lender's Unused Working Capital Commitment under the Working Capital B-2 Facility in effect from time to time, any B-2 Borrower may borrow under this Section 2.01(d), prepay pursuant to Section 2.06(a) and reborrow under this
Section 2.01(d).

          (e) The Working Capital B-3 Advances. Each Working Capital B-3 Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a "Working Capital B-3 Advance") to any B-3 Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an amount (based in respect of any Working Capital B-3 Advance denominated in a Foreign Currency on the Equivalent in Dollars on the Business Day such Advance is made) for each such Advance not to exceed such Lender's Unused Working Capital Commitment under the Working Capital B-3 Facility at such time. Each Working Capital B-3 Borrowing shall be in an aggregate amount of $1,000,000 (or the Equivalent thereof in any Foreign Currency) or an integral multiple of $100,000 (or the Equivalent thereof in any Foreign Currency) in excess thereof and shall consist of Working Capital B-3 Advances made simultaneously by the Working Capital B-3 Lenders ratably according to their Working Capital B-3 Commitments. Within the limits of each Working Capital B-3 Lender's Unused Working Capital Commitment under the Working Capital B-3 Facility in effect from time to time, any B-3 Borrower may borrow under this Section 2.01(e), prepay pursuant to Section 2.06(a) and reborrow under this
Section 2.01(e).

          (f) The Swing Line A Advances. Any Crompton A Borrower may request the Swing Line Bank to make, and the Swing Line Bank may, if in its sole discretion it elects to do so, make, on the terms and conditions hereinafter set forth, Swing Line A Advances to such Crompton A Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date (i) in an aggregate amount not to exceed at any time outstanding $10,000,000 (the "Swing Line A Facility") and
(ii) in an amount for each such Swing Line A Borrowing not to exceed the aggregate of the Unused Working Capital Commitments under the Working Capital A Facility of the Working Capital A Lenders at such time. No Swing Line A Advance shall be used for the purpose of funding the payment of principal of any other Swing Line A Advance. Each Swing Line A Borrowing shall be in an amount of $500,000 or an integral multiple of $100,000 in excess thereof and shall be made as a Base Rate Advance. Within the limits of the Swing Line A Facility and within the limits referred to in clause (ii) above, so long as the Swing Line Bank, in its sole discretion, elects to make Swing Line A Advances, the Crompton A Borrowers may borrow under this Section 2.01(f), repay pursuant to Section 2.04(e) or prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(f).

          (g) The Swing Line B-1 Advances. The Uniroyal B-1 Borrower may request the Swing Line Bank to make, and the Swing Line Bank may, if in its sole discretion it elects to do so, make, on the terms and conditions hereinafter set forth, Swing Line B-1 Advances to the Uniroyal B-1 Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date (i) in an aggregate amount not to exceed at any time outstanding $10,000,000 (the "Swing Line B-1 Facility") and (ii) in an amount for each such Swing Line Borrowing not to exceed the aggregate of the Unused Working Capital Commitments under the Working Capital B-1 Facility of the Working Capital B-1 Lenders at such time. No Swing Line B-1 Advance shall be used for the purpose of funding the payment of principal of any other Swing Line B-1 Advance. Each Swing Line B-1 Borrowing shall be in an amount of $500,000 or an integral multiple of $100,000 in excess thereof and shall be made as a Base Rate Advance. Within the limits of the Swing Line B-1 Facility and within the limits referred to in clause (ii) above, so long as the Swing Line Bank, in its sole discretion, elects to make Swing Line B-1 Advances, the Uniroyal B-1 Borrower may borrow under this Section 2.01(g), repay pursuant to Section 2.04(e) or prepay pursuant to
Section 2.06(a) and reborrow under this Section 2.01(g).

          (h) Letters of Credit. Each Issuing Bank severally agrees, on the terms and conditions hereinafter set forth, to issue letters of credit (the "Letters of Credit") for the account of any Borrower under the Letter of Credit A Facility, Letter of Credit B-1 Facility or Letter of Credit B-2 Facility, as the case may be, from time to time on any Business Day during the period from the date hereof until 30 days before the Termination Date
(i) in an aggregate Available Amount for all Letters of Credit issued by such Issuing Bank not to exceed at any time such Issuing Bank's Letter of Credit Commitment at such time under the Facility which the applicable Notice of Issuance specifies as the Facility under which such Letter of Credit is to be issued,
(ii) in an Available Amount for each such Letter of Credit to be issued under the Letter of Credit A Facility not to exceed the lesser of (x) the Letter of Credit A Facility at such time and
(y) the aggregate Unused Working Capital Commitments of the Working Capital A Lenders under the Working Capital A Facility at such time, (iii) in an Available Amount for each such Letter of Credit to be issued under the Letter of Credit B-1 Facility not to exceed the lesser of (x) the Letter of Credit B-1 Facility at such time and (y) the aggregate Unused Working Capital Commitments of the Working Capital B-1 Lenders under the Working Capital B-1 Facility at such time and (iv) in an Available Amount for each such Letter of Credit to be issued under the Letter of Credit B-2 Facility not to exceed the lesser of (x) the Letter of Credit B-2 Facility at such time and (y) the aggregate Unused Working Capital Commitments of the Working Capital B-2 Lenders under the Working Capital B-2 Facility at such time. Letters of Credit issued under the Letter of Credit A Facility shall be issued for the account of any Crompton A Borrower, Letters of Credit issued under the Letter of Credit B-1 Facility shall be issued for the account of the Uniroyal B-1 Borrower and Letters of Credit issued under the Letter of Credit B-2 Facility shall be issued for the account of any B-2 Borrower. No Letters of Credit shall be issued under the Working Capital B-3 Facility. No Letter of Credit shall have an expiration date (including all rights of the applicable Borrower or the beneficiary to require renewal) later than the earlier of 30 days before the Termination Date and (A) in the case of a Standby Letter of Credit, one year after the date of issuance thereof and (B) in the case of a Trade Letter of Credit, 90 days after the date of issuance thereof. Within the limits of the Letter of Credit A Facility, the Letter of Credit B-1 Facility or the Letter of Credit B-2 Facility, as the case may be, and subject to the limits referred to above, any Crompton A Borrower, the Uniroyal B-1 Borrower, any B-2 Borrower, as the case may be, may request the issuance of Letters of Credit under this Section 2.01(h), repay any Letter of Credit Advances resulting from drawings thereunder pursuant to Section 2.03(c) and request the issuance of additional Letters of Credit under this Section 2.01(h).

          (i) Set Aside of Working Capital B-1 Commitments in Respect of the Seoul Guaranty. Each Working Capital B-1 Lender's Pro Rata Share of an aggregate amount of Working Capital B-1 Commitments equal to the Seoul Guaranty Amount shall be reserved to ensure that sufficient funds may be made available to Uniroyal for payment to Citibank Seoul of the Seoul Guaranty Amount as the same becomes due and payable. The amount of Working Capital B-1 Commitments reserved under this Section 2.01(i) shall equal the Seoul Guaranty Amount from time to time.

          (j) Set Aside of Working Capital A Commitments in Respect of B-2 Facility Overage. Each Working Capital A Lender's Pro Rata Share of an aggregate amount of Working Capital A Commitments equal to the B-2 Facility Overage shall be reserved against the Working Capital A Commitment. The aggregate amount of Working Capital A Commitments reserved under this Section 2.01(j) shall equal the B-2 Facility Overage from time to time.

          (k) Set Aside of Working Capital A Commitments in Respect of B-3 Facility Overage. Each Working Capital A Lender's Pro Rata Share of an aggregate amount of Working Capital A Commitments equal to the B-3 Facility Overage shall be reserved against the Working Capital A Commitment. The aggregate amount of Working Capital A Commitments reserved under this Section 2.01(k) shall equal the B-3 Facility Overage from time to time.

          SECTION 2.02. Making the Advances. (a) Except as otherwise provided in Section 2.02(b) or 2.03, each Borrowing shall be made on notice, given not later than (x) 11:00 A.M.
(New York City time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Eurocurrency Rate Advances under the Working Capital A Facility or the Working Capital B-1 Facility, (y) 11:00 A.M. (London time) on the third Business Day prior to the date of the proposed Borrowing in the case a Borrowing consisting of Eurocurrency Rate Advances under the Working Capital B-2 Facility or the Working Capital B-3 Facility, or (z) 11:00 A.M. (New York City time) on the first Business Day prior to the date of the proposed Borrowing (or, if the Swing Line Bank shall, in its sole discretion, decline to make a Swing Line Advance on the date of the proposed Borrowing after a request therefor by a Borrower pursuant to Section 2.01(f) or (g), the date of the proposed Borrowing) in the case of a Borrowing consisting of Base Rate Advances, by any Borrower to the Agent, which shall give to each Appropriate Lender prompt notice thereof by telex or telecopier. Each such notice of a Borrowing (a "Notice of Borrowing") shall be by telephone, confirmed immediately in writing, or telex or telecopier, in substantially the form of Exhibit B hereto, specifying therein the requested (i) date of such Borrowing,
(ii) Facility under which such Borrowing is to be made,
(iii) Type of Advances comprising such Borrowing, (iv) aggregate amount of such Borrowing and (v) in the case of a Borrowing consisting of Eurocurrency Rate Advances, initial Interest Period and currency for each such Advance. Each Appropriate Lender shall, (x) before 11:00 A.M. (New York City time), in the case of a Borrowing under the Working Capital A Facility or Working Capital B-1 Facility and (y) before 11:00 (London time), in the case of a Borrowing under the Working Capital B-2 Facility or Working Capital B-3 Facility, in each case, on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Agent at the applicable Agent's Account, in same day funds, such Lender's ratable portion of such Borrowing in accordance with the respective Commitments under the applicable Facility of such Lender and the other Appropriate Lenders. If for any reason set forth in Section 2.11, any Lender is unable to make, maintain or fund any Eurocurrency Rate Advance, such Lender shall make available for the account of its Applicable Lending Office to the Agent at the applicable Agent's Account, in same day funds, such Lender's ratable portion of such Borrowing in accordance with the respective Commitments under the applicable Facility of such Lender and the other Appropriate Lenders; provided, however, such Lender shall make such Eurocurrency Rate Advance available in Dollars or such other currency as such Lender and the applicable Borrower may agree upon. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in
Article III, the Agent will make such funds available to the relevant Borrower by crediting the relevant Borrower's Account or at the applicable Payment Office, as the case may be.

          (b) Each Swing Line Borrowing shall be made on notice, given not later than 11:00 A.M. (New York City time) on the date of the proposed Swing Line Borrowing, by any Borrower to the Swing Line Bank and the Agent. Each such notice of a Swing Line Borrowing (a "Notice of Swing Line Borrowing") shall be by telephone, confirmed immediately in writing, or telex or telecopier, specifying therein the requested (i) date of such Borrowing, (ii) amount of such Borrowing and (iii) maturity of such Borrowing (which maturity shall be no later than the seventh day after the requested date of such Borrowing). If, in its sole discretion, it elects to make the requested Swing Line Advance, the Swing Line Bank will make the amount thereof available to the Agent at the Agent's Account, in same day funds. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Agent will make such funds available to the relevant Borrower by crediting the relevant Borrower's Account. Upon written demand by the Swing Line Bank with an outstanding Swing Line A Advance or Swing Line B-1 Advance, as the case may be, with a copy of such demand to the Agent, each other Working Capital A Lender or Working Capital B-1 Lender, as the case may be, shall purchase from the Swing Line Bank, and the Swing Line Bank shall sell and assign to each such other Working Capital A Lender or Working Capital B-1 Lender, as the case may be, such other Lender's Pro Rata Share of such outstanding Swing Line A Advance or Swing Line B-1 Advance, as the case may be, as of the date of such demand, by making available for the account of its Applicable Lending Office to the Agent for the account of the Swing Line Bank, by deposit to the Agent's Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Swing Line A Advance or Swing Line B-1 Advance, as the case may be, to be purchased by such Lender. Each Borrower hereby agrees to each such sale and assignment. Each Working Capital A Lender agrees to purchase its Pro Rata Share of an outstanding Swing Line A Advance and each Working Capital B-1 Lender agrees to purchase its Pro Rata Share of an outstanding Swing Line B-1 Advance on
(i) the Business Day on which demand therefor is made by the Swing Line Bank, provided that notice of such demand is given not later than 11:00 A.M. (New York City time) on such Business Day or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by the Swing Line Bank to any other Working Capital Lender of a portion of a Swing Line Advance, the Swing Line Bank represents and warrants to such other Lender that the Swing Line Bank is the legal and beneficial owner of such interest being assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to such Swing Line Advance, the Loan Documents or any Loan Party. If and to the extent that any Working Capital A Lender or Working Capital B-1 Lender, as the case may be, shall not have so made the amount of such Swing Line A Advance or Swing Line B-1 Advance, as the case may be, available to the Agent, such Lender agrees to pay to the Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Swing Line Bank until the date such amount is paid to the Agent, at the Federal Funds Rate. If such Lender shall pay to the Agent such amount for the account of the Swing Line Bank on any Business Day, such amount so paid in respect of principal shall constitute a Swing Line Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Swing Line Advance made by the Swing Line Bank shall be reduced by such amount on such Business Day.


          (c) Anything in subsection (a) above to the contrary notwithstanding, (i) the Borrowers may not select Eurocurrency Rate Advances for any Borrowing if the aggregate amount of such Borrowing is less than (A) $5,000,000 in the case of any Working Capital A Advance or any Working Capital B-1 Advance and (B) $1,000,000 (or the Equivalent thereof in any Foreign Currency) in the case of any Working Capital B-2 Advance or any Working Capital B-3 Advance, or if the obligation of the Appropriate Lenders to make Eurocurrency Rate Advances shall then be suspended pursuant to Section 2.10 or Section 2.11 and (ii) the Working Capital Advances may not be outstanding as part of more than 12 separate Borrowings.

          (d) Each Notice of Borrowing and Notice of Swing Line Borrowing shall be irrevocable and binding on the Borrower giving such notice. In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Eurocurrency Rate Advances, the Borrower giving such notice shall indemnify each Appropriate Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

          (e) Unless the Agent shall have received notice from an Appropriate Lender prior to the date of any Borrowing under a Facility under which such Lender has a Commitment that such Lender will not make available to the Agent such Lender's ratable portion of such Borrowing, the Agent may assume that such Lender has made such portion available to the Agent on the date of such Borrowing in accordance with subsection (a) or (b) of this
Section 2.02 and the Agent may, in reliance upon such assumption, make available to the relevant Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Agent, such Lender and the relevant Borrower severally agree to repay or pay to the Agent forthwith on demand such corresponding amount and to pay interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid or paid to the Agent, at (i) in the case of the Borrowers, the interest rate applicable at such time under
Section 2.07 to Advances comprising such Borrowing and (ii) in the case of such Lender, the higher of (A) the Federal Funds Rate and (b) the cost of funds incurred by the Agent in respect of such amount. If such Lender shall pay to the Agent such corresponding amount, such amount so paid shall constitute such Lender's Advance as part of such Borrowing for all purposes.

          (f) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

          (g) Uniroyal hereby irrevocably authorizes and appoints Citibank as its attorney-in-fact to execute and deliver a Notice of Borrowing in accordance with Section 2.02(a) or a Notice of Swing Line Borrowing in accordance with Section 2.02(b), on behalf of and in the name of Uniroyal, for a Working Capital B-1 Borrowing or Swing Line B-1 Borrowing, as the case may be, in an aggregate amount not to exceed the Seoul Guaranty Amount. Uniroyal hereby authorizes each of Citibank and Citibank Seoul, in its discretion, to hold the proceeds of such Borrowing as collateral for, and/or then or at any time thereafter to apply such proceeds in whole or in part against the Obligations of Uniroyal under the Seoul Guaranty. Each Working Capital B-1 Lender severally agrees, notwithstanding any other term or condition of this Agreement (including, without limitation, any non-fulfillment of any of the conditions specified in Article
III), to make an Advance to or for the account of Uniroyal for the purposes specified in the proviso to the first sentence of
Section 2.15 hereof, on any Business Day during the period from the date hereof until the Termination Date, in an aggregate amount not to exceed such Lender's Pro Rata Share of the amount of Working Capital B-1 Commitments then reserved pursuant to
Section 2.01(i); provided that, after giving effect to the Advances made pursuant to this Section 2.02(g), the sum of the aggregate principal amount of Working Capital B-1 Advances, Swing Line B-1 Advances and Letter of Credit B-1 Advances then outstanding plus the Available Amount of all Letters of Credit issued under the Letter of Credit B-1 Facility and then outstanding shall not exceed the aggregate Working Capital B-1 Commitments.

          SECTION 2.03.  Issuance of and Drawings and
Reimbursement Under Letters of Credit. (a) Request for Issuance. Each Letter of Credit shall be issued upon notice, given not later than (i) 11:00 A.M. (New York City time) in the case of any proposed issuance under the Letter of Credit A Facility or Letter of Credit B-1 Facility and (ii) 11:00 A. M. (London time) in the case of any proposed issuance under the Letter of Credit B-2 Facility, in each case on the second Business Day prior to the date of the proposed issuance of such Letter of Credit, by any Crompton A Borrower to any Issuing Bank under the Letter of Credit A Facility, by the Uniroyal B-1 Borrower to any Issuing Bank under the Letter of Credit B-1 Facility or by any B-2 Borrower to any Issuing Bank under the Letter of Credit B-2 Facility, which shall give to the Agent and each Appropriate Lender prompt notice thereof by telex or telecopier. No Letter of Credit shall be issued hereunder for the account of any B-3 Borrower. Each such notice of issuance of a Letter of Credit (a "Notice of Issuance") shall be by telephone, confirmed immediately in writing, or telex or telecopier, specifying therein the requested (A) date of such issuance (which shall be a Business Day), (B) Available Amount and currency of such Letter of Credit, (C) expiration date of such Letter of Credit, (D) name and address of the beneficiary of such Letter of Credit, (E) Facility under which such Letter of Credit is to be issued and (F) form of such Letter of Credit, and shall be accompanied by such application and agreement for letter of credit as such Issuing Bank may specify to the relevant Borrower for use in connection with such requested Letter of Credit (a "Letter of Credit Agreement"). If (x) the requested form of such Letter of Credit is acceptable to such Issuing Bank in its sole discretion and (y) it has not received notice of objection to such issuance from Appropriate Lenders holding at least 51% of the Working Capital A Commitments, Working Capital B-1 Commitments or Working Capital B-2 Commitments, as the case may be, such Issuing Bank will, upon fulfillment of the applicable conditions set forth in Article III, make such Letter of Credit available to the Borrower requesting the issuance of such Letter of Credit at its office referred to in Section 8.02 or as otherwise agreed with such Borrower in connection with such issuance. In the event and to the extent that the provisions of any Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern.

          (b) Letter of Credit Reports. Each Issuing Bank shall furnish (A) to the Agent on the first Business Day of each week a written report summarizing issuance and expiration dates of Letters of Credit issued by such Issuing Bank during the previous week and drawings during such week under all Letters of Credit issued by such Issuing Bank, (B) to each Appropriate Lender on the first Business Day of each month a written report summarizing issuance and expiration dates of Letters of Credit issued by such Issuing Bank during the preceding month and drawings during such month under all Letters of Credit issued by such Issuing Bank and
(C) to the Agent and each Appropriate Lender on the first Business Day of each calendar quarter a written report setting forth the average daily aggregate Available Amount during the preceding calendar quarter of all Letters of Credit issued by such Issuing Bank.

          (c) Drawing and Reimbursement. The payment by any Issuing Bank of a draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by such Issuing Bank of a Letter of Credit Advance, which shall be a Base Rate Advance, in the amount of such draft. Upon payment by any Issuing Bank of a draft drawn under any Letter of Credit, such Issuing Bank shall give prompt notice thereof to the applicable Borrower and the Agent. Upon written demand by any Issuing Bank with an outstanding Letter of Credit Advance, with a copy of such demand to the Agent, each Appropriate Lender shall purchase from such Issuing Bank, and such Issuing Bank shall sell and assign to each such Appropriate Lender, such Lender's Pro Rata Share of such outstanding Letter of Credit Advance as of the date of such purchase, by making available for the account of its Applicable Lending Office to the Agent for the account of such Issuing Bank, by deposit to the applicable Agent's Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Letter of Credit Advance to be purchased by such Lender. Promptly after receipt thereof, the Agent shall transfer such funds to such Issuing Bank. Each Borrower hereby agrees to each such sale and assignment. Each Appropriate Lender agrees to purchase its Pro Rata Share of an outstanding Letter of Credit Advance on (i) the Business Day on which demand therefor is made by the Issuing Bank which made such Advance, provided notice of such demand is given not later than 11:00 A.M. (New York City time) on such Business Day or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by an Issuing Bank to any Appropriate Lender of a portion of a Letter of Credit Advance, such Issuing Bank represents and warrants to such Appropriate Lender that such Issuing Bank is the legal and beneficial owner of such interest being assigned by it, free and clear of any liens, but makes no other representation or warranty and assumes no responsibility with respect to such Letter of Credit Advance, the Loan Documents or any Loan Party. If and to the extent that any Appropriate Lender shall not have so made the amount of such Letter of Credit Advance available to the Agent, such Appropriate Lender agrees to pay to the Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by such Issuing Bank until the date such amount is paid to the Agent, at the Federal Funds Rate for its account or the account of such Issuing Bank, as applicable. If such Lender shall pay to the Agent such amount for the account of such Issuing Bank on any Business Day, such amount so paid in respect of principal shall constitute a Letter of Credit Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Letter of Credit Advance made by such Issuing Bank shall be reduced by such amount on such Business Day.

          (d) Failure to Make Letter of Credit Advances. The failure of any Lender to make the Letter of Credit Advance to be made by it on the date specified in Section 2.03(c) shall not relieve any other Lender of its obligation hereunder to make its Letter of Credit Advance on such date, but no Lender shall be responsible for the failure of any other Lender to make the Letter of Credit Advance to be made by such other Lender on such date.

          SECTION 2.04. Repayment of Advances. (a) Working Capital A Advances. Each Crompton A Borrower shall repay to the Agent for the ratable account of the Working Capital A Lenders on the Termination Date the aggregate principal amount of the Working Capital A Advances made to such Crompton A Borrower and then outstanding.

          (b)  Working Capital B-1 Advances.  The Uniroyal B-1
Borrower shall repay to the Agent for the ratable account of the Working Capital B-1 Lenders on the Termination Date the aggregate principal amount of the Working Capital B-1 Advances then outstanding.

          (c) Working Capital B-2 Advances. Each B-2 Borrower shall repay to the Agent for the ratable account of the Working Capital B-2 Lenders on the Termination Date the aggregate principal amount of the Working Capital B-2 Advances made to such B-2 Borrower and then outstanding, provided that such B-2 Borrower shall repay such amount in the currency in which such Working Capital B-2 Advance was made.

          (d) Working Capital B-3 Advances. Each B-3 Borrower shall repay to the Agent for the ratable account of the Working Capital B-3 Lenders on the Termination Date the aggregate principal amount of the Working Capital B-3 Advances made to such B-3 Borrower and then outstanding, provided that such B-3 Borrower shall repay such amount in the currency in which such Working Capital B-3 Advance was made.

          (e) Swing Line Advances. Each Borrower shall repay to the Agent for the account of the Swing Line Bank and each other Working Capital Lender that has made a Swing Line Advance to such Borrower the outstanding principal amount of each Swing Line Advance made by each of them and owing by such Borrower on the earlier of the maturity date specified in the applicable Notice of Swing Line Borrowing (which maturity shall be no later than the seventh day after the requested date of such Borrowing) and the Termination Date.

          (f) Letter of Credit Advances. (i) Each Borrower shall repay in like funds advanced to the Agent for the account of each Issuing Bank and each other Working Capital Lender that has made a Letter of Credit Advance to such Borrower on the earlier of the second Business Day following the date on which the related Letter of Credit is drawn and the Termination Date the outstanding principal amount of each Letter of Credit Advance made by each of them.

          (ii) The Obligations of each Borrower under this Agreement, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances:

          (A) any lack of validity or enforceability of any Loan Document, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating thereto (all of the foregoing being, collectively, the "L/C Related Documents");

          (B) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of any Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

          (C) the existence of any claim, set-off, defense or other right that any Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), any Issuing Bank or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

          (D) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (E) payment by any Issuing Bank under a Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit;

          (F) any exchange, release or non-perfection of any Collateral or other collateral, or any release or amendment or waiver of or consent to departure from any Guaranty or any other guarantee, for all or any of the Obligations of any Borrower in respect of the L/C Related Documents; or

          (G) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower, any Guarantor or any other guarantor.

          SECTION 2.05. Termination or Reduction of the Commitments. (a) Optional. Crompton Corp. may, on its own behalf and on behalf of the other Borrowers, upon at least two Business Days' notice to the Agent, terminate in whole or reduce in part the unused portion of any Letter of Credit Facility, any Swing Line Facility or the Unused Working Capital Commitments under any Working Capital Facility; provided, however, that each partial reduction of a Facility (i) shall be in an aggregate amount of $10,000,000 or an integral multiple of $5,000,000 in excess thereof and (ii) shall be made ratably among the Appropriate Lenders in accordance with their Commitments with respect to such Facility.

          (b) Mandatory. (i) The Letter of Credit A Facility, Letter of Credit B-1 Facility or Letter of Credit B-2 Facility, as the case may be, shall be permanently reduced from time to time on the date of each reduction in the Working Capital A Facility, Working Capital B-1 Facility or Working Capital B-2 Facility, as the case may be, by the amount, if any, by which the amount of the Letter of Credit A Facility, Letter of Credit B-1 Facility or Letter of Credit B-2 Facility, as the case may be, exceeds the Working Capital A Facility, Working Capital B-1 Facility or Working Capital B-2 Facility, as the case may be, after giving effect to such reduction of such Working Capital Facility.

          (ii) The Swing Line A Facility or Swing Line B-1 Facility, as the case may be, shall be permanently reduced from time to time on the date of each reduction in the Working Capital A Facility or Working Capital B-1 Facility, as the case may be, by the amount, if any, by which the amount of the Swing Line A Facility or Swing Line B-1 Facility, as the case may be, exceeds the Working Capital A Facility or Working Capital B-1 Facility, as the case may be, after giving effect to such reduction of such Working Capital Facility.

          (iii) Upon the date of receipt by Crompton Corp. or any of its Subsidiaries of the Net Cash Proceeds from the sale or other disposition of assets pursuant to clause (vii) of Section 5.02(e), the Working Capital Facilities shall be automatically and permanently reduced, on a pro rata basis, by the amount of such Net Cash Proceeds to the extent required under such clause
(vii).

          SECTION 2.06. Prepayments. (a) Optional. Each Borrower may, upon at least one Business Day's notice in the case of Base Rate Advances and three Business Days' notice in the case of Eurocurrency Rate Advances, in each case to the Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given such Borrower shall, prepay the outstanding aggregate principal amount of the Advances comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid; provided, however, that (x) each partial prepayment shall be (A) with respect to any Working Capital A Advance or any Working Capital B-1 Advance, in an aggregate principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof or (B) with respect to any Working Capital B-2 Advance or any Working Capital B-3 Advance, in an aggregate principal amount of $1,000,000 (or the Dollar Equivalent in the Foreign Currency of such Advance) or an integral multiple of $100,000 (or the Dollar Equivalent in the Foreign Currency of such Advance), in each case in Dollars or the applicable Foreign Currency of such Advance, determined on the day such notice is given and (y) if any prepayment of a Eurocurrency Rate Advance is made on a date other than the last day of an Interest Period for such Advance, such Borrower shall also pay any amounts owing pursuant to Section 8.04(c).

          (b) Mandatory. (i) The Crompton A Borrowers shall, on each Business Day, prepay an aggregate principal amount of the Working Capital A Advances comprising part of the same Borrowings, the Letter of Credit A Advances and the Swing Line A Advances equal to the amount by which (A) the sum of the aggregate principal amount of (x) the Working Capital A Advances,
(y) the Letter of Credit A Advances and (z) the Swing Line A Advances then outstanding plus the aggregate Available Amount of all Letters of Credit then outstanding under the Working Capital A Facility exceeds (B) the Working Capital A Facility on such Business Day.

          (ii) The Uniroyal B-1 Borrower shall, on each Business Day, prepay an aggregate principal amount of the Working Capital B1 Advances comprising part of the same Borrowings, the Letter of Credit B-1 Advances and the Swing Line B-1 Advances equal to the amount by which (A) the sum of the aggregate principal amount of
(x) the Working Capital B-1 Advances, (y) the Letter of Credit B-1 Advances and (z) the Swing Line B-1 Advances then outstanding plus the aggregate Available Amount of all Letters of Credit then outstanding under the Working Capital B-1 Facility exceeds
(B) the Working Capital B-1 Facility on such Business Day.

          (iii) Notwithstanding anything herein to the contrary, each B-2 Borrower shall, on the first Business Day of each month, prepay such B-2 Borrower's Borrower's Share of any amount set forth in clause (b) of the definition "B-2 Facility Overage" that exceeds the lesser of (A) $10,000,000 minus the B-3 Facility Overage at such time and (B) the aggregate Unused Working Capital Commitments of the Working Capital A Lenders at such time.

          (iv) Notwithstanding anything herein to the contrary, each B-3 Borrower shall, on the first Business Day of each month, prepay such B-3 Borrower's Borrower's Share of any amount set forth in clause (b) of the definition "B-3 Facility Overage" that exceeds the lesser of (A) $10,000,000 minus the B-2 Facility Overage at such time and (B) the aggregate Unused Working Capital Commitments of the Working Capital A Lenders at such time.

          (v) The Crompton A Borrowers shall, on each Business Day, pay to the Agent for deposit in the relevant L/C Cash Collateral Account an amount sufficient to cause the aggregate amount on deposit in such Account to equal the amount by which the aggregate Available Amount of all Letters of Credit then outstanding under the Working Capital A Facility exceeds the Letter of Credit A Facility on such Business Day.

          (vi) The Uniroyal B-1 Borrower shall, on each Business Day, pay to the Agent for deposit in the relevant L/C Cash Collateral Account an amount sufficient to cause the aggregate amount on deposit in such Account to equal the amount by which the aggregate Available Amount of all Letters of Credit then outstanding under the Letter of Credit B-1 Facility exceeds the Letter of Credit B-1 Facility on such Business Day.

          (vii) Prepayments of the Working Capital A Facility, Working Capital B-1 Facility, Working Capital B-2 Facility or Working Capital B-3 Facility made pursuant to clause (i), (ii),
(iii) or (iv) above shall be first applied to prepay Letter of Credit Advances then outstanding under such Facility until such Advances are paid in full, second applied to prepay Swing Line Advances then outstanding under such Facility until such Advances are paid in full, third applied to prepay Working Capital Advances then outstanding under such Facility comprising part of the same Borrowings until such Advances are paid in full and fourth deposited in the relevant L/C Cash Collateral Account to cash collateralize 100% of the Available Amount of the Letters of Credit then outstanding under such Facility.

          (vii) All prepayments under this subsection (b) shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid.

          SECTION 2.07. Interest. (a) Scheduled Interest. Each Borrower shall pay interest on the unpaid principal amount of each Advance made to such Borrower and owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

          (i) Base Rate Advances. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (A) the Base Rate in effect from time to time plus (B) the Applicable Margin in effect from time to time, payable in arrears quarterly on the first day of each October, January, April and July during such periods and on the date such Base Rate Advance shall be Converted or paid in full.

          (ii) Eurocurrency Rate Advances. During such periods as such Advance is a Eurocurrency Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (A) the Eurocurrency Rate for such Interest Period for such Advance plus (B) the Applicable Margin in effect from time to time, payable in Dollars or the applicable Foreign Currency, as the case may be, in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurocurrency Rate Advance shall be Converted or paid in full.

          (b) Default Interest. Upon the occurrence and during the continuance of an Event of Default, each Borrower shall pay interest on (i) the unpaid principal amount of each Advance made to such Borrower and owing to each Lender, payable in Dollars or the applicable Foreign Currency, as the case may be, in arrears on the dates referred to in clause (a)(i) or (a)(ii) above and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clause (a)(i) or (a)(ii) above and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable hereunder that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in Dollars or the applicable Foreign Currency, as the case may be, in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid, in the case of interest, on the Type of Advance on which such interest has accrued pursuant to clause (a)(i) or (a)(ii) above, and, in all other cases, on Base Rate Advances pursuant to clause (a)(i) above.

          (c) Notice of Interest Rate. Promptly after receipt of a Notice of Borrowing pursuant to Section 2.02(a), the Agent shall give notice to the relevant Borrower and each Appropriate Lender of the applicable interest rate determined by the Agent for purposes of clause (a)(i) or (ii).

          SECTION 2.08. Fees. (a) Commitment Fee. The Borrowers jointly and severally agree to pay to the Agent for the account of the Lenders a commitment fee, from August 15, 1996 in the case of each Initial Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender until the Termination Date, payable in Dollars in arrears quarterly on the first Business Day of each January, April, July and October, commencing October 1, 1996, and on the Termination Date, at a rate per annum equal to the Applicable Percentage in effect from time to time on the average daily Unused Working Capital Commitments of such Lender (without giving effect to clauses
(b)(ii)(D) and (b)(ii)(E) of the definition of "Unused Working Capital Commitment"); provided, however, that any commitment fee accrued with respect to any of the Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrowers so long as such Lender shall be a Defaulting Lender except to the extent that such commitment fee shall otherwise have been due and payable by the Borrowers prior to such time; provided further that no commitment fee shall accrue on any of the Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender; and provided further that, notwithstanding anything herein to the contrary and pursuant to
Section 8.18, each B-2 Borrower and B-3 Borrower shall only be responsible for such B-2 Borrower's or B-3 Borrower's Borrower's Share of such Commitment Fee.

         (b) Letter of Credit Fees, Etc. (i) The Borrowers jointly and severally agree to pay to the Agent for the account of each Working Capital A Lender each Working Capital B-1 Lender and each Working Capital B-2 Lender a commission, payable in Dollars quarterly in arrears on the first Business Day of each January, April, July and October, commencing October 1, 1996, and on the earliest to occur of the full drawing, expiration, termination or cancellation of any Letter of Credit and on the Termination Date, on such Lender's Pro Rata Share of the average daily aggregate Available Amount during such quarter of all Letters of Credit issued under the Working Capital A Facility, Working Capital B-1 Facility and Working Capital B-2 Facility, respectively, and outstanding from time to time at the rate per annum equal to the Applicable Percentage in effect from time to time; provided that, notwithstanding anything herein to the contrary and pursuant to Section 8.18, each B-2 Borrower shall only be responsible for such B-2 Borrower's Borrower's Share of such Letter of Credit Fees.

          (ii) Any Borrower giving a Notice of Issuance shall pay to each Issuing Bank, for its own account, such commissions, issuance fees, fronting fees, transfer fees and other fees and charges in connection with the issuance or administration of the requested Letter of Credit as such Borrower and such Issuing Bank shall agree.

          (c) Agent's Fees. The Borrowers jointly and severally agree to pay to the Agent for its own account such fees as may from time to time be agreed between the Borrowers and the Agent; provided that, notwithstanding anything herein to the contrary and pursuant to Section 8.18, each B-2 Borrower and B-3 Borrower shall only be responsible for such B-2 Borrower's or B-3 Borrower's Borrower's Share of such Agent's Fees.

          SECTION 2.09. Conversion of Advances. (a) Optional. Any Borrower may on any Business Day, upon notice given to the Agent not later than (i) 11:00 A.M. (New York City time) in the case of Base Rate Advances or Eurocurrency Rate Advances under the Working Capital A Facility or the Working Capital B-1 Facility and (ii) 11:00 A. M. (London time) in the case of Eurocurrency Rate Advances under the Working Capital B-2 Facility or the Working Capital B-3 Facility, on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 2.07 and 2.10, Convert all or any portion of the Advances of one Type made to such Borrower comprising the same Borrowing into Advances of the other Type; provided, however, that any Conversion of Eurocurrency Rate Advances into Base Rate Advances shall be made only on the last day of an Interest Period for such Eurocurrency Rate Advances, any Conversion of Base Rate Advances into Eurocurrency Rate Advances shall be in an amount not less than the minimum amount specified in Section 2.02(c), no Conversion of any Advances shall result in more separate Borrowings than permitted under Section 2.02(c) and each Conversion of Advances comprising part of the same Borrowing under any Facility shall be made ratably among the Appropriate Lenders in accordance with their Commitments under such Facility. Each such notice of Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion,
(ii) the Advances to be Converted and (iii) if such Conversion is into Eurocurrency Rate Advances, the duration of the initial Interest Period for such Advances. Each notice of Conversion shall be irrevocable and binding on the Borrower giving such notice.

          (b) Mandatory. (i) On the date on which the aggregate unpaid principal amount of Eurocurrency Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $5,000,000, or $1,000,000 (or the Dollar Equivalent thereof) in the case of Working Capital B-2 Advances and Working Capital B-3 Advances, such Advances shall automatically (A) if such Eurocurrency Rate Advances are denominated in Dollars, be Converted into Base Rate Advances and
(B) if such Eurocurrency Rate Advances are denominated in any Foreign Currency, be Converted into Local Rate Advances.

          (ii) If any Borrower shall fail to select the duration of any Interest Period for any Eurocurrency Rate Advances made to such Borrower in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Agent will forthwith so notify such Borrower and the Appropriate Lenders, whereupon each such Eurocurrency Rate Advance will automatically, on the last day of the then existing Interest Period therefor,
(A) if such Eurocurrency Rate Advances are denominated in Dollars, be Converted into Base Rate Advances and (B) if such Eurocurrency Rate Advances are denominated in any Foreign Currency, be Converted into a Local Rate Advance.

          (iii) Upon the occurrence and during the continuance of any Event of Default, (x) each Eurocurrency Rate Advance will automatically, on the last day of the then existing Interest Period therefor, (A) if such Eurocurrency Rate Advances are denominated in Dollars, be Converted into Base Rate Advances and
(B) if such Eurocurrency Rate Advances are denominated in any Foreign Currency, be redenominated into an Equivalent amount of Dollars and be Converted into a Base Rate Advance and (y) the obligation of the Lenders to make, or to Convert Advances into, Eurocurrency Rate Advances shall be suspended.

          SECTION 2.10. Increased Costs, Etc. (a) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender Party of agreeing to make or of making, funding or maintaining Eurocurrency Rate Advances or of agreeing to issue or of issuing or maintaining Letters of Credit or of agreeing to make or of making or maintaining Letter of Credit Advances (excluding for purposes of this Section 2.10 any such increased costs resulting from (i) Taxes or Other Taxes (as to which Section 2.13 shall govern) and (ii) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state under the laws of which such Lender Party is organized or has its Applicable Lending Office or any political subdivision thereof), then the Borrowers jointly and severally agree to pay from time to time, upon demand by such Lender Party (with a copy of such demand to the Agent), to the Agent for the account of such Lender Party additional amounts sufficient to compensate such Lender Party for such increased cost; provided, however, that, before making any such demand, each Lender Party agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party. A certificate as to the amount of such increased cost, submitted to the Borrowers by such Lender Party, shall be conclusive and binding for all purposes, absent manifest error; provided further that, notwithstanding anything herein to the contrary and pursuant to Section 8.18, each B-2 Borrower and B-3 Borrower shall only be responsible for such B-2 Borrower's or B-3 Borrower's Borrower's Share of such additional amounts.

          (b) If any Lender Party determines that either (i) the enactment of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender Party or any corporation controlling such Lender Party and that the amount of such capital is increased by or based upon the existence of such Lender Party's commitment to lend or to issue Letters of Credit hereunder and other commitments of such type or the issuance or maintenance of the Letters of Credit (or similar contingent obligations), then, upon demand by such Lender Party (with a copy of such demand to the Agent), the Borrowers jointly and severally agree to pay to the Agent for the account of such Lender Party, from time to time as specified by such Lender Party, additional amounts sufficient to compensate such Lender Party in the light of such circumstances, to the extent that such Lender Party reasonably determines such increase in capital to be allocable to the existence of such Lender Party's commitment to lend or to issue Letters of Credit hereunder or to the issuance or maintenance of any Letters of Credit; provided, however, that, before making any such demand, each Lender Party agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such additional amounts payable under this subsection (b) and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party. A certificate as to such amounts submitted to the Borrowers by such Lender Party shall be conclusive and binding for all purposes, absent manifest error; provided further that, notwithstanding anything herein to the contrary and pursuant to Section 8.18, each B-2 Borrower shall only be responsible for such B-2 Borrower's Borrower's Share of such additional amounts.

          (c) If, with respect to any Eurocurrency Rate Advances made or to be made under any Facility, Appropriate Lenders holding at least 51% of the Commitments under such Facility notify the Agent that the Eurocurrency Rate for any Interest Period for such Advances will not adequately reflect the cost to such Lenders of making, funding or maintaining their Eurocurrency Rate Advances for such Interest Period, the Agent shall forthwith so notify the Borrowers and the Appropriate Lenders, whereupon
(i) each such Eurocurrency Rate Advance under such Facility will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Appropriate Lenders to make, or to Convert Advances into, Eurocurrency Rate Advances shall be suspended until the Agent shall notify the Borrowers that the Required Lenders have determined that the circumstances causing such suspension no longer exist.

          (d) Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender or its Eurocurrency Lending Office to perform its obligations hereunder to make Eurocurrency Rate Advances or to continue to fund or maintain Eurocurrency Rate Advances hereunder, then, on notice thereof and demand therefor by such Lender to the Borrowers through the Agent,
(i) each Eurocurrency Rate Advance under each Facility under which such Lender has a Commitment will automatically, upon such demand, Convert into a Base Rate Advance and (ii) the obligation of such Lender to make, or to Convert Advances into, Eurocurrency Rate Advances shall be suspended until the Agent shall notify the Borrowers that such Lender has determined that the circumstances causing such suspension no longer exist.

          SECTION 2.11. Illegality. If, after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender Party (or its Eurocurrency Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Lender Party (or its Eurocurrency Lending Office) to make, maintain or fund its Eurocurrency Rate Advances in Dollars or any Foreign Currency hereunder such Lender Party shall so notify the Agent and Crompton Corp., whereupon until such Lender Party notifies the Agent and Crompton Corp. that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender Party to make such Eurocurrency Rate Advances shall be suspended. Before giving any notice to the Agent and Crompton Corp pursuant to this Section, such Lender Party shall designate a different Eurocurrency Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Lender Party, be otherwise disadvantageous to such Lender Party. If such Lender Party shall determine that it may not lawfully continue to maintain and fund any of its outstanding Eurocurrency Rate Advances to maturity and shall so specify in such notice, each such Eurocurrency Rate Advance made by such Lender Party will automatically, upon such demand, (a) if such Eurocurrency Rate Advance is denominated in Dollars, be converted into a Base Rate Loan and (b) if such Eurocurrency Advance is denominated in any Foreign Currency, be redenominated into an Equivalent amount of Dollars and converted into a Base Rate Advance.

          SECTION 2.12. Payments and Computations. (a) Each Borrower (other than any B-2 Borrower or any B-3 Borrower) shall make each payment hereunder and under the Notes, irrespective of any right of counterclaim or set-off (except as otherwise provided in Section 2.16), not later than 11:00 A.M. (New York City time) on the day when due in Dollars to the Agent at the applicable Agent's Account in same day funds. Each B-2 Borrower and B-3 Borrower shall make each payment hereunder and under the Notes, irrespective of any right of counterclaim or set-off (except as otherwise provided in Section 2.16), not later than 11:00 A.M. (London time) on the day when due in like funds as advanced to the Agent in same day funds by deposit of such funds to the applicable Agent's Account maintained at such Payment Office. The Agent will promptly thereafter cause like funds to be distributed (i) if such payment by such Borrower is in respect of principal, interest, commitment fees or any other Obligation then payable hereunder and under the Notes to more than one Lender Party, to such Lender Parties for the account of their respective Applicable Lending Offices ratably in accordance with the amounts of such respective Obligations then payable to such Lender Parties and (ii) if such payment by such Borrower is in respect of any Obligation then payable hereunder to one Lender Party, to such Lender Party for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 8.07(d), from and after the effective date of such Assignment and Acceptance, the Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender Party assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

          (b) If the Agent receives funds for application to the Obligations under the Loan Documents under circumstances for which the Loan Documents do not specify the Advances or the Facility to which, or the manner in which, such funds are to be applied, the Agent may, but shall not be obligated to, elect to distribute such funds to each Lender Party ratably in accordance with such Lender Party's proportionate share of the principal amount of all outstanding Advances and the Available Amount of all Letters of Credit then outstanding, in repayment or prepayment of such of the outstanding Advances or other Obligations owed to such Lender Party, and for application to such principal installments, as the Agent shall direct.

         (c) Each Borrower hereby authorizes each Lender Party, if and to the extent payment owed to such Lender Party is not made when due hereunder or, in the case of a Lender, under the Note held by such Lender, to charge from time to time against any or all of such Borrower's accounts with such Lender Party any amount so due.

          (d) All computations of interest based on the Base Rate shall be made by the Agent on the basis of a year of 365 or 366 days, as the case may be, all computations of interest based on the Eurocurrency Rate (other than such Eurocurrency Rate on any Advances denominated in the lawful currency of the United Kingdom of Great Britain and Northern Ireland) or the Federal Funds Rate and of fees and Letter of Credit commissions shall be made by the Agent on the basis of a year of 360 days, and all computations of interest based on the Eurocurrency Rate on any Advances denominated in the lawful currency of the United Kingdom of Great Britain and Northern Ireland shall be made by the Agent on the basis of a year of 365 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or commissions are payable. Each determination by the Agent of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error.

          (e) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, that, if such extension would cause payment of interest on or principal of Eurocurrency Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

          (f) Unless the Agent shall have received notice from a Borrower prior to the date on which any payment is due to any Lender Party hereunder that such Borrower will not make such payment in full, the Agent may assume that such Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each such Lender Party on such due date an amount equal to the amount then due such Lender Party. If and to the extent any Borrower shall not have so made such payment in full to the Agent, each such Lender Party shall repay to the Agent forthwith on demand such amount distributed to such Lender Party together with interest thereon, for each day from the date such amount is distributed to such Lender Party until the date such Lender Party repays such amount to the Agent, at the higher of (A) the Federal Funds Rate and (b) the cost of funds incurred by the Agent in respect of such amount.

          SECTION 2.13. Taxes. (a) Any and all payments by any Borrower hereunder or under the Notes shall be made, in accordance with Section 2.12, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, (i) in the case of each Lender Party and the Agent, respectively, taxes that are imposed on its overall net income or the overall net income of its branch (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction under the laws of which such Lender Party or the Agent, respectively, is organized or any political subdivision thereof, (ii) in the case of each Lender Party, taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction in which the principal office or such Lender Party's Applicable Lending Office is located or any political subdivision thereof and (iii) in the case of the Agent, taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the jurisdiction in which the office through which the Agent performs its activities hereunder is located but not excluding any such taxes required to be withheld by a Working Capital B-3 Lender or Borrower with respect to any payments due to a Lender Party or the Agent from such Working Capital B-3 Lender or Borrower pursuant to this Agreement (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under any of the Notes being hereinafter referred to as "Taxes"). If any Borrower shall be required by law to deduct any Taxes from or in respect of any sum paid or payable hereunder or under any Note to any Lender Party or the Agent, or, if the Agent shall be required by law to deduct any Taxes from or in respect of any sum paid or payable hereunder or under any Note to any Lender Party, (i) the sum payable by such Borrower shall be increased by such Borrower as may be necessary so that, after making all required deductions (including deductions, whether by such Borrower or the Agent, applicable to additional sums payable under this Section 2.13) such Lender Party and the Agent each receive an amount equal to the sum they each would have received had no such deductions been made (for example, and without limitation, if the sum paid or payable hereunder from or in respect of which a Borrower or the Agent shall be required to deduct any Taxes is interest, the interest payable by such Borrower shall be increased by such Borrower as may be necessary so that, after making all required deductions (including deductions applicable to additional interest), such Lender Party and the Agent each receive interest equal to the interest they each would have received had no such deduction been made), (ii) such Borrower (or, as the case may be and as required by applicable law, the Agent) shall make such deductions and (iii) such Borrower (or, as the case may be and as required by applicable law or the Agent) shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (b) In addition, each Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder to such Borrower or under the Notes or from the execution, delivery or registration of, performance under, or otherwise with respect to, this Agreement or any of the Notes (hereinafter referred to as "Other Taxes").

          (c) Each Borrower shall indemnify each Lender Party and the Agent for and hold harmless against the full amount of Taxes or Other Taxes (as well as, without limitation, any taxes imposed by any jurisdiction on amounts payable under this
Section 2.13) imposed on or paid by such Lender Party or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender Party or the Agent (as the case may be) makes written demand therefor.

          (d) Within 30 days after the date of any payment of Taxes, each Borrower shall furnish to the Agent at its address referred to in Section 8.02, the original or a certified copy of a receipt evidencing payment thereof. In the case of any payment hereunder or under any of the Notes by or on behalf of any Borrower through an account or branch outside the United States, the United Kingdom, the Republic of France, the Kingdom of The Netherlands, the Federal Republic of Germany, Italy and Belgium or by or on behalf of any Borrower by a payor that is not a United States person or a corporation organized under the laws of the United Kingdom, the Republic of France or the Kingdom of The Netherlands, the Federal Republic of Germany, Italy or Belgium, if such Borrower determines that no Taxes are payable in respect thereof, such Borrower shall furnish, or shall cause such payor to furnish, to the Agent, at such address, an opinion of counsel reasonably acceptable to the Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d), the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

          (e) Each Lender Party, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender Party in the case of each other Lender Party, and from time to time thereafter as requested in writing by any Borrower (but only so long as such Lender Party remains lawfully able to do so), shall provide such Borrower and the Agent with any form or certificate that is required by any taxing authority including, if applicable, two original Internal Revenue Service forms 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service or (in the case of a Lender Party that is claiming exemption from United States withholding tax under Section 871(h) or 881(c) of the Internal Revenue Code with respect to payments of "portfolio interest") two accurate and complete signed original Forms W-8 or any successor form prescribed by the Internal Revenue Service (and, if such Lender Party delivers Forms W-8, two signed certificates certifying that such Lender Party is not (i) a "bank" for purposes of Section 881(c) of the Internal Revenue Code, (ii) is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code) of the Borrower, (iii) is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Internal Revenue Code) and (iv) is not a conduit entity participating in a conduit financing arrangement (as defined in Treasury Regulation Section 1.881-3), as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying (if it is the case) that such Lender Party is exempt from or entitled to a reduced rate of Home Jurisdiction Withholding Taxes (as defined below) on payments pursuant to this Agreement or the Notes (or, in the case of a Lender Party that initially becomes a party to this Agreement pursuant to an assignment under Section 8.07, exempt from or entitled to a reduced rate of Home Jurisdiction Withholding Taxes on payments made pursuant to this Agreement or the Notes that is no greater than the rate to which the assigning Lender Party was subject (assuming such assigning Lender Party provided such forms or certificates as may be required by this subsection (e))); provided, however, that such Lender Party shall have been advised in writing by each Borrower (including at the time any renewal form is due) of the form or certificate applicable to it, determined by reference to the jurisdiction of organization and Applicable Lending Office of such Lender Party set forth on
Schedule I hereto, in the case of each Initial Lender, or to the jurisdiction of organization and Applicable Lending Office of such Lender Party set forth in the Assignment and Acceptance pursuant to which it became a Lender Party, in the case of each other Lender Party, or such other branch or office of any Lender Party designated by such Lender Party from time to time. If any form or document referred to in this subsection (e) requires the disclosure of information not substantially similar to the information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form 1001 or 4224 or United Kingdom Inland Revenue Form FD13, and which a Lender Party reasonably considers to be confidential, such Lender Party shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information. If the accurate and complete forms provided by a Lender Party at the time such Lender Party first becomes a party to this Agreement indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender Party provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if at the date of the Assignment and Acceptance pursuant to which a Lender Party becomes a party to this Agreement, the Lender Party assignor was entitled to payments under subsection (a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includible in Taxes) United States withholding tax, if any, applicable with respect to the Lender Party assignee on such date.

          "Home Jurisdiction Withholding Taxes" means (a) in the case of Crompton Corp., Crompton Colors, Davis-Standard, ITC and Uniroyal, withholding taxes imposed by the United States, (b) in the case of any Borrower incorporated under the laws of the United Kingdom of Great Britain and Northern Ireland, withholding taxes imposed by the United Kingdom of Great Britain and Northern Ireland or who is a tax resident in the United Kingdom of Great Britain and Northern Ireland because of central management and control being located in the United Kingdom of Great Britain and Northern Ireland, (c) in the case of any Borrower incorporated under the laws of Republic of France, withholding taxes imposed by the Republic of France, (d) in the case of any Borrower incorporated under the laws of the Kingdom of The Netherlands, withholding taxes imposed by the Kingdom of The Netherlands,
(e) in the case of any Borrower incorporated under the laws of the Federal Republic of Germany, withholding taxes imposed by the Federal Republic of Germany, (f) in the case of any Borrower incorporated under the laws of Italy, but solely with respect to the B-3 Lenders, withholding taxes imposed by Italy and (g) in the case of C & K Services SA (a Belgian coordination center) withholding taxes imposed by Belgium.

          (f) For any period with respect to which a Lender Party has failed, within 30 days of such Lender Party's receipt of written request therefor from any Borrower, to provide such Borrower with the appropriate form or certificate described in
Section 2.13(e) (other than if such failure is due to a change in law (including, without limitation, any change in regulation or change in the interpretation of any statute or regulation or other rule of law) occurring subsequent to the date on which a form originally was required to be provided, such Lender Party shall not be entitled to indemnification under Section 2.13(a) or
(c) with respect to Taxes imposed by the United States, the United Kingdom, the Republic of France, the Kingdom of The Netherlands, the Federal Republic of Germany, Italy or Belgium, as applicable, by reason of such failure); provided, however, that should a Lender Party become subject to Taxes because of its failure to deliver a form or certificate required hereunder, each Borrower shall take such steps as such Lender Party shall reasonably request, and at such Lender Party's expense, to assist such Lender Party to recover such Taxes.

          (g) Each Lender Party shall promptly upon the request of the Agent take all action (including without limitation the completion of forms and the provision of information to the appropriate taxing authorities or to the Agent), of the kind prescribed in regulations promulgated under Section 118H of the U.K. Income and Corporation Taxes Act of 1988 (and any statements published by the Inland Revenue relating thereto and having general application) and consistent with such Lender Party's legal and regulatory restrictions, reasonably requested by the Agent, and the Agent shall upon reasonable request from any Borrower make such request of each Lender Party and shall itself (consistent with the Agent's legal and regulatory restrictions), to the extent appropriate and reasonable, take similar action, to secure the benefit of any exemption from, or relief with respect to, Taxes or Other Taxes imposed by the United Kingdom under
Section 118H of the U.K. Income and Corporation Taxes Act of 1988 in relation to any amounts payable under this Agreement or any of the Notes.

          (h) Any Lender Party or the Agent (as the case may be) claiming any additional amounts payable pursuant to this Section
2.13 agrees to use reasonable efforts (consistent with such Lender Party's or the Agent's (as the case may be) internal policy and legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office or the office of the Agent (as the case may be) if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the sole judgment of such Lender Party or in the reasonable judgment of the Agent (as the case may be), be otherwise disadvantageous to such Lender Party or the Agent (as the case may be). Each Borrower shall promptly upon request by any Lender Party or the Agent take all actions (including, without limitation, the completion of forms and the provision of information to the appropriate taxing authorities) reasonably requested by such Lender Party or the Agent to secure the benefit of any exemption from, or relief with respect to, Taxes or Other Taxes in relation to any amounts payable under this Agreement.

          (i) If the Agent or any Lender Party, in its sole opinion, determines that it has finally and irrevocably received or been granted a refund in respect of any Taxes or Other Taxes as to which indemnification has been paid by Crompton Corp. pursuant to Section 2.13(a) or (c), it shall promptly remit such refund (including any interest) to Crompton Corp., net of all out-of-pocket expenses of the Agent or such Lender Party; provided, however, that Crompton Corp., upon the request of the Agent or such Lender Party, agrees promptly to return such refund (plus any interest) to such party in the event such party is required to repay such refund to the relevant taxing authority. The Agent or such Lender Party shall provide Crompton Corp. with a copy of any notice or assessment from the relevant taxing authority (deleting any confidential information contained therein) requiring repayment of such refund. Nothing contained herein shall impose an obligation on the Agent or any Lender Party to apply for any refund or to disclose to any party any information regarding their proprietary information regarding tax affairs and computations.

          SECTION 2.14. Sharing of Payments, Etc. If any Lender Party shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) (a) on account of Obligations due and payable to such Lender Party hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender Party at such time to (ii) the aggregate amount of the Obligations due and payable to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations due and payable to all Lender Parties hereunder and under the Notes at such time obtained by all the Lender Parties at such time or
(b) on account of Obligations owing (but not due and payable) to such Lender Party hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such Lender Party at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time obtained by all of the Lender Parties at such time, such Lender Party shall forthwith purchase from the other Lender Parties such participations in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender Party to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender Party, such purchase from each other Lender Party shall be rescinded and such other Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such Lender Party's ratable share (according to the proportion of (i) the purchase price paid to such Lender Party to (ii) the aggregate purchase price paid to all Lender Parties) of such recovery together with an amount equal to such Lender Party's ratable share (according to the proportion of (i) the amount of such other Lender Party's required repayment to (ii) the total amount so recovered from the purchasing Lender Party) of any interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so recovered. Each Borrower agrees that any Lender Party so purchasing a participation from another Lender Party pursuant to this Section 2.14 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender Party were the direct creditor of such Borrower in the amount of such participation.

          SECTION 2.15. Use of Proceeds. The proceeds of the Advances and issuances of Letters of Credit under the Working Capital Facilities shall be available (and each Borrower agrees that it shall use such proceeds and Letters of Credit) solely to pay transaction fees and expenses incurred in connection with this Agreement, redeem or repurchase certain public Existing Debt of Uniroyal Corp. and Uniroyal, and for other general corporate purposes, including, without limitation, to finance permitted acquisitions and Capital Expenditures and provide working capital for the Borrowers and their respective Subsidiaries; provided that Advances made pursuant to Section 2.02(g) shall be used by Uniroyal solely for the purpose of satisfying its obligations under the Seoul Guaranty.

          SECTION 2.16. Defaulting Lenders. (a) In the event that, at any one time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Advance to any Borrower and (iii) such Borrower shall be required to make any payment hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then such Borrower may, so long as no Default shall occur or be continuing at such time and to the fullest extent permitted by applicable law, set off and otherwise apply the Obligation of such Borrower to make such payment to or for the account of such Defaulting Lender against the obligation of such Defaulting Lender to make such Defaulted Advance. In the event that, on any date, such Borrower shall so set off and otherwise apply its Obligation to make any such payment against the obligation of such Defaulting Lender to make any such Defaulted Advance on or prior to such date, the amount so set off and otherwise applied by such Borrower shall constitute for all purposes of this Agreement and the other Loan Documents an Advance by such Defaulting Lender made on the date under the Facility pursuant to which such Defaulted Advance was originally required to have been made pursuant to Section 2.01. Such Advance shall be a Base Rate Advance and shall be considered, for all purposes of this Agreement, to comprise part of the Borrowing in connection with which such Defaulted Advance was originally required to have been made pursuant to
Section 2.01, even if the other Advances comprising such Borrowing shall be Eurocurrency Rate Advances on the date such Advance is deemed to be made pursuant to this subsection (a). Each Borrower shall notify the Agent at any time such Borrower exercises its right of set-off pursuant to this subsection (a) and shall set forth in such notice (A) the name of the Defaulting Lender and the Defaulted Advance required to be made by such Defaulting Lender and (B) the amount set off and otherwise applied in respect of such Defaulted Advance pursuant to this subsection (a). Any portion of such payment otherwise required to be made by any Borrower to or for the account of such Defaulting Lender which is paid by such Borrower, after giving effect to the amount set off and otherwise applied by such Borrower pursuant to this subsection (a), shall be applied by the Agent as specified in subsection (b) or (c) of this Section 2.16.

          (b) In the event that, at any one time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Amount to the Agent or any of the other Lender Parties and (iii) any Borrower shall make any payment hereunder or under any other Loan Document to the Agent for the account of such Defaulting Lender, then the Agent may, on its behalf or on behalf of such other Lender Parties and to the fullest extent permitted by applicable law, apply at such time the amount so paid by such Borrower to or for the account of such Defaulting Lender to the payment of each such Defaulted Amount to the extent required to pay such Defaulted Amount. In the event that the Agent shall so apply any such amount to the payment of any such Defaulted Amount on any date, the amount so applied by the Agent shall constitute for all purposes of this Agreement and the other Loan Documents payment, to such extent, of such Defaulted Amount on such date. Any such amount so applied by the Agent shall be retained by the Agent or distributed by the Agent to such other Lender Parties, ratably in accordance with the respective portions of such Defaulted Amounts payable at such time to the Agent and such other Lender Parties and, if the amount of such payment made by any Borrower shall at such time be insufficient to pay all Defaulted Amounts owing at such time to the Agent and the other Lender Parties, in the following order of priority:

          (i) first, to the Agent for any Defaulted Amount then owing to the Agent; and

          (ii) second, to any other Lender Parties for any Defaulted Amounts then owing to such other Lender Parties, ratably in accordance with such respective Defaulted Amounts then owing to such other Lender Parties.

Any portion of such amount paid by any Borrower for the account of such Defaulting Lender remaining, after giving effect to the amount applied by the Agent pursuant to this subsection (b), shall be applied by the Agent as specified in subsection (c) of this Section 2.16.

          (c) In the event that, at any one time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall not owe a Defaulted Advance or a Defaulted Amount and
(iii) any Borrower, the Agent or any other Lender Party shall be required to pay or distribute any amount hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then such Borrower or such other Lender Party shall pay such amount to the Agent to be held by the Agent, to the fullest extent permitted by applicable law, in escrow or the Agent shall, to the fullest extent permitted by applicable law, hold in escrow such amount otherwise held by it. Any funds held by the Agent in escrow under this subsection (c) shall be deposited by the Agent in an account with Citibank, in the name and under the control of the Agent, but subject to the provisions of this subsection (c). The terms applicable to such account, including the rate of interest payable with respect to the credit balance of such account from time to time, shall be Citibank's standard terms applicable to escrow accounts maintained with it. Any interest credited to such account from time to time shall be held by the Agent in escrow under, and applied by the Agent from time to time in accordance with the provisions of, this subsection (c). The Agent shall, to the fullest extent permitted by applicable law, apply all funds so held in escrow from time to time to the extent necessary to make any Advances required to be made by such Defaulting Lender and to pay any amount payable by such Defaulting Lender hereunder and under the other Loan Documents to the Agent or any other Lender Party, as and when such Advances or amounts are required to be made or paid and, if the amount so held in escrow shall at any time be insufficient to make and pay all such Advances and amounts required to be made or paid at such time, in the following order of priority:

          (i) first, to the Agent for any amount then due and payable by such Defaulting Lender to the Agent hereunder;

          (ii) second, to any other Lender Parties for any amount then due and payable by such Defaulting Lender to such other Lender Parties hereunder, ratably in accordance with such respective amounts then due and payable to such other Lender Parties; and

          (iii) third, to such Borrower for any Advance then required to be made by such Defaulting Lender pursuant to a Commitment of such Defaulting Lender.

In the event that any Lender Party that is a Defaulting Lender shall, at any time, cease to be a Defaulting Lender, any funds held by the Agent in escrow at such time with respect to such Lender Party shall be distributed by the Agent to such Lender Party and applied by such Lender Party to the Obligations owing to such Lender Party at such time under this Agreement and the other Loan Documents ratably in accordance with the respective amounts of such Obligations outstanding at such time.

          (d) The rights and remedies against a Defaulting Lender under this Section 2.16 are in addition to other rights and remedies that the Borrowers may have against such Defaulting Lender with respect to any Defaulted Advance and that the Agent or any Lender Party may have against such Defaulting Lender with respect to any Defaulted Amount.


                           ARTICLE III

                      CONDITIONS OF LENDING

          SECTION 3.01. Conditions Precedent to Effectiveness of Amendment and Restatement. The amendment and restatement of the Existing Credit Agreement pursuant hereto shall become effective on and as of the Restatement Date, which shall occur on such date on or prior to December 19, 1996, on which each of the following conditions precedent shall have been satisfied:

          (a) The Assignment Agreement shall be in full force and effect and shall not have been terminated and, pursuant thereto, the Commitments and Advances (as defined in the Existing Credit Agreement) of each Existing Working Capital B-2 Lender shall have been sold and assigned to the Working Capital B-2 Lenders and Working Capital B-3 Lenders hereunder on the terms and in the amounts set forth in the Assignment Agreement.

          (b) All Existing Lenders shall have consented to this Amended and Restated Credit Agreement.

          (c) There shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending or threatened before any court, governmental agency or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect other than the matters described on Schedule 3.01(f) (the "Disclosed Litigation") or (ii) purports to affect the legality, validity or enforceability of this Agreement, any Note, any other Loan Document, any Related Document or the consummation of the transactions contemplated hereby, and there shall have been no material adverse change in the status, or financial effect on any Loan Party or any of its Subsidiaries, of the Disclosed Litigation from that described on Schedule 3.01(f).

          (d) All stock of the Borrowers (other than Crompton Corp.) and the Borrowers' Subsidiaries, to the extent owned by the Borrowers and their Subsidiaries, shall be owned by the Borrowers or one or more of the Borrowers' Subsidiaries, in each case free and clear of any lien, charge or encumbrance other than in favor of the Lender Parties or other than liens to be released pursuant to Section 5.01(l).

          (e) All governmental and third party consents and approvals (including, without limitation, any consents or approvals required under the documents relating to the Uniroyal Corp. Senior Notes and the Uniroyal Corp. Senior Subordinated Notes) necessary in connection with Loan Documents and the transactions contemplated thereby shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Lender Parties) and shall remain in effect other than such governmental or third party consents and approvals the failure to obtain which shall not (x) be materially adverse to any of the Borrowers, in each case together with its respective Subsidiaries, taken as a whole, (y) affect the enforceability, validity or binding effect of any of the Loan Documents required to be executed and delivered prior to or on the Restatement Date or (z) expose the Agent or the Lender Parties to personal liability; all applicable waiting periods shall have expired without any action being taken by any competent authority; and no law or regulation shall be applicable in the judgment of the Lender Parties that restrains, prevents or imposes materially adverse conditions upon the Loan Documents or the transactions contemplated thereby.

          (f) The Borrowers shall have paid all accrued fees and expenses of the Agent and the Lender Parties (including the accrued fees and expenses of counsel to the Agent and local counsel to the Lender Parties).

          (g) The Agent shall have received on or before the Restatement Date the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Agent (unless otherwise specified) and in sufficient copies for each Lender Party:

          (i) A consent in substantially the form of Exhibit D-1, by the Pledgors (as defined in the Crompton Security Agreement) in favor of the Agent under the security agreement dated August 21, 1996 made by the Pledgors named therein in favor of the Agent (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Crompton Security Agreement"), duly executed by each Pledgor thereunder, consenting to the amendment and restatement contemplated by this Agreement.

          (ii) A consent in substantially the form of Exhibit D-2, by the Pledgors (as defined in the Uniroyal Security Agreement) in favor of the Agent under the security agreement dated August 21, 1996 made by the Pledgors named therein in favor of the Agent (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Uniroyal Security Agreement" and, together with the Crompton Security Agreement and each security agreement delivered pursuant to Section 5.01(k), in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Security Agreement"), duly executed by each Pledgor thereunder, consenting to the amendment and restatement contemplated by this Agreement.

          (iii)  A consent  in substantially the form of
     Exhibit E-1, by Crompton Corp. in favor of the Secured Parties under the guaranty dated August 21, 1996 made by Crompton Corp. in favor of the Secured Parties (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Parent Guaranty"), duly executed by Crompton Corp., consenting to the amendment and restatement contemplated by this Agreement.

          (iv)   A consent  in substantially the form of
     Exhibit E-2, by the Subsidiary Guarantors in favor of the Secured Parties under the subsidiary guaranty dated August 21, 1996 made by the Subsidiary Guarantors in favor of the Secured Parties (together with each other guaranty delivered pursuant to Section 5.01(k), in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Subsidiary Guaranty"), duly executed by each Subsidiary Guarantor, consenting to the amendment and restatement contemplated by this Agreement.

          (v) A consent in substantially the form of Exhibit D-3, by Uniroyal and each Uniroyal Guarantor under the supplement to the Uniroyal Security Agreement in respect of Collateral located in the State of Louisiana dated as of August 21, 1996 made by Uniroyal and the Uniroyal Guarantors in favor of the Secured Parties (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Louisiana Undertaking"), duly executed by Uniroyal and the Uniroyal Guarantors, consenting to the amendment and restatement contemplated by this Agreement.

          (vi) A favorable opinion of Shearman & Sterling, counsel for the Agent, in form and substance satisfactory to the Agent.

          SECTION 3.02. Conditions Precedent to Initial Extension of Credit to each B-2 Borrower and each B-3 Borrower. The obligation of each Working Capital B-2 Lender and each Working Capital B-3 Lender to make a Working Capital B-2 Advance and a Working Capital B-3 Advance, respectively, or of the Issuing Bank to issue a Letter of Credit under the Working Capital B-2 Facility, in each case on the occasion of the Initial Extension of Credit to each B-2 Borrower and B-3 Borrower hereunder is subject to satisfaction of the following conditions precedent with respect to such B-2 Borrower or B-3 Borrower before or concurrent with the Initial Extension of Credit to such B-2 Borrower or B-3 Borrower:

          (a) The Lender Parties shall be satisfied with the corporate and legal structure and capitalization of such B-2 Borrower or B-3 Borrower and each of its respective Subsidiaries, including the terms and conditions of the charter, bylaws (or analogous organizational documents) and each class of capital stock of each such B-2 Borrower or B-3 Borrower and each such respective Subsidiary and of each agreement or instrument relating to such structure or capitalization.

          (b) The Agent shall have received on or before the Initial Extension of Credit to such B-2 Borrower or B-3 Borrower, as the case may be, the following with respect to such B-2 Borrower or B-3 Borrower, each dated on or before such date (unless otherwise specified), in form and substance satisfactory to the Agent (unless otherwise specified) and (except for the Notes) in sufficient copies for each Lender Party:

          (i)   In the case of such B-2 Borrower, the Working
     Capital B-2 Notes payable to the order of the Lenders and in the case of such B-3 Borrower, the Working Capital B-3 Notes payable to the order of the Lenders.

          (ii) Certified copies of the resolutions (or analogous authorizations) of the Board of Directors (or other authorized legal representatives) of such B-2 Borrower or B-3 Borrower approving this Agreement, the Working Capital B-2 Notes or Working Capital B-3 Notes, as the case may be, each other Loan Document and each Related Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to this Agreement, the Notes, each other Loan Document and each Related Document.

          (iii) To the extent applicable in such jurisdiction, a copy of a certificate of the applicable regulatory authority of the jurisdiction of its incorporation, dated on or before the date of the Initial Extension of Credit, listing the charter of such B-2 Borrower or B-3 Borrower and each amendment thereto on file in his office and certifying that
     (A) such amendments are the only amendments to such B-2 Borrower's or B-3 Borrower's charter on file in his office,
     (B) each such B-2 Borrower or B-3 Borrower has paid all franchise taxes to the date of such certificate and (C) each such B-2 Borrower or B-3 Borrower is duly incorporated and in good standing under the laws of the jurisdiction of its incorporation.

          (iv) A certificate of such B-2 Borrower or B-3 Borrower, signed on behalf of such B-2 Borrower or B-3 Borrower, as the case may be, by its President or a Vice President and its Secretary or any Assistant Secretary or an authorized legal representative of such B-2 Borrower or B-3 Borrower, dated on or before the date of the Initial Extension of Credit to such B-2 Borrower or B-3 Borrower, relating to such B-2 Borrower or B-3 Borrower (the statements made in which certificate shall be true on and as of such date), certifying as to (A) the absence of any amendments to the charter of such B-2 Borrower or B-3 Borrower, as the case may be, since the date of the certificate referred to in Section 3.02(b)(iii), (B) a true and correct copy of the bylaws (or analogous organizational documents) of such B-2 Borrower or B-3 Borrower as in effect on such date, (C) to the extent applicable in such jurisdiction, the due incorporation and good standing of such B-2 Borrower or B-3 Borrower organized under the laws of the jurisdiction of its incorporation, and the absence of any proceeding for the dissolution or liquidation of such B-2 Borrower or B-3 Borrower, (D) the truth of the representations and warranties made by such B-2 Borrower or B-3 Borrower contained in the Loan Documents as though made on and as of such date and (E) the absence of any event occurring and continuing, or resulting from the Initial Extension of Credit to such B-2 Borrower or B-3 Borrower, that constitutes a Default.

          (v) A certificate of the Secretary or an Assistant Secretary or an authorized legal representative of such B-2 Borrower or B-3 Borrower, as the case may be, certifying the names and true signatures of the officers of such B-2 Borrower or B-3 Borrower authorized to sign this Agreement, the Working Capital B-2 Notes or Working Capital B-3 Notes, as the case may be, each other Loan Document and each Related Document to which they are or are to be a parties and the other documents to be delivered hereunder and thereunder.

          (vi)   A favorable opinion of Wachtell, Lipton, Rosen &
     Katz, special counsel for the B-2 Borrowers and B-3
     Borrowers, in substantially the form of Exhibit F-1 hereto and as to such other matters as any Lender Party through the Agent may reasonably request.

          (vii) A favorable opinion of John T. Ferguson, II, Esq., General Counsel and Corporate Secretary of Crompton Corp. and its Subsidiaries, in substantially the form of Exhibit F-2 hereto and as to such other matters as any Lender Party through the Agent may reasonably request.

          (viii) A favorable opinion of foreign local counsel to such B-2 Borrower or B-3 Borrower, as the case may be, as listed on Schedule 3.02(b)(viii) in the jurisdictions listed on Schedule 3.02(b)(viii) in form and substance satisfactory to the Agent and as to such other matters as any Lender Party through the Agent may reasonably request.

          SECTION 3.03. Initial Extension of Credit to Each Designated Subsidiary and Each Designated Italian Subsidiary.
The obligation of each Lender Party to make an Initial Extension of Credit to (a) each Designated Subsidiary following any designation of such Designated Subsidiary as a B-2 Borrower hereunder pursuant to Section 8.08 and (b) each Designated Italian Subsidiary following any designation of such Designated Italian Subsidiary as a B-3 Borrower hereunder pursuant to
Section 8.08 is, in each case, subject to the Agent's receipt on or before the date of such Initial Extension of Credit of each of the following with respect to such Designated Subsidiary or Designated Italian Subsidiary, as the case may be, in form and substance satisfactory to the Agent and dated such date, and in sufficient copies for each Lender Party:

          (i)    In the case of such B-2 Borrower, the Working
     Capital B-2 Notes payable to the order of the Lenders and in the case of such B-3 Borrower, the Working Capital B-3 Notes payable to the order of the Lenders.

          (ii) Certified copies of the resolutions (or analogous authorizations) of the Board of Directors (or other authorized legal representatives) of such B-2 Borrower or B-3 Borrower approving this Agreement, the Working Capital B-2 Notes or Working Capital B-3 Notes, as the case may be, each other Loan Document and each Related Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to this Agreement, the Notes, each other Loan Document and each Related Document.

          (iii) To the extent applicable in such jurisdiction, a copy of a certificate of the applicable regulatory authority of the jurisdiction of its incorporation, dated reasonably near the date of the Initial Extension of Credit to such B-2 Borrower or B-3 Borrower, as the case may be, listing the charter of such B-2 Borrower or B-3 Borrower and each amendment thereto on file in his office and certifying that
     (A) such amendments are the only amendments to such B-2 Borrower's or B-3 Borrower's charter on file in his office,
     (B) each such B-2 Borrower or B-3 Borrower has paid all franchise taxes to the date of such certificate and (C) each such B-2 Borrower or B-3 Borrower is duly incorporated and in good standing under the laws of the jurisdiction of its incorporation.

          (iv) A certificate of such B-2 Borrower or B-3 Borrower, signed on behalf of such B-2 Borrower or B-3 Borrower, as the case may be, by its President or a Vice President and its Secretary or any Assistant Secretary or an authorized legal representative of such B-2 Borrower or B-3 Borrower, dated the date of the Initial Extension of Credit to such B-2 Borrower or B-3 Borrower, relating to such B-2 Borrower or B-3 Borrower (the statements made in which certificate shall be true on and as of such date), certifying as to (A) the absence of any amendments to the charter of such B-2 Borrower or B-3 Borrower, as the case may be, since the date of the certificate referred to in
     Section 3.03(b)(iii), (B) a true and correct copy of the bylaws (or analogous organizational documents) of such B-2 Borrower or B-3 Borrower as in effect on such date, (C) to the extent applicable in such jurisdiction, the due incorporation and good standing of such B-2 Borrower or B-3 Borrower organized under the laws of the jurisdiction of its incorporation, and the absence of any proceeding for the dissolution or liquidation of such B-2 Borrower or B-3 Borrower, (D) the truth of the representations and warranties made by such B-2 Borrower or B-3 Borrower contained in the Loan Documents as though made on and as of such date and (E) the absence of any event occurring and continuing, or resulting from the Initial Extension of Credit to such B-2 Borrower or B-3 Borrower, that constitutes a Default.

          (v) A certificate of the Secretary or an Assistant Secretary or an authorized legal representative of such B-2 Borrower or B-3 Borrower, as the case may be, certifying the names and true signatures of the officers of such B-2 Borrower or B-3 Borrower authorized to sign this Agreement, the Working Capital B-2 Notes or Working Capital B-3 Notes, as the case may be, each other Loan Document and each Related Document to which they are or are to be a parties and the other documents to be delivered hereunder and thereunder.

          (vi)   The Designation Letter of such Designated
     Subsidiary or Designated Italian Subsidiary, as the case may be, substantially in the form of Exhibit G hereto.

          (vii) Evidence of the Process Agent's acceptance of its appointment pursuant to Section 8.13(a) as the agent of such B-2 Borrower or B-3 Borrower, substantially in the form of Exhibit H hereto.

         (viii) A favorable opinion of counsel (which may be in-house counsel) to such Designated Subsidiary or Designated Italian Subsidiary, dated the date of such Initial Extension of Credit to such B-2 Borrower or B-3 Borrower, substantially in the form of Exhibit I hereto or in form and substance reasonably acceptable to the Agent.

          (ix) Such other approvals, opinions or documents as any Lender Party, through the Agent, may reasonably request.

          SECTION 3.04. Conditions Precedent to Each Borrowing and Issuance. The right of the Borrowers to request and the obligation of each Appropriate Lender to make an Advance (other than a Letter of Credit Advance made by an Issuing Bank or a Working Capital Lender pursuant to Section 2.03(c) and a Swing Line Advance made by a Working Capital Lender pursuant to
Section 2.02(b)) on the occasion of each Borrowing (including the Initial Extension of Credit to any B-2 Borrower or B-3 Borrower), and the right of the Borrowers to request and the obligation of each Issuing Bank to issue a Letter of Credit (including the initial issuance) and the right of the Borrowers to request a Swing Line Borrowing, shall be subject to the further conditions precedent that on the date of such Borrowing or issuance (a) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing, Notice of Swing Line Borrowing or Notice of Issuance and the acceptance by the relevant Borrower of the proceeds of such Borrowing or of such Letter of Credit shall constitute a representation and warranty by such Borrower that both on the date of such notice and on the date of such Borrowing or issuance such statements are true):
          (i) the representations and warranties contained in each Loan Document are correct on and as of such date, before and after giving effect to such Borrowing or issuance and to the application of the proceeds therefrom, as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such Borrowing or issuance, in which case as of such specific date; and

          (ii) no event has occurred and is continuing, or would result from such Borrowing or issuance or from the application of the proceeds therefrom, that constitutes a Default;

and (b) the Agent shall have received such other approvals, opinions or documents as any Appropriate Lender through the Agent may reasonably request.

          SECTION 3.05. Determinations Under Sections 3.01, 3.02 and 3.03. For purposes of determining compliance with the conditions specified in Sections 3.01, 3.02 and 3.03, each Lender Party shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender Parties unless an officer of the Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender Party prior to the Initial Extension of Credit to each B-2 Borrower and B-3 Borrower specifying its objection thereto and, if such Initial Extension of Credit consists of a Borrowing, such Lender Party shall not have made available to the Agent such Lender Party's ratable portion of such Borrowing.

                           ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES

          SECTION 4.01.  Representations and Warranties of the
Borrowers.  Each Borrower represents and warrants as follows;
provided, however, each B-2 Borrower and B-3 Borrower represents and warrants solely with respect to itself:

          (a) To the extent applicable under the laws of the jurisdiction of incorporation of each Loan Party, each Loan Party (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. All of the outstanding capital stock of the Borrowers has been validly issued and is fully paid and non-assessable.

          (b) Set forth on Schedule 4.01(b) hereto is a complete and accurate list as of the Existing Credit Agreement Effective Date of all Subsidiaries of each Loan Party, showing as of the Existing Credit Agreement Effective Date (as to each such Subsidiary) the jurisdiction of its incorporation, the number of shares of each class of capital stock authorized, and the number outstanding, on the Existing Credit Agreement Effective Date and the percentage of the outstanding shares of each such class owned (directly or indirectly) by such Loan Party and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights at the Existing Credit Agreement Effective Date. All of the outstanding capital stock of all of such Subsidiaries to the extent owned by the Borrowers and their Subsidiaries has been validly issued, is fully paid and non-assessable and is owned by such Loan Party or one or more of its Subsidiaries free and clear of all Liens, except those created under the Loan Documents. Each such Subsidiary (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (c) The execution, delivery and performance by each Loan Party of this Agreement, the Notes, each other Loan Document and each Related Document to which it is or is to be a party, and the other transactions contemplated hereby, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's charter or bylaws,
     (ii) violate any law, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any loan agreement, indenture, mortgage, deed of trust or other instrument or material contract or material lease binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such loan agreement, indenture, mortgage, deed of trust or other instrument or material contract or material lease, the violation or breach of which would have a Material Adverse Effect.

          (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for
     (i) the due execution, delivery, recordation, filing or performance by any Loan Party of this Agreement, the Notes, any other Loan Document or any Related Document to which it is or is to be a party, or for the transactions contemplated hereby, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents,
     (iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first priority nature thereof) or (iv) the exercise by the Agent or any Lender Party of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the authorizations, approvals, actions, notices and filings listed on
     Schedule 4.01(d), all of which have been duly obtained, taken, given or made and are in full force and effect.

          (e) This Agreement has been, and each of the Notes, each other Loan Document and each Related Document when delivered hereunder will have been, duly executed and delivered by each Loan Party party thereto. This Agreement is, and each of the Notes, each other Loan Document and each Related Document when delivered hereunder will be, the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms.

          (f) The Consolidated balance sheet of Crompton Corp. and its Subsidiaries as at December 30, 1995, and the related Consolidated statement of income and Consolidated statement of cash flows of Crompton Corp. and its Subsidiaries for the fiscal year then ended, accompanied by an opinion of KPMG Peat Marwick LLP, independent public accountants, and the Consolidated balance sheet of Crompton Corp. and its Subsidiaries as at March 30, 1996, and the related Consolidated statement of income and Consolidated statement of cash flows of Crompton Corp. and its Subsidiaries for the three months then ended, duly certified by the chief financial officer of Crompton Corp., copies of which have been furnished to each Lender Party, fairly present, subject, in the case of said balance sheet as at March 30, 1996, and said statements of income and cash flows for the three months then ended, to year-end audit adjustments, the Consolidated financial condition of Crompton Corp. and its Subsidiaries as at such dates and the Consolidated results of operations of Crompton Corp. and its Subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis, and since December 30, 1995, there has been no Material Adverse Change.

          (g) The Consolidated balance sheet of Uniroyal Corp. and its Subsidiaries as at October 1, 1995, and the related Consolidated statement of income and Consolidated statement of cash flows of Uniroyal Corp. and its Subsidiaries for the fiscal year then ended, accompanied by an opinion of Deloitte & Touche LLP, independent public accountants, and the Consolidated balance sheet of Uniroyal Corp. and its Subsidiaries as at March 31, 1996, and the related Consolidated statement of income and Consolidated statement of cash flows of Uniroyal Corp. and its Subsidiaries for the six months then ended, duly certified by the chief financial officer of Uniroyal Corp., copies of which have been furnished to each Lender Party, fairly present, subject, in the case of said balance sheet as at March 31, 1996, and said statements of income and cash flows for the six months then ended, to year-end audit adjustments, the Consolidated financial condition of Uniroyal Corp. and its Subsidiaries as at such date and the Consolidated results of operations of Uniroyal Corp. and its Subsidiaries for the period ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis, and since October 1, 1995, there has been no Material Adverse Change.

          (h) The Consolidated pro forma balance sheet of Crompton Corp. and its Subsidiaries and the related Consolidated pro forma statements of income and cash flows of Crompton Corp. and its Subsidiaries, in each case contained in the Proxy Statement dated July 23, 1996, copies of which have been furnished to each Lender Party, fairly present the Consolidated pro forma financial condition of Crompton Corp. and its Subsidiaries as at such date and the Consolidated pro forma results of operations of Crompton Corp. and its Subsidiaries for the period ended on such date, in each case giving effect to the Merger and the other transactions contemplated hereby.

          (i) The Consolidated and consolidating forecasted balance sheets, income statements and cash flows statements of Crompton Corp. and its Subsidiaries delivered to the Lender Parties pursuant to Section 5.03 were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in the light of conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, Crompton Corp.'s good faith estimate of its future financial performance.

          (j) No information, exhibit or report furnished by any Loan Party to the Agent or any Lender Party in connection with the negotiation of the Loan Documents or pursuant to the terms of the Loan Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

          (k) There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect (other than the Disclosed Litigation) or (ii) purports to affect the legality, validity or enforceability of this Agreement, any Note, any other Loan Document or any Related Document or the consummation of the transactions contemplated hereby, and there has been no material adverse change in the status, or financial effect on any Loan Party or any of its Subsidiaries, of the Disclosed Litigation from that described on Schedule 3.01(f).

          (l) No proceeds of any Advance or drawings under any Letter of Credit will be used to acquire any equity security of a class that is registered pursuant to Section 12 of the Securities Exchange Act of 1934.

          (m) No Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Advance or drawings under any Letter of Credit will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

          (n) (i) Except as disclosed in Part I of Schedule 4.01(o) hereto, the operations and properties of each Loan Party and each of its Subsidiaries comply in all material respects with all applicable Environmental Laws and Environmental Permits, all past non-compliance with such Environmental Laws and Environmental Permits has been resolved without material ongoing obligations or costs, and no circumstances exist that would be reasonably likely to
     (i) form the basis of an Environmental Action against any Loan Party or any of its Subsidiaries or any of their properties that could have a Material Adverse Effect or
     (ii) cause any such property to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law in effect on the date hereof.

               (ii) Except as disclosed in Part II of Schedule 4.01(o) hereto or as would not, individually or in the aggregate, result in a Material Adverse Effect, none of the properties currently or formerly owned or operated by any Loan Party or any of its Subsidiaries is listed or, to the best knowledge of any Loan Party, proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property; there are no and never have been any underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by any Loan Party or any of its Subsidiaries or, to the best of its knowledge, on any property formerly owned or operated by any Loan Party or any of its Subsidiaries; there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or any of its Subsidiaries; and Hazardous Materials have not been released, discharged or disposed of on any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries.

               (iii) Except as disclosed in Part III of Schedule 4.01(o) hereto, neither any Loan Party nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any governmental or regulatory authority or the requirements of any Environmental Law; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries have been disposed of in a manner not reasonably expected to result in material liability to any Loan Party or any of its Subsidiaries.

          (o) Neither any Loan Party nor any of its Subsidiaries is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of any Advances, nor the issuance of any Letters of Credit, nor the application of the proceeds or repayment thereof by any Borrower, nor the consummation of the other transactions contemplated hereby, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

          (p) Each Loan Party is, individually and together with its Subsidiaries, Solvent.

          (q) Set forth on Schedule 4.01(t) hereto is a complete and accurate list of all Existing Debt (other than Surviving
     Debt), showing as of the Existing Credit Agreement Effective
     Date the principal amount outstanding thereunder.

          (s) Set forth on Schedule 3.01(d) hereto is a complete and accurate list as of the Existing Credit Agreement
     Effective Date of all Surviving Debt, showing as of the Existing Credit Agreement Effective Date the principal amount outstanding thereunder.

          (t) Set forth on Schedule 4.01(w) hereto is a complete and accurate list of all Material Subsidiaries existing as of the Existing Credit Agreement Effective Date.

          SECTION 4.02.  Additional Representations and
Warranties of the Crompton A Borrowers and Uniroyal B-1 Borrower.
Each Crompton A Borrower and the Uniroyal B-1 Borrower represents and warrants as follows:

          (a) The Collateral Documents create a valid and perfected first priority interest in the Collateral (other than as to matters of perfection and priority of the security interest in the Pledged Accounts (as defined in the Uniroyal Security Agreement) and the Other Accounts (as defined in the Uniroyal Security Agreement)), securing the payment of the Secured Obligations (as defined in the Collateral Documents), and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken. The Loan Parties are the legal and beneficial owners of the Collateral free and clear of any Lien, except for the liens and security interests created or permitted under the Loan Documents.

           (b) The aggregate revenues of the Minor Subsidiaries (other than Crompton and Knowles I.P.R. Corporation), on a Consolidated basis, do not exceed $250,000 for the twelve-month period ending on the last day of the most recent fiscal quarter of Crompton Corp., and the aggregate book value of the assets of the Minor Subsidiaries (other than Crompton and Knowles I.P.R. Corporation), on a Consolidated basis, as at the end of the most recent fiscal quarter of Crompton Corp. does not exceed $250,000.

          (c)  (i)    No ERISA Event has occurred or is
     reasonably expected to occur with respect to any Plan that has had or is reasonably expected to have a Material Adverse
     Effect.

               (ii) Schedule B (Actuarial Information) to the most recent annual report (Form 5500 Series) for each Plan, copies of which have been filed with the Internal Revenue Service and furnished to the Lender Parties, is complete and accurate and fairly presents the funding status of such Plan, and since the date of such Schedule B there has been no material adverse change in such funding status.

               (iii)  Neither any Loan Party nor any ERISA
     Affiliate has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan that has had or is reasonably expected to have a Material Adverse Effect.

          (d) Neither any Loan Party nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA which, in either event, has had or is reasonably expected to have a Material Adverse Effect.

          (e) Crompton and Knowles I.P.R. Corporation does not conduct any business or engage in any activity and has no material assets other than an intercompany receivable in an amount that does not exceed $33,000,000.

                            ARTICLE V

                    COVENANTS OF THE BORROWERS

          SECTION 5.01.  Affirmative Covenants.  So long as any
Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, each Borrower will:

          (a) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970, except, in any case, where the failure so to comply, either individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect and would not be reasonably likely to subject any Loan Party or any of its Subsidiaries to any criminal penalties or any Lender Party to any civil or criminal penalties.

          (b) Payment of Taxes, Etc. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all federal income and other material taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that neither any Borrower nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim
     (x) that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained or (y) in respect of which the Lien resulting therefrom, if any, attaches to its property and becomes enforceable against its other creditors, to the extent that the aggregate amount of all such taxes, assessments, charges or claims does not exceed $3,000,000.

          (c) Maintenance of Insurance. Maintain (or have maintained on its behalf or maintain on behalf of each of its Subsidiaries), and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Borrower or such Subsidiary operates; it being understood and agreed that Crompton Corp. and its Subsidiaries may self-insure to the extent consistent with prudent business practice.
          (d)  Preservation of Corporate Existence, Etc.
     Preserve and maintain, and cause each of its Subsidiaries (other than any Minor Subsidiary) to preserve and maintain, its existence, legal structure, legal name, rights (charter and statutory), permits, licenses, approvals, privileges and franchises; provided, however, that such Borrower and its Subsidiaries may consummate the Merger and any other merger or consolidation permitted under Section 5.02(d); provided further that neither any Borrower nor any of its Subsidiaries shall be required to preserve any legal structure, legal name, right, permit, license, approval, privilege or franchise if such Borrower or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Borrower or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to such Borrower, such Subsidiary or the Lender Parties or, with respect to permits, licenses, approvals, privileges and franchises, that the loss thereof could not be reasonably expected to have a Material Adverse Effect; provided still further that, prior to the Collateral Release Date, if any Borrower or any of its Subsidiaries shall determine not to preserve any legal structure or legal name (to the extent permitted under the immediately preceding proviso), the Borrowers and their Subsidiaries shall take such action (within such time as may be required under the Collateral Documents or under the Uniform Commercial Code (as defined in the Security Agreement)) as the Agent may deem necessary or desirable to perfect and protect the Liens created under the Collateral Documents.

          (e) Visitation Rights. At any reasonable time and from time to time, during regular business hours and upon reasonable prior notice, permit the Agent or any of the Lender Parties or any agents or representatives thereof, to examine and make copies of and abstracts from the records (other than (i) records subject to attorney-client privilege or confidentiality agreements and (ii) records relating to trade secrets) and books of account of, and visit the properties of, any Borrower and any of its Subsidiaries, and to discuss the affairs, finances and accounts of any Borrower and any of its Subsidiaries with any of their respective officers or directors and with their independent certified public accountants and authorize and direct such accountants to disclose to the Agent or any of the Lender Parties any and all financial statements and other information of any kind that they may have with respect to any Borrower and any of its Subsidiaries.

          (f) Keeping of Books. Keep, and cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of such Borrower and each such Subsidiary in accordance with generally accepted accounting principles in effect from time to time.

          (g) Maintenance of Properties, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted, except where the failure to do so, either individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect.

          (h) Compliance with Terms of Leaseholds. Make all payments and otherwise perform all obligations in respect of all leases of real property to which such Borrower or any of its Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, notify the Agent of any default by any party with respect to such leases and cooperate with the Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect.

          (i) Performance of Related Documents. Perform and observe all of the terms and provisions of each Related Document to be performed or observed by it, maintain each such Related Document in full force and effect, enforce such Related Document in accordance with its terms, take all such action to such end as may be from time to time requested by the Agent and, upon request of the Agent, make to each other party to each such Related Document such demands and requests for information and reports or for action as such Borrower is entitled to make under such Related Document, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect.

          (j) Transactions with Affiliates. Conduct, and cause each of its Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates other than wholly owned Subsidiaries (except the Minor Subsidiaries) of Crompton Corp. on terms which have been determined by the applicable Borrower's board of directors or such Subsidiary's board of directors, board of trustees or managing partners, as the case may be, to be at least as favorable to the Borrowers as would be obtainable on an arm's length basis at the time of such transaction for a comparable transaction with a Person who is not an Affiliate; provided, however, the foregoing restriction shall not apply to (i) the execution by Crompton Corp. and certain of its Subsidiaries of, and payments by Crompton Corp. and any of its Subsidiaries pursuant to, the Tax Agreement, (ii) the payment of reasonable and customary fees to members of the board of directors of Crompton Corp. or any of its Subsidiaries who are not employees of Crompton Corp. or any of its Subsidiaries, (iii) loans and advances to officers, directors and employees of Crompton Corp. or any of its Subsidiaries for travel, entertainment, moving and other relocation expenses made in the ordinary course of business to the extent otherwise permitted hereunder,
     (iv) subject to the provisions of this Agreement, any transaction between or among Crompton Corp. and any of its wholly owned Subsidiaries or between Uniroyal and Premier Chemical Company, Ltd. (so long as Premier Chemical Company, Ltd. remains at least 80% owned, directly or indirectly, by Crompton Corp.), (v) payment by Crompton Corp. and its Subsidiaries of ordinary and customary compensation to their respective employees in the ordinary course of business,
     (vi) any dividends or other distributions permitted by
     Section 5.02(g), (vii) transactions with Monochem, Inc. and Rubicon Inc. on terms that are customary in the ordinary course of business of Uniroyal and its Subsidiaries as currently practiced, (viii) a Receivables Securitization and
     (ix) transactions in addition to those permitted by the foregoing clauses of this subsection (j) which in the aggregate involve amounts not in excess of $500,000 per year.

          (k) Covenant to Guarantee Obligations and Give Security. (i) At such time as any new direct or indirect Material Subsidiaries of any Loan Party are formed or acquired by such Loan Party or at such time as any Minor Subsidiary shall have revenues which exceed $250,000 for the twelve-month period ending on the last day of the most recent fiscal quarter of Crompton Corp. or the aggregate book value of the assets of such Minor Subsidiary, as at the end of the most recent fiscal quarter of Crompton Corp. exceeds $250,000, in each case to the extent not prohibited by the terms of the Uniroyal Indentures then in effect and at the expense of the Borrowers, within 30 days after such formation or acquisition, cause each such Material Subsidiary (other than any Foreign Subsidiary) or each such Minor Subsidiary, as the case may be, and cause each direct and indirect parent (other than the Borrowers and any Foreign Subsidiary) of such Material Subsidiary or each such Minor Subsidiary, as the case may be, (if it has not already done so), to duly execute and deliver to the Agent a guaranty, in form and substance satisfactory to the Agent, guaranteeing the other Loan Parties' Obligations under the Loan Documents;

          (ii) At any time prior to the Collateral Release Date, at such time as any new direct or indirect Material Subsidiaries of any Loan Party are formed or acquired by such Loan Party or at such time as any Minor Subsidiary shall have revenues which exceed $250,000 for the twelve-month period ending on the last day of the most recent fiscal quarter of Crompton Corp. or the aggregate book value of the assets of such Minor Subsidiary, as at the end of the most recent fiscal quarter of Crompton Corp. exceeds $250,000, in each case to the extent not prohibited by the terms of the Uniroyal Indentures then in effect and at the expense of the Borrowers, within 30 days after such formation or acquisition, duly execute and deliver, and cause each such Material Subsidiary (other than any Foreign Subsidiary) or each such Minor Subsidiary, as the case may be, and each direct and indirect parent of such Material Subsidiary or each such Minor Subsidiary, as the case may be, (other than any Foreign Subsidiary except to the extent provided in the proviso below), if it has not already done so, to duly execute and deliver, to the Agent, in the case of Crompton Corp. or any of its Subsidiaries (other than Uniroyal Corp. and its Subsidiaries), pledge agreements (pledging the capital stock of its Subsidiaries, except to the extent provided in the proviso below) and, in the case of any direct or indirect Subsidiary of Uniroyal Corp., security agreements (granting a security interest in Inventory and Receivables), as specified by and in form and substance satisfactory to the Agent, securing payment of all the Obligations of such Borrower, such Subsidiary or such parent, as the case may be, under the Loan Documents and constituting Liens on all such properties; provided that with respect to the pledge of the capital stock of any Foreign Subsidiary, such pledge shall cover not more than 66% of the outstanding capital stock of such Foreign Subsidiary if it is directly owned by a Loan Party and not cover any of the outstanding capital stock of such Foreign Subsidiary if it is directly or indirectly owned by another Foreign Subsidiary;

          (iii) At any time prior to the Collateral Release Date, upon the request of the Agent following the occurrence and during the continuance of an Event of Default, in each case to the extent not prohibited by the terms of the Uniroyal Indentures then in effect and at the expense of the
     Borrowers:

                 (A) within 30 days after such request, duly execute and deliver, and cause each of its Subsidiaries (other than any Foreign Subsidiary) and each direct and indirect parent of such Subsidiary (if it has not already done so) (other than any Foreign Subsidiary except to the extent required in the proviso below) to duly execute and deliver, to the Agent mortgages, pledges, assignments and other security agreements, as specified by and in form and substance satisfactory to the Agent, securing payment of all the Obligations of such Borrower, such Subsidiary or such parent, as the case may be, under the Loan Documents and constituting Liens on all such properties; provided that with respect to the pledge of the capital stock of any Foreign Subsidiary, such pledge shall cover not more than 66% of the outstanding capital stock of such Foreign Subsidiary if it is directly owned by a Loan Party and not cover any of the outstanding capital stock of such Foreign Subsidiary if it is directly or indirectly owned by another Foreign Subsidiary; and

                 (B) within 30 days after such request, take, and cause such Subsidiary (other than any Foreign Subsidiary) or such parent (other than any Foreign Subsidiary) to take, whatever action (including, without limitation, the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the opinion of the Agent to vest in the Agent (or in any representative of the Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the mortgages, pledges, assignments and security agreements delivered pursuant to this
          Section 5.01(k), enforceable against all third parties in accordance with their terms;

          (iv) Within 60 days after such formation, acquisition or request, deliver to the Agent, upon the request of the Agent in its sole discretion, a signed copy of a favorable opinion, addressed to the Agent and the other Secured Parties, of counsel for the Loan Parties acceptable to the Agent as to the guaranties, mortgages, pledges, assignments and security agreements referred to in clauses (i), (ii) and
     (iii) above being the legal, valid and binding obligations of each Loan Party party thereto enforceable in accordance with their terms and as to such other matters as the Agent may reasonably request; and


          (v) At any time and from time to time, promptly execute and deliver any and all further instruments and documents and take all such other action as the Agent may deem necessary or desirable in obtaining the full benefits of, or in perfecting and preserving the Liens of, the guaranties, mortgages, pledges, assignments and security agreements referred to in clauses (i), (ii) and (iii) above.

          (l) Conditions Subsequent. Deliver to the Agent, in form and substance satisfactory to the Agent and in sufficient copies for each Lender Party, as soon as possible and in any event within 120 days after the Initial Extension of Credit (or such later date as may be agreed by Crompton Corp. and the Agent) evidence that Uniroyal Chimica S.p.A. has completed all necessary actions required of it to cause the release of all liens created under the Existing Italian Credit Agreement.

          SECTION 5.02.  Negative Covenants.  So long as any
Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, no Borrower will, at any time:

          (a) Liens, Etc. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character (including, without limitation, accounts) whether now owned or hereafter acquired, or sign or file or suffer to exist, or permit any of its Subsidiaries to sign or file or suffer to exist, under the Uniform Commercial Code of any jurisdiction, a financing statement that names any Borrower or any of its Subsidiaries as debtor, or sign or suffer to exist, or permit any of its Subsidiaries to sign or suffer to exist, any security agreement authorizing any secured party thereunder to file such financing statement, or assign, or permit any of its Subsidiaries to assign, any accounts or other right to receive income, excluding, however, from the operation of the foregoing restrictions the following:

               (i)   Liens created under the Loan Documents;

               (ii)  with respect to any Person, all of the
          following (collectively, the "Permitted Liens"):

                     (A)  pledges or deposits by such Person
               under workers' compensation laws, unemployment insurance laws or similar legislation or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Debt) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or United States Government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or for charges relating thereto (including, without limitation, interest, penalties and certain other similar charges) or import duties or for the payment of rent;

                     (B) (x) liens imposed by law, such as
               carriers', warehousemen's and mechanics' liens or
               (y) other liens arising out of judgments or awards against such Person with respect to which such Person shall then be prosecuting an appeal or other proceedings for review or otherwise arising out of judicial proceedings to the extent such liens do not constitute an Event of Default;

                    (C)  liens for taxes, assessments or
               government charges or levies to the extent not required to be paid by Section 5.01(b); and

                    (D)  minor survey exceptions, minor
               encumbrances, easements or reservations of, or rights of others for, rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties or liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not incurred in connection with Debt or other extensions of credit and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person.

                (iii) Liens existing on the Existing Credit
          Agreement Effective Date and described on Schedule
          5.02(a) hereto;
               (iv)   purchase money Liens upon or in real
          property or personal property (other than Inventory of Uniroyal Corp. and its Subsidiaries) acquired or held by any Borrower or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such property or to secure Debt incurred solely for the purpose of financing the acquisition, construction or improvement of any such property to be subject to such Liens, or Liens existing on any such property at the time of acquisition (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price); provided, however, that no such Lien shall extend to or cover any property other than the property being acquired, constructed or improved, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced; and provided further that the aggregate principal amount of the Debt secured by Liens permitted by this clause (iv) shall not exceed the amount permitted under Section 5.02(b)
          (iii)(B) at any time outstanding and that any such Debt shall not otherwise be prohibited by the terms of the Loan Documents;

               (v)    Liens arising in connection with
          Capitalized  Leases permitted under Section
          5.02(b)(iii)(C); provided that no such Lien shall extend to or cover any Collateral or assets other than the assets subject to such Capitalized Leases;

               (vi) Liens on property of a Person existing at the time such Person is merged into or consolidated with any Borrower or any Subsidiary of such Borrower or becomes a Subsidiary of such Borrower; provided that such Liens were not created in contemplation of such merger, consolidation or investment and do not extend to any assets other than those of the Person merged into or consolidated with such Borrower or such Subsidiary or acquired by such Borrower or such Subsidiary;

               (vii) Liens arising in connection with any lease permitted under Section 5.02(c), provided that no such Lien shall extend to or cover any assets other than the assets subject to such lease;

               (viii) Liens securing Debt incurred by Foreign Subsidiaries pursuant to Section 5.02(b)(iii)(G) and
          (H);
               (ix)   Liens on accounts receivable (and in
          property securing or otherwise supporting such accounts receivable together with proceeds thereof) of Crompton Corp. and its Subsidiaries (other than Uniroyal Corp. and its Subsidiaries) in connection with a Receivables Securitization;

               (x)    Liens securing Obligations of Crompton
          Corp. or any of its Subsidiaries in an aggregate amount not to exceed $5,000,000 at any time outstanding;

               (xi) filings for information purposes only under the Uniform Commercial Code, as amended, of any state in connection with a lease of property (other than Capitalized Leases);

               (xii) Liens to secure any extension, renewal or replacement (or successive extensions, renewals or replacements) as a whole, or in part, of any Debt secured by any Lien referred to in the foregoing clauses (iii) through (vii), provided that (i) such extended, renewed or replacement Lien shall be limited to all or part of the same type of property that secured the Lien extended, renewed or replaced (plus improvements on such property) and (ii) the Debt secured by such Lien at such time is not increased to an amount in excess of the original principal amount of the Debt secured by such Lien; and

               (xiii) Liens on the assets of any B-2 Borrower or B-3 Borrower or cash collateral to secure any obligation set forth in Section 5.02(b)(iv).


          (b) Debt. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Debt other than:

               (i)  in the case of the Borrowers,

                    (A)  Debt of Uniroyal in respect of the Seoul
               Guaranty, provided that the U.S. dollar equivalent of the amount of such Debt shall not exceed
               U.S.$5,000,000,

                    (B)  Debt in respect of Interest Rate Swap
               Agreements designed to hedge against fluctuations in interest rates incurred in the ordinary course of business and consistent with prudent business practice in an aggregate notional amount not to exceed $400,000,000 at any time outstanding,

                    (C)  Debt in respect of Foreign Exchange
               Agreements designed to hedge against fluctuations in foreign exchange rates incurred in the ordinary course of business and consistent with prudent business practice in an aggregate notional amount not to exceed $100,000,000 at any time outstanding, and

                    (D)  Debt owed to Crompton Corp. or to a
               wholly owned Subsidiary of Crompton Corp, provided that, solely with respect to any Crompton A Borrower, Uniroyal, any Guarantor and Uniroyal Chemical Ltd., such Debt (x) shall, to the extent not prohibited by the terms of the Uniroyal Indentures then in effect, constitute Pledged Debt (as defined in the Security Agreement) other than any such Debt owing to any Minor Subsidiary and
               (y) shall, to the extent not prohibited by the terms of the Uniroyal Indentures then in effect, be evidenced by promissory notes in form and substance satisfactory to the Agent and such promissory notes shall be pledged as security for the Obligations under the Loan Documents of the holder thereof and delivered to the Agent pursuant to the terms of the Security Agreement,

               (ii)   in the case of any of such Borrower's
          Subsidiaries (other than any Minor Subsidiary), Debt owed to any Borrower or to a wholly owned Subsidiary of any Borrower, provided that, solely with respect to any Crompton A Borrower, Uniroyal, any Guarantor and Uniroyal Chemical Ltd., such Debt (A) shall, to the extent not prohibited by the terms of the Uniroyal Indentures then in effect, constitute Pledged Debt (as defined in the Security Agreement) other than any such Debt owing to any Minor Subsidiary and (B) shall, to the extent not prohibited by the terms of the Uniroyal Indentures then in effect, be evidenced by promissory notes in form and substance satisfactory to the Agent and such promissory notes shall be pledged as security for the Obligations under the Loan Documents of the holder thereof and delivered to the Agent pursuant to the terms of the Security Agreement,

               (iii)  in the case of the Borrowers and their
           respective Subsidiaries (other than any Minor
           Subsidiary except as provided below),

                      (A)  Debt under the Loan Documents,

                      (B)  Debt secured by Liens permitted by
               Section 5.02(a)(iv) not to exceed in the aggregate, together with Debt referred to in clause (C) below, $100,000,000 at any time outstanding,

                      (C)  (i) Capitalized Leases not to exceed
               in the aggregate, together with Debt referred to in clause (B) above, $100,000,000 at any time outstanding and (ii) in the case of Capitalized Leases to which any Subsidiary of any Borrower is a party, Debt of such Borrower of the type described in clause (i) of the definition of "Debt" guaranteeing the Obligations of such Subsidiary under such Capitalized Leases,

                      (D)  the Surviving Debt listed on Part I of
               Schedule 3.01(d) hereto, and any Debt extending the maturity of, or refunding or refinancing, in whole or in part, any Surviving Debt, provided that the terms of any such extending, refunding or refinancing Debt, and of any agreement entered into and of any instrument issued in connection therewith, are otherwise permitted by the Loan Documents; provided further that the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such extending, refunding or refinancing Debt, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lender Parties than the terms of any agreement or instrument governing the Surviving Debt being extended, refunded or refinanced and the interest rate applicable to any such extending, refunding or refinancing Debt does not exceed the then market interest rate for companies having a credit standing similar to that of Crompton Corp. at such time, provided still further that the principal amount of such Surviving Debt shall not be increased above the principal amount thereof outstanding immediately prior to such extension, refunding or refinancing plus the amount of any redemption premium stipulated in the indenture relating to such Surviving Debt or other reasonable premium paid in connection with any redemption of, or tender offer or exchange offer for, or open market purchase of, such Surviving Debt, and the direct and contingent obligors therefor shall not be changed, as a result of or in connection with such extension, refunding or refinancing, provided still further that any Debt refinancing the Surviving Debt with respect to the Receivables Securitization listed on Part I of
               Schedule 3.01(d) may be incurred up to 6 months after the termination of such Receivables Securitization,

                      (E)  Debt of any Person that becomes a
               Subsidiary of any Borrower after the Existing Credit Agreement Effective Date in accordance with the terms of Section 5.02(f) which Debt is existing at the time such Person becomes a Subsidiary of such Borrower (other than Debt incurred solely in contemplation of such Person becoming a Subsidiary of such Borrower),

                      (F)  Debt owing to the Daylight Overdraft
               Bank in respect of any daylight overdraft facility or in connection with any automated clearing house transfers of funds in an aggregate amount outstanding at any time not to exceed $10,000,000 in the case of the Crompton A Borrowers and $10,000,000 in the case of Uniroyal,

                      (G)  (i) Debt of any Foreign Subsidiary
               including any B-2 Borrower, any B-3 Borrower or any of their respective Subsidiaries incurred for business purposes, provided that the aggregate Debt described in this clause (G) for all such Persons at any one time outstanding shall not exceed the sum of (A) 60% of the book value of Inventory of Foreign Subsidiaries plus (B) 90% of the book value of Receivables of Foreign Subsidiaries plus (C) $100,000,000 and (ii) Debt of any Borrower of the type described in clause
               (i) of the definition of "Debt" guaranteeing up to 40% of the Obligations of Foreign Subsidiaries outstanding under clause (i) above,

                      (H)  Debt of Foreign Subsidiaries relating
               to sales of accounts receivable pursuant to
               Section 5.02(e)(v),

                      (I)  Debt, if any, of Crompton Corp. and
               its Subsidiaries (other than Uniroyal Corp. and its Subsidiaries and the Minor Subsidiaries), incurred in connection with a Receivables Securitization,

                      (J)  short term, unsecured Debt in an
               aggregate amount not to exceed $75,000,000 at any time outstanding, provided, however, that the aggregate amount of Debt issued or incurred pursuant to this clause (J) and clause (K) shall not exceed in the aggregate $125,000,000 at any time outstanding,

                      (K)   other Debt in an aggregate amount not
               to exceed $75,000,000 at any time outstanding, provided, however, that the aggregate amount of Debt issued or incurred pursuant to clause (J) and this clause (K) shall not exceed in the aggregate $125,000,000 at any time outstanding,

                      (L)  endorsement of negotiable instruments
               for deposit or collection or similar transactions in the ordinary course of business,

                      (M)   unsecured Debt of Naugatuck in an
               aggregate amount not to exceed $1,000,000 at any time outstanding,

                      (N)   intercompany Debt owing to Crompton &
               Knowles I.P.R. Corporation in an amount not to exceed $33,000,000 at any time outstanding, and

                      (O)   guaranties of Debt set forth in
               Section 5.02(b)(iv), and

               (iv) in the case of the B-2 Borrowers and B-3 Borrowers, Debt in an amount not to exceed $30,000,000 in respect of letters of credit; provided, that the sum of (A) the aggregate amount of such Debt outstanding at any time and (B) the aggregate amount of the Letter of Credit B-2 Commitments in effect at any time shall not exceed $30,000,000.

              (c) Lease Obligations. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any obligations as lessee for the rental or hire of real or personal property of any kind under leases or agreements to lease (including Capitalized Leases) having an original term of one year or more that would cause the direct and contingent liabilities of Crompton Corp. and its Subsidiaries, on a Consolidated basis, in respect of all such obligations to exceed $50,000,000 payable in any period of 12 consecutive months; provided, however, that no Minor Subsidiary (other than Naugatuck) shall create, incur, assume or suffer to exist any obligations as lessee for the rental or hire of real or personal property of any kind under leases or agreements to lease (including Capitalized Leases).

          (d) Mergers, Etc. Merge into or consolidate with any Person or permit any Person to merge into it, or permit any of its Subsidiaries to do so, except that (i) the Borrowers and their Subsidiaries may consummate the Merger,
     (ii) Uniroyal Corp. may merge into or consolidate with Crompton Corp., (iii) any Foreign Subsidiary may merge into or consolidate with any other Foreign Subsidiary; (iv) any Foreign Subsidiary may merge into or consolidate with any Domestic Subsidiary, provided that such Domestic Subsidiary shall survive such merger, (v) any Domestic Subsidiary of Crompton Corp. (other than the Borrowers and Uniroyal Corp. and its Subsidiaries) may merge into or consolidate with any other Domestic Subsidiary of Crompton Corp. (other than the Borrowers and Uniroyal Corp. and its Subsidiaries) so long as if any Loan Party is party to such merger or consolidation, such Loan Party shall survive such merger or consolidation, (vi) any Domestic Subsidiary of Uniroyal Corp. may merge into or consolidate with any other Domestic Subsidiary of Uniroyal Corp. so long as if any Loan Party is party to such merger or consolidation, such Loan Party shall survive such merger or consolidation, (vii) after the Collateral Release Date, any Subsidiary of Crompton Corp. (other than the other Borrowers) may merge into or consolidate with any Borrower or any other Subsidiary of Crompton Corp. so long as if any Borrower is party to such merger or consolidation, such Borrower shall survive such merger or consolidation, (viii) in connection with any acquisition permitted under Section 5.02(f), any Subsidiary of Crompton Corp. may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided that the Person surviving such merger shall be a wholly owned Subsidiary of Crompton Corp. and (ix) in connection with any sale or other disposition permitted under Section 5.02(e) (other than clause (ii) thereof), any Subsidiary of Crompton Corp. may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided, however, that in each case, immediately after giving effect thereto, no event shall occur and be continuing that constitutes a Default and, in the case of any such merger to which Crompton Corp. is a party, Crompton Corp. is the surviving corporation.

          (e) Sales, Etc. of Assets. Sell, lease, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire any assets other than Inventory to be sold in the ordinary course of its business, except:

               (i) sales of Inventory in the ordinary course of its business,

               (ii)  in a transaction authorized by Section
          5.02(d) (other than clause (ix) thereof),

               (iii) sales of assets and for fair value in an aggregate amount not to exceed $50,000,000 in any Fiscal Year,

               (iv) the sale or other disposition of damaged, worn out or obsolete property that is no longer necessary for the proper conduct of the business of Crompton Corp. and its Subsidiaries in the ordinary course of business,

               (v) sales of accounts receivable of Foreign Subsidiaries on a basis which is non-recourse to Crompton Corp. and its Subsidiaries (other than any Minor Subsidiary) (which accounts receivable shall at no time exceed 25% of the aggregate accounts receivable of Crompton Corp. and its Consolidated Subsidiaries),

               (vi) sales of assets after the Existing Credit Agreement Effective Date having an aggregate fair market value of not more than the greater of (A) $100,000,000 and (B) an amount equal to 5% of Consolidated sales of Crompton Corp. and its Subsidiaries since the Existing Credit Agreement Effective Date, provided that the Net Cash Proceeds of such asset sales are applied to purchase substantially similar assets (whether by means of an acquisition of stock or assets or otherwise) constituting Investments permitted under Section 5.02(f) or Capital Expenditures permitted under Section 5.02(n) or to prepay permanently Debt of Crompton Corp. or any of its Subsidiaries,

               (vii) sales of accounts receivable of Crompton Corp. and its Subsidiaries (other than Uniroyal Corp. and its Subsidiaries and the Minor Subsidiaries) in connection with agreements for limited recourse or non-recourse sales by Crompton Corp. or any of its Subsidiaries (other than Uniroyal Corp. and its Subsidiaries and the Minor Subsidiaries) for cash, provided that (A) any such agreement is of a type and on terms customary for comparable transactions in the good faith judgment of the Board of Directors of Crompton Corp., (B) such agreement does not create any interest in any asset other than accounts receivable (and property securing or otherwise supporting accounts receivable) and proceeds of the foregoing and (C) the Net Cash Proceeds thereof in excess of $25,000,000 shall be applied to the permanent reduction of the Facilities in accordance with Section 2.05(b)(iii) (a "Receivables Securitization"),

               (viii) the sale of assets listed in a letter dated the Existing Credit Agreement Effective Date from Crompton Corp. addressed and delivered to the Lender Parties on or prior to the Existing Credit Agreement Effective Date, and

               (ix) the transfer of assets among Loan Parties to the extent permitted under Section 5.02(f)(vii).

          (f) Investments in Other Persons. Make or hold, or permit any of its Subsidiaries to make or hold, any Investment in any Person other than:

               (i) equity Investments by the Borrowers and their Subsidiaries in their Subsidiaries outstanding on the Existing Credit Agreement Effective Date and additional equity investments in wholly owned Subsidiaries (other than any Minor Subsidiary), which Subsidiaries were in existence on the Existing Credit Agreement Effective Date;

               (ii)  loans and advances to employees in the
          ordinary course of the business of the Borrowers and their Subsidiaries (other than any Minor Subsidiary) as presently conducted in an aggregate principal amount not to exceed $5,000,000 at any time outstanding;
               (iii) Investments by the Borrowers and their Subsidiaries in Cash Equivalents;

               (iv)   Investments by the Borrowers in Hedge
          Agreements permitted under Sections 5.02(b)(i)(B) and
          (C);

               (v) Investments consisting of intercompany Debt permitted under Section 5.02(b)(i)(D) or (ii);

               (vi)   Investments existing on the Existing Credit
          Agreement Effective Date and described on Part I of
          Schedule 5.02(f) hereto;

               (vii) Investments consisting of the contribution of assets of (A) any Loan Party to any other Loan Party in an aggregate amount not to exceed $50,000,000 in any Fiscal Year or $100,000,000 in the aggregate after the Existing Credit Agreement Effective Date, (B) any Domestic Subsidiary to any Foreign Subsidiary in an aggregate amount not to exceed $25,000,000 in any Fiscal Year or $50,000,000 in the aggregate after the Existing Credit Agreement Effective Date, (C) any Foreign Subsidiary to any other Foreign Subsidiary, (D) any Foreign Subsidiary to any Domestic Subsidiary (other than any Minor Subsidiary) and (E) Uniroyal to Uniroyal Chemical Leasing Company, Inc. in an amount not to exceed $100,000,000 in the aggregate after the Existing Credit Agreement Effective Date;

               (viii) Investments by Crompton Corp. and its
          Subsidiaries in (A) the joint ventures listed on Part II of Schedule 5.02(f) and other joint ventures and non-wholly owned Subsidiaries in an aggregate amount invested (including, without limitation, assumption of debt, noncompetition arrangements, "earn-outs" and other deferred payment arrangements) not to exceed $50,000,000 and (B) Monochem, Inc. and Rubicon, Inc.; provided that with respect to Investments made under this clause (viii): (1) immediately before and after giving effect thereto, no Default shall have occurred and be continuing or would result therefrom; (2) any business acquired or invested in pursuant to this clause (viii) shall be in the same general line of business or substantially related lines of business as the business of Crompton Corp. or such Subsidiary; and (3) immediately after giving effect to the acquisition of a company or business pursuant to this clause (viii), Crompton Corp. shall be in pro forma compliance with the covenants contained in Section 5.04, calculated based on the relevant Financial Statements, as though such acquisition had occurred at the beginning of the 12-month period covered thereby, as evidenced by a certificate of the chief financial officer or treasurer of Crompton Corp. furnished to the Lender Parties, demonstrating such compliance;

               (ix) other Investments (other than Investments in Minor Subsidiaries) in an aggregate amount invested not to exceed the sum of (A) an amount equal to the aggregate Net Cash Proceeds of any equity issued by Crompton Corp. after the Existing Credit Agreement Effective Date and (B) in any Fiscal Year, an amount equal to Available Cash Flow for such Fiscal Year; provided that with respect to Investments made under this clause (ix): (1) any newly acquired or created Subsidiary of any Borrower or any of its Subsidiaries shall be a wholly owned Subsidiary thereof; (2) immediately before and after giving effect thereto, no Default shall have occurred and be continuing or would result therefrom; (3) any business acquired or invested in pursuant to this clause (ix) shall be in the same general line of business or substantially related lines of business as the business of such Borrower or any of its Subsidiaries; and (4) immediately after giving effect to the acquisition of a company or business pursuant to this clause (ix), Crompton Corp. shall be in pro forma compliance with the covenants contained in
          Section 5.04, calculated based on the relevant Financial Statements, as though such acquisition had occurred at the beginning of the 12-month period covered thereby, as evidenced by a certificate of the chief financial officer or treasurer of Crompton Corp. furnished to the Lender Parties, demonstrating such compliance; and

               (x) additional equity Investments in Naugatuck and intercompany Debt incurred by Naugatuck not to exceed $5,000,000 in the aggregate from the Existing
          Credit Agreement Effective Date.

          (g) Dividends, Etc. Declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its capital stock or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, return any capital to its stockholders as such, make any distribution of assets, capital stock, warrants, rights, options, obligations or securities to its stockholders as such or issue or sell any capital stock or any warrants, rights or options to acquire such capital stock, or permit any of its Subsidiaries to do any of the foregoing or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of any Borrower or any warrants, rights or options to acquire such capital stock or to issue or sell any capital stock or any warrants, rights or options to acquire such capital stock, except that, so long as no Default shall have occurred and be continuing at the time of any action described in clauses (i) and (ii) below or would result therefrom, (i) Crompton Corp. may (A) declare and pay dividends and distributions payable only in common stock of Crompton Corp., (B) issue and sell shares of its capital stock, (C) purchase, redeem, retire, defease or otherwise acquire shares of its capital stock with the proceeds received from the issue of new shares of its capital stock with equal or inferior voting powers, designations, preferences and rights and (D) declare and pay cash dividends to its stockholders and purchase, redeem, retire or otherwise acquire shares of its own outstanding capital stock for cash in an amount not to exceed in the Fiscal Year ending on or about December 31, 1996, $15,000,000, and in any Fiscal Year thereafter the greater of (I) $15,000,000 and (II) 50% of Consolidated net income of Crompton Corp. and its Subsidiaries for the immediately preceding Fiscal Year computed in accordance with GAAP, and (ii) any Subsidiary of Crompton Corp. may (A) declare and pay cash dividends to any Borrower (including, without limitation, the declaration and payment of cash dividends by Uniroyal to Uniroyal Corp.) and (B) declare and pay cash dividends to any other wholly owned Subsidiary of any Borrower of which it is a Subsidiary.

          (h) Change in Nature of Business. Make, or permit any of its Subsidiaries to make, any material change in the nature of its business as carried on at the Existing Credit
     Agreement Effective Date.

          (i) Charter Amendments. Amend, or permit any of its Subsidiaries to amend, its certificate of incorporation or bylaws in any material respect.

          (j) Accounting Changes. Make or permit, or permit any of its Subsidiaries to make or permit, any change in (i) accounting policies or reporting practices, except as required or permitted by generally accepted accounting principles or (ii) Fiscal Year, except in each case, as necessary to make such Fiscal Year the same with respect to Uniroyal Corp. and Crompton Corp.

          (k) Amendment, Etc. of Related Documents. Cancel or terminate any Related Document or consent to or accept any cancellation or termination thereof, amend, modify or change in any manner any term or condition of any Related Document or give any consent, waiver or approval thereunder, waive any default under or any breach of any term or condition of any Related Document, agree in any manner to any other amendment, modification or change of any term or condition of any Related Document or take any other action in connection with any Related Document, in each case that would impair in any material respect the value of the interest or rights of any Borrower thereunder or that would impair the rights or interests of the Agent or any Lender Party, or permit any of its Subsidiaries to do any of the foregoing.

           (l) Negative Pledge. Enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets other than (i) in favor of the Secured Parties, (ii) in connection with any Surviving Debt, any Debt extending the maturity of, or refunding or refinancing, in whole or in part, any Surviving Debt in accordance with
     Section 5.02(b)(iii)(D) (to the extent the agreement or instrument evidencing such Surviving Debt contained such a provision or agreement) and any Debt outstanding on the date such Subsidiary first becomes a Subsidiary (so long as such agreement was not entered into solely in contemplation of such Subsidiary becoming a Subsidiary) or (iii) in connection with any lease permitted under Section 5.02(c) solely to the extent that such lease prohibits a Lien on the lease or the property subject to such lease.

          (m) Partnerships, Etc. Become a general partner in any general or limited partnership or joint venture, or permit any of its Subsidiaries to do so, other than any Subsidiary the sole assets of which consist of its interest in such partnership or joint venture.

          (n) Capital Expenditures. Make, or permit any of its Subsidiaries to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by Crompton Corp. and its Subsidiaries in any period set forth below to exceed the amount set forth below for such period.

            Fiscal Year Ending On or About             Amount

            December 31, 1996                       $100,000,000
            December 31, 1997                       $100,000,000
            December 31, 1998                       $110,000,000
            December 31, 1999                       $110,000,000
            December 31, 2000                       $110,000,000
            December 31, 2001
                   and thereafter                   $110,000,000

     plus, for each Fiscal Year set forth above, an amount equal to (i) the excess, if any, of the amount set opposite the immediately preceding Fiscal Year over the aggregate amount of such Capital Expenditures actually made during such Fiscal Year (other than pursuant to clause (ii) below), provided that any Capital Expenditures made in any Fiscal Year shall be applied first against any amount permitted to be carried over from the immediately preceding Fiscal Year and (ii) the amount of any Net Cash Proceeds received with respect to the sale, lease, transfer or other disposition of assets pursuant to Section 5.02(e)(vi), solely to the extent such Net Cash Proceeds are not used to make Investments permitted under Section 5.02(f) or to prepay permanently Debt of Crompton Corp. or any of its Subsidiaries, provided that such amount of Net Cash Proceeds shall not be carried over to any subsequent Fiscal Year pursuant to clause (i) above.

          (o) Minor Subsidiaries. Permit any Minor Subsidiary (other than Naugatuck Treatment Company) to enter into or conduct any business or engage in any activity (including, without limitation, any action or transaction that is required or restricted with respect to any Borrower and its Subsidiaries under Section 5.01 and this Section 5.02).

          SECTION 5.03.  Reporting Requirements.  So long as any
Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, Crompton Corp. will furnish to the Agent and the Lender Parties:

          (a) Default Notice. As soon as possible and in any event within five days after any Responsible Officer of any Borrower becomes aware of the occurrence of each Default or any event, development or occurrence reasonably likely to have a Material Adverse Effect continuing on the date of such statement, a statement of the chief financial officer, treasurer or chief accounting officer of such Borrower setting forth details of such Default and the action that such Borrower has taken and proposes to take with respect thereto.

          (b) Quarterly Financials. As soon as available and in any event within 50 days after the end of each of the first three quarters of each Fiscal Year, Consolidated and, to the extent otherwise available, consolidating balance sheets of Crompton Corp. and its Subsidiaries and Consolidated balance sheets of Uniroyal Corp. and its Subsidiaries, in each case, as of the end of such quarter and Consolidated and, to the extent otherwise available, consolidating statements of income and a Consolidated statement of cash flows of Crompton Corp. and its Subsidiaries and Consolidated statements of income and of cash flows of Uniroyal Corp. and its Subsidiaries, in each case, for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter and Consolidated and, to the extent otherwise available, consolidating statements of income and a Consolidated statement of cash flows of Crompton Corp. and its Subsidiaries and Consolidated statements of income and of cash flows of Uniroyal Corp. and its Subsidiaries, in each case, for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding Fiscal Year, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer or treasurer of such Borrower as having been prepared in accordance with GAAP, together with
     (i) a certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that such Borrower has taken and proposes to take with respect thereto and (ii) a schedule in form satisfactory to the Agent of the computations used by Crompton Corp. in determining compliance with the covenants contained in Sections 5.04(a) and (b), provided that in the event of any change in GAAP used in the preparation of such financial statements, Crompton Corp. shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP.

          (c) Annual Financials. As soon as available and in any event within 95 days after the end of each Fiscal Year, a copy of the annual report for such year for Crompton Corp. and its Subsidiaries, including therein a Consolidated balance sheet of Crompton Corp. and its Subsidiaries as of the end of such Fiscal Year and a Consolidated statement of income and a Consolidated statement of cash flows of Crompton Corp. and its Subsidiaries for such Fiscal Year, in each case accompanied by an opinion acceptable to the Required Lenders of KPMG Peat Marwick LLP or other independent public accountants of recognized standing acceptable to the Required Lenders, and a Consolidated and, to the extent otherwise available, consolidating balance sheets of Crompton Corp. and Uniroyal Corp. and their respective Subsidiaries as of the end of such Fiscal Year and Consolidated and, to the extent otherwise available, consolidating statements of income and a Consolidated statement of cash flows of Crompton Corp. and Uniroyal Corp. and their respective Subsidiaries for such Fiscal Year, all in reasonable detail and duly certified by the chief financial officer or treasurer of such Borrower as having been prepared in accordance with GAAP, together with (i) a certificate of such accounting firm to the Lender Parties stating that in the course of the regular audit of the business of Crompton Corp. and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof, (ii) a schedule in form satisfactory to the Agent of the computations used by such accountants in determining, as of the end of such Fiscal Year, compliance with the covenants contained in Sections 5.04(a) and (b), provided that in the event of any change in GAAP used in the preparation of such financial statements, Crompton Corp. shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP and (iii) a certificate of the chief financial officer or treasurer of each Borrower stating that no Default has occurred and is continuing or, if a default has occurred and is continuing, a statement as to the nature thereof and the action that such Borrower has taken and proposes to take with respect thereto.

          (d) Annual Forecasts. As soon as available and in any event no later than 30 days after the end of each Fiscal Year, forecasts prepared by management of Crompton Corp. and Uniroyal Corp., in form satisfactory to the Agent, of balance sheets, income statements and cash flow statements for Crompton Corp. and its Subsidiaries, Uniroyal Corp. and its Subsidiaries and Crompton Corp. and its Subsidiaries (other than Uniroyal Corp. and its Subsidiaries) on an annual basis for the Fiscal Year following such Fiscal Year then ended and for each Fiscal Year thereafter until the Termination Date.

          (e) Annual Budget. As soon as available and in any event within 30 days after the end of each Fiscal Year, an annual budget for Crompton Corp. and its Subsidiaries, Uniroyal Corp. and its Subsidiaries and Crompton Corp. and its Subsidiaries (other than Uniroyal Corp. and its Subsidiaries), prepared by management of Crompton Corp. and Uniroyal Corp. consisting of balance sheets, income statements and cash flow statements on a quarterly basis for the Fiscal Year following such Fiscal Year then ended in form and substance satisfactory to the Agent.

          (f) ERISA Events and ERISA Reports. (i) Promptly and in any event within 15 days after any Loan Party or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, a statement of the chief financial officer or treasurer of Crompton Corp. describing such ERISA Event and the action, if any, that such Loan Party or such ERISA Affiliate has taken and proposes to take with respect thereto and (ii) promptly and in any event within two days after the date any records, documents or other information must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA, a copy of such records, documents and information.

          (g) Plan Terminations. Promptly and in any event within three Business Days after receipt thereof by any Loan Party or any ERISA Affiliate, copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan.

          (h) Plan Annual Reports. Promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Plan.

          (i) Multiemployer Plan Notices. Promptly and in any event within five Business Days after receipt thereof by any Loan Party or any ERISA Affiliate from the sponsor of a Multiemployer Plan, copies of each notice concerning (i) the imposition of Withdrawal Liability by any such Multiemployer Plan, (ii) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or (iii) the amount of liability incurred, or that may be incurred, by such Loan Party or any ERISA Affiliate in connection with any event described in clause (i) or (ii).

          (j) Litigation. Promptly after the commencement thereof, notice of all actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Loan Party or any of its Subsidiaries of the type described in
     Section 4.02(c), and promptly after the occurrence thereof, notice of any adverse change in the status or the financial effect on any Loan Party or any of its Subsidiaries of the Disclosed Litigation from that described on
     Schedule 3.01(f).

          (k) Securities Reports. Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that any Loan Party or any of its Subsidiaries sends to its outside stockholders, and copies of all regular, periodic and special reports, and all registration statements, that any Loan Party or any of its Subsidiaries files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange.

          (l) Creditor Reports. Promptly after the furnishing thereof, copies of any statement or report furnished to any other holder of the securities of any Loan Party or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lender Parties pursuant to any other clause of this Section 5.03.

          (m) Agreement Notices. Promptly upon receipt thereof, copies of all notices of any default or breach and all other material requests and other documents received by any Loan Party or any of its Subsidiaries under or pursuant to any Related Document or indenture, loan or credit or similar agreement and, from time to time upon request by the Agent, such information and reports regarding the Related Documents as the Agent may reasonably request.

          (n) Revenue Agent Reports. Within 10 days after receipt, copies of all Revenue Agent Reports (Internal Revenue Service Form 886), or other written proposals of the Internal Revenue Service, that propose, determine or otherwise set forth positive adjustments to the Federal income tax liability of the affiliated group (within the meaning of Section 1504(a)(1) of the Internal Revenue Code) of which Crompton Corp. is a member aggregating $3,000,000 or more.

          (o) Environmental Conditions. Promptly after the assertion or occurrence thereof, notice of any Environmental Action against or of any noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that could reasonably be expected to have a Material Adverse Effect.

          (p) Other Information. Such other information respecting the business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan
     Party or any of its Subsidiaries as any Lender Party
     (through the Agent) may from time to time reasonably request.

          SECTION 5.04.  Financial Covenants.  So long as any
Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, Crompton Corp. will:

          (a) Leverage Ratio. Maintain at the end of each fiscal quarter of Crompton Corp. a Total Debt/EBITDA Ratio of not more than the amount set forth below for each Rolling
     Period set forth below:

          Rolling Period Ending On or About        Ratio

             December 31, 1996                    4.00:1.0

             March 31, 1997                       4.00:1.0
             June 30, 1997                        4.00:1.0
             September 30, 1997                   3.75:1.0
             December 31, 1997                    3.75:1.0

             March 31, 1998                       3.75:1.0
             June 30, 1998                        3.50:1.0
             September 30, 1998                   3.50:1.0
             December 31, 1998                    3.50:1.0

             March 31, 1999                       3.25:1.0
             June 30, 1999                        3.00:1.0
             September 30, 1999                   3.00:1.0
             December 31, 1999                    3.00:1.0

             March 31, 2000                       3.00:1.0
             June 30, 2000                        3.00:1.0
             September 30, 2000                   3.00:1.0
             December 31, 2000                    3.00:1.0

             March 31, 2001                       3.00:1.0
             June 30, 2001
                  and thereafter                  3.00:1.0

          (b) Interest Coverage Ratio. Maintain at the end of each fiscal quarter of Crompton Corp. an Interest Coverage
     Ratio of not less than the amount set forth below for each Rolling Period set forth below:


               Rolling Period Ending On or About       Ratio

               December 31, 1996                     2.50:1.0

               March 31, 1997                        2.50:1.0
               June 30, 1997                         2.50:1.0
               September 30, 1997                    2.75:1.0
               December 31, 1997                     2.75:1.0
               March 31, 1998                        2.75:1.0
               June 30, 1998                         2.75:1.0
               September 30, 1998                    2.75:1.0
               December 31, 1998                     3.00:1.0

               March 31, 1999                        3.00:1.0
               June 30, 1999                         3.00:1.0
               September 30, 1999                    3.25:1.0
               December 31, 1999                     3.25:1.0

               March 31, 2000                        3.50:1.0
               June 30, 2000                         3.50:1.0
               September 30, 2000                    3.50:1.0
               December 31, 2000                     3.50:1.0

               March 31, 2001                        3.50:1.0
               June 30, 2001
                    and thereafter                   3.50:1.0

                           ARTICLE VI

                        EVENTS OF DEFAULT

          SECTION 6.01.  Events of Default.  If any of the
following events ("Events of Default") shall occur and be continuing:

          (a) (i) any Borrower shall fail to pay any principal of any Advance when the same shall become due and payable or
     (ii) any Borrower shall fail to pay any interest on any Advance, or any Loan Party shall fail to make any other payment under any Loan Document, in each case under this clause (ii) within five days after the same becomes due and payable; or

          (b) any representation or warranty made by any Loan Party (including, without limitation, any Designated Subsidiary and any Designated Italian Subsidiary) or any of its officers under or in connection with any Loan Document, or by any Designated Subsidiary or any Designated Italian Subsidiary in the Designation Letter pursuant to which such Designated Subsidiary or Designated Italian Subsidiary became a Borrower hereunder, shall prove to have been incorrect in any material respect when made; or

          (c) any Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 2.15, 5.01(d), (e), (k) or (l), 5.02, 5.03(a) or 5.04; or

          (d) any Loan Party shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 15 days after the earlier of the date on which (A) a Responsible Officer becomes aware of such failure or (B) written notice thereof shall have been given to Crompton Corp. by the Agent or any Lender Party; or

          (e) any Loan Party or any of its Subsidiaries shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Debt that is outstanding in a principal or notional amount of at least $10,000,000 either individually or in the aggregate (but excluding Debt outstanding hereunder) of such Loan Party or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder thereof to cause, such Debt to mature; or any such Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

          (f) any Loan Party or any of its Material Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party or any of its Material Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Loan Party or any of its Material Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

          (g) any judgment or order for the payment of money in excess of $10,000,000 shall be rendered against any Loan Party or any of its Material Subsidiaries and either
     (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not be an Event of Default under this Section 6.01(g) if and to the extent that the amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering payment thereof so long as such insurer, which shall be rated at least "A" by A.M. Best Company, has been notified of, and has not disputed the claim made for payment of, the amount of such judgment or order; or

          (h) any non-monetary judgment or order shall be rendered against any Loan Party or any of its Material Subsidiaries that is reasonably likely to have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (i) any provision of any Loan Document after delivery thereof pursuant to Section 3.01 or 5.01(k) shall for any reason cease to be valid and binding on or enforceable against any Loan Party party to it, or any such Loan Party shall so state in writing; or

          (j) any Collateral Document after delivery thereof pursuant to Section 3.01 or 5.01(k) shall for any reason (other than pursuant to the terms thereof or as a result of action taken or failure to take action by the Agent or any Lender Party) cease to create a valid and perfected first priority lien on and security interest in the Collateral purported to be covered thereby; or

          (k) (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of Voting Stock of Crompton Corp. (or other securities convertible into such Voting Stock) representing 20% or more of the combined voting power of all Voting Stock of Crompton Corp.; or (ii) during any period of up to 24 consecutive months, commencing before or after the date of this Agreement, individuals who at the beginning of such 24-month period were directors of Crompton Corp. shall cease for any reason to constitute a majority of the board of directors of Crompton Corp. (except to the extent that individuals who at the beginning of such 24-month period were replaced by individuals (x) elected by 66-2/3% of the remaining members of the board of directors of Crompton Corp. or (y) nominated for election by a majority of the remaining members of the board of directors of Crompton Corp. and thereafter elected as directors by the shareholders of Crompton Corp.); or (iii) Crompton Corp. shall at any time for any reason cease to be the record and beneficial owner of 100% of the capital stock of the other Borrowers; or

          (l) (i) any ERISA Event shall have occurred with respect to a Plan; (ii) the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist exceeds $10,000,000; and (iii) such ERISA Events (considered in the aggregate) are reasonably likely to result in obligations on the part of the Loan Parties to make payments in the aggregate in excess of $10,000,000 in any given calendar year; or

          (m) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Loan Parties and the ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), requires payments exceeding $10,000,000 in any given calendar year; or

          (n) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Loan Parties and the ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $10,000,000;

then, and in any such event, the Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrowers, declare the Commitment of each Lender Party and the obligation of each Appropriate Lender to make Advances (other than Letter of Credit Advances by an Issuing Bank or a Working Capital Lender pursuant to Section 2.03(c) and Swing Line Advances by a Working Capital Lender pursuant to Section 2.02(b)) and of each Issuing Bank to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and
(ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrowers, declare the Notes, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Borrower; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to any Loan Party or any of its Subsidiaries under the Federal Bankruptcy Code, (x) the Commitment of each Lender Party and the obligation of each Lender to make Advances (other than Letter of Credit Advances by an Issuing Bank or a Working Capital Lender pursuant to Section 2.03(c) and Swing Line Advances by a Working Capital Lender pursuant to Section 2.02(b)) and of each Issuing Bank to issue Letters of Credit shall automatically be terminated and (y) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by each Borrower.

          SECTION 6.02. Actions in Respect of the Letters of Credit upon Default. If any Event of Default shall have occurred and be continuing, the Agent shall at the request, or may with the consent, of the Required Lenders, irrespective of whether it is taking any of the actions described in Section 6.01 or otherwise, make demand upon the Borrowers to, and forthwith upon such demand the Borrowers jointly and severally agree to, pay to the Agent on behalf of the Lender Parties in same day funds at the Agent's office designated in such demand, for deposit in the relevant L/C Cash Collateral Account, an amount equal to the aggregate Available Amount of all Letters of Credit then outstanding; provided that, notwithstanding anything herein to the contrary and pursuant to Section 8.18, each B-2 Borrower and B-3 Borrower shall only be responsible for such B-2 Borrower's or B-3 Borrower's Borrower's Share of such amount. If at any time the Agent determines that any funds held in such L/C Cash Collateral Account are subject to any right or claim of any Person other than the Agent and the Lender Parties or that the total amount of such funds is less than the aggregate Available Amount of all Letters of Credit, the Borrowers jointly and severally agree to, forthwith upon demand by the Agent, pay to the Agent, as additional funds to be deposited and held in such L/C Cash Collateral Account, an amount equal to the excess of
(a) such aggregate Available Amount over (b) the total amount of funds, if any, then held in such L/C Cash Collateral Account that the Agent determines to be free and clear of any such right and claim; provided that, notwithstanding anything herein to the contrary and pursuant to Section 8.18, each B-2 Borrower and each B-3 Borrower shall only be responsible for such B-2 Borrower's or such B-3 Borrower's Borrower's Share of such amount.

          SECTION 6.03. Actions in Respect of Working Capital B-1 Commitments Reserved Pursuant to Section 2.01(i). If, at
any time and from time to time, any Working Capital B-1 Commitments are reserved pursuant to Section 2.01(i) and either
(i) an Event of Default shall have occurred and be continuing or
(ii) the Termination Date shall have occurred, then, upon the occurrence of any of the events described in clause (i) or (ii) above, Citibank may, whether in addition to the taking by the Agent of any of the actions described in Section 6.01 or 6.02 or otherwise, make demand upon Uniroyal to, and forthwith upon such demand Uniroyal will, pay to Citibank in same day funds at Citibank's office designated in such demand, for deposit in a special cash collateral account to be maintained in the name of Citibank Seoul and under the sole dominion and control of Citibank at such place as shall be designated by Citibank, an amount equal to the Seoul Guaranty Amount on the date of such demand.

                           ARTICLE VII

                            THE AGENT

          SECTION 7.01. Authorization and Action. Each Lender Party (in its capacities as a Lender, a Swing Line Bank (if applicable), an Issuing Bank (if applicable) and, on behalf of itself and its Affiliates, a potential Hedge Bank) hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lender Parties and all holders of Notes; provided, however, that the Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to this Agreement or applicable law. The Agent agrees to give to each Lender Party prompt notice of each notice given to it by any Borrower pursuant to the terms of this Agreement.

          SECTION 7.02. Agent's Reliance, Etc. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent:
(a) may treat the payee of any Note as the holder thereof until the Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in
Section 8.07; (b) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender Party and shall not be responsible to any Lender Party for any statements, warranties or representations (whether written or oral) made in or in connection with the Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Loan Document on the part of any Loan Party or to inspect the property (including the books and records) of any Loan Party; (e) shall not be responsible to any Lender Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; and
(f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy or telex) believed by it to be genuine and signed or sent by the proper party or parties.

          SECTION 7.03. Citicorp and Affiliates. With respect to its Commitments, the Advances made by it and the Notes issued to it, Citicorp shall have the same rights and powers under the Loan Documents as any other Lender Party and may exercise the same as though it were not the Agent; and the term "Lender Party" or "Lender Parties" shall, unless otherwise expressly indicated, include Citicorp in its individual capacity. Citicorp and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any of its Subsidiaries and any Person who may do business with or own securities of any Loan Party or any such Subsidiary, all as if Citicorp were not the Agent and without any duty to account therefor to the Lender Parties.

          SECTION 7.04. Lender Party Credit Decision. Each Lender Party acknowledges that it has, independently and without reliance upon the Agent or any other Lender Party and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender Party also acknowledges that it will, independently and without reliance upon the Agent or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

          SECTION 7.05. Indemnification. (a) Each Lender Party severally agrees to indemnify the Agent (to the extent not promptly reimbursed by the Borrowers) from and against such Lender Party's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Agent under the Loan Documents; provided, however, that no Lender Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender Party agrees to reimburse the Agent promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrowers under Section 8.04, to the extent that the Agent is not promptly reimbursed for such costs and expenses by the Borrowers. For purposes of this
Section 7.05(a), the Lender Parties' respective ratable shares of any amount shall be determined, at any time, according to their respective Working Capital Commitments at such time. In the event that any Defaulted Advance shall be owing by any Defaulting Lender at any time, such Lender Party's Commitment with respect to the Facility under which such Defaulted Advance was required to have been made shall be considered to be unused for purposes of this Section 7.05(a) to the extent of the amount of such Defaulted Advance. The failure of any Lender Party to reimburse the Agent promptly upon demand for its ratable share of any amount required to be paid by the Lender Party to the Agent as provided herein shall not relieve any other Lender Party of its obligation hereunder to reimburse the Agent for its ratable share of such amount, but no Lender Party shall be responsible for the failure of any other Lender Party to reimburse the Agent for such other Lender Party's ratable share of such amount.

          (b) Each Lender Party severally agrees to indemnify each Issuing Bank (to the extent not promptly reimbursed by the Borrowers) from and against such Lender Party's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Issuing Bank in any way relating to or arising out of the Loan Documents or any action taken or omitted by such Issuing Bank under the Loan Documents; provided, however, that no Lender Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Issuing Bank's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender Party agrees to reimburse such Issuing Bank promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrowers under Section 8.04, to the extent that such Issuing Bank is not promptly reimbursed for such costs and expenses by the Borrowers. For purposes of this
     Section 7.05(b), the Lender Parties' respective ratable shares of any amount shall be determined, at any time, according to their respective Working Capital Commitments at such time. In the event that any Defaulted Advance shall be owing by any Defaulting Lender at any time, such Lender Party's Commitment with respect to the Facility under which such Defaulted Advance was required to have been made shall be considered to be unused for purposes of this
     Section 7.05(b) to the extent of the amount of such Defaulted Advance. The failure of any Lender Party to reimburse such Issuing Bank promptly upon demand for its ratable share of any amount required to be paid by the Lender Parties to such Issuing Bank as provided herein shall not relieve any other Lender Party of its obligation hereunder to reimburse such Issuing Bank for its ratable share of such amount, but no Lender Party shall be responsible for the failure of any other Lender Party to reimburse such Issuing Bank for such other Lender Party's ratable share of such amount.

          (c) Without prejudice to the survival of any other agreement of any Lender Party hereunder, the agreement and obligations of each Lender Party contained in this
     Section 7.05 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.


          SECTION 7.06. Successor Agents. The Agent may resign as to any or all of the Facilities at any time by giving written notice thereof to the Lender Parties and the Borrowers and may be removed as to all of the Facilities at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent as to such of the Facilities as to which the Agent has resigned or been removed, subject, so long as no Default shall have occurred and be continuing, to the consent of Crompton Corp., such consent not to be unreasonably withheld or delayed. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lender Parties, appoint a successor Agent, subject, so long as no Default shall have occurred and be continuing, to the consent of Crompton Corp., such consent not to be unreasonably withheld or delayed, which shall be a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent as to all of the Facilities and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. Upon the acceptance of any appointment as Agent hereunder by a successor Agent as to less than all of the Facilities and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent as to such Facilities, other than with respect to funds transfers and other similar aspects of the administration of Borrowings under such Facilities, issuances of Letters of Credit (notwithstanding any resignation as Agent with respect to the Letter of Credit Facility) and payments by the Borrowers in respect of such Facilities, and the retiring Agent shall be discharged from its duties and obligations under this Agreement as to such Facilities, other than as aforesaid. After any retiring Agent's resignation or removal hereunder as Agent as to all of the Facilities, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent as to any Facilities under this Agreement.

                          ARTICLE VIII

                          MISCELLANEOUS

          SECTION 8.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Notes or any other Loan Document, nor consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed (or, in the case of the Collateral Documents, consented to) by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that
(a) no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders, do any of the following at any time: (i) waive any of the conditions specified in Section 3.01, in the case of an Initial Extension of Credit to any B-2 Borrower or B-3 Borrower, Section 3.02 or, in the case of the Initial Extension of Credit to any Designated Subsidiary or Designated Italian Subsidiary, Section 3.03, (ii) change the number of Lenders or the percentage of (x) the Commitments, (y) the aggregate unpaid principal amount of the Advances or (z) the aggregate Available Amount of outstanding Letters of Credit that, in each case, shall be required for the Lenders or any of them to take any action hereunder, (iii) reduce or limit the obligations of any Guarantor under Section 1 of the Guaranty to which it is a party or otherwise limit such Guarantor's liability with respect to the Obligations owing to the Agent and the Lender Parties,
(iv) release all or substantially all of the Collateral in any transaction or series of related transactions or permit the creation, incurrence, assumption or existence of any Lien on all or substantially all of the Collateral in any transaction or series of related transactions to secure any Obligations other than Obligations owing to the Secured Parties under the Loan Documents and other than Debt owing to any other Person, provided that, in the case of any Lien on all or substantially all of the Collateral to secure Debt owing to any other Person, (A) such Lien shall be subordinated to the Liens created under the Loan Documents on terms acceptable to the Required Lenders and (B) the Required Lenders shall otherwise permit the creation, incurrence, assumption or existence of such Lien and, to the extent not otherwise permitted under Section 5.02(b), of such Debt,
(v) amend this Section 8.01 or (vi) limit the liability of any Loan Party under any of the Loan Documents and (b) no amendment, waiver or consent shall, unless in writing and signed by the Required Lenders and each Lender that has a Commitment under any Working Capital Facility if affected by such amendment, waiver or consent, (i) increase the Commitments of such Lender or subject such Lender to any additional obligations, (ii) reduce the principal of, or interest on, the Notes held by such Lender or any fees or other amounts payable hereunder to such Lender,
(iii) postpone any date fixed for any payment or prepayment of principal of, or interest on, the Notes held by such Lender or any fees or other amounts payable hereunder to such Lender or
(iv) change the order of application of any prepayment set forth in Section 2.06 in any manner that materially affects such Lender; provided further that no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Bank or each Issuing Bank, as the case may be, in addition to the Lenders required above to take such action, affect the rights or obligations of the Swing Line Bank or of the Issuing Banks, as the case may be, under this Agreement; and provided further that no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Agent under this Agreement.

          SECTION 8.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to the Borrowers, addressed both c/o Crompton Corp. at its address at One Station Place, Metro Center, Stamford, CT 06902, Attention:
Chief Financial Officer and c/o Uniroyal Corp. at its address at World Headquarters, Benson Road, Middlebury, CT 06749,
Attention: Chief Financial Officer; if to any Initial Lender or any Initial Issuing Bank, at its Domestic Lending Office specified opposite its name on Schedule I hereto; if to any other Lender Party, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender Party; and if to the Agent, at its address at 399 Park Avenue, New York, New York 10043, Attention: Robert Kosian; or, as to the Borrowers or the Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrowers and the Agent. All such notices and communications shall (a) when mailed, be effective three Business Days after the same is deposited in the mails, (b) when mailed for next day delivery by a reputable freight company or reputable overnight courier service, be effective one Business Day thereafter, and (c) when sent by telegraph, telecopier or telex, be effective when the same is confirmed by telephone, telecopier confirmation or return telecopy or telex answerback, respectively, except that notices and communications to the Agent pursuant to Article II, III or VII shall not be effective until received by the Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof. Delivery of a notice from any Borrower pursuant to Section 5.03(a) shall be deemed, solely with respect to such Section, notice from all Borrowers.

          SECTION 8.03. No Waiver; Remedies. No failure on the part of any Lender Party or the Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 8.04. Costs and Expenses. (a) The Borrowers jointly and severally agree to pay on demand (i) all costs and expenses of the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents (including, without limitation, (A) all due diligence, collateral review, syndication, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses and (B) the reasonable fees and expenses of counsel for the Agent with respect thereto, with respect to advising the Agent as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto) and
(ii) all costs and expenses of the Agent and the Lender Parties in connection with the enforcement of the Loan Documents, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally (including, without limitation, the reasonable fees and expenses of counsel for the Agent and each Lender Party with respect thereto); provided that, notwithstanding anything herein to the contrary and pursuant to Section 8.18, each B-2 Borrower and B-3 Borrower shall only be responsible for such B-2 Borrower's or B-3 Borrower's Borrower's Share of such costs and expenses.

          (b) The Borrowers jointly and severally agree to indemnify and hold harmless the Agent, each Lender Party and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with (i) the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or any of the transactions contemplated thereby, including, without limitation, any acquisition or proposed acquisition (including, without limitation, the Merger and any of the other transactions contemplated hereby) by Crompton Corp. or any of its Subsidiaries or Affiliates of all or any portion of the stock or substantially all the assets of Uniroyal Corp. or any of its Subsidiaries or
     (ii) the actual or alleged presence of Hazardous Materials on any property of any Loan Party or any of its Subsidiaries or any Environmental Action relating in any way to any Loan Party or any of its Subsidiaries, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct; provided that, notwithstanding anything herein to the contrary and pursuant to Section 8.18, each B-2 Borrower and B-3 Borrower shall only be responsible for such B-2 Borrower's or B-3 Borrower's Borrower's Share of such amount. In the case of any investigation, litigation or other proceeding to which the indemnity in this Section 8.04(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnified Party or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. The Borrowers also jointly and severally agree not to assert any claim against the Agent, any Lender Party or any of their Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or any of the transactions contemplated thereby.

          (c) If any payment of principal of, or Conversion of, any Eurocurrency Rate Advance is made by any Borrower to or for the account of a Lender Party other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.09(b)(i) or 2.10(d), acceleration of the maturity of the Notes pursuant to Section 6.01 or for any other reason, or by an Eligible Assignee to a Lender Party other than on the last day of the Interest Period for such Advance upon an assignment of rights and obligations under this Agreement pursuant to
     Section 8.07 as a result of a demand by Crompton Corp. pursuant to Section 8.07(a), such Borrower shall, upon demand by such Lender Party (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender Party any amounts required to compensate such Lender Party for any additional losses, costs or expenses that it may reasonably incur as a result of such payment, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender Party to fund or maintain such Advance.

          (d) If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by the Agent or any Lender Party, in its sole discretion, and will result in an increase in the amount owing by such Loan Party to the Agent or such Lender Party.

          (e) Without prejudice to the survival of any other agreement of any Loan Party hereunder or under any other Loan Document, the agreements and obligations of the Borrowers contained in Sections 2.10 and 2.13 and this
     Section 8.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under any of the other Loan Documents.

          SECTION 8.05. Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and
(b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01, each Lender Party and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party or such Affiliate to or for the credit or the account of any Borrower against any and all of the Obligations of such Borrower now or hereafter existing under this Agreement and the Note or Notes (if any) held by such Lender Party, irrespective of whether such Lender Party shall have made any demand under this Agreement or such Note or Notes and although such obligations may be unmatured. Each Lender Party agrees promptly to notify any Borrower after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender Party and its respective Affiliates under this Section 8.05 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender Party and its respective Affiliates may have.

          SECTION 8.06. Binding Effect. This Agreement shall become effective when it shall have been executed by each Borrower and the Agent and when the Agent shall have been notified by each Initial Lender and each Initial Issuing Bank that such Initial Lender and such Initial Issuing Bank has executed it and thereafter shall be binding upon and inure to the benefit of each Borrower, the Agent and each Lender Party and their respective successors and assigns, except that no Borrower shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender Parties.

          SECTION 8.07. Assignments and Participations. (a) Each Lender may (and, so long as no Default shall have occurred and be continuing, if demanded by Crompton Corp. (following a demand by such Lender pursuant to Section 2.10 or 2.13 or if such Lender shall be a Defaulting Lender) assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, the Advances owing to it and the Note or Notes held by it); provided, however, that
(i) each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of all of the Facilities, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $20,000,000 or, if the aggregate amount of the Commitment of such assigning Lender is less than 20,000,000, all of such Lender's Commitment, (iii) each such assignment shall be to an Eligible Assignee, (iv) each such assignment made as a result of a demand by Crompton Corp. pursuant to this
Section 8.07(a) shall be arranged by Crompton Corp. after consultation with the Agent and shall be either an assignment of all of the rights and obligations of the assigning Lender under this Agreement and the other Loan Documents or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such assignments that together cover all of the rights and obligations of the assigning Lender under this Agreement and the other Loan Documents, (v) no Lender shall be obligated to make any such assignment as a result of a demand by Crompton Corp. pursuant to this Section 8.07(a) unless and until such Lender shall have received one or more payments from either the applicable Borrowers or one or more Eligible Assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Lender, together with accrued interest thereon to the date of payment of such principal amount and all other amounts payable to such Lender under this Agreement, (vi) no such assignments shall be permitted without the consent of the Agent until the Agent shall have notified the Lender Parties that syndication of the Commitments hereunder has been completed, and (vii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $3,500; provided, further, that for the purposes of making Working Capital B-2 Advances, any Working Capital B-2 Lender may assign its rights and obligations under the Working Capital B-2 Facility to any Affiliate of such Working Capital B-2 Lender.

          (b) Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender or Issuing Bank, as the case may be, hereunder and (y) the Lender or Issuing Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's or Issuing Bank's rights and obligations under this Agreement, such Lender or Issuing Bank shall cease to be a party hereto).

          (c) By executing and delivering an Assignment and Acceptance, the Lender Party assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (ii) such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or any other Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in
     Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;
     (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender Party or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender or Issuing Bank, as the case may be.

          (d) The Agent shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Acceptance and Italian Lender Joinder Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lender Parties and the Commitment under each Facility of, and principal amount of the Advances owing under each Facility to, each Lender Party from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agent and the Lender Parties shall treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes of this Agreement. The Register shall be available for inspection by any Borrower or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of an Assignment and Acceptance and, in the case of an assignment of any Working Capital B-3 Commitment, an Italian Lender Joinder Agreement, in each case executed by an assigning Lender Party and an assignee, together with any Note or Notes subject to such assignment, the Agent shall, if each such Assignment and Acceptance and Italian Lender Joinder Agreement (if applicable) has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance and such Italian Lender Joinder Agreement (if applicable),
     (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrowers. In the case of any assignment by a Lender, within five Business Days after its receipt of such notice, each Borrower, at its own expense, shall execute and deliver to the Agent in exchange for the surrendered Note or Notes a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it under a Facility pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder under such Facility, a new Note to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A-1, A-2, A-3 or A-4 hereto, as the case may be.

          (f) Each Issuing Bank may assign to one or more Eligible Assignees all or a portion of its rights and obligations under the undrawn portion of its Letter of Credit Commitment at any time; provided, however, that (i) except in the case of an assignment to a Person that immediately prior to such assignment was an Issuing Bank or an assignment of all of an Issuing Bank's rights and obligations under this Agreement, the amount of the Letter of Credit Commitment of the assigning Issuing Bank being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $10,000,000 and shall be in an integral multiple of $1,000,000 in excess thereof, (ii) each such assignment shall be to an Eligible Assignee and (iii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $3,500.

          (g) Each Lender Party may sell participations to one or more Persons (other than any Loan Party or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it and the Note or Notes (if any) held by
     it); provided, however, that (i) such Lender Party's obligations under this Agreement (including, without limitation, its Commitments) shall remain unchanged,
     (ii) such Lender Party shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender Party shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrowers, the Agent and the other Lender Parties shall continue to deal solely and directly with such Lender Party in connection with such Lender Party's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or release all or substantially all of the Collateral.

          (h) Any Lender Party may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 8.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrowers furnished to such Lender Party by or on behalf of the Borrowers; provided, however, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information received by it from such Lender Party.

          (i) Notwithstanding any other provision set forth in this Agreement, any Lender Party may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

          SECTION 8.08. Designated Subsidiaries and Designated Italian Subsidiaries. Crompton Corp. may at any time, and from time to time, by delivery to the Agent of a Designation Letter duly executed by Crompton Corp. and the respective Subsidiary and substantially in the form of Exhibit G hereto, designate such Subsidiary as a "Designated Subsidiary" or a "Designated Italian Subsidiary" for purposes of this Agreement and such Subsidiary shall thereupon become a "Designated Subsidiary" or a "Designated Italian Subsidiary", respectively, for purposes of this Agreement and, as such, shall have all of the rights and obligations of a Borrower hereunder; provided, however, that no such Subsidiary incorporated under the laws of any United States jurisdiction may be appointed a "Designated Subsidiary" or a "Designated Italian Subsidiary". The Agent shall promptly notify each Lender of each such designation by Crompton Corp. and the identity of the respective Subsidiary.

          SECTION 8.09. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 8.10. No Liability of the Issuing Banks. Each Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither any Issuing Bank nor any of its officers or directors shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by such Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or
(d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the relevant Borrower shall have a claim against such Issuing Bank, and such Issuing Bank shall be liable to such Borrower, to the extent of any direct, but not consequential, damages suffered by such Borrower that such Borrower proves were caused by (i) such Issuing Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit comply with the terms of the Letter of Credit or (ii) such Issuing Bank's willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, such Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

          SECTION 8.11. Release of Collateral. As soon as practicable after the Collateral Release Date, the Agent shall, at the expense of the Borrowers, execute and deliver to Crompton Corp. such documents as Crompton Corp. shall reasonably request to evidence the release of the Collateral from the liens and security interest created under the Collateral Documents.

          SECTION 8.12. Confidentiality. Neither the Agent nor any Lender Party shall disclose any Confidential Information to any Person without the consent of Crompton Corp., other than
(a) to the Agent's or such Lender Party's Affiliates and their officers, directors, partners, employees, agents and advisors and to actual or prospective Eligible Assignees and participants, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process, provided that, other than with respect to Confidential Information otherwise permitted to be disclosed pursuant to clause (d) below, the Agent or such Lender Party shall, unless prohibited by applicable law or regulation or court order, give notice to Crompton Corp. of any such requirement to disclose such Confidential Information, and, if practicable, such notice shall be given prior to such disclosure, provided, however, that the failure to give such notice shall not prohibit such disclosure, (c) to any rating agency when required by it, provided that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Confidential Information relating to the Borrowers received by it from such Lender Party and (d) as requested or required by any state, federal or foreign authority or examiner or the National Association of Insurance Commissioners or any state or federal authority regulating such Lender Party.

          SECTION 8.13. Jurisdiction, Etc. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such
federal court.   Each Initial Borrower hereby agrees that service
of process in any such action or proceeding brought in any such New York State court or in such federal court may be made upon CT Corporation System at its offices at 1633 Broadway, New York, New York 10019 (the "Process Agent") and each Designated Subsidiary and Designated Italian Subsidiary hereby irrevocably appoints the Process Agent its authorized agent to accept such service of process, and agrees that the failure of the Process Agent to give any notice of any such service shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon. Each Borrower hereby further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties hereto by registered or certified mail, postage prepaid, to such Borrower at its address specified pursuant to Section 8.02. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Loan Documents in the courts of any jurisdiction.

          (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          SECTION 8.14. Judgment. (a) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder or under the Notes in Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase Dollars with such other currency at Citibank's principal office in London at 11:00 A.M. (London time) on the Business Day preceding that on which final judgment is given.
          (b) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder or under the Notes in a Foreign Currency into Dollars, the parties agree to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase such Foreign Currency with Dollars at Citibank's principal office in London at 11:00 A.M. (London time) on the Business Day preceding that on which final judgment is given.

          (c) The obligation of any Borrower in respect of any sum due from it to any Lender Party or the Agent hereunder or under a Note held by such Lender Party shall, notwithstanding any judgment in a currency other than Dollars, be discharged only to the extent that on the Business Day following receipt by such Lender Party or the Agent (as the case may be) of any sum adjudged to be so due in such other currency, such Lender Party or the Agent (as the case may be) may in accordance with normal banking procedures purchase Dollars with such other currency; if the Dollars so purchased are less than such sum due to such Lender Party or the Agent (as the case may be) in Dollars, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender Party or the Agent (as the case may be) against such loss, and if the Dollars so purchased exceed such sum due to any Lender Party or the Agent (as the case may be) in Dollars, such Lender Party or the Agent (as the case may be) agrees to remit to such Borrower such excess.

          SECTION 8.15. Power of Attorney. Each Subsidiary of Crompton Corp. may from time to time authorize and appoint Crompton Corp. as its attorney-in-fact to execute and deliver (a) any amendment, waiver or consent in accordance with Section 8.01 on behalf of and in the name of such Subsidiary and (b) any notice or other communication hereunder, on behalf of and in the name of such Subsidiary. Such authorization shall become effective as of the date on which such Subsidiary delivers to the Agent a power of attorney enforceable under applicable law and any additional information to the Agent as necessary to make such power of attorney the legal, valid and binding obligation of such Subsidiary.

          SECTION 8.16.  Governing Law.  This Agreement, each
Designation Letter and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

          SECTION 8.17. Waiver of Jury Trial. Each of the Borrowers, the Agent and the Lender Parties irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Loan Documents, the Advances or the actions of the Agent or any Lender Party in the negotiation, administration, performance or enforcement thereof.

          SECTION 8.18. Limitation on B-2 Borrower Obligations and B-3 Borrower Obligations. Notwithstanding anything herein to the contrary, to the extent a B-2 Borrower or a B-3 Borrower is purported to owe any amounts hereunder, such B-2 Borrower or B-3 Borrower, as the case may be, shall only owe such amount solely with respect to its own Obligations. In addition, if any of the undertakings or obligations of any B-2 Borrower or any B-3 Borrower under this Agreement, the Loan Documents or any contract, document or instrument entered into in connection therewith or relating thereto would otherwise be or become unenforceable in full or in part as a result of, or because of any mandatorily applicable provisions of the law of the jurisdiction under which such B-2 Borrower or B-3 Borrower is incorporated, then such undertakings and obligations of such B-2 Borrower or B-3 Borrower shall be deemed to be limited to the extent necessary to make them valid, legal and enforceable under such law. For the avoidance of doubt, if any of the obligations of any B-2 Borrower or B-3 Borrower to make payments would otherwise be or become invalid, illegal or unenforceable because of the provisions contained in provisions of applicable statutory law aimed at preserving such B-2 Borrower's or B-3 Borrower's share capital, such B-2 Borrower or B-3 Borrower, respectively, shall be obligated to make payments only to the extent it would be legal for such payments to be made under such provision.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                              CROMPTON & KNOWLES
                                CORPORATION


                              By /s/ Charles J. Marsden
                                 Title:


                              CROMPTON & KNOWLES COLORS
                                INCORPORATED


                              By /s/ Charles J. Marsden
                                 Title:


                              DAVIS-STANDARD CORPORATION


                              By /s/ Charles J. Marsden
                                 Title:


                              INGREDIENT TECHNOLOGY
                                CORPORATION


                              By /s/ Charles J. Marsden
                                 Title:


                              UNIROYAL CHEMICAL COMPANY,
                                INC.


                              By /s/ Charles J. Marsden
                                 Title:


                              C & K SERVICES SA


                              By /s/ Charles J. Marsden
                                 Title:


                              DAVIS-STANDARD (DEUTSCHLAND)
                                GMBH


                              By /s/ Charles J. Marsden
                                 Title:


                               DAVIS STANDARD (FRANCE) SARL



                              By /s/ Charles J. Marsden
                                 Title:


                              ER-WE-PA DAVIS-STANDARD GMBH



                             By /s/ Charles J. Marsden
                                Title:


                              UNIROYAL CHEMICAL B.V.



                             By /s/ Frank Manganella
                                Title:


                              UNIROYAL CHEMICAL LTD.



                             By /s/ Frank Manganella
                                Title:


                              UNIROYAL CHIMICA S.P.A.



                             By /s/ Frank Manganella
                                Title:


                              CITICORP USA, INC., as Agent


                              By /s/ Robert Kosian
                                 Title: Attorney-In-Fact


                              THE CHASE MANHATTAN BANK,
                                as Managing Agent


                              By /s/ Robert Sacks
                                 Title: Vice President


                       Working Capital A Lenders
                       Working Capital B-1 Lenders


                              CITICORP USA, INC.


                              By /s/ Robert Kosian
                                 Title: Attorney-In-Fact


                              THE CHASE MANHATTAN BANK


                              By /s/ Robert Sacks
                                 Title: Vice President


                              ABN AMRO BANK N.V., NEW YORK
                                BRANCH


                              By /s/ George Dugan
                                 Title: Vice President

                              By /s/ Darin Cohen
                                 Title: C.B.O.
                              BANCA COMMERCIALE ITALIANA -
                                NEW YORK BRANCH


                              By /s/ Charles Dougherty
                                 Title: C. Dougherty, VP
                              By /s/ B. Carlson
                                 Title: B. Carlson, AVP


                              BANK OF AMERICA ILLINOIS


                              By /s/ Wendy L. Loring
                                 Title: Vice President


                              THE BANK OF NEW YORK

                              By /s/ David P. Judge
                                 Title: Vice President


                              BANK OF BOSTON CONNECTICUT


                              By /s/ Joann Keller
                                 Title: Senior Vice President


                              BHF - BANK AKTIENGESELLSCHAFT


                              By /s/ John Sykes
                                 Title: AVP


                              By /s/ Evon Contos
                                 Title: VP

                              CIBC INC.


                              By /s/ Judy Domkowski
                                 Title: Director, CIBC Wood Gundy
                                        Security Corp., As Agent


                              CORESTATES BANK, N.A.


                              By /s/ Brian M. Haley
                                 Title: Vice President


                              CREDIT LYONNAIS NEW YORK BRANCH

                              By /s/ Mary Collier
                                 Title: Vice President


                              FIRST UNION NATIONAL BANK


                              By /s/ Lance M. Zarenva
                                 Title:


                              FLEET NATIONAL BANK


                              By /s/ Robert C. Rubino
                                 Title: V.P.


                              SOCIETE GENERALE NEW YORK BRANCH


                              By /s/ Allen Zinser
                                 Title: Assistant Vice President


                              TORONTO DOMINION (NEW YORK), INC.


                              By /s/ Jorge Garcia
                                 Title: Vice President


                       Working Capital B-2 Lenders


                              CITIBANK, N.A.


                              By /s/ Robin F. Lenna
                                 Title: Vice President


                              THE CHASE MANHATTAN BANK


                              By /s/ Robert Sacks
                                 Title: Vice President


                              ABN AMRO BANK N.V., NEW YORK
                                BRANCH


                              By /s/ George M. Dugan
                                 Title: Vice President

                              By /s/ Darin Cohen
                                 Title: C.B.O.


                              BANK OF AMERICA ILLINOIS


                              By /s/ Wendy L. Loring
                                 Title: Vice President


                              THE BANK OF NEW YORK

                              By /s/ David P. Judge
                                 Title: Vice President


                              BANK OF BOSTON CONNECTICUT


                              By /s/ Joann Keller
                                 Title: Senior Vice President

                              BHF - BANK AKTIENGESELLSCHAFT


                              By /s/ John Sykes
                                 Title: AVP

                              By /s/ Evon Contos
                                 Title: VP


                              CIBC WOOD GUNDY PLC


                              By /s/ Judy Domkowski
                                 Title: Power of Attorney


                              CORESTATES BANK, N.A.


                              By /s/ Brian M. Haley
                                 Title: Vice President


                              CREDIT LYONNAIS NEW YORK BRANCH


                              By /s/ Mary Collier
                                 Title: Vice President


                              FIRST UNION NATIONAL BANK


                              By /s/ Lance M. Zarenva
                                 Title:


                              FLEET NATIONAL BANK


                              By /s/ Robert C. Rubino
                                 Title: V.P.


                              TORONTO DOMINION (NEW YORK), INC.


                              By /s/ Jorge A. Garcia
                              Title: Mgr. Cr. Admin.


                       Working Capital B-3 Lenders

                              CITIBANK, N.A.,
                              MILAN BRANCH


                              By /s/ Nicoletta Zappatini
                                 Title: Vice President


                              BANCA COMMERCIALE ITALIANA,
                                LATINA BRANCH


                              By /s/ Charles Dougherty As Power
                                     Of Attorney
                                 Title:C. Dougherty, VP

                              By /s/ B. Carlson, As Power of
                                     Attorney
                                 Title: B. Carlson, AVP


                              BANK OF AMERICA NT & SA,
                                MILAN BRANCH


                              By /s/ Luca Sala
                                 Title:


                              CHASE MANHATTAN BANK,
                                MILAN BRANCH


                              By /s/ Luca Preziose
                                 Title: Associate


                              SOCIETE GENERALE
                                MILAN BRANCH
                              By /s/ Guido Rosa
                                 Title:


                       Initial Issuing Banks


                              CITIBANK, N.A.


                              By /s/ Robin F. Lenna
                                 Title: Vice President


                              BANK OF BOSTON CONNECTICUT


                              By /s/ Joann Keller
                                 Title: Senior Vice President


                              CITIBANK, N.A., LONDON BRANCH


                              By /s/ William W. Conklin
                                 Title: Vice President


                            SCHEDULE I

            COMMITMENTS AND APPLICABLE LENDING OFFICES

Name of
Initial                                                 Letter
Lender/  Working    Working     Working     Working     of Credit
Initial  Capital A  Capital B-1 Capital B-2 Capital B-3 Commitment
Issuing  Commitment Commitment  Commitment  Commitment   Facility)
Bank

Citicorp $30,000,000 $15,000,000 N/A        N/A          N/A
 USA, Inc.



Citibank,
 N.A.     N/A        N/A         $4,500,000 N/A     $25,000,000(A)
                                                   $10,000,000(B-1)



Citibank,
 N.A.
 Milan   N/A         N/A         N/A        $6,750,000   N/A
 Branch



The Chase $25,000,000 $12,500,000 $3,750,000 N/A         N/A
Manhattan
Bank




The Chase   N/A         N/A        N/A $8,750,000     N/A
Manhattan

Bank, Milan
Branch

Name of
Initial                                                 Letter
Lender/  Working    Working     Working     Working     of Credit
Initial  Capital A  Capital B-1 Capital B-2 Capital B-3 Commitment
Issuing  Commitment Commitment  Commitment  Commitment   Facility)
Bank



ABN AMRO $20,000,000 $10,000,000 $6,750,000 N/A          N/A
Bank N.V.,
New York
Branch


Banca    $12,500,000 $6,250,000  N/A        N/A          N/A
Commerciale
Italiana
New York
Branch

Banca    N/A         N/A         N/A        $6,250,000   N/A
Commerciale
Italiana
Latina
Branch

Bank of  $20,000,000 $10,000,000 N/A        N/A          N/A
America
Illinois



Bank of  N/A         N/A         $3,000,000 N/A          N/A
America
NT&SA
London
Branch

Name of
Initial                                                 Letter
Lender/  Working    Working     Working     Working     of Credit
Initial  Capital A  Capital B-1 Capital B-2 Capital B-3 Commitment
Issuing  Commitment Commitment  Commitment  Commitment   Facility)
Bank


Bank of  N/A         N/A         N/A        $7,000,000   N/A
America
NT&SA
Milan
Branch

Bank of  $20,000,000 $10,000,000 $3,000,000 N/A    $25,000,000 (A)
Boston                                           $10,000,000 (B-1)
Connecticut



The Bank $20,000,000 $10,000,000 $3,000,000 N/A          N/A
of
New York


BHF-Bank $20,000,000 $10,000,000 $3,000,000 N/A          N/A
Aktiengesellschaft



CIBC Inc.$20,000,000 $10,000,000 N/A        N/A          N/A

Name of
Initial                                                 Letter
Lender/  Working    Working     Working     Working     of Credit
Initial  Capital A  Capital B-1 Capital B-2 Capital B-3 Commitment
Issuing  Commitment Commitment  Commitment  Commitment   Facility)
Bank



CIBC     N/A         N/A         $3,000,000 N/A          N/A
Wood Gundy
Plc


CoreStates $20,000,000 $10,000,000 $3,000,000 N/A        N/A
Bank, N.A.



Credit   $20,000,000 $10,000,000 $3,000,000 N/A          N/A
Lyonnais
New York
Branch


First Union $20,000,000 $10,000,000 $3,000,000 N/A       N/A
National Bank


Fleet    $20,000,000 $10,000,000 $3,000,000 N/A          N/A
National
Bank


Name of
Initial                                                 Letter
Lender/  Working    Working     Working     Working     of Credit
Initial  Capital A  Capital B-1 Capital B-2 Capital B-3 Commitment
Issuing  Commitment Commitment  Commitment  Commitment   Facility)
Bank

Societe  $12,500,000 $6,250,000  N/A        N/A          N/A
Generale
New York
Branch


Societe  N/A         N/A         N/A        $6,250,000   N/A
Generale
Milan
Branch


Toronto  $20,000,000 $10,000,000 N/A        N/A          N/A
Dominion
(New York), Inc.


The Toronto- N/A     N/A         $3,000,000 N/A          N/A
Dominion Bank

    __________ ____________ ___________ ____________ _____________
Total
Commitments:
   $300,000,000 $150,000,000 $45,000,000 $35,000,000 $50,000,000(A)
                                                   $20,000,000(B-1)
              Eurocurrency        Eurocurrency        Eurocurrency
              Lending             Lending             Lending Office
Domestic      Office              Office              for Working
Lending/      for Working         for Working         Capital
Issuing       Capital A and       Capital B-2         B-3
Office        B-1 Advances        Advances            Advances

399 Park Avenue     399 Park Avenue     N/A                N/A
New York, NY  10043 New York, NY  10043
Attn: Robin Lenna   Attn: Robin Lenna
TEL: (212) 559-3974 TEL: (212) 559-3974
FAX: (212) 793-1290 FAX: (212) 793-1290

399 Park Avenue      N/A            P.O. Box 12068          N/A
New York, NY  10043                 Counting House
Attn:  Robin Lenna                  53 Pooley Street
TEL: (212) 559-3974                 London SE12GA
FAX: (212) 793-1290                 Attn:  Ken Purchase/
                                            David Williams
                                    TEL: 44-171-500-9675
                                    FAX: 44-171-500-9701

N/A                  N/A            N/A         Foro Bounaparte 16
                                                20121 Milan, Italy
                                           Attn:NicolettaZappatini
                                             TEL:  39-2-86474-583
                                             FAX:  39-2-86474-200

270 Park Avenue      270 Park Avenue     1 Chaseside          N/A
New York, NY 10017   New York, NY 10017  Bournemouth, Dorset
Attn:Robert T. Sacks Attn:Robert T. Sacks BH77DB
TEL:(212)552-2331    TEL:(212)552-2331    Attn:European Loans
FAX:(212)552-7175    FAX:(212)552-7175    TEL:  0120-234-2020
                                          FAX:  0120-234-3706

N/A                  N/A                  N/A   Via Catena, No. 4
                                                20121 Milan, Italy
                                                Attn:Luca Preziose
                                                TEL:39-2-8895-2007
                                                FAX:39-2-8895-2567

              Eurocurrency        Eurocurrency        Eurocurrency
              Lending             Lending             Lending Office
Domestic      Office              Office              for Working
Lending/      for Working         for Working         Capital
Issuing       Capital A and       Capital B-2         B-3
Office        B-1 Advances        Advances            Advances

500 Park Avenue    500 Park Avenue    500 Park Avenue     N/A
New York, NY 10022 New York, NY 10022 New York, NY 10022 Attn:Melissa Jeter Attn:Melissa Jeter Attn:Melissa Jeter TEL:(212)446-4224 TEL:(212)446-4224 TEL:(212) 446-4224
FAX:(212)832-7468  FAX:(212)832-7468  FAX:(212) 832-7468

One William St     One William St     N/A                 N/A
New York, NY 10004 New York, NY 10004
Attn:Brian Carlson Attn:Brian Carlson
TEL:(212)607-3886  TEL:(212)607-3886
FAX:(212)809-2124  FAX:(212) 809-2124

N/A                N/A               N/A          Via Cerveteri, 2
                                               04100 Latina, Italy
                                              Attn:Sandro Barmucci
                                              TEL:39-7-73-486-034
                                              FAX:39-7-73-694-109
                                              with a copy to:
                                               Brian Carlson
                                              One William Street
                                              New York, NY  10004

200 W. Jackson Blvd   200 W. Jackson Blvd  N/A          N/A
Chicago, IL 60697     Chicago, IL 60697
Attn:Richard DiMatteo Attn:Richard DiMatteo
TEL:(312) 828-1988    TEL:(312) 828-1988
FAX:(312) 974-9626    FAX:(312) 974-9626

N/A              N/A                    1 Alie Street    N/A
                                London E1 8DE England
                                   Attn: Keith Thomas
                                TEL:  44-171-634-4436
                                FAX:  44-171-634-4707
              Eurocurrency        Eurocurrency        Eurocurrency
              Lending             Lending             Lending Office
Domestic      Office              Office              for Working
Lending/      for Working         for Working         Capital
Issuing       Capital A and       Capital B-2         B-3
Office        B-1 Advances        Advances            Advances


N/A              N/A               N/A         Corso Matteotti, 10
                                                20121 Milan, Italy
                                                Attn:Louis Moncada
                                               TEL:39-2-760-69-341
                                               FAX:39-2-760-69-210

1 Landmark Sq.     1 Landmark Sq.      1 Landmark Sq.       N/A
20th Floor         20th Floor          20th Floor
Stamford, CT 06901 Stamford, CT  06901 Stamford, CT 06901
Attn:JoAnn Keller  Attn:JoAnn Keller   Attn:JoAnn Keller
TEL:(203)973-1941  TEL:(203)973-1941   TEL:(203) 973-1941
FAX:(203)967-8169  FAX:(203)967-8169   FAX:(203) 967-8169


1 Wall Street      1 Wall Street       1 Wall Street         N/A
22nd Floor         22nd Floor          22nd Floor
New York, NY 10286 New York, NY 10286  New York, NY 10286
Attn:  David Judge Attn:  David Judge  Attn:  David Judge
TEL:(212) 635-6861 TEL:(212) 635-6861  TEL:(212) 635-6861
FAX:(212) 635-6999 FAX:(212) 635-6999  FAX:(212) 635-6999

590 Madison Avenue 590 Madison Avenue  590 Madison Avenue    N/A
New York, NY 10022 New York, NY 10022  New York, NY  10022
Attn:  Linda Pace  Attn:  Linda Pace   Attn:  Linda Pace
TEL:(212)756-5915  TEL:(212)756-5915   TEL:(212)756-5915
FAX:(212)756-5536  FAX:(212)756-5536   FAX:(212) 756-5536

2727 Paces Ferry Rd 2727 Paces Ferry Rd  N/A                 N/A
Suite 1200          Suite 1200
Atlanta, GA 30339   Atlanta, GA 30339
Attn:Sheila Hogan   Attn:Sheila Hogan
TEL:(770)319-4820   TEL:(770)319-4820
FAX:(770)319-4950   FAX:(770) 319-4950

              Eurocurrency        Eurocurrency        Eurocurrency
              Lending             Lending             Lending Office
Domestic      Office              Office              for Working
Lending/      for Working         for Working         Capital
Issuing       Capital A and       Capital B-2         B-3
Office        B-1 Advances        Advances            Advances


N/A               N/A                CIBC, Cottons Centre   N/A
                                     Cottons Lane
                                     SE1 2QL London, England
                                     Attn:  Andy Rose
                                     TEL:  44-171-234-6151
                                     FAX:  44-171-234-6433

1345 Chestnut St  1345 Chestnut St   24 Monument Street      N/A
P.O. Box 7618     P.O. Box 7618      London EC3R 8AJ
Phil., PA 19101   Phil., PA 19101    England
Atn:Brian M. HaleyAtn:Brian M. Haley Attn:  Ruth Hunter
TEL:(215)973-2372 TEL:(215)973-2372  TEL: 44-171-962-2821
FAX:(215)973-7820 FAX:(215)973-7820  FAX: 44-171-962-2877

1301 Ave. of the   1301 Ave. of the   1301 Ave. of the        N/A
 Americas           Americas           Americas
New York, NY 10019  New York, NY 10019 New York, NY  10019
Attn: Tom Randolph  Attn: Tom Randolph Attn: Tom Randolph
TEL:(212) 261-7344  TEL:(212) 261-7344 TEL:(212) 261-7431
FAX:(212) 459-3179  FAX:(212) 459-3179 FAX:(212) 459-3179

550 Broad St,      550 Broad St,      550 Broad Street,       N/A
 NJ1535             NJ1535              NJ1535
Newark, NJ 07102   Newark, NJ 07102   Newark, NJ 07102
Attn:Mary Tenore   Attn:Mary Tenore   Attn:Mary Tenore
TEL:(201)565-3607  TEL:(201)565-3607  TEL:(201)565-3607
FAX:(201)565-3978  FAX:(201)565-3978  FAX:(201) 565-3978

One Landmark Sq.   One Landmark Sq.   One Landmark Sq.        N/A
12th Floor         12th Floor         12th Floor
Stamford, CT 06904 Stamford, CT 06904 Stamford, CT  06904
Atn:Ginny Rockwood Atn:Ginny Rockwood Atn:Ginny Rockwood
TEL:(203)358-6146  TEL:(203)358-6146  TEL:(203)358-6146
FAX:(203)358-6111  FAX:(203)358-6111  FAX:(203) 358-61111

              Eurocurrency        Eurocurrency        Eurocurrency
              Lending             Lending             Lending Office
Domestic      Office              Office              for Working
Lending/      for Working         for Working         Capital
Issuing       Capital A and       Capital B-2         B-3
Office        B-1 Advances        Advances            Advances

221 Ave. of      1221 Ave. of        N/A                 N/A
the Americas     the Americas
NY, NY 10020     NY, NY 10020
Atn:Maggie       Attn:Maggie
 O'Donnell        O'Donnell
TEL:(212)278-6853 TEL:(212)278-6853
FAX:(212)278-7490 FAX:(212) 278-7490


N/A               N/A                  N/A          Sedi di Milano
                                               Foro Bounaparte, 66
                                               20121 Milan, Italy
                                               Attn:Mauro Lucchesi
                                               TEL:39-2-854-9320
                                               FAX:39-2-854-9245
                                                with a copy to:
                                                 Alan Zinser
                                                 1301 Ave. of
                                                 the Americas
                                                  NY, NY  10020


909 Fannin,       909 Fannin,          N/A       N/A
 Suite 1700       Suite 1700
Houston, TX 77010 Houston, TX 77010
Attn:Jorge Garcia Attn:Jorge Garcia
TEL:(713)653-8242 TEL:(713)653-8242
FAX:(713)951-9921 FAX:(713) 951-9921

N/A               N/A                  N/A      Triton Court  N/A
                                                14/18 Finsbury Sq
                                           London EC2A-1DB England
                                            Attn:Denise Payne
                                           TEL:011-44-171-920-0272
                                           FAX:011-44-171-638-2551


                    SCHEDULE II



                DELAWARE LOAN PARTIES



         CK Holding Corporation
         Crompton & Knowles Overseas Corporation
         Davis-Standard Corporation
         Crompton & Knowles Colors Incorporated
         Ingredient Technology Corporation
         Uniroyal Chemical Corporation
         Uniroyal Chemical Brazil Holding, Inc.
         Lokar Enterprises, Inc.
         Uniroyal Chemical Export Limited







                         SCHEDULE III



     AUTHORIZATIONS, APPROVALS, ACTIONS, NOTICES AND FILINGS



                        Schedule 4.01(d) to the Credit
                        Agreement is hereby incorporated
                        by reference.




                        SCHEDULE IV

                          TO THE AMENDED AND RESTATED
                          CREDIT AGREEMENT




                           B-2 BORROWERS



Borrower                         Country of Incorporation

C & K Services SA                     Belgium

Davis-Standard (Deutschland) GmbH     Germany

Davis Standard (France) SARL          France

ER-WE-PA Davis-Standard GmbH          Germany

Uniroyal Chemical B.V.                Netherlands

Uniroyal Chemical Ltd.                United Kingdom



                                         SCHEDULE V

                         TO THE AMENDED AND RESTATED
                         CREDIT AGREEMENT




                         B-3 BORROWERS



Borrower                      Country of Incorporation

Uniroyal Chimica S.p.A.              Italy




                          SCHEDULE VI

                    TO THE AMENDED AND RESTATED
                    CREDIT AGREEMENT




               WORKING CAPITAL B-3 LENDERS



Citibank, N.A., Milan Branch
The Chase Manhattan Bank, Milan Branch
Bank of America NT & SA, Milan Branch
Banca Commerciale Italiana, Latina Branch
Societe Generale Milan Branch



                                    SCHEDULE VII

                              TO THE AMENDED AND RESTATED
                              CREDIT AGREEMENT


                      BORROWERS' ACCOUNTS


Borrower                 Currency                    Account No.


Crompton & Knowles        U.S. Dollars                4070-6411
Corporation                                     399 Park Avenue
                                            New York, NY  10043

Crompton & Knowles        U.S. Dollars                4070-6438
Colors Incorporated                             399 Park Avenue
                                            New York, NY  10043

Davis-Standard            U.S. Dollars               4070-6462
Corporation                                    399 Park Avenue
                                           New York, NY  10043

Ingredient Technology     U.S. Dollars              4070-6446
Corporation                                   399 Park Avenue
                                          New York, NY  10043

Uniroyal Chemical         U.S. Dollars              4049-8376
Company, Inc.                                 399 Park Avenue
                                          New York, NY  10043

Uniroyal
Chimica S.P.A.            Italian Lira               10789/04
                                         c/o MONTE DEI PASCHI
                                      DI SIENA, Latina Branch

Uniroyal                  Italian Lira           0/114349/011
Chimica S.P.A.                             c/o CITIBANK MILAN

(TO BE SUPPLEMENTED)


                       PAYMENT OFFICES

Working Capital B-2 Facility:      Citibank, N.A., London Branch
                                   P.O. Box 12068
                                   Counting House
                                   53 Pooley Street
                                   London SE12GA
                                   Attention:  Ken Purchase/
                                                David Williams


Working Capital B-3 Facility:     Citibank, N.A., Milan Branch
                                  Foro Bounaparte 16
                                  20121 Milan, Itlay
                                  Attention:  Nicoletta Zappatini




                             SCHEDULE 3.01(d)


                              SURVIVING DEBT


                                  ( $ OOO'S ) *


                                                               OUT-      UN-
                                                             STAND-    USED
                                                                ING     COM-
                                                  TOTAL     BORROW-      MIT-
I. LOAN FACILITIES       DESCRIPTION              LINE(S)       INGS   MENTS

    CROMPTON & KNOWLES CORPORATION

INDUSTRIAL REV. BONDS    INDUSTRIAL REVENUE BONDS   4,000     4,000        0
BANK OF NEW YORK         UNSECURED SHORT-TERM DEBT 10,000         0   10,000
NEW ENGLAND LIFE INS.CO. LIFE INSURANCE POLICY LOAN 6,986     6,986        0



     CROMPTON & KNOWLES COLORS, INC.,
         DAVIS STANDARD CORP.  &
       INGREDIENT TECHNOLOGY CORP.

CHASE MANHATTAN BANK     UNSECURED SHORT-TERM DEBT  5,000         0    5,000



      CROMPTON & KNOWLES EUROPE S.A.

CREDIT LYONNAIS          NOTES PAYABLE & OVERDRAFT 19,084     3,858   15,226
BANK BRUSSELS LAMBERT    NOTES PAYABLE & OVERDRAFT  2,544         0    2,544
GENERALE DE BANQUE       NOTES PAYABLE & OVERDRAFT    954         0      954



        ER-WA-PA DAVIS STANDARD GmbH

COMMERZBANK              NOTES PAYABLE & OVERDRAFT  4,902         0    4,902
WESTDEUTSCHE LANDESBANK  NOTES PAYABLE & OVERDRAFT  4,902         0    4,902



  UNIROYAL CHEMICAL COMPANY, INC. (USA)

VARIOUS BONDHOLDERS      9% SR. SECURED NOTES     252,800   252,800        0
CREDIT SUISSE            A/R SECURED LOAN FACILITY 15,000     5,306    9,694




         UNIROYAL CHIMICA S.p.A. (ITALY)

BANCO DI NAPOLI         OVERDRAFT & CURRENCY LOANS  2,610       670    1,940
MONTE DEI PASCHI DI SIENA         "                 4,890     1,599    3,291
BANCA COMMERCIALE ITALIANA        "                 3,260         0    3,260
BANCA DI ROMA                     "                 3,260       471    2,789
CREDITO ROMAGNOLO                 "                 1,304         0    1,304
ISTITUIO BANCARIO
     S. PAOLO DI TORINO           "                 4,623       256    4,367
BANCA NAZIONALE DEL LAVORO        "                 3,384       924    2,460
BANCA ITALO ROMENA                "                 1,630         0    1,630
CREDITO ITALIANO                  "                   196         0      196

BANCA NAZIONALE DEL LAVORO    LONG-TERM DEBT          835        85        0
BANCA NAZIONALE DEL LAVORO        "                 1,089       239        0
BANCA NAZIONALE DEL LAVORO        "                   730       561        0
BANCA NAZIONALE DEL LAVORO        "                   126       126        0
BANCA NAZIONALE DEL LAVORO        "                 3,651     1,956        0
CITIBANK                          "                47,100    29,666        0
CITIBANK - STANDBY                "                12,560     5,216    7,344


        UNIROYAL CHEMICAL, LIMITED (U.K.)

NATIONAL WESTMINSTER     OVERDRAFT FACILITY           775       500      275


       UNIROYAL CHEMICAL, LTD. (CANADA)

ROYAL BANK OF CANADA     REVOLVER                  11,100         0   11,100


       PREMIER CHEMICAL COMPANY, LTD. (TAIWAN)

ROYAL BANK OF CANADA     MULTI-PURPOSE              2,000       543    1,457
HONG KONG BANK                  "                     545         0      545


UNIROYAL CHEMICAL PTY. LTD. (AUSTRALIA)

NATIONAL AUSTRALIA BANK  OVERDRAFT                    789         0      789


       HANNAFORD SEEDMASTER SERVICES
                      PTY. LTD (AUSTRALIA)

WESTPAC                  OVERDRAFT                  1,066         0    1,066
    "      "             EQUIPMENT FINANCE            395         0      395
    "      "             REMITTANCE L/C                 8         0        8
    "      "             BANKERS' UNDERTAKING           8         0        8
    "      "             FORWARD EXCHANGE CONTRACT    494        42      452
    "      "             TAPE NEGOTIATION AUTHORIT     40         0       40




    UNIROYAL CHEMICAL COMPANY, LTD. (BAHAMAS)

BANKERS TRUST CO.        OPIC GUARANTEED LOAN      10,800     1,906        0


           UNIROYAL QUIMICA S.A. (BRAZIL)

ITAU                     SHORT-TERM DEBT              200         0      200


       UNIROYAL CHEMICAL EXPORT, LTD.

CREDIT SUISSE            A/R SECURED LOAN FACILITY 15,000         0   15,000
                         (CO-BORROWER WITH UCCI)
                   (1) included in Uniroyal Chemical Co., Inc. amount
               UNIROYAL CHEMICAL B.V.

ABN-AMRO                 UNSECURED OVERDRAFT FACIL  1,500         0    1,500


II. LETTERS OF CREDIT                                  AMOUNT OF L/C

    CROMPTON & KNOWLES CORPORATION

PENNSYLVANIA DEPT. OF EPA                                      6,000
FIRST UNION BANK, AS TRUSTEE                                   4,123
NEW JERSEY DEPT. OF EPA                                        3,558
PENNSYLVANIA DEPT. OF EPA                                      3,772
ENVIRONMENTAL PROTECTION AGENCY                                  196
CONTINENTAL CASUALTY COMPANY                                   3,471
INSURANCE CO. OF NORTH AMERICA                                   130
INSURANCE CO. OF NORTH AMERICA                                   100
HARTFORD INSURANCE COMPANY                                        20
BANCO NATIONAL DE MEXICO S.A.                                     35
CHINA NATIONAL OVERSEAS TRADING                                  358
INDIAN ALUMINUM COMPANY, LTD                                     471
WIHURI OY WIPAK                                                  455
HUBEI JIANGYU PLASTICS INDUSTRY DEV. CO., LTD.                   228
SUN A ENTERPRISE CO., LTD                                        280
PKL - VARPACKUNGSSYTEME GmbH                                   4,438
THE PAPER PRODUCTS, LTD                                           20
DAELIM ENGINEERING CO., LTD                                        9
BARCLAY'S BANK, LTD                                               27
AT & T NETWORK SYSTEMS IRELAND LTD                               311
J.K. INDUSTRIES, LTD.                                             18
KLERK'S PLASTICS RECYCLING N.V.                                  111
BANK HAPOALIM B.M.                                                27
DALIAN VASTONE COMMUNICATION CABLE CORP.                          37
GIZA CABLE TELEPHONE CO.                                          32
ANZ GRINDLAYS BANK PLC                                            37
DALIAN TIENCHENG PACKING MATERIAL                                208
RATHI DYE CHEM PVT. LTD                                          409
DIVIYA CHEMICALS LTD                                             211


  UNIROYAL CHEMICAL COMPANY, INC. (USA)                AMOUNT OF L/C

NATIONAL UNION FIRE INS.                                       2,411
NATIONAL UNION FIRE INS.                                         964
PREMIER/BAYOU SORREL TRUST                                       229
NUCLEAR REGULATORY COMMISSION                                    150
BANKERS TRUST/O.P.I.C.                                           676
KREDIETBANK/CHEMICAL FORWARDERS                                  150
KREDIETBANK/CHEMICAL FORWARDERS                                  175
FREGATA S.A. (CUSTOMS OFFICE)                                    100
L. MARQUEZ                                                        10

        PREMIER CHEMICAL COMPANY LTD. (TAIWAN)

ROYAL BANK OF CANADA         USANCE                              381

         UNIROYAL QUIMICA, S.A. (BRAZIL)

BANCO ITAU S/A                                                    61
BANCO DE BOSTON                                                   46


III LETTERS OF GUARANTY                           AMOUNT OF GUARANTY

    CROMPTON & KNOWLES CORPORATION

CHASE MANHATTAN BANK         UNSECURED S-T SUB LOANS           5,000

      CROMPTON & KNOWLES COLORS, INC.,
           DAVIS STANDARD CORP.  &
         INGREDIENT TECHNOLOGY CORP.

CHASE MANHATTAN BANK L/C'S ISSUED FOR CROMPTON & KNOWLES      10,891

  UNIROYAL CHEMICAL COMPANY, INC. (USA)

OVERSEAS PRIVATE INVESTMENT CBAHAMAS LOAN                     10,800
ICI (RUBICON/RCRA)   LA. EPA OBLIGATIONS                       2,780
CITIBANK             UNIKOR LOCAL LINES OF CREDIT              1,800
SIAM COMMERCIAL BANK THAILAND J.V. - OVERDRAFT & SHORT TERM LOAN 490
SIAM COMMERCIAL BANK THAILAND J.V. - OVERDRAFT                    98
SIAM COMMERCIAL BANK THAILAND J.V. - SHORT-TERM LOAN             588
SIAM COMMERCIAL BANK THAILAND J.V. - L/C & TRUST RECEIPT         392
SIAM COMMERCIAL BANK THAILAND J.V. - OFFSHORE LOAN             2,940
SIAM COMMERCIAL BANK THAILAND J.V. - LEGAL GUARANTY               98
CREDIT SUISSE        EUROPEAN RECEIVABLES                     15,000




           UNIROYAL CHIMICA S.p.A. (ITALY)

BANCA NAZIONALE DEL LAVORO   METAN GAS USAGE                      59
BANCA NAZIONALE DEL LAVORO   CUSTOM DUTY VAT - ANTWERP            46
ISTITUTO BANCARIO
    S. PAOLO DI TORINO       CUSTOM DUTY VAT - ROME               98
        "                    CUSTOM DUTY VAT - APRILIA           196
        "                    WASTE DISPOSAL (LOCAL GOVERNMEN     130
        "                    GOVERNMENT RAILWAYS                   6
BANCO DI NAPOLI              TELEX EXPENSES COVERAGE IN FAVO       2
                                    POST & TELECOMMUNICATIONS IND.


          UNIROYAL CHEMICAL, LTD. (U.K.)

MINISTRY OF AGRICULTURE - EGYPT                                    4
PISCO ESTABLISHMENT                                              137
PISCO ESTABLISHMENT                                               43
PISCO ESTABLISHMENT                                               35
H.M. CUSTOMS & EXCISE                                            465




* MOST FOREIGN SUBSIDIARY LINES ARE IN LOCAL CURRENCY, AND
   FOR PURPOSES OF THIS EXHIBIT HAVE BEEN CONVERTED TO U.S. $
   AT THE EXCHANGE RATES IN EFFECT ON 6/30/96.






                      SCHEDULE 3.01(f)



                  DISCLOSED LITIGATION



 None, except as disclosed in the (i) Annual Report on Form 10K of Crompton & Knowles Corporation for the fiscal year ended December 30, 1995, and the Quarterly Reports on Form 10Q of such company for the quarters ended March 30, 1996 and
June 29, 1996, (ii) Annual Report on Form 10K of Uniroyal
 Chemical Corporation and Uniroyal Chemical Company, Inc. for the fiscal year ended October 1, 1995, and the Quarterly Reports on Form 10Q of the same companies for the quarters ended December 31, 1995, March 31, 1996, and June 30, 1996,
 (iii) the report of Beveridge and Diamond, P.C. dated March 9, 1995, (iv) any report issued pursuant to Section 3.01(k)(xv) of this Credit Agreement and (v) Schedule 4.01(o) to this Credit
 Agreement.


                               SCHEDULE 3.02(b)(viii)

                              TO THE AMENDED AND RESTATED
                              CREDIT AGREEMENT


                     FOREIGN LOCAL COUNSEL



ITALY

GIANNI, ORIGONI & PARTNERS

BELGIUM

FRESHFIELDS

GERMANY

FRESHFIELDS

FRANCE

FRESHFIELDS

THE NETHERLANDS

LOEFF CLAEYS VERBEKE

SCOTLAND

DUNDAS & WILSON

                             Schedule 4.01(b)

                                           Shares of        Percentage of
                              Number of    Issued and       Securities
                              Shares/Class Outstanding      Owned by its
Name/Place of Incorporation   Authorized   Capital Stock    Immediate Parent

Uniroyal Chemical Corporation/ 205,000,000 24,308,403         0%
Delaware                       shares of
                               Common Stock

50,000,000 shares of Preferred (a) 12,000  12,000             0%
Stock authorized                shares of
                                B Preferred
                                Stock
                               (b) 29,721  29,721             0%
                               shares of
                               Series A
                               Cumulative
                               Redeemable
                               Preferred
                               Stock
                              (c) 2,050,000 0                 0%
                              shares of
                              Series C Junior
                              Participating
                              Preferred Stock

Purchase Rights - 718,216
Warrants - 111,930
Options - 1,821,798
**********************************
Domestic Subsidiaries

Uniroyal Chemical Company,   2,500 shares of     100 shares      100%
Inc./New Jersey (A)          Common Stock        Common Stock

Uniroyal Chemical Leasing    1,000 shares of     100 shares of   100%
Company, Inc./Delaware (B)   Common Stock        Common Stock

Nagatuck Treatment           100 shares of       100 shares of   100%
Company/Connecticut (B)      Common Stock        Common Stock

Interbel Trading, Inc./      50 shares of        50 shares of    100%
Florida (B)                  Common Stock        Common Stock

Gustafson, Inc./             150,000 shares      116,310 shares  100%
Minnesota (B)                of Common           of Common Stock
                             Stock

Uniroyal Chemical Brazil     1,000 shares of     100 shares of   100%
Holding, Inc./Delaware (B)   Common Stock        Common Stock

                             1,000 shares of     -0-              0%
                             Preferred Stock

Uniroyal Chemical Int'l     1,000 shares of     150 shares of   100%
Company/Texas (C)           Common Stock        Common Stock

                            1,000 shares of     -0-               0%
                            Preferred Stock

Gustafson Int'l            100 shares of       100 shares of     100%
Company/Texas (B)          Common Stock        Common Stock

Uniroyal Chemical Asia,    3,000 shares of     100 shares of     100%
Ltd./Delaware (B)          Common Stock        Common Stock

Lokar Enterprises, Inc./   3,000 shares of     100 shares of     100%
Delaware (A)               Common Stock        Common Stock

Trace Chemicals, Inc./     1,000 shares of     80 shares of      100%
Nevada (B)                 Common Stock        Common Stock

Uniroyal Chemical Export  1,000 shares of      100 shares of     100%
Limited/Delaware (B)      Common Stock         Common Stock

Foreign Subsidiaries

Novaquim Holdings S.A. de 50,000 shares of     50,000 shares of  100%
C.V./Mexico               Series B Capital     Series B Capital
                          Stock                Stock

Novaquim S.A. de C.V./   5,150,750 shares      5,150,750 shares  100%
Mexico (D)               of Series B           of Series B
                         Capital Stock         Capital Stock

                        683,255,080           683,255,080        100%
                        shares of Sub-        shares of Sub-
                        Series B Capital      Series B Capital
                        Stock                 Stock

Unicorb Limited/England
(B)                     636,945 shares        636,945 shares     100%
                        of Common Stock       of Common Stock

Uniroyal Quimica
 S.A.C.I./              3,000 shares of       3,000 shares of    100%
 Argentina (B)          Common Stock          Common Stock

Uniroyal Chemical
 Investments           1,000,000 shares       1,000,000 shares   100%
 Ltd./ Canada (B)      of Common Stock        of Commmon Stock

Uniroyal Chemical Ltd./4,000,000 shares       440,000 shares     100%
Canada (E)             of Common Stock        of Common Stock

Uniroyal Chemical
 Participacones       2,700,996,670          2,700,996,670       100%
Ltda./Brazil (F)      Quotas                 Quotas

Uniroyal Quimica
 S.A./Brazil (G)     2,798,781,305          2,798,781,305        100%
                     shares of              shares of Common
                     Common Stock           Stock

Premier Chemical
 Co. Ltd./           3,970,740 shares      3,970,740 shares       80%
Taiwan (B)           of Common             of Common Stock
                     Stock

Uniroyal Chemical
 Holdings          250,000 shares         50,000 shares of       100%
B.V./Netherlands   of Common Stock        Common Stock
(H)

Uniroyal Chimica
 S.p.A./          10,000 shares of        10,000 shares of       100%
Italy (I)         Common Stock            Common Stock

Uniroyal Chemical
 B.V./The        500 shares of            500 shares of          100%
Netherlands (J)  Common Stock             Common Stock

Uniroyal Chemical
 Technology     2,000 shares of          400 shares of           100%
B.V./The        of Capital Stock         of Capital Stock
Netherlands (B)

Uniroyal Chemical
 (Proprietary)  25,000 shares of        25,000 shares of         100%
Limited/South   Common Stock            Common Stock
Africa (B)

Uniroyal Chemical
 S.A.R.L./     20 Quota Units          20 Quota Units            100%
Switzerland (B)

Uniroyal Chemical
 S.A./         10,000 shares of        10,000 shares of          100%
Spain (B)      Common Stock            Common Stock

Uniroyal Chemical
 Pty. Ltd./   1,000,000 shares         500,000 shares           100%
Australia (B) of Common Stock          of Common Stock

Hannaford
 Seedmaster
 Services     10,000 shares of        10,000 shares of         100%
Services      Common Stock            Common Stock
(Australia)
Pty. Ltd./
Australia (K)

Industrias
Gustafson S.A.  50 shares of           50 shares of             100%
de C.V./ Mexico Common Stock           Common Stock
(L)

Uniroyal
 Chemical Int'l Unlimited no. of       1,000 shares of          100%
Sales Corp./    Common Shares          Common Stock
Barbados (M)

Uniroyal
 Chemical Ltd./ 5,000,000 shares       1,697,372 shares         100%
Scotland (B)    of Common Stock        of Common Stock

Uniroyal Chemical 100,000 shares       4,000 shares of          100%
Company Limited/  of Capital Stock     Capital Stock
Bahamas/Delaware
(B)

Hancock Tire Co.
 Limited/        400 shares of         3 shares of             100%
Canada (F)       Common Stock          Common Stock

                 15 shares of          -0-                     0%
                 Preferred Stock

Domestic Affiliates

Monochem, Inc./  500 shares of         500 shares of            100%(*)
Louisiana (B)    Class A Common        Class A Common
                 Stock                 Stock

                 500 shares of         500 shares of             0%
                 Class B Common        Class B Common
                 Stock                 Stock

                1,500,000 shares      501,020 shares of           33.1%
                of Class C Common     Class C Common Stock
                Stock

Rubicon Inc./
Louisiana (B)  5,000,000 shares        400,000 shares of          100%(*)
               of Class A              Class A Common
               Common Stock            Stock

               5,000,000 shares        400,000 shares of          0%
               of Class B Common       Class B Common
               Stock                   Stock

NPC Services,
Inc./          100 shares of           100 shares of              12.75%
Louisiana (B)  Common Stock            Common Stock

Foreign Affiliates

TOA UNI Chemical 490,000 Group          490,000 Group            100%(*)
Manf. Ltd./      A Shares               A Shares
Thailand (B)
                510,000 Group           510,000 Group            0%
                B Shares                B Shares

TOA UNI Chemicals
Ltd./          14,700 Group            14,700 Group               100%(*)
Thailand (B)   A Shares                A Shares

               15,300 Group            15,300 Group              0%
               B Shares                B Shares
Orchem (Prop)
Ltd./          1,050,000 shares       1,050,000 shares           0%
S. Africa (B)  of Class A Common      of Class A Common
               Stock                  Stock

               450,000 shares        450,000 shares               100%(*)
               of Class B Common     of Class B Common
               Stock                 Stock

Herdillia
Unimers Ltd./ 35,000,000             33,000,000 Equity            10.0%
India (F)     Equity Shares          Shares

Unikor Chem.
Inc./         408,000 shares        408,000 shares                50%
Korea (B)     of Common Stock       of Common Stock

(A) Owned by Uniroyal Chemical Corporation
(B) Owned by Uniroyal Chemical Company, Inc.
(C) 66-2/3% owned by Uniroyal Chemical Company, Inc. and 33-1/3% owned by Uniroyal Chemical Brazil Holding Inc.
(D) Owned by Nobaquim Holding, S.A. de C.V.
(E) Owned by Uniroyal Chemical International Company
(F) Owned by Uniroyal Chemical Ltd.
(G) Owned by Uniroyal Chemical Participacoes Ltda.
(H) Owned by Gustafson International Company
(I) Owned by Uniroyal Chemical Holdings B.V.
(J) Owned by Uniroyal Chimica S.p.A.
(K) Owned by Uniroyal Chemical Pty. Ltd.
(L) Owned by Gustafson, Inc.
(M) Owned by Uniroyal Chemical Export Limited

(*) Uniroyal Chemical Company, Inc. holds the following combined voting power of the entities indicated:

Monochem, Inc. - 50%
Rubicon Inc. - 50%
TOA UNI Chemical Manufacturing Ltd. - 48.9%
TOA UNI Chemicals Ltd. - 49%
Orchem (Proprietary) Ltd. - 30%




8/08/96
Subsidiaries


                      Place of                                  & Owned
Name                 Organization  Authorized  Issued  Owner    By Owner

CK Holding            DE            1,000       750   Crompton &
Corporation                                           Knowles Corp 100%

CNK Disposition Corp. FL                              Crompton &   100%
                                                      Knowles Corp

CNK Specialities   Netherlands                     KEM Manufact.  100%
Holding B.V.                                        Corp.

Crompton & Knowles
Overseas Corporation DE           2,000     100     Crompton &    100%
                                                   Knowles Corp.

Crompton & Knowles
Canada Limited     Canada       Unlimited   104.4  Crompton &      69.6
                                                   Knowles Corp
                                            45.6   Crompton &
                                                   Knowles Overseas
                                                   Corp.            30.4
Crompton & Knowles Chemical Realty Pennsylvania

Crompton & Knowles
Europe S.A.     Belgium           60,000    59,999  Crompton &
                                                  Knowles Overseas
                                                  Corporation     99.98
                                              1   Crompton &
                                                  Knowles Corp.     .02
Crompton & Knowles
(France) S.A. France            1,021,470 1,021,464 Crompton &
                                                 Knowles Europe S.A.99%
                                           1  V. Calarco   Less than 1%
                                           1  C. Marsden   Less than 1%
                                           1 G.Fickenscher Less than 1%
                                           1 E. Mortier    Less than 1%
                                           1 A. Caste (in process to be
                                        changed to P. Boury)Less than 1%
                                           1 J. Ferguson    Less than 1%

Crompton & Knowles
(Hong Kong) Ltd.   Hong Kong        1         1   Crompton &
                                                Knowles Europe S.A. 100%

Crompton & Knowles Korea    20,000      10,000   Crompton & Knowles
(Korea) Ltd.                                     Europe S.A.       100%

Davis-Standard
Corporation     Delaware    1,000      500     CK Holding Corp.     100%

Davis-Standard
(Deutschland) GmbH Germany               Davis-Standard Corp.

Davis-Standard
(France) SARL    France    7,326      2,400  Crompton & Knowles
                                             Corporation          32.76
                                      4,926  Grandma Food
                                             Products Ltd.        67.24

Crompton & Knowles Colors
 Incorporated
                Delaware   1,000      500     CK Holding Corp.  100%

ER-WE-PA Davis-
Standard GmbH  Germany  10,000,000  9,999,999 Davis-Standard
                                              (Deutschland)     99%

                                      1  ER-We-PA D-S Beteiligungs
                                        GmbH            Less than 1%

Ingredient Technology
 Corporation    Delaware 1,000       10  CK Holding Corp.     100%


Grandma Food Products
, Ltd.            Quebec, Unlimited  251   Ingredient Technology 100%
                  Canada             Common  Corporation
                          Unlimited   1,000                      100%
                                    Preferred "A"

Killion Extruders,
 Inc.          New
               Jersey 14,997,240   3,006,700 Davis-Standard Corp. 100%
                                    Common
                      1,400         1,050                         100%
                                Preferred "A"
                      1,360        1,360                          100%
                                Preferred "B"

KEM International
 Corporation  Delaware 2,000      250     KEM Manufacturing
                                                Corporation     100%

KEM Manufacturing
 Corporation     Georgia                  Crompton & Knowles
                                          Corporation           100%

Orlex Chemicals Corporation     New Jersey                      100%

Crompton & Knowles
 I.P.R.         Delaware 3,000      250  Crompton & Knowles Corp. 100%
 Corporation

Crompton & Knowles
 Acceptance
 Corporation  MA         7,500      100   Crompton & Knowles Corp.100%

C&K Services S.A. Brussels, 149,000 149,000 Crompton & Knowles
                  Belgium                               Europe S.A.99%+
                                1 Crompton & Knowles Corp Less than 1%

Crompton & Knowles
(Nederland) B.V. Tilburg,      100  100  Crompton & Knowles
             Netherlands                  Europe S.A.             100%

Crompton & Knowles
 (Deutschland)
 GmbH        Dusseldorf,       50   50    Crompton & Knowles
              Germany                      Europe S.A.            100%


Crompton & Knowles
(U.K.) Ltd.   Manchester,  800,000  799,999 Crompton & Knowles
                U.K.                         Europe S.A.       99%
                                     1      Crompton & Knowles
                                            (Nederland)B.V.  Less than 1%

Crompton & Knowles
(Italia) SRL    Milan,    20,000   14,000  Crompton & Knowles
                Italy                           Europe S.A.      70%
                                  6,000   Crompton & Knowles
                                            (Nederland) B.V.     30%

Crompton & Knowles
 (Portugal) LDA Lisbon, 5,000,000 3,500,000 Crompton & Knowles
               Portugal                      Europe S.A.        70%
                                   1,500,000 Crompton & Knowles
                                             (Nederland) B.V.   30%

Crompton & Knowles
(Espana) SL  Barcelone,  2,300,000  2,188,000 Crompton & Knowles
             Spain                               Europe S.A.     95%
                                       112,000 Crompton & Knowles
                                               (Nederland) B.V.   5%

Crompton & Knowles
(Luxembourg) S.A. Luxembourg 1,250 1,250  Crompton & Knowles
                                                 Europe S.A.    100%

C&K Services
(Luxembourg) S.A. Luxembourg  1,250  125   Crompton & Knowles
                                                 Europe S.A.     100%

Ifatex Chemische
 Produkte GmbH     Dusseldorf, 4       4     Crompton & Knowles
                   Germany                  (Deutschland GmbH)    100%


Crompton & Knowles  LaMadeline  20    20     Overseas Corp.   100%
International) SARL     France

Crompton & Knowles
  International Inc.  Virgin Islands

Superior Chemical Corporation

CNK One B.V.

CNK Two B.V.

CNK S.R.L.

Italiana S.R.L.






                               SCHEDULE 4.01(d)



                     AUTHORIZATIONS, APPROVALS, ACTIONS,
                        NOTICES AND FILINGS



1. Authorization of the Merger and the transactions contem-plated by the Merger Agreement by stockholders of Crompton
      & Knowles Corporation.

2. Authorization for inclusion of the shares of Crompton & Knowles Corporation common stock to be issued in the Merger and the transactions contemplated by the Merger Agreement on the NYSE, subject to official notice of issu-ance.

3.   Actions required by the Hart-Scott-Rodino Antitrust
     Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

4. Registrations or other actions required under federal and state securities laws as are contemplated by the Merger
      Agreement.

5. Authorization of the Merger and the transactions contem-plated by the Merger Agreement by stockholders of Uniroyal
      Chemical Corporation.

6.   As may be required under the following instruments:
     a.   $125 Million Revolving Credit Facility of Crompton &
          Knowles Corporation

     b. Indenture, dated as of February 8, 1993, among Uniroyal Chemical Corporation and State Street Bank and Trust Company, as Trustee, relating to the 10 %
          Senior Notes due 2002.

     c. Indenture, dated as of February 8, 1993, among Uniroyal Chemical Corporation and United States Trust
          Company of New York, as Trustee, relating to the 11%
          Senior Subordinated Notes due 2003.

     d. Indenture, dated as of February 8, 1993, among Uniroyal Chemical Corporation and The Shawmut Bank
          Connecticut, N.A., as Trustee, relating to the 12%
         Subordinated Discount Notes due 2005.

    e. Indenture, dated as of September 1, 1993, among Uniroyal Chemical Company, Inc. and State Street Bank and Trust Company, as Trustee, relating to the 9%
        Senior Notes due 2000.

    f. Amended and Restated $150 Million Credit Agreement, dated as of December 21, 1995, among Uniroyal
      Chemical Company, Inc., as borrower, various lenders and Citibank USA, Inc., as Agent (and related documents).

g. Warrant Agreement, dated as of October 30, 1989, between Uniroyal Chemical Corporation and Avery, Inc.

h. Loan Agreement, dated as of March 16, 1995, among Uniroyal Chimica S.p.A., Citibank N.A., as Agent, and the Banks party thereto.

   i. Finance Agreement, dated as of May 15, 1992, between Uniroyal Chemical Company Limited, Borrower, and
        Overseas Private Investment Corporation, Loan
        Guarantor (and related documents).

 7. Receipt of legal opinions, accountant letters, officers' certificates and "affiliate" letters as prescribed by the Merger Agreement.

  8. Execution of employment agreements with certain officers of Uniroyal Chemical Corporation as prescribed by the Merger Agreement.

  9. Filing of Uniform Commercial Code financing statements as contemplated by the Uniroyal Security Agreement, to be filed on or about the Effective Date.

  10. Delivery of the instruments evidencing the Pledged Debt as contemplated by the Security Agreement.

  11. Delivery of the certificates evidencing the Pledged Shares as contemplated by the Crompton Security Agreement.

  12. Delivery of the Blocked Account Letters as contemplated by the Uniroyal Security Agreement.





                             Disclosure Schedules



 1.   Schedule 4.01(o) - Part I

 (a) See the environmental report of Beveridge & Diamond dated March 9, 1995 ("B & D Report") and the public filings of Uniroyal Chemical Corporation including but not limited to its Annual Report on Form 10-K for the fiscal year ended October 1, 1995, its Quarterly Reports on Form 10-Q for the periods ended December 31, 1995, March 31, 1996 and June 30, 1996 and its Prospectus used in connection with its initial public offering of Common Stock dated March 16, 1995 (collectively, its "Public Filings").

 (b)  Uniroyal Chemical Company's Painesville, Lake County,
    Ohio Plant (the "Painesville Plant") manufactures nitrile rubber. The Painesville Plant pretreats and discharges its process wastewater to the Lake County sewer system for treatment at Lake County's Greater Mentor Wastewater Treatment Plant ("GMWTP"). In June 1993, Lake County submitted to Ohio EPA a proposed Local Limit aimed at regulating the amount of substances, which absorb at 230 nanometers, that are discharged in wastewater to the GMWTP. Ohio EPA approved the Local Limit in March 1994.

    One of the principal ingredients in the Painesville
    Plant's nitrile rubber manufacturing process, which is known as Tamol, absorbs at 230 nanometers. As a result, the Painesville Plant appealed Ohio EPA's approval of the Local Limit to the Ohio Environmental Board of Review (the "EBR"). The EBR plans to hold an evidentiary hearing on the Painesville Plant's appeal in December 1996. If the EBR's decision is adverse to the Painesville Plant, it may appeal the decision to the Ohio courts. If the Painesville Plant loses its appeal and the Local Limit becomes final, the Plant would be required to modify its nitrile rubber recipes to remove or reduce the amount of Tamol used and/or install some form of additional pretreatment.
    (c) Crompton Corp. has been designated along with others as a potentially responsible party under CERCLA or comparable state statutes, at the Industrial Solvent & Chemical Company solvent reprocessing facility in York County, Pennsylvania, and the Spectron waste site in Elkton Maryland. CNK Disposition Corp. has been designated along with others as a potentially responsible party under CERCLA or comparable state statutes, at the Taylor Road Landfill and the Bay Drums drum recycling sites located in Hillsborough County, Florida.


 (d)  In CPS Chemical Co., Inc. v. Evor Phillips Leasing
  Co., Inc., et al., (C.A. 94-4107, D.C.N.J.), the plaintiffs allege that hazardous substances migrated from the Evor
  Phillips Site to the adjoining property of CPS Chemical
  Company, Inc. ("CPS Site"), contaminating the CPS Site and the groundwater beneath it. The plaintiffs were required by a 1988 consent order to perform remediation in connection with contamination at the CPS Site.

   In Adhesives Research v. American Inks & Coatings,
   (C.A. 1:CV-95-1975, M.D. Pa.), the plaintiffs seek to recover cleanup and other response costs and to obtain contribution from Crompton Corp. and the other defendants in connection with the Industrial Solvent & Chemical Company solvents reprocessing facility located in York County, Pennsylvania.
  (e) KEM Manufacturing Corporation ("KEM"), a wholly-owned subsidiary of Crompton Corp. acquired in 1976, was named along with others, a potentially responsible party under the New
  Jersey Spill Compensation and Control Act by the New Jersey
   Department of Environmental Protection and Energy with respect to the Evor Phillips waste disposal site located in central New
   Jersey ("Evor Phillips Site"). It appears that KEM held title to the site between 1970 and 1974, prior to the acquisition of KEM by Crompton Corp., but that KEM did not own or operate any facility at the site. On September.28, 1995, KEM was released by the State of New Jersey as a potentially responsible party with respect to the Evor Phillips Site upon payment to the state of $175,000.

 2.   Schedule 4.01(o) - Part II
  (a) With respect to Uniroyal Chemical Corporation and its Subsidiaries, none, except as disclosed or reflected in the B & D Report and the Public Filings including the reserves for environmental contingencies reflected in the financial statements contained in the Public Filings.
  (b) Crompton Corp. has been designated along with others as a potentially responsible party under CERCLA or comparable state statutes, at the Industrial Solvent & Chemical Company solvent reprocessing facility in York County, Pennsylvania, and the Spectron waste site in Elkton Maryland. CNK Disposition Corp. has been designated along with others as a potentially responsible party under CERCLA or comparable state statutes, at the Taylor Road Landfill and the Bay Drums drum recycling sites located in Hillsborough County, Florida.
  (c)  In CPS Chemical Co., Inc. v. Evor Phillips Leasing
   Co., Inc., et al., (C.A. 94-4107, D.C.N.J.), the plaintiffs allege that hazardous substances migrated from the Evor Phillips Site to the adjoining property of CPS Chemical Company, Inc. ("CPS Site"), contaminating the CPS Site and the groundwater beneath it. The plaintiffs were required by a 1988 consent order to perform remediation in connection with contamination at the CPS Site.
 In Adhesives Research v. American Inks & Coatings,
 (C.A. 1:CV-95-1975, M.D. Pa.), the plaintiffs seek to recover cleanup and other response costs and to obtain contribution from Crompton Corp. and the other defendants in connection with the Industrial Solvent & Chemical Company solvents reprocessing facility located in York County, Pennsylvania.
 (d) KEM Manufacturing Corporation ("KEM"), a wholly-owned subsidiary of Crompton Corp. acquired in 1976, was named along with others, a potentially responsible party under the New
Jersey Spill Compensation and Control Act by the New Jersey Department of Environmental Protection and Energy with respect to the Evor Phillips waste disposal site located in central New Jersey ("Evor Phillips Site"). It appears that KEM held title to the site between 1970 and 1974, prior to the acquisition of KEM by Crompton Corp., but that KEM did not own or operate any facility at the site. On September.28, 1995, KEM was released by the State of New Jersey as a potentially responsible party with respect to the Evor Phillips Site upon payment to the state of $175,000.

3.   Schedule 4.01(o) - Part III
 (a)  The matters described or referred to in Schedule
 4.01(o) - Part II are hereby incorporated by reference.
 (b) Uniroyal Chemical Company has received a notice from the State of Ohio regarding the Painesville Plant alleging water and soil contamination of the facility and inviting Uniroyal Chemical Company to negotiate a Consent Order governing performance of on-site studies. Uniroyal Chemical Company intends to attempt to negotiate such an Order which would also encompass the adjoining property owned by Dartron
 Corporation which at one time was owned and operated by Uniroyal Chemical Company. The Dartron property has been thus far included by Ohio as part of the much larger Diamond Shamrock site study area rather than as part of the Painesville Plant study area.

(c) Compton Colors is conducting remediation at its Nutley, New Jersey dyes manufacturing plant under the New
Jersey Industrial Site Recovery Act ("ISRA") in connection with its purchase of the facility in 1990 from Atlantic Industries, Inc. CNK Disposition Corporation is conducting remediation at its former manufacturing facility in Tampa, Florida pursuant to a consent order with the State of Florida. KEM Manufacturing Corporation is conducting remediation at its former warehouse and formulation site in East Brunswick, New Jersey under ISRA.
(d) Crompton Corp. has been designated along with others as a potentially responsible party under CERCLA or comparable state statutes, at the Industrial Solvent & Chemical Company solvent reprocessing facility in York County, Pennsylvania, and the Spectron waste site in Elkton Maryland. CNK Disposition
 Corp. has been designated along with others as a potentially responsible party under CERCLA or comparable state statutes, at the Taylor Road Landfill and the Bay Drums drum recycling sites located in Hillsborough County, Florida.



                           SCHEDULE 4.01(t)

                            EXISTING DEBT

                              ( @ 6/30/96 )

                               ( $ OOO'S ) *


                                                           OUT-     UN-
                                                         STAND-   USED
                                                            ING    COM-
                                               TOTAL    BORROW-     MIT-
I. LOAN FACILITIES    DESCRIPTION              LINE(S)      INGS  MENTS

   CROMPTON & KNOWLES CORPORATION

BANKERS TRUST COMPANY REVOLVING CREDIT AGREE.  125,000   75,000   50,000
FLEET BANK            UNSECURED SHORT-TERM DEBT 27,200   27,200        0
FIRST UNION BANK      UNSECURED SHORT-TERM DEBT 20,000   20,000        0
BANK OF NEW YORK      UNSECURED SHORT-TERM DEBT  9,300    9,300        0
CHASE MANHATTAN BANK  UNSECURED SHORT-TERM DEBT 15,000   15,000        0
INDUSTRIAL REV. BONDS INDUSTRIAL REVENUE BONDS   4,000    4,000        0
BANK OF NEW YORK      UNSECURED SHORT-TERM DEBT 10,000        0   10,000
NEW ENGLAND LIFE INS. LIFE INSURANCE POLICY LOAN 6,986    6,986        0


    CROMPTON & KNOWLES COLORS, INC.,
            DAVIS STANDARD CORP.  &
        INGREDIENT TECHNOLOGY CORP.

CHASE MANHATTAN BANK  UNSECURED SHORT-TERM DEBT  5,000        0    5,000


    CROMPTON & KNOWLES EUROPE S.A.

CREDIT LYONNAIS       NOTES PAYABLE & OVERDRAFT 19,084    3,858   15,226
BANK BRUSSELS LAMBERT NOTES PAYABLE & OVERDRAFT  2,544        0    2,544
GENERALE DE BANQUE    NOTES PAYABLE & OVERDRAFT    954        0      954


       ER-WA-PA DAVIS STANDARD GmbH

COMMERZBANK           NOTES PAYABLE & OVERDRAFT  4,902        0    4,902
WESTDEUTSCHE
   LANDESBANNOTES     PAYABLE & OVERDRAFT        4,902        0    4,902


UNIROYAL CHEMICAL COMPANY, INC. (USA)

VARIOUS BONDHOLDERS   9% SR. SECURED NOTES     252,800  252,800        0
CREDIT SUISSE         A/R SECURED LOAN FACILITY 15,000    5,306    9,694
CITIBANK, N.A.        REVOLVER                 150,000   31,419  100,216




         UNIROYAL CHIMICA S.p.A. (ITALY)

BANCO DI NAPOLI           OVERDRAFT & CURRENCY   2,610      670    1,940
                               LOANS EXPORT
MONTE DEI PASCHI DI SIENA      "                 4,890    1,599    3,291
BANCA COMMERCIALE ITALIANA     "                 3,260        0    3,260
BANCA DI ROMA                  "                 3,260      471    2,789
CREDITO ROMAGNOLO              "                 1,304        0    1,304
ISTITUIO BANCARIO
   S. PAOLO DI TORINO          "                 4,623      256    4,367
BANCA NAZIONALE DEL LAVORO     "                 3,384      924    2,460
BANCA ITALO ROMENA             "                 1,630        0    1,630
CREDITO ITALIANO               "                   196        0      196

BANCA NAZIONALE DEL LAVORO LONG-TERM DEBT          835       85        0
BANCA NAZIONALE DEL LAVORO     "                 1,089      239        0
BANCA NAZIONALE DEL LAVORO     "                   730      561        0
BANCA NAZIONALE DEL LAVORO     "                   126      126        0
BANCA NAZIONALE DEL LAVORO     "                 3,651    1,956        0
CITIBANK                       "                47,100   29,666        0
CITIBANK - STANDBY             "                12,560    5,216    7,344


      UNIROYAL CHEMICAL, LIMITED (U.K.)

NATIONAL WESTMINSTER  OVERDRAFT FACILITY           775      500      275


     UNIROYAL CHEMICAL, LTD. (CANADA)

ROYAL BANK OF CANADA  REVOLVER                  11,100        0   11,100


     PREMIER CHEMICAL COMPANY, LTD. (TAIWAN)

ROYAL BANK OF CANADA  MULTI-PURPOSE              2,000      543    1,457
HONG KONG BANK                      "              545        0      545


      UNIROYAL CHEMICAL PTY. LTD. (AUSTRALIA)

NATIONAL AUSTRALIA BANOVERDRAFT                    789        0      789


   HANNAFORD SEEDMASTER SERVICES
                  PTY. LTD (AUSTRALIA)

WESTPAC               OVERDRAFT                  1,066        0    1,066
    "      "          EQUIPMENT FINANCE            395        0      395
    "      "          REMITTANCE L/C                 8        0        8
    "      "          BANKERS' UNDERTAKING           8        0        8
    "      "          FORWARD EXCHANGE CONTRACT    494       42      452
    "      "          TAPE NEGOTIATION AUTHORITY    40        0       40


   UNIROYAL CHEMICAL COMPANY, LTD. (BAHAMAS)

BANKERS TRUST CO.     OPIC GUARANTEED LOAN      10,800    1,906        0


        UNIROYAL QUIMICA S.A. (BRAZIL)

ITAU                  SHORT-TERM DEBT              200        0      200


       UNIROYAL CHEMICAL EXPORT, LTD.

CREDIT SUISSE         A/R SECURED LOAN FACILITY 15,000        0   15,000
                      (CO-BORROWER WITH UCCI)
                (1) included in Uniroyal Chemical Co., Inc. amount
               UNIROYAL CHEMICAL B.V.

ABN-AMRO              UNSECURED OVERDRAFT FACIL  1,500        0    1,500


II. LETTERS OF CREDIT                                 AMOUNT OF L/C

  CROMPTON & KNOWLES CORPORATION

PENNSYLVANIA DEPT. OF EPA                                     6,000
FIRST UNION BANK, AS TRUSTEE                                  4,123
NEW JERSEY DEPT. OF EPA                                       3,558
PENNSYLVANIA DEPT. OF EPA                                     3,772
ENVIRONMENTAL PROTECTION AGENCY                                 196
CONTINENTAL CASUALTY COMPANY                                  3,471
INSURANCE CO. OF NORTH AMERICA                                  130
INSURANCE CO. OF NORTH AMERICA                                  100
HARTFORD INSURANCE COMPANY                                       20
BANCO NATIONAL DE MEXICO S.A.                                    35
CHINA NATIONAL OVERSEAS TRADING                                 358
INDIAN ALUMINUM COMPANY, LTD                                    471
WIHURI OY WIPAK                                                 455
HUBEI JIANGYU PLASTICS INDUSTRY DEV. CO., LTD.                  228
SUN A ENTERPRISE CO., LTD                                       280
PKL - VARPACKUNGSSYTEME GmbH                                  4,438
THE PAPER PRODUCTS, LTD                                          20
DAELIM ENGINEERING CO., LTD                                       9
BARCLAY'S BANK, LTD                                              27
AT & T NETWORK SYSTEMS IRELAND LTD                              311
J.K. INDUSTRIES, LTD.                                            18
KLERK'S PLASTICS RECYCLING N.V.                                 111
BANK HAPOALIM B.M.                                               27
DALIAN VASTONE COMMUNICATION CABLE CORP.                         37
GIZA CABLE TELEPHONE CO.                                         32
ANZ GRINDLAYS BANK PLC                                           37
DALIAN TIENCHENG PACKING MATERIAL                               208
RATHI DYE CHEM PVT. LTD                                         409
DIVIYA CHEMICALS LTD                                            211


UNIROYAL CHEMICAL COMPANY, INC. (USA)                 AMOUNT OF L/C

NATIONAL UNION FIRE INS.                                      2,411
NATIONAL UNION FIRE INS.                                        964
PREMIER/BAYOU SORREL TRUST                                      229
NUCLEAR REGULATORY COMMISSION                                   150
BANKERS TRUST/O.P.I.C.                                          676
KREDIETBANK/CHEMICAL FORWARDERS                                 150
KREDIETBANK/CHEMICAL FORWARDERS                                 175
FREGATA S.A. (CUSTOMS OFFICE)                                   100
L. MARQUEZ                                                       10

      PREMIER CHEMICAL COMPANY LTD. (TAIWAN)

ROYAL BANK OF CANADA       USANCE                               381

        UNIROYAL QUIMICA, S.A. (BRAZIL)

BANCO ITAU S/A                                                   61
BANCO DE BOSTON                                                  46


III LETTERS OF GUARANTY                          AMOUNT OF GUARANTY

   CROMPTON & KNOWLES CORPORATION

CHASE MANHATTAN BANK       UNSECURED S-T SUB LOANS            5,000

    CROMPTON & KNOWLES COLORS, INC.,
            DAVIS STANDARD CORP.  &
        INGREDIENT TECHNOLOGY CORP.

CHASE MANHATTAN BANK   L/C'S ISSUED FOR CROMPTON & KNOWKES   10,891

UNIROYAL CHEMICAL COMPANY, INC. (USA)

OVERSEAS PRIVATE INVESTMENTBAHAMAS LOAN                      10,800
ICI (RUBICON/RCRA)   LA. EPA OBLIGATIONS                      2,780
CITIBANK             UNIKOR LOCAL LINES OF CREDIT             1,800
SIAM COMMERCIAL BANK THAILAND J.V.-OVERDRAFT & SHORT-TERM LOAN  490
SIAM COMMERCIAL BANK THAILAND J.V. - OVERDRAFT                   98
SIAM COMMERCIAL BANK THAILAND J.V. - SHORT-TERM LOAN            588
SIAM COMMERCIAL BANK THAILAND J.V. - L/C & TRUST RECEIPT        392
SIAM COMMERCIAL BANK THAILAND J.V. - OFFSHORE LOAN            2,940
SIAM COMMERCIAL BANK THAILAND J.V. - LEGAL GUARANTY              98
CREDIT SUISSE        EUROPEAN RECEIVABLES                    15,000




        UNIROYAL CHIMICA S.p.A. (ITALY)

BANCA NAZIONALE DEL LAVORO METAN GAS USAGE                       59
BANCA NAZIONALE DEL LAVORO CUSTOM DUTY VAT - ANTWERP             46
ISTITUTO BANCARIO
     S. PAOLO DI TORINO    CUSTOM DUTY VAT - ROME                98
         "                 CUSTOM DUTY VAT - APRILIA            196
         "                 WASTE DISPOSAL (LOCAL GOVERNMENT     130
         "                 GOVERNMENT RAILWAYS                    6
BANCO DI NAPOLI            TELEX EXPENSES COVERAGE IN FAVOR       2
                                  POST & TELECOMMUNICATIONS IND.


        UNIROYAL CHEMICAL, LTD. (U.K.)

MINISTRY OF AGRICULTURE - EGYPT                                   4
PISCO ESTABLISHMENT                                             137
PISCO ESTABLISHMENT                                              43
PISCO ESTABLISHMENT                                              35
H.M. CUSTOMS & EXCISE                                           465




* MOST FOREIGN SUBSIDIARY LINES ARE IN LOCAL CURRENCY, AND
   FOR PURPOSES OF THIS EXHIBIT HAVE BEEN CONVERTED TO U.S. $
   AT THE EXCHANGE RATES IN EFFECT ON 6/30/96.




                               SCHEDULE 4.01(w)



                            MATERIAL SUBSIDIARIES



                      CK Holding Corporation
                      Crompton & Knowles Overseas Corporation
                      Crompton & Knowles Europe S.A.
                      Crompton & Knowles (France) S.A.
                      Davis-Standard Corporation
                      Davis-Standard (Deutschland) GmbH
                      Davis-Standard (France) SARL
                      Crompton & Knowles Colors Incorporated
                      ER-WE-PA Davis-Standard GmbH
                      Ingredient Technology Corporation
                      Grandma Food Products, Ltd.
                      KEM Manufacturing Corporation
                      C&K Services S.A.
                      C&K Services (Luxembourg) S.A.
                      Uniroyal Chemical Corporation
                      Uniroyal Chemical Company, Inc.
                      Premier Chemical Company Ltd.
                      Uniroyal Chemical Export Limited
                      Uniroyal Chemical Leasing Company, Inc.
                      Uniroyal Chemical Limited
                      Novaquim Holdings S.A. de C.V.
                      Novaquim S.A. de C.V.
                      Gustafson International Company
                      Uniroyal Chemical Holdings B.V.
                      Uniroyal Chimica S.p.A.
                      Uniroyal Chemical B.V.
                      Gustafson, Inc.
                      Uniroyal Chemical International Company
                      Uniroyal Chemical LTD/LTEE
                      Uniroyal Chemical Participacoes Ltda.
                      Uniroyal Quimica S.A.
                      Uniroyal Chemical Brazil Holding, Inc.
                      Uniroyal Chemical Pty. Ltd.
                      Uniroyal Chemical Company Limited
                      Uniroyal Chemical Investments Ltd.
                      Trace Chemicals Inc.
Schedule 5.02(a)

Debtor:  Crompton & Knowles Colors Incorporated

                        Index   Filing   Filing
Jurisdiction            Date    Date     Number   Secured Party    Collateral

NC - Sec. of State              9/27/95  1267402  Bankers Leasing  Specified
                                                  Assoc., Inc.     Assets

Debtor:  Crompton & Knowles Corporation

CT - Sec. of State      4/9/96  5/19/93  1011971  Datronic Equip.  Specified
                                                  Income Fund      Equipment
                                                  XVII, L.P.

CT - Sec. of State      4/9/96  5/24/93  1013330  Caterpillar Fin. Specified
                                                  Services Corp.   Equipment

CT - Sec. of State      4/9/96  8/26/93  1025926  Caterpillar Fin. Specified
                                                  Services Corp.-  Equipment
                                                  Amendment

CT - Sec. of State      4/9/96  1/18/94  1042994  Citicorp Dealer  Specified
                                                  Fin.             Equipment

CT - Sec. of State      4/9/96  3/14/94  1049268  Caterpillar Fin. Specified
                                                  Services Corp.   Equipment

CT - Sec. of State      4/9/96  6/22/94  1062559  Caterpillar Fin. Specified
                                                  Services Corp.   Equipment

CT - Sec. of State      4/9/96  8/10/94  1068586  Caterpillar Fin. Specified
                                                  Services Corp.   Equipment

CT - Sec. of State      4/9/96  2/23/95  1607933  Toyota Motor     Specified
                                                  Credit Corp.     Equipment

CT - Sec. of State      4/9/96  6/5/95   1627933  Assignment from  Specified
                                                  Toyota Motor     Equipment
                                                  Credit Corp. to
                                                  Citicorp Dealer
                                                  Finance

CT - Sec. of State      4/9/96  9/27/95  1646673  Caterpillar Fin. Specified
                                                  Services         Equipment

NC - Mecklenburg        8/9/96  7/10/90  346-323  Cyclone Roofing  Mechanic
     County                                        Company          Lien Claim
                                                                   $15,962.00

NC - Mecklenburg        8/9/96  10/5/95   013981  McRae Graphics,  Specified
     County                                       Inc.             Equipment

Debtor:  Gustafson, Inc.

IL - Sec of State       7/19/96 6/24/88   2443312 First            Specified
                                                  Illinois         Assets
                                                  Bk. of Evanston,
                                                  N.A.
IL - Sec of State       7/19/96 5/10/93   3119568   First           Specified
                                                    Illinois Bank   Assets
                                                    of Evanston,
                                                    N.A.-
                                                    Continuation

IL - Sec of State       7/19/96 5/23/94   3260710   Tri-Cities Sales Specified
                                                    Co., Inc.        Assets

MN - Hennepin County    6/7/96  12/23/87  87-23337  Larue, Nancy A.  Judgement
                                                    et al.           $1,308.00

Texas - Sec. of State   7/16/96 9/18/91   91-181848 The Baker Co.   Specified
                                                                    Equipment

Texas - Sec. of State   7/16/96 11/2/94   94-214318 The Baker Co.   Specified
                                                                    Equipment

WI - Sec. of State      7/15/96 11/14/90  1164353   The First Nat'l Specified
                                                    Bank of Park     Assets
                                                    Falls

WI - Sec. of State      7/15/96 9/26/95   1536213   The First Nat'l Specified
                                                    Bank of Park    Assets
                                                    Falls -
                                                    Continuation

WI - Sec. of State      7/15/96 7/8/91    1215851   U.S. Small Bus. Specified
                                                    Administration  Assets

WI - Sec. of State      7/15/96 5/17/96   1587438   U.S. Small Bus. Specified
                                                    Administration  Assets
                                                    - Continuation

WI - Sec. of State      7/15/96 8/8/91    1221927   City of Park    Specified
                                                    Falls           Equipment

WI - Sec. of State      7/15/96 4/15/94   1422601   Advance Accept. Specified
                                                    Corporation     Equipment
Debtor:  Ingredient Technology Corporation

New Jersey - Bergen     8/7/96  8/29/95   003881    CMO             Specified
County                                              Enterprises,    Equipment
                                                    Inc.

Debtor:  Uniroyal Chemical Company, Inc.


CT  - Sec. of State     4/9/96  8/29/91   936838    Citicorp        Specified
                                                    Leasing, Inc.   Equipment

CT  - Sec. of State     4/9/96  10/28/91  943524    Citicorp        Specified
                                                    Leasing, Inc.   Equipment

CT  - Sec. of State     4/9/96  11/26/91  947114    The Manifest    Specified
                                                    Group           Equipment

CT  - Sec. of State     4/9/96  12/27/91  950397    Graphics        Specified
                                                    Leasing Corp.   Equipment

CT  - Sec. of State     4/9/96  1/6/92    951382    Graphics        Specified
                                                    Leasing Corp.-  Equipment
                                                    Amends
                                                    Collateral
                                                    Description

CT  - Sec. of State     4/9/96  1/6/92    951383    Execulease Cred.Specified
                                                    Corporation     Equipment

CT  - Sec. of State     4/9/96  1/21/92   952965    Graphics        Specified
                                                    Leasing Corp.   Equipment

CT  - Sec. of State     4/9/96  1/21/92   952966    American Lease  Specified
                                                    Funding Corp.   Equipment

CT  - Sec. of State     4/9/96  1/21/92   952967    Amer. Network   Specified
                                                    Leasing Corp.   Equipment

CT  - Sec. of State     4/9/96  1/2/92    950884    Citicorp        Specified
                                                    Leasing,        Equipment
                                                    Inc.

CT  - Sec. of State     4/9/96  1/2/92    950885    Citicorp        Specified
                                                    Leasing,        Equipment
                                                    Inc.

CT  - Sec. of State     4/9/96  1/8/92    951554    Citicorp        Specified
                                                    Leasing, Inc.   Equipment

CT  - Sec. of State     4/9/96  6/2/92    968252    Citicorp        Specified
                                                    Leasing,        Equipment
                                                    Inc.

CT  - Sec. of State     4/9/96  6/22/92   970769    Graphics        Specified
                                                    Leasing Corp.   Equipment

CT  - Sec. of State     4/9/96  10/2/92   982921    Dana Comm'l     Specified
                                                    Credit Corp.    Equipment

CT  - Sec. of State     4/9/96  7/31/92   975992    IBM Credit      Specified
                                                    Corporation     Equipment

CT  - Sec. of State     4/9/96  3/26/93   1003101   Citicorp        Specified
                                                    Leasing, Inc.   Equipment

CT  - Sec. of State     4/9/96  12/30/93  1040909   Citicorp        Specified
                                                    Leasing, Inc.   Equipment

CT  - Sec. of State     4/9/96  3/30/94   1051458   Citicorp        Specified
                                                    Leasing, Inc.   Equipment

CT  - Sec. of State     4/9/96  4/14/94   1053429   Citicorp        Specified
                                                    Leasing, Inc.   Equipment

CT  - Sec. of State     4/9/96  4/25/94   1054813   Citicorp        Specified
                                                     Leasing, Inc.   Equipment

CT  - Sec. of State     4/9/96  5/2/94     1055817  Sanwa Leasing   Specified
                                                    Corp.           Equipment

CT  - Sec. of State     4/9/96  6/3/94     1060126  Citicorp        Specified
                                                    Leasing, Inc.   Equipment

CT  - Sec. of State     4/9/96  6/27/94    1063035  Citicorp        Specified
                                                    Leasing, Inc.   Equipment

CT  - Sec. of State     4/9/96  8/24/94    1070311  Pepsi Cola      Specified
                                                                    Equipment

CT  - Sec. of State     4/9/96  3/8/95     1608471  Citicorp        Specified
                                                    Leasing, Inc.   Equipment

CT  - Sec. of State     4/9/96  4/26/96    1691461  Sanwa Leasing   Specified
                                                    Corp. N/A       Equipment

NC - Gaston County      7/30/96 7/23/90    90-1818  Citibank N.A.   Specified
                                                                    Assets

NC - Gaston County      7/30/96 2/11/91    90-1818  Citibank N.A. - Specified
                                                    Amendment       Assets

NC - Gaston County      7/30/96 5/24/95    95-936   Citibank N.A. - Specified
                                                    Continuation    Assets

Ohio - Sec. of State    7/15/96 11/15/93   AK59118  Clarklift of    Specified
                                                    Cleveland Inc.  Equipment

Ohio - Lake County      7/17/96 11/16/93   93173308 Clarklift of    Specified
                                                    Cleveland Inc.  Equipment

PA - Crawford County    7/24/96 7/23/90    71055    Citibank N.A.   Specified
                                           Vol36                    Assets

PA - Crawford County    7/24/96 2/7/91     71056    Citibank N.A. - Specified
                                           Vol36    Amendment       Assets

PA - Crawford County    7/24/96 5/24/95    71055    Citibank N.A. - Specified
                                           Vol36    Continuation    Assets

Debtor:  Uniroyal Chemical Co. Accumulation Plan

NY - Sec. of State      7/24/96 5/14/91    099755   Internal        Federal
                                                    Revenue Service Tax Lien -
                                                                    $2,471.19



                  SCHEDULE 5.02(f)

                    INVESTMENTS

                    (@ 6/30/96)



      UNIROYAL CHEMICAL COMPANY, INC.

INVESTEE                                     AMOUNT ($000'S)

RUBICON                                        21,181
MONOCHEM                                        3,762
NAUGATUCK TREATMENT CO.                             2
RAPID, INC.                                        14
ORCHEM                                            498
HERDILLIA                                       1,374
TOA UNI, TLD.                                      69
TOA UNI MFG.                                    1,910
UNIKOR                                            805

TOTAL                                          29,615


                                                 EXHIBIT A-1

                    FORM OF WORKING CAPITAL A PROMISSORY NOTE


$_______________                  Dated:  _________ __, ____


          FOR VALUE RECEIVED, the undersigned, [CROMPTON & KNOWLES CORPORATION] [CROMPTON & KNOWLES COLORS INCORPORATED] [DAVIS-STANDARD CORPORATION] [INGREDIENT TECHNOLOGY CORPORATION], a [Massachusetts] [Delaware] corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of _________________________ (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the aggregate principal amount of the Working Capital A Advances (as defined below) owing to the Lender by the Borrower pursuant to the Credit Agreement dated as of August 21, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined therein being used herein as therein defined) among the Borrower, [Crompton & Knowles Corporation, a Massachusetts corporation,] [Crompton & Knowles Colors Incorporated, a Delaware corporation,] [Davis-Standard Corporation, a Delaware corporation,] [Ingredient Technology Corporation, a Delaware corporation,] Uniroyal Chemical Company, Inc., a New Jersey corporation, the Lender and certain other lender parties party thereto, Citicorp Securities, Inc., as Arranger, Citicorp USA, Inc., as Agent for the Lender and such other lender parties, and The Chase Manhattan Bank, as Managing Agent, on the Termination Date.

          The Borrower promises to pay interest on the unpaid principal amount of each Working Capital A Advance from the date of such Working Capital A Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America to Citicorp USA, Inc., as Agent, at 399 Park Avenue, New York, New York 10043 in same day funds. Each Working Capital A Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note.
          This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement.
The Credit Agreement, among other things, (i) provides for the making of advances (the "Working Capital A Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Working Capital A Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The Obligations of the Borrower under this Promissory Note, and the Obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

                            [CROMPTON & KNOWLES
                            CORPORATION] [CROMPTON &
                            KNOWLES COLORS INCORPORATED]
                            [DAVIS-STANDARD CORPORATION]
                            [INGREDIENT TECHNOLOGY CORPORATION]


                                   By ___________________
                                       Title:


            ADVANCES AND PAYMENTS OF PRINCIPAL



Date     Amount of
         Working         Amount of        Unpaid       Notation
         Capital A       Principal Paid   Principal    Made By
         Advance         or Prepaid       Balance



                                                          EXHIBIT A-2

                    FORM OF WORKING CAPITAL B-1 PROMISSORY NOTE



$_______________                    Dated:  _________ __, ____


          FOR VALUE RECEIVED, the undersigned, UNIROYAL CHEMICAL COMPANY, INC., a New Jersey corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of _________________________ (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the aggregate principal amount of the Working Capital B-1 Advances (as defined below) owing to the Lender by the Borrower pursuant to the Credit Agreement dated as of August 21, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined therein being used herein as therein defined) among the Borrower, Crompton & Knowles Corporation, a Massachusetts corporation, Crompton & Knowles Colors Incorporated, a Delaware corporation, Davis-Standard Corporation, a Delaware corporation, Ingredient Technology Corporation, a Delaware corporation, the Lender and certain other lender parties party thereto, Citicorp Securities, Inc., as Arranger, Citicorp USA, Inc., as Agent for the Lender and such other lender parties, and The Chase Manhattan Bank, as Managing Agent, on the Termination Date.

          The Borrower promises to pay interest on the unpaid principal amount of each Working Capital B-1 Advance from the date of such Working Capital B-1 Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America to Citicorp USA, Inc., as Agent, at 399 Park Avenue, New York, New York 10043 in same day funds. Each Working Capital B-1 Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note.

          This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement.
The Credit Agreement, among other things, (i) provides for the making of advances (the "Working Capital B-1 Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Working Capital B-1 Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The Obligations of the Borrower under this Promissory Note, and the Obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

                                      UNIROYAL CHEMICAL
                                      COMPANY, INC.


                                   By___________________
                                       Title:



                 ADVANCES AND PAYMENTS OF PRINCIPAL

Date     Amount of
         Working         Amount of        Unpaid       Notation
         Capital A       Principal Paid   Principal    Made By
         Advance         or Prepaid       Balance

                                                EXHIBIT A-3

                FORM OF WORKING CAPITAL B-2 PROMISSORY NOTE


$_______________               Dated:  _________ __, ____


          FOR VALUE RECEIVED, the undersigned, UNIROYAL CHEMICAL COMPANY, INC., a New Jersey corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of _________________________ (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the aggregate principal amount of the Working Capital B-2 Advances (as defined below) owing to the Lender by the Borrower pursuant to the Credit Agreement dated as of August 21, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined therein being used herein as therein defined) among the Borrower, Crompton & Knowles Corporation, a Massachusetts corporation, Crompton & Knowles Colors Incorporated, a Delaware corporation, Davis-Standard Corporation, a Delaware corporation, Ingredient Technology Corporation, a Delaware corporation, the Lender and certain other lender parties party thereto, Citicorp Securities, Inc., as Arranger, Citicorp USA, Inc., as Agent for the Lender and such other lender parties, and The Chase Manhattan Bank, as Managing Agent, on the dates and in the amounts specified in the Credit Agreement.

          The Borrower promises to pay interest on the unpaid principal amount of each Working Capital B-2 Advance from the date of such Working Capital B-2 Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America to Citicorp USA, Inc., as Agent, at 399 Park Avenue, New York, New York 10043 in same day funds. Each Working Capital B-2 Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note.

          This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement.
The Credit Agreement, among other things, (i)provides for the making of advances (the "Working Capital B-2 Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Working Capital B-2 Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The Obligations of the Borrower under this Promissory Note, and the Obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

                                      UNIROYAL CHEMICAL
                                      COMPANY, INC.


                                   By_____________________
                                       Title:


             ADVANCES AND PAYMENTS OF PRINCIPAL



Date     Amount of
         Working         Amount of        Unpaid       Notation
         Capital A       Principal Paid   Principal    Made By
         Advance         or Prepaid       Balance




                                     EXHIBIT A-4

                            FORM OF WORKING CAPITAL B-3 NOTE


$_______________                      Dated:  _________ __, ____


          FOR VALUE RECEIVED, the undersigned, [NAME OF B-3 BORROWER] ("Borrower"), HEREBY PROMISES TO PAY to the order of _________________________ (the "Lender") for the account of its
Applicable Lending Office (as defined in the Credit Agreement referred to below) the aggregate principal amount of the Working Capital B-3 Advances (as defined below) owing to the Lender by the Borrower pursuant to the Credit Agreement dated as of December 19, 1996 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Credit Agreement", the terms defined therein being used herein as therein defined) among Crompton & Knowles Corporation ("Crompton Corp."), a Massachusetts corporation, Crompton & Knowles Colors Incorporated, a Delaware corporation, Davis-Standard Corporation, a Delaware corporation, Ingredient Technology Corporation, a Delaware corporation, Uniroyal Chemical Company, Inc., a New Jersey corporation, the B-2 Borrowers named therein and the B-3 Borrowers named therein (collectively, the "Borrowers"), certain Lender Parties party thereto, Citicorp USA, Inc., as Agent for the Lender Parties, and The Chase Manhattan Bank, as Managing Agent, on the dates and in the amounts specified in the Credit Agreement.

          The Borrower promises to pay interest on the unpaid principal amount of each Working Capital B-3 Advance from the date of such Working Capital B-3 Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest in respect of each of the Working Capital B-3 Advances are payable in like funds advanced at the applicable Payment Office, in same day funds. Each Working Capital B-3 Advance owing to the Lender by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

          This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement.
The Credit Agreement, among other things, (i) provides for the making of Working Capital B-3 Advances by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the Dollar amount first above mentioned or the Equivalent thereof in one or more Foreign Currencies, the indebtedness of the Borrower resulting from each such Working Capital B-3 Advance being evidenced by this Promissory Note, (ii) contains provisions for determining the Dollar Equivalent of Working Capital B-3 Advances denominated in Foreign Currencies and (iii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The Obligations of the Borrower under this Promissory Note, and the Obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

          The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

          This promissory note shall be governed by, and construed in accordance with the laws of the State of New York.


                                   [NAME OF B-3 BORROWER]


                                   By
                                       Title:



                 ADVANCES AND PAYMENTS OF PRINCIPAL


              Amount of           Amount of
              Advance in          Principal  Unpaid
     Type of  Foreign    Interest Paid or    Principal  Notation
Date  Advance Currency   Rate     Prepaid    Balance    Made By


                                                       EXHIBIT B

                                     FORM OF NOTICE OF BORROWING



Citicorp USA, Inc., as Agent
  for the Lenders parties
  to the Credit Agreement
  referred to below
  399 Park Avenue                                     [Date]
  New York, NY 10022
  Attention:     Robert Kosian

[for Working Capital B-2 Borrowings]
[Citibank, N.A., London Branch
P.O. Box 12068
Counting House
53 Pooley Street
London SE12GA
Attention:     Ken Purchase/David Williams]

[for Working Capital B-3 Borrowings]
[Citibank, N.A., Milan Branch
Foro Bounaparte 16
20121 Milan, Italy
Attention:      Nicoletta Zappatini]


Ladies and Gentlemen:

          The undersigned, [Name of Borrower], refers to the Amended and Restated Credit Agreement, dated as of December 19, 1996 among Crompton & Knowles Corporation, a Massachusetts corporation, Crompton & Knowles Colors Incorporated, a Delaware corporation, Davis-Standard Corporation, a Delaware corporation, Ingredient Technology Corporation, a Delaware corporation, Uniroyal Chemical Company, Inc., a New Jersey corporation, the B-2 Borrowers named therein and the B-3 Borrowers named therein, certain Lender Parties party thereto, Citicorp USA, Inc., as
Agent for the Lender Parties, and The Chase Manhattan Bank, as Managing Agent., and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.02(a) of the Credit Agreement:

          (i)     The Business Day of the Proposed Borrowing is
_______________.

          (ii) Facility under which the Proposed Borrowing is requested is the _________ Facility1.

          (iii)     The Type of Advances comprising the Proposed
Borrowing is [Base Rate Advances] [Eurocurrency Rate Advances].

          (iv) The aggregate amount of the Proposed Borrowing is [$_______________] [for a Proposed Borrowing in a Foreign
Currency, list currency and amount of Borrowing].

          [(v)     The initial Interest Period for each
Eurocurrency Rate Advance made as part of the Proposed Borrowing is _____ month[s].]

          [(vi)     The Proposed Borrowing is comprised of
Working Capital [B-2][B-3] Advances.]

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing:

          (A) the representations and warranties contained in each Loan Document are correct on and as of the date of the Proposed Borrowing, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a specific date other than the date of the Proposed Borrowing, in which case, as of such specific date; and

          (B) no event has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds therefrom, that constitutes a Default.

                                   Very truly yours,

                                   [NAME OF BORROWER]


                                   By
                                       Title:
______________________
*    For Working Capital A Advances and Working Capital B-1
Advances only.


                                                    EXHIBIT C

                            FORM OF ASSIGNMENT AND ACCEPTANCE



          Reference is made to the Amended and Restated Credit Agreement dated as of December 19, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Crompton & Knowles Corporation, a Massachusetts corporation ("Crompton Corp."), Crompton & Knowles Colors Incorporated, a Delaware corporation ("Crompton Colors"), Davis-Standard Corporation, a Delaware corporation ("Davis-Standard"), Ingredient Technology Corporation, a Delaware corporation ("ITC"), Uniroyal Chemical Company, Inc., a New Jersey corporation, the B-2 Borrowers named therein and the B-3 Borrowers named therein (collectively, the "Borrowers"), the Lender Parties (as defined in the Credit Agreement), Citicorp Securities, Inc., as Arranger, Citicorp USA, Inc., as agent for the Lender Parties (the "Agent"), and The Chase Manhattan Bank, as Managing Agent. Terms defined in the Credit Agreement are used herein with the same meaning.

          The "Assignor" and the "Assignee" referred to on
Schedule 1 hereto agree as follows:

          1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement as of the date hereof equal to the percentage interest specified on Schedule 1 hereto of all outstanding rights and obligations under the Credit Agreement Facility or Facilities specified on Schedule 1 hereto. After giving effect to such sale and assignment, the Assignee's Commitments and the amount of the Advances owing to the Assignee will be as set forth on Schedule 1 hereto.

          2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, the Loan Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note or Notes held by the Assignor and requests that the Agent exchange such Note or Notes for a new Note or Notes payable to the order of the Assignee in an amount equal to the Commitments assumed by the Assignee pursuant hereto or new Notes payable to the order of the Assignee in an amount equal to the Commitments assumed by the Assignee pursuant hereto and the Assignor in an amount equal to the Commitments retained by the Assignor under the Credit Agreement, respectively, as specified on Schedule 1 hereto.

          3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender or Issuing Bank, as the case may be; and (vi) attaches any U.S. Internal Revenue Service forms required under Section 2.13 of the Credit Agreement.

          4. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by the Agent, unless otherwise specified on
Schedule 1 hereto.

          5. Upon such acceptance and recording by the Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender Party thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

          6. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

          7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

          8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.


          IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.


                            SCHEDULE 1
                                to
                   ASSIGNMENT AND ACCEPTANCE
As to the _____Facility in respect of which an interest is being assigned:

     Percentage interest assigned:            __________%

     Assignee's Commitment:                   $__________

     Aggregate outstanding principal amount of Advances assigned:
                                               $__________

     Principal amount of Note payable to Assignee: $__________

     Principal amount of Note payable to Assignor: $__________

Effective Date (if other than date of acceptance by Agent):
1________ __, ____


                                [NAME OF ASSIGNOR], as Assignor

                                   By
                                       Title:

                                   Dated: _________ __, ____

                                [NAME OF ASSIGNEE], as Assignee

                                   By
                                       Title:

                                   Dated: _________ __, ____

                                   Domestic Lending Office:

                                   Eurodollar Lending Office:
_______________
1 This date be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Agent.

Accepted 2[and Approved] this ____
day of ___________, ____

[NAME OF AGENT]


By
    Title:

2[Approved this ____ day
of _____________, ____

CROMPTON & KNOWLES CORPORATION


By
    Title:                         ]


___________________
2 Required if the Assignee is an Eligible Assignee soley by reason of clause (a)(iii) or (b) of the definition of Eligible Assignee.


                                                  EXHIBIT D-1

                         FORM OF CONSENT

                      Dated as of December __, 1996

     The undersigned, (a) each a Pledgor under the Crompton Security Agreement and designated on the signature pages hereof as a "Crompton Pledgor" or (b) each a Pledgor under the Uniroyal Security Agreement and the Louisiana Undertaking and designated on the signature pages hereof as a "Uniroyal Pledgor", in each case in favor of the Agent, for its benefit and the benefit of the Lender Parties party to the Existing Credit Agreement as amended and restated by the Amended and Restated Credit Agreement dated as of December __, 1996 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Amended and Restated Credit Agreement"; terms not otherwise defined herein shall have the meaning herein as therein ascribed to them) among Crompton & Knowles Corporation, a Massachusetts corporation, Crompton & Knowles Colors Incorporated, a Delaware corporation, Davis-Standard Corporation, a Delaware corporation, Ingredient Technology Corporation, a Delaware corporation, Uniroyal Chemical Company, Inc., a New Jersey corporation, the B-2 Borrowers named therein and the B-3 Borrowers named therein, certain Lender Parties party thereto, Citicorp USA, Inc., as Agent for the Lender Parties, and The Chase Manhattan Bank, as Managing Agent, hereby consent to such Amended and Restated Credit Agreement and hereby confirm and agree that notwithstanding the effectiveness of such Amended and Restated Credit Agreement, each of the Crompton Security Agreement, the Uniroyal Security Agreement and the Louisiana Undertaking to which they are a party shall continue to be in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amended and Restated Credit Agreement, each reference in the Crompton Security Agreement, the Uniroyal Security Agreement and the Louisiana Undertaking to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Amended and Restated Credit Agreement.



                         CROMPTON PLEDGORS

                            CK HOLDING CORPORATION
                              By_________________________
                                   Title:


                              CNK DISPOSITION CORP.


                              By_________________________
                                   Title:


                              CROMPTON & KNOWLES COLORS
                                    INCORPORATED


                              By_________________________
                                   Title:


                              CROMPTON & KNOWLES
                                    CORPORATION


                              By_________________________
                                   Title:


                              CROMPTON & KNOWLES OVERSEAS
                                   CORPORATION


                              By_________________________
                                   Title:


                              DAVIS-STANDARD CORPORATION


                              By_________________________
                                   Title:


                              INGREDIENT TECHNOLOGY CORPORATION


                              By_________________________
                                   Title:


                             KEM MANUFACTURING CORPORATION


                              By_________________________
                                   Title:


                         UNIROYAL PLEDGORS


                              GUSTAFSON, INC.


                         By_________________________
                             Title:


                         GUSTAFSON INTERNATIONAL COMPANY


                         By_________________________
                             Title:


                         LOKAR ENTERPRISES, INC.


                         By_________________________
                             Title:


                         TRACE CHEMICALS, INC.


                          By_________________________
                             Title:


                         UNIROYAL CHEMICAL BRAZIL HOLDING, INC.


                         By_________________________
                             Title:


                         UNIROYAL CHEMICAL COMPANY,
                                INC.


                         By_________________________
                             Title:


                         UNIROYAL CHEMICAL CORPORATION


                         By_________________________
                             Title:


                         UNIROYAL CHEMICAL EXPORT
                              LIMITED


                         By_________________________
                            Title:


                         UNIROYAL CHEMICAL INTERNATIONAL
                              COMPANY


                         By_________________________
                            Title:


                         UNIROYAL CHEMICAL LEASING
                              COMPANY, INC.


                         By_________________________
                             Title:




                                   EXHIBIT D-1

                         FORM OF CROMPTON SECURITY AGREEMENT




                   CROMPTON SECURITY AGREEMENT

                      Dated August 21, 1996

                              from

           THE PERSONS LISTED ON THE SIGNATURE PAGES HEREOF

                          as Pledgors

                              to

                        CITICORP USA, INC.

                            as Agent




                        TABLE OF CONTENTS


Section                                                  Page

 1.  Grant of Security                                        2

 2.  Security for Obligations                                 3

 3.  Pledgors Remain Liable                                   4

 4.  Delivery of Security Collateral and Account Collateral   4

 5.  Maintaining the L/C Cash Collateral Accounts             4

 6.  Investing of Amounts in the L/C Cash Collateral Accounts 5

 7.  Release of Amounts                                       5

 8.  Representations and Warranties                           6

 9.  Further Assurances                                       7

10.  Voting Rights; Dividends; Etc.                           8

11.  Transfers and Other Liens; Additional Shares             9

12.  Agent Appointed Attorney-in-Fact                        10

13.  Agent May Perform                                       10

14.  The Agent's Duties                                      10

15.  Remedies                                                11

16.  Registration Rights                                     12

17.  Indemnity and Expenses                                  13

18.  Amendments; Waivers; Etc.                               13

19.  Addresses for Notices                                   14

20.  Continuing Security Interest; Assignments               14

21.  Release and Termination                                 15

22.  Security Interest Absolute                              15

23.  Execution in Counterparts                               15

24.  Governing Law; Terms                                    16


Schedule I     -  Initial Pledged Shares and Initial Pledged Debt
Schedule II    -  Trade Names
Schedule III   -  Chief Executive Offices of Pledgors

Exhibit A      -  Form of Crompton Security Agreement Supplement



               CROMPTON SECURITY AGREEMENT

     CROMPTON SECURITY AGREEMENT dated August 21, 1996 made by the Persons listed on the signature pages hereof and the Additional Pledgors (as defined in Section 18(b)) (such Persons so listed and the Additional Pledgors being, collectively, the "Pledgors") to CITICORP USA, INC. ("Citicorp"), as agent (in such capacity, the "Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

     PRELIMINARY STATEMENTS.

     (1) Crompton & Knowles Corporation ("Crompton Corp."), Crompton & Knowles Colors Incorporated ("Crompton Colors"), Davis-Standard Corporation ("Davis-Standard") and Ingredient Technology Corporation ("ITC" and, together with Crompton Corp., Crompton Colors and Davis-Standard, the "Crompton Borrowers") have entered into a Credit Agreement dated as of August 21, 1996 (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein are used herein as therein defined) with Uniroyal Chemical Company, Inc., the lender parties party thereto (the "Lender Parties"), Citicorp Securities, Inc., as Arranger, Citicorp USA, Inc., as Agent and The Chase Manhattan Bank, as Managing Agent.

      (2) Each Pledgor is the owner of the shares of stock set forth opposite such Pledgor's name in Part I of Schedule I hereto and issued by the corporations indicated therein and of the indebtedness set forth opposite such Pledgor's name in Part II of
Schedule I hereto and issued by the obligors indicated therein.

     (3) Each of the Crompton Borrowers have opened a non-interest bearing (but subject to investment pursuant to Section 6) cash collateral account (each, an "L/C Cash Collateral Account") with Citibank at its office at 399 Park Avenue, New York, New York 10043, which account is, in the case of Crompton Colors, Account No. 4070-5777 in the case of Crompton Corp., Account No. 4070-5785, in the case of Davis-Standard, Account No. 4070-5769, and in the case of ITC, Account No. 4070-5793, each such L/C Cash Collateral Account being in the name of such Crompton Borrower but under the sole control and dominion of the Agent and subject to the terms of this Agreement.

     (4) Each Pledgor will derive substantial direct and indirect benefit from the transactions contemplated by the Credit
Agreement.

     (5) It is a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lender Parties under the Credit Agreement and the entry by the Hedge Banks into Bank Hedge Agreements with the Borrowers from time to time that each Pledgor shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances and to issue Letters of Credit under the Credit Agreement and to induce the Hedge Banks to enter into Bank Hedge Agreements with the Borrowers from time to time, each Pledgor hereby agrees with the Agent for the ratable benefit of the Secured Parties as follows:

     SECTION 1. Grant of Security. Each Pledgor hereby assigns and pledges to the Agent for the ratable benefit of the Secured Parties, and hereby grants to the Agent for the ratable benefit of the Secured Parties a security interest in, the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Pledgor, wherever located and whether now or hereafter existing (collectively, the "Collateral"):

     (a)     All of the following (the "Security Collateral"):

            (i) the shares of stock set forth opposite such Pledgor's name in Part I of Schedule I hereto and issued by the corporations indicated therein (collectively referred to herein as the "Initial Pledged Shares", and together with the shares referred to in clause (iii) below, the "Pledged Shares"), together with the certificates representing such Initial Pledged Shares and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Initial Pledged Shares;

           (ii) the indebtedness (whether or not evidenced by instruments) set forth opposite such Pledgor's name in Part II of
Schedule I hereto and issued by the obligors indicated therein (collectively referred to herein as the "Initial Pledged Debt", and together with the indebtedness referred to in clause (iv) below, the "Pledged Debt") and the instruments (if any) evidencing such Initial Pledged Debt, all security therefor and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Initial Pledged Debt;

          (iii) all additional shares of stock of any issuer of any Initial Pledged Shares or of any other Loan Party or any Subsidiary of any Loan Party or of any other Person from time to time acquired by such Pledgor in any manner, and all additional shares of stock of each other Subsidiary of such Pledgor to the extent required pursuant to Section 5.01(k) of the Credit Agreement, together with the certificates representing such additional shares and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

          (iv) all additional indebtedness from time to time owed to such Pledgor by any obligor of the Initial Pledged Debt (whether or not evidenced by instruments) and the instruments evidencing such indebtedness (if any), and all additional indebtedness owed to such Pledgor by any other obligor to the extent required pursuant to Section 5.01(k) of the Credit Agreement, all security therefor and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

     provided, however, that the Pledged Shares shall not include more than 66 2/3% of the issued and outstanding shares of stock of any Foreign Subsidiary;

     (b) All of such Pledgor's right, title and interest in and to the following (collectively, the "Account Collateral"):

          (i) each L/C Cash Collateral Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such L/C Cash Collateral
Account;

         (ii) all Collateral Investments (as hereinafter defined) from time to time and all certificates and instruments, if any, from time to time representing or evidencing the Collateral
Investments;

          (iii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Agent for or on behalf of such Pledgor in substitution for or in addition to any or all of the then existing Account Collateral; and

          (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

     (c) All proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) and (b) of this Section 1) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, and (ii) cash.

     SECTION 2. Security for Obligations. This Agreement secures, in the case of each Pledgor, the payment of all Obligations of such Pledgor now or hereafter existing under the Loan Documents, whether direct or indirect, absolute or contingent, including any extensions, modifications, substitutions, amendments and renewals thereof, whether for principal (including reimbursement for amounts drawn under Letters of Credit), interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the "Secured Obligations"). Without limiting the generality of the foregoing, this Agreement secures, as to each Pledgor, the payment of all amounts that constitute part of the Secured Obligations of such Pledgor and that would be owed by such Pledgor to the Secured Parties under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Pledgor.

     SECTION 3. Pledgors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Pledgor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of its rights hereunder shall not release any Pledgor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     SECTION 4. Delivery of Security Collateral and Account Collateral. All certificates or instruments representing or evidencing any Security Collateral or Account Collateral shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Agent. If any Event of Default shall have occurred and be continuing, the Agent shall have the right to transfer to or to register in the name of the Agent or any of its nominees any or all of the Security Collateral and Account Collateral, subject only to the revocable rights specified in
Section 10(a). In addition, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing the Security Collateral or Account Collateral for certificates or instruments of smaller or larger denominations.

     SECTION 5.  Maintaining the L/C Cash Collateral Accounts.
So long as any Advance shall remain unpaid, any Letter of Credit or Bank Hedge Agreement shall be outstanding or any Lender Party shall have any Commitment under the Credit Agreement:

     (a) The Crompton Borrowers will maintain the L/C Cash
Collateral Accounts with Citibank.

     (b) It shall be a term and condition of each the L/C Cash Collateral Accounts, notwithstanding any term or condition to the contrary in any other agreement relating to such L/C Cash Collateral Account, as the case may be, and except as otherwise provided by the provisions of Section 7 and Section 15, that no amount (including interest on Collateral Investments) shall be paid or released to or for the account of, or withdrawn by or for the account of, any Crompton Borrower or any other Person from the L/C Cash Collateral Accounts, as the case may be.

The L/C Cash Collateral Accounts shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

     SECTION 6. Investing of Amounts in the L/C Cash Collateral Accounts. If requested by any Crompton Borrower and until the Crompton Borrower in any way amends such request, the Agent will direct Citibank to, subject to the provisions of Sections 7 and 15, from time to time (a) invest amounts on deposit in such Crompton Borrower's L/C Cash Collateral Account in such Cash Equivalents in the name of the Agent or as to which all action required by Section 9 shall have been taken as such Crompton Borrower may select and the Agent may approve and (b) invest interest paid on the Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents in the name of the Agent or as to which all action required by
Section 9 shall have been taken as such Crompton Borrower may select and the Agent may approve (the Cash Equivalents referred to in clauses (a) and (b) above being collectively "Collateral Investments"). Interest and proceeds that are not invested or reinvested in Collateral Investments as provided above shall be deposited and held in such L/C Cash Collateral Account, as the case may be.

     SECTION 7. Release of Amounts. So long as no Event of Default shall have occurred and be continuing, the Agent will direct Citibank to pay and release to each Crompton Borrower or at its order or, at the request of such Crompton Borrower, apply to the Obligations of such Crompton Borrower under the Loan Documents, such amounts on deposit in its L/C Cash Collateral Accounts at the times and in the amounts specified in the Credit Agreement, or, if such times or amounts are not specified in the Credit Agreement, such amount on deposit shall be released at such Crompton Borrower's direction.
     SECTION 8. Representations and Warranties. Each Pledgor represents and warrants as follows:

     (a) Such Pledgor is the legal and beneficial owner of the Collateral of such Pledgor free and clear of any Lien, claim, option or rights of others, except for the liens and security interests created under this Agreement or permitted under the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral (including, without limitation, general intangibles relating to the Collateral) or listing such Pledgor or any of its Subsidiaries or any trade names of such Pledgor or any of its Subsidiaries as debtor is on file in any recording office, except such as may have been filed in favor of the Agent relating to this Agreement or such as may have been filed in connection with other Liens permitted under the Credit Agreement.

     (b) The Pledged Shares owned by such Pledgor have been duly authorized and validly issued and are fully paid and non-assessable. The Pledged Debt held by such Pledgor has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof, is evidenced by one or more promissory notes (except as otherwise provided in Section 5.02(b)(i)(D) and Section 5.02(b)(ii) of the Credit Agreement) (which notes have been delivered to the Agent) and is not in default.

     (c) The Initial Pledged Shares owned by such Pledgor constitute the percentage of the issued and outstanding shares of stock of the issuers thereof indicated on Schedule I hereto. The
Initial Pledged Debt constitutes all of the outstanding indebtedness owed to such Pledgor by the issuers thereof.

     (d) The principal place of business and the chief executive office of such Pledgor are located at the address specified opposite the name of such Pledgor on Schedule III.

     (e) This Agreement, the pledge of the Security Collateral pursuant hereto and the pledge and assignment of the Account Collateral pursuant hereto create in favor of the Agent for the benefit of the Secured Parties a valid and perfected first priority security interest in the Collateral of such Pledgor, securing the payment of the Secured Obligations of such Pledgor, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

     (f) Such Pledgor has no trade names except as set forth on
Schedule II hereto; such trade names were adopted in good faith; and, to the best of such Pledgor's knowledge, there exist no adverse claims against such trade names as of the Effective Date.
     (g) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required (i) for the grant by such Pledgor of the assignment and security interest granted hereunder, for the pledge by such Pledgor of any Security Collateral pursuant hereto or for the execution, delivery or performance of this Agreement by such Pledgor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereunder (including the first priority nature of such pledge, assignment and security interest), except for the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements shall have been duly filed within 60 days after the Initial Extension of Credit (or such later date as may be agreed by the Borrowers and the Agent), or (iii) for the exercise by the Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

     (h) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

     SECTION 9. Further Assurances. (a) Each Pledgor agrees that from time to time, at the expense of such Pledgor, such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Pledgor will: (i) if any Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Agent for the benefit of the Secured Parties hereunder such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent, (ii) deliver and pledge to the Agent for the benefit of the Secured Parties hereunder certificates representing the Pledged Shares accompanied by undated stock powers executed in blank and evidence that all other action that the Agent may deem necessary or desirable in order to perfect and protect the liens and security interests created under this Agreement has been taken and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may reasonably request, in order to perfect and preserve the pledge, assignment and security interests granted or purported to be granted hereunder.

     (b) Each Pledgor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Pledgor where permitted by law, provided that the Agent shall give reasonably prompt notice of any such filing to such Pledgor. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     (c) Each Pledgor will furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

     (d) Each Pledgor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Collateral, at the location therefor specified opposite the name of such Pledgor on the signature pages hereof or, upon 20 days' prior written notice to the Agent, at such other locations in a jurisdiction where all actions required by this Section 9 shall have been taken with respect to the Collateral. Each Pledgor will hold and preserve such records and will permit representatives of the Agent at any reasonable time and from time to time during regular business hours and upon reasonable prior notice to inspect and make abstracts from such records.

     SECTION 10. Voting Rights; Dividends; Etc. (a) So long as no Default under Section 6.01(a) or (f) of the Credit Agreement or Event of Default shall have occurred and be continuing:

     (i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Pledgor or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; provided, however, that no Pledgor shall exercise or refrain from exercising any such right if, in the Agent's judgment, such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

     (ii) Each Pledgor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Security Collateral of such Pledgor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided, however, that any and all

          (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

          (B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

          (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral,

     shall be, and shall be forthwith delivered to the Agent to hold as, Security Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of such Pledgor and be forthwith delivered to the Agent as Security Collateral in the same form as so received (with any necessary indorsement).

     (iii) The Agent shall execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

     (b) Upon the occurrence and during the continuance of any Default under Section 6.01(a) or (f) of the Credit Agreement or any Event of Default:

     (i) All rights of each Pledgor (A) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 10(a)(i) shall, upon notice to such Pledgor by the Agent, cease, and (B) to receive the dividends and interest payments that it would otherwise be authorized to receive and retain pursuant to
Section 10(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends and interest payments.

     (ii) All dividends and interest payments that are received by any Pledgor contrary to the provisions of paragraph (i) of this Section 10(b) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Agent as Security Collateral in the same form as so received (with any necessary indorsement).

     SECTION 11.  Transfers and Other Liens; Additional Shares.
(a) Each Pledgor agrees that it shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral of such Pledgor (other than sales, assignments, options and other dispositions permitted under the terms of the Credit Agreement) or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Pledgor, except for the Liens created under the Collateral Documents and any other Liens permitted under the Credit Agreement.

     (b) Each Pledgor agrees that it shall (i) cause each issuer of the Pledged Shares owned by such Pledgor not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Pledgor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of any Pledged Shares.

     SECTION 12. Agent Appointed Attorney-in-Fact. Each Pledgor hereby irrevocably appoints the Agent such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default in the Agent's discretion, to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

     (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

     (b) to receive, indorse and collect any drafts or other instruments and documents in connection with clause (a) above, and

     (c) to file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Agent with respect to any of the Collateral.

     SECTION 13. Agent May Perform. If any Pledgor fails to perform any agreement contained herein, the Agent may, but without any obligation to do so and without further notice, itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by such Pledgor under Section 17. The Agent agrees to notify the Crompton Borrowers of any such performance; provided, however, that the failure to give such notice shall not affect the Agent's right to perform or the validity of such performance.

     SECTION 14. The Agent's Duties. The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Security Collateral, whether or not the Agent or any other Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

     SECTION 15. Remedies. If any Event of Default shall have occurred and be continuing:

     (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at such time (the "Uniform Commercial Code"), whether or not the Uniform Commercial Code applies to the affected Collateral, and also may without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (b) Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 17) in whole or in part by the Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations in such order as the Agent shall elect. In determining the amount of any such cash to be applied against the Secured Obligations owing to the Hedge Banks other than Secured Obligations theretofore accrued and unpaid, the Agent shall be fully protected in relying on the Agreement Values of the Bank Hedge Agreements. "Agreement Value" means, for any Bank Hedge Agreement on any date of determination, the amount, if any, that would be payable to the Hedge Bank in respect of "agreement value" as though such Bank Hedge Agreement were terminated on such date, calculated as provided in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1992 Edition; each determination of Agreement Value shall be made by the Agent in good faith and in reliance on any information, including information provided by such Hedge Bank, that it believes accurate, but without any obligation to verify such information. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

     (c) The Agent may exercise any and all rights and remedies of the Pledgors in respect of the Collateral.

     (d) All payments received by any Pledgor in respect of the Collateral shall be received in trust for the benefit of the Agent and the other Secured Parties, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary indorsement).

     (e) The Agent may, without notice to any Crompton Borrower except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against such Crompton Borrower's L/C Cash Collateral Account or any part thereof.

     SECTION 16. Registration Rights. If the Agent shall determine to exercise its right to sell all or any of the Security Collateral pursuant to Section 15, each Pledgor agrees that, upon request of the Agent, such Pledgor will, at its own expense:

     (a) execute and deliver, and cause each issuer of the Security Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Agent, advisable to register such Security Collateral under the provisions of the Securities Act of 1933 (as amended from time to time, the "Securities Act"), to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

     (b) use its best efforts to qualify the Security Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Security
Collateral, as requested by the Agent;

     (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act;

     (d) provide the Agent with such other information and projections as may be necessary or, in the opinion of the Agent, advisable to enable the Agent to effect the sale of such Security
Collateral; and

     (e) do or cause to be done all such other acts and things as may be necessary to make such sale of the Security Collateral or any part thereof valid and binding and in compliance with applicable law.

The Agent is authorized, in connection with any sale of the Security Collateral pursuant to Section 15, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to clause
(a) above, (ii) any information and projections provided to it pursuant to clause (d) above and (iii) any other information in its possession relating to the Security Collateral.

     SECTION 17. Indemnity and Expenses. (a) Each Pledgor agrees to defend, protect, indemnify and hold harmless each Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Agent's or any such other Secured Party's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

     (b) Each Pledgor will upon demand pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Pledgor, (iii) the exercise or enforcement of any of the rights of the Agent or any other Secured Party against such Pledgor, or (iv) the failure by such Pledgor to perform or observe any of the provisions hereof.

     (c) Without prejudice to the survival of any other agreement of any Loan Party hereunder or under any other Loan Document, the agreements and obligations of the Pledgors contained in this
Section 17 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under any of the other Loan Documents.

     SECTION 18.  Amendments; Waivers; Etc.  (a)   No amendment
or waiver of any provision of this Agreement, and no consent to any departure by any Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

      (b) Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a "Crompton Security Agreement Supplement"), (i) such Person shall be referred to as an "Additional Pledgor" and shall be and become a Pledgor and each reference in this Agreement to "Pledgor" shall also mean and be a reference to such Additional Pledgor, and (ii) the annexes attached to each Crompton Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I and II hereto, and the Collateral Agent may attach such annexes as supplements to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented by such Crompton Security Agreement Supplement.

     SECTION 19. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic or telex communication) and, if to any Pledgor, mailed, telecopied, telegraphed, telexed or delivered to it, addressed to it c/o Crompton Corp. at its address at One Station Place, Metro Center, Stamford, CT 06902,
Attention: Chief Financial Officer, and if to the Agent, mailed, telecopied, telegraphed, telexed or delivered to it, addressed to it at the address of the Agent specified in the Credit Agreement, or as to any party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 19. All such notices and other communications shall (a) when mailed, be effective three Business Days after the same is deposited in the mails, (b) when mailed for next day delivery by a reputable freight company or reputable overnight courier service, be effective one Business Day thereafter, and (c) when sent by telegraph, telecopier or telex, be effective when the same is confirmed by telephone, telecopier confirmation or return telecopy or telex answerback, respectively.

     SECTION 20.  Continuing Security Interest; Assignments.
This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Collateral Release Date, (b) be binding upon each Pledgor, its successors and assigns and (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause
(c), any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Advances owing to it and the Note or Notes held by it) to any other Person and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party herein or otherwise, in each case as provided in Section 8.07 of the Credit Agreement. No Pledgor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Secured Parties.

     SECTION 21. Release and Termination. (a) Upon any sale, lease, transfer or other disposition of any item of Collateral of any Pledgor, in accordance with the terms of the Loan Documents, the Agent will, at such Pledgor's expense, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release no Event of Default shall have occurred and be continuing and (ii) Crompton Corp. shall have delivered to the Agent, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Agent and a certification by Crompton Corp. to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Agent may request.

     (b) Upon the Collateral Release Date, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the respective Pledgor. Upon any such termination or release, the Agent will, at such Pledgor's expense, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination.

     SECTION 22. Security Interest Absolute. The Obligations of each Pledgor hereunder are independent of the Obligations of any other Loan Party under the Loan Documents, and a separate action or actions may be brought or prosecuted against each Pledgor whether action is brought against any other Loan Party or whether any other Loan Party is joined in any such action or actions.
All rights of the Collateral Agent and security interests hereunder, and all obligations of each Pledgor hereunder, shall be absolute and unconditional, irrespective of, and each Pledgor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the circumstances described in the Guaranties or any other circumstance that might constitute a discharge available to, or a discharge of, any Borrower or any Guarantor.

     This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made.

     SECTION 23. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

      SECTION 24. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 8 or Article 9 of the Uniform Commercial Code are used herein as therein defined.


      IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                      CK HOLDING CORPORATION


                      By_________________________
                         Title:


                      CNK DISPOSITION CORP.


                      By_________________________
                         Title:


                      CROMPTON & KNOWLES COLORS INCORPORATED


                      By_________________________
                         Title:


                      CROMPTON & KNOWLES CORPORATION

                      By_________________________
                         Title:


                      CROMPTON & KNOWLES OVERSEAS CORPORATION


                      By_________________________
                         Title:


                      DAVIS-STANDARD CORPORATION


                      By_________________________
                         Title:


                     INGREDIENT TECHNOLOGY CORPORATION


                     By_________________________
                        Title:


                     KEM MANUFACTURING CORPORATION


                     By_________________________
                         Title:




                         SCHEDULE I
              TO THE CROMPTON SECURITY AGREEMENT

         INITIAL PLEDGED SHARES AND INITIAL PLEDGED DEBT

                            PART I
                   Initial Pledged Shares
Name of Pledgor         Name of Issuer       Number of Shares
Crompton & Knowles
 Corporation          CK Holding Corporation        750

Crompton & Knowles   Crompton & Knowles Overseas
   Corporation          Corporation                 100

Crompton & Knowles   KEM Manufacturing              5,000
   Corporation       Corporation (formerly known
                     as CNK Corporation)

CK Holding           Davis-Standard Corporation      500
   Corporation

CK Holding           Crompton & Knowles Colors       500
   Corporation       Incorporated (formerly known
                     as Dyes & Chemicals Corporation)



                           PART II
                   Initial Pledged Debt

     Debt of the Crompton Borrowers and the Crompton Guarantors evidenced by the intercompany promissory note dated August 21, 1996 made by CK Holding Corporation, CNK Disposition Corp.,
Crompton & Knowles Colors Incorporated, Crompton & Knowles Corporation, Crompton & Knowles Overseas Corporation, Davis-Standard Corporation, Ingredient Technology Corporation, Kem
Manufacturing Corporation, Gustafson, Inc., Gustafson
International Company, Lokar Enterprises, Inc., Trace Chemicals, Inc., Uniroyal Chemical Brazil Holding, Inc., Uniroyal Chemical Company, Inc., Uniroyal Chemical Corporation, Uniroyal Chemical Export Limited, Uniroyal Chemical International Company, Uniroyal Chemical Leasing Company Inc. and Uniroyal Chemical Ltd.


                        SCHEDULE II
             TO THE CROMPTON SECURITY AGREEMENT

                       TRADE NAMES
John Brown

John Brown Plastics Machinery

Trafalgar House

Egan
Bone Markham
Bone Cravens

Bone Brothers

Western Polymer

Johnson Plastics Machine

Magna Graphics

DATM

Spartan

Titan

Flex lip

CMR-1000

CMR-2000

CMR-3000

CRM-Plus

Flexistrictor

Powerflight


                       SCHEDULE III
               TO THE CROMPTON SECURITY AGREEMENT

              CHIEF EXECUTIVE OFFICES OF PLEDGORS

CK Holding Corporation
One Station Place - Metro Center
Stamford, CT  06902
Fed Tax ID #: 06-1413342

Crompton & Knowles Overseas Corporation
One Station Place - Metro Center
Stamford, CT  06902
Fed Tax ID #: 04-2463110
Davis-Standard Corporation
One Extrusion Drive
Pawcatuck, CT  06379
Fed Tax ID #: 06-1413340

Crompton & Knowles Colors Incorporated
3001 N. Graham Street
Charlotte, NC  28206
Fed Tax ID #: 06-1413341

Ingredient Technology Corporation
1595 MacArthur Blvd.
Mahwah, NJ  07430
Fed Tax ID #: 13-4923610

Kem Manufacturing Corporation
One Station Place - Metro Center
Stamford, CT  06902
Fed Tax ID #: 58-0620603

Crompton & Knowles Corporation
One Station Place - Metro Center
Stamford, CT  06902
Fed Tax ID #: 04-1218720

CNK Disposition Corp.
5414 North 56th Street
Tampa, FL  33610
Fed Tax ID #: 59-0614068


                            EXHIBIT A
                TO THE CROMPTON SECURITY AGREEMENT

          FORM OF CROMPTON SECURITY AGREEMENT SUPPLEMENT



Citicorp USA, Inc., as Agent
 under the Credit Agreement
 referred to below
 399 Park Avenue
 New York, New York  10043                      [Date]


Attention:  Robert Kosian



                Crompton Security Agreement dated as of
                    August 21, 1996 made by the
         Pledgors party thereto to Citicorp USA, Inc., as Agent

Ladies and Gentlemen:

     Reference is made to the above-captioned Crompton Security Agreement (such Crompton Security Agreement, as in effect on the date hereof and as it may hereafter be amended, modified or otherwise supplemented from time to time, being the "Crompton Security Agreement"). The terms defined in the Crompton Security Agreement (or in the Credit Agreement referred to therein) and not otherwise defined herein are used herein as therein defined.

     The undersigned hereby agrees, as of the date first above written, to become a Pledgor under the Crompton Security
Agreement as if it were an original party thereto and agrees that each reference in the Crompton Security Agreement to "Pledgor" shall also mean and be a reference to the undersigned.

     The undersigned hereby assigns and pledges to the Agent for the ratable benefit of the Secured Parties, and hereby grants to the Agent for the ratable benefit of the Secured Parties as security for the Secured Obligations a lien on and security interest in, all of the right, title and interest of the undersigned, whether now owned or hereafter acquired, in and to the Collateral owned by the undersigned, including, but not limited to, the property listed on Annex I hereto. Schedules I and II to the Crompton Security Agreement are hereby supplemented by Annexes I and II hereto, respectively. The undersigned hereby certifies that such Annexes have been prepared by the undersigned in substantially the form of Schedules I and II to the Crompton Security Agreement and are accurate and complete as of the date hereof.

     The undersigned hereby makes each representation and warranty set forth in Section 8 of the Crompton Security Agreement (as supplemented by the attached Annexes) to the same extent as each other Pledgor and hereby agrees to be bound as a Pledgor by all of the terms and provisions of the Crompton Security Agreement to the same extent as each other Pledgor.
     This Crompton Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                Very truly yours,

                                [NAME OF ADDITIONAL
                                 PLEDGOR]



                                By
                                  Title:

                               Address of Chief Executive
                               Office and for Notices:
                               [Address]


                                          EXHIBIT D-2


                        [SEE EXHIBIT D-1]



                                                  EXHIBIT D-2

                FORM OF UNIROYAL SECURITY AGREEMENT



                    UNIROYAL SECURITY AGREEMENT

                      Dated August 21, 1996

                             From

           THE PERSONS LISTED ON THE SIGNATURE PAGES HEREOF

                        as Pledgors

                            to

                     CITICORP USA, INC.,

                        as Agent



                        TABLE OF CONTENTS


Section                                                   Page


1.  Grant of Security                                         2
2.  Security for Obligations                                  4
3.  Pledgors Remain Liable                                    4
4.  Delivery of Security Collateral and Account Collateral    5
5.  Maintaining the Collection Account, the Cash
    Concentration Account and the L/C Cash Collateral Account 5
6.  As to Account Collateral                                  6
7.  Investing of Amounts in the Cash Concentration Account
    and the L/C Cash Collateral Account                       7
8.  Release of Amounts                                        7
9.  Representations and Warranties                            7
10. Further Assurances                                        9
11. As to Inventory                                          10
12. Insurance                                                10
13. Place of Perfection; Records; Collection of Receivables  11
14. Transfers and Other Liens                                12
15. Agent Appointed Attorney-in-Fact                         12
16. Agent May Perform                                        12
17. The Agent's Duties                                       13
18. Remedies                                                 13
19. Indemnity and Expenses                                   14
20. Amendments; Waivers; Etc                                 15
21. Addresses for Notices                                    15
22. Continuing Security Interest; Assignments                16
23. Release and Termination                                  16
24. Security Interest Absolute                               17
25. Execution in Counterparts                                17
26. Governing Law; Terms                                     18


Schedule I     -     Trade Names
Schedule II    -     Locations of Inventory
Schedule III   -     Pledged Debt
Schedule IV    -     Chief Executive Offices of Pledgors

Exhibit A      -     Form of Uniroyal Security
                     AgreementSupplement

                UNIROYAL SECURITY AGREEMENT


          UNIROYAL SECURITY AGREEMENT dated August 21, 1996 made by the Persons listed on the signature pages hereof and the Additional Pledgors (as defined in Section 20(b)) (such Persons so listed and the Additional Pledgors being, collectively, the "Pledgors") to CITICORP USA, INC. as agent (in such capacity, the "Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

          PRELIMINARY STATEMENTS.

          (1) Uniroyal Chemical Company, Inc. (the "Uniroyal Borrower") has entered into a Credit Agreement dated as of August 21, 1996 (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein are used herein as therein defined) with Crompton & Knowles Corporation, Crompton & Knowles Colors Incorporated, Davis-Standard Corporation, Ingredient Technology Corporation, the lender parties party thereto (the "Lender Parties"), Citicorp Securities, Inc., as Arranger, Citicorp USA, Inc., as Agent and The Chase Manhattan Bank, as Managing Agent.

          (2) The Uniroyal Borrower maintains a non-interest bearing cash collection account (the "Collection Account") with Citibank, N.A. ("Citibank") at its office at 399 Park Avenue, New York, New York 10043, Account No. 4055-5094, in the name of the Uniroyal Borrower but under the sole control and dominion of the Agent and subject to the terms of this Agreement.

          (3) The Uniroyal Borrower maintains a non-interest bearing cash concentration account (the "Cash Concentration Account") with Citibank at its office at 399 Park Avenue, New York, New York 10043, Account No. 4049-8376, in the name of the Uniroyal Borrower and subject to the terms of this Agreement.

          (4) The Uniroyal Borrower has opened a non-interest (but subject to investment pursuant to Section 6) cash collateral account (an "L/C Cash Collateral Account") with Citibank at its office at 399 Park Avenue, New York, New York 10043, Account No. 4070-5742, in the name of the Uniroyal Borrower and subject to the terms of this Agreement.

          (5) Each Pledgor will derive substantial direct and indirect benefit from the transactions contemplated by the Credit
Agreement.

           (6) It is a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lender Parties under the Credit Agreement and the entry by the Hedge Banks into Bank Hedge Agreements with the Borrowers from time to time that each Pledgor shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances and to issue Letters of Credit under the Credit Agreement and to induce the Hedge Banks to enter into Bank Hedge Agreements with the Borrowers from time to time, each Pledgor hereby agrees with the Agent for the ratable benefit of the Secured Parties as follows:

          SECTION 1. Grant of Security. Each Pledgor hereby assigns and pledges to the Agent for the ratable benefit of the Secured Parties, and hereby grants to the Agent for the ratable benefit of the Secured Parties a security interest in, the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Pledgor, wherever located and whether now or hereafter existing (collectively, the "Collateral"):

          (a) all of such Pledgor's right, title and interest, whether now owned or hereafter acquired, in and to all inventory in all of its forms, wherever located, now or hereafter existing (including, but not limited to, (i) all herbicides, agricides, insecticides, foliar nutrients, plant growth regulants, fungicides, seed treatment chemicals and equipment, chemicals and polymers and specialty chemicals and raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture or production thereof, (ii) inventory in which such Pledgor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Pledgor has an interest or right as consignee) and (iii) inventory that is returned to or repossessed by such Pledgor), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "Inventory");

          (b) all of such Pledgor's (i) right, title and interest, whether now owned or hereafter acquired, in and to all accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, now or hereafter existing, but only to the extent the foregoing arise out of or in connection with, and constitute a right of payment of money or other property for, the sale or lease of goods or the rendering of services other than intercompany royalty payments, licensing fees, technology transfer payments and other similar intercompany payments (to the extent not referred to in clause (c) below, the "Receivables") and (ii) rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to the Receivables (the "Related Contracts");

          (c) all of such Pledgor's right, title and interest in and to the following (collectively, the "Account Collateral
"):

               (i) the Cash Concentration Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Cash Concentration
Account;

               (ii)     the Collection Account, all funds held
therein and all certificates and instruments, if any, from time to time representing or evidencing the Collection Account;

               (iii)     the L/C Cash Collateral Account, all
funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such L/C Cash
Collateral Account;

               (iv)     all Pledged Accounts (as hereinafter
defined), all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Pledged Accounts;

               (v)     all Other Accounts (as hereinafter
defined), all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such accounts;

               (vi)     all notes, certificates of deposit,
deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Agent for or on behalf of such Pledgor in substitution for or in addition to any or all of the then existing Account Collateral; and

               (vii)     all interest, dividends, cash,
instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

          (d)     All of the following (the "Security Collateral
  "):

               (i) the indebtedness (whether or not evidenced by instruments) set forth opposite such Pledgor's name on
Schedule III hereto and issued by the obligors indicated therein (collectively referred to herein as the "Initial Pledged Debt
", and together with the indebtedness referred to in clause (ii) below, the "Pledged Debt") and the instruments (if any) evidencing such Initial Pledged Debt, all security therefor and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Initial Pledged Debt; and

               (ii) all additional indebtedness from time to time owed to such Pledgor by any obligor of the Initial Pledged Debt (whether or not evidenced by instruments) and the instruments evidencing such indebtedness (if any), and all additional indebtedness owed to such Pledgor by any other obligor to the extent required pursuant to Section 5.01(k) of the Credit Agreement, all security therefor and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

          (e) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a), (b),
(c) and (d) of this Section 1) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, and (ii)cash.

           SECTION 2. Security for Obligations. This Agreement secures, in the case of each Pledgor, the payment of all Obligations of such Pledgor now or hereafter existing under the Loan Documents, which shall not exceed, so long as any Uniroyal Indenture remains in effect, the maximum amount of Debt permitted to be incurred by such Pledgor under such Uniroyal Indenture, whether direct or indirect, absolute or contingent, including any extensions, modifications, substitutions, amendments and renewals thereof, whether for principal (including reimbursement for amounts drawn under Letters of Credit), interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the "Secured Obligations"). Without limiting the generality of the foregoing, this Agreement secures, as to each Pledgor, the payment of all amounts that constitute part of the Secured Obligations of such Pledgor and that would be owed by such Pledgor to the Secured Parties under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Pledgor.

          SECTION 3. Pledgors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Pledgor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of its rights hereunder shall not release any Pledgor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 4. Delivery of Security Collateral and Account Collateral. All certificates or instruments representing or evidencing any Security Collateral or Account Collateral have been or shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Agent. If any Event of Default shall have occurred and be continuing, the Agent shall have the right to transfer to or to register in the name of the Agent or any of its nominees any or all of the Security Collateral and Account Collateral. In addition, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Account Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 5. Maintaining the Collection Account, the Cash Concentration Account and the L/C Cash Collateral Account
 . So long as any Advance shall remain unpaid, any Letter of Credit or Bank Hedge Agreement shall be outstanding or any Lender Party shall have any Commitment under the Credit Agreement:

          (a)     The Pledgor will maintain the Collection
Account and the Cash Concentration Account with Citibank.

          (b) It shall be a term and condition of the Collection Account and the L/C Cash Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to such Collection Account or such L/C Cash Collateral Account, as the case may be, and except as otherwise provided by the provisions of Section 8 and Section 18, that no amount (including interest on Collateral Investments) shall be paid or released to or for the account of, or withdrawn by or for the account of, the Pledgor or any other Person from such Collection Account or L/C Cash Collateral Account, as the case may be.

The Collection Account, the Cash Concentration Account and the L/C Cash Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

          SECTION 6.  As to Account Collateral.  So long as any
Advance shall remain unpaid, any Letter of Credit shall be outstanding, any Bank Hedge Agreement shall be in effect or any Lender Party shall have any Commitment under the Credit
Agreement:

          (a) Each Pledgor shall comply with its current cash management policies and practices, and shall not make any material change to such policies and practices which could adversely affect the interests of the Secured Parties without the prior written consent of the Agent.
          (b) Each Pledgor shall instruct each Person obligated at any time to make any payment to such Pledgor for any reason (an "Obligor") to make such payment to a Pledged Account (as defined in Section 9(d)) or to the Collection Account and shall pay to the Agent for deposit in the Collection Account, at the end of each Business Day, all proceeds of Collateral.

          (c) Each Pledgor shall not make any deposit in any deposit account other than a deposit in the Cash Concentration Account or an Other Account (as defined in Section 9(d)) or an Excepted Account (as defined in Section 9(d)) in accordance with its then current cash management policies and practices in
accordance with Section 6(a), provided      that in the case of
deposits in the Excepted Accounts, no amount deposited therein shall constitute proceeds of Collateral, other than amounts transferred directly from the Cash Concentration Account.

          (d) Upon the occurrence and during the continuance of an Event of Default, at the Agent's request, within 15 Business Days of such request (or such later time as the Agent and Crompton Corp. shall agree), (i) each Pledgor shall give written notice to the Agent of (A) the name and address of each bank with which each Pledged Account or Other Account is maintained by such Pledgor, (B) the account number of each such Pledged Account or Other Account and (C) the full name under which such Pledged Account or Other Account is maintained, (ii) each Pledgor shall enter into letter agreements (the "Pledged Account Letters") in form and substance satisfactory to the Agent among such Pledgor, the Agent and each bank with which such Pledgor maintains a Pledged Account or, at the option of such Pledgor, shall close such account, (iii) each Pledgor shall enter into letter agreements (the "Other Account Letters", and together with the Pledged Account Letters, the "Blocked Account Letters
") in form and substance satisfactory to the Agent among such Pledgor, the Agent and each bank with which such Pledgor maintains an Other Account or, at the option of such Pledgor, shall close such account, (iv) upon any termination of any Pledged Account Letter or other agreement with respect to the maintenance of a Pledged Account, such Pledgor shall promptly notify all Obligors that were making payments to such Pledged Account to make all future payments to another Pledged Account or to the Collection Account, and (v) each Pledgor agrees to close any or all Pledged Accounts and terminate any or all Pledged Account Letters at the request of the Agent upon five Business Days' notice thereof.
          SECTION 7.  Investing of Amounts in the Cash
Concentration Account and the L/C Cash Collateral Account. If requested by the Uniroyal Borrower and until the Uniroyal Borrower in any way amends such request, the Agent will direct Citibank to, subject to the provisions of Section 8 and Section 18, from time to time (a) invest amounts on deposit in the Cash Concentration Account and the L/C Cash Collateral Account in such Cash Equivalents in the name of the Agent or as to which all action required by Section 10 shall have been taken as the Uniroyal Borrower may select and the Agent may approve and (b) invest interest paid on the Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents in the name of the Agent or as to which all action required by Section 10 shall have been taken as such Uniroyal Borrower may select and the Agent may approve (the Cash Equivalents referred to in clauses (a) and (b) above being collectively "Collateral Investments"). Interest and proceeds that are not invested or reinvested in Collateral Investments as provided above shall be deposited and held in the Cash Concentration Account or the L/C Cash Collateral Account, as the case may be.

           SECTION 8. Release of Amounts. So long as no Event of Default shall have occurred and be continuing, the Agent will direct Citibank to pay and release to the Uniroyal Borrower or at its order or, at the request of the Uniroyal Borrower, apply to the Obligations of the Uniroyal Borrower under the Loan Documents, such amounts on deposit in the Collection Account, the Cash Concentration Account and the L/C Cash Collateral Account at the times and in the amounts specified in the Credit Agreement, or, if such times or amounts are not specified in the Credit Agreement, such amounts on deposit shall be released at the Uniroyal Borrower's direction.

          SECTION 9.  Representations and Warranties.  Each
Pledgor represents and warrants as follows:

          (a) As of the Effective Date, all of the Inventory is located at the places specified in Schedule II hereto. The chief place of business and chief executive office of such Pledgor and the office where such Pledgor keeps its records concerning the Receivables and all originals of all chattel paper that evidence Receivables, are located at the address specified opposite the name of such Pledgor on Schedule IV. None of the Receivables is evidenced by a promissory note or other instrument which has not been pledged to the Agent for the ratable benefit of the Secured Parties and delivered to the Agent pursuant to the terms of this Agreement.

          (b) Such Pledgor is the legal and beneficial owner of the Collateral of such Pledgor free and clear of any Lien, claim, option or rights of others except for the liens and security interests created under this Agreement or permitted under the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral (including, without limitation, general intangibles relating to the Collateral) or listing such Pledgor or any of its Subsidiaries or any trade names of such Pledgor or any of its Subsidiaries as debtor is on file in any recording office, except such as may have been filed in favor of the Agent relating to this Agreement or such as may have been filed in connection with other Liens permitted under the Credit Agreement.

          (c) Such Pledgor has exclusive possession and control of the Inventory, except the Inventory locations marked by an asterisk in Schedule II.

          (d) Such Pledgor has no lockbox accounts, deposit accounts, disbursement accounts or other accounts other than (i) the deposit accounts into which an Obligor deposits proceeds received in respect of Inventory Receivables or Related Contracts owing to such Pledgor (each a "Pledged Account"), (ii) the other accounts into which such Pledgor deposits proceeds received in respect of Inventory Receivables or Related Contracts owing to such Pledgor (each an "Other Account") and (iii) such other accounts into which no proceeds of Collateral are deposited (each an "Excepted Account").

          (e) The Initial Pledged Debt constitutes all of the outstanding indebtedness owed to such Pledgor by the issuers thereof.

          (f) The principal place of business and chief executive office of such Pledgor are located at the address specified opposite the name of such Pledgor on Schedule IV.

          (g) Such Pledgor has no trade names except as set forth on Schedule I hereto; such trade names were adopted in good faith; and, to the best of such Pledgor's knowledge, there exist no adverse claims against such trade names as of the Effective Date.

          (h) This Agreement and the pledge of the Collateral pursuant hereto create in favor of the Agent for the benefit of the Secured Parties a valid and perfected first priority security interest in the Collateral (other than as to matters of perfection and priority of the security interest in the Pledged Accounts and the Other Accounts) of such Pledgor, securing the payment of the Secured Obligations of such Pledgor, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken. Such Pledgor has not granted any security interest in the Collateral to any other Person.

          (i) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required (i) for the grant by such Pledgor of the assignment and security interest granted hereunder, for the pledge by such Pledgor of the Collateral pursuant hereto or for the execution, delivery or performance of this Agreement by such Pledgor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereunder (including the first priority nature of such pledge, assignment or security interest), except for the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements shall have been duly filed within 60 days after the Initial Extension of Credit (or such later date as may be agreed by the Borrowers and the Agent), or (iii) for the exercise by the Agent of its rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

          (j) The Inventory that has been produced by such Pledgor has been produced in compliance with all requirements of the Fair Labor Standards Act.

          (k) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

          SECTION 10. Further Assurances. (a) Each Pledgor agrees that from time to time, at the expense of such Pledgor, such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Pledgor will: (i) at the request of the Agent, mark conspicuously each document included in the Inventory of such Pledgor and each chattel paper included in the Receivables of such Pledgor with a legend, in form and substance satisfactory to the Agent, indicating that such document or chattel paper is subject to the security interest granted hereby; (ii) if any Collateral shall be evidenced by a promissory note or other instrument or chattel paper, at the request of the Agent, deliver and pledge to the Agent hereunder such note or instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may reasonably request, in order to perfect and preserve the pledge, assignment and security interests granted or purported to be granted hereunder.

          (b) Each Pledgor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Pledgor where permitted by law, provided that the Agent shall give reasonably prompt notice of any such filing to such Pledgor. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) Each Pledgor will furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

          SECTION 11. As to Inventory. (a) Each Pledgor shall keep the Inventory (other than Inventory sold in the ordinary course of business) at any of the places therefor specified in
Section 9(a) or, upon 20 days' prior written notice to the Agent, at such other places in a jurisdiction where all action required by Section 10 shall have been taken with respect to the Inventory.

          (b) Each Pledgor shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Inventory, except to the extent not required pursuant to Section 5.01(b) of the Credit Agreement. In producing the Inventory, each Pledgor shall comply with all requirements of the Fair Labor Standards Act.

          SECTION 12. Insurance. (a) Each Pledgor shall, at its own expense, maintain insurance with respect to the Inventory in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Agent from time to time. Each policy for property damage insurance with respect to Inventory shall provide for all losses (except for losses of less than $250,000 per occurrence) to be paid directly to the Agent. Each such policy shall in addition (i) name the Agent as loss payee, (ii) provide that there shall be no recourse against the Agent for payment of premiums or other amounts with respect thereto and (iii) provide that at least 10 days' prior written notice of cancellation or of lapse shall be given to the Agent by the insurer. Each Pledgor shall, if so requested by the Agent upon an Event of Default, deliver to the Agent duplicate policies of such insurance and, as often as the Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, each Pledgor shall, at the request of the Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of
Section 10 and use its best efforts to cause the insurers to acknowledge notice of such assignment.

          (b) Reimbursement under any liability insurance maintained by the Uniroyal Borrower pursuant to this Section 12 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Inventory when subsection (c) of this
Section 12 is not applicable, the Uniroyal Borrower shall make or cause to be made the necessary repairs to such Inventory or replacements of any Inventory, and any proceeds of insurance maintained by the Uniroyal Borrower pursuant to this Section 12 shall be paid to the Uniroyal Borrower as reimbursement for the costs of such repairs or replacements.
          (c) Upon the occurrence and during the continuance of any Event of Default or the actual or constructive total loss (in excess of $250,000 per occurrence) of any Inventory, all insurance payments in respect of such Inventory shall be paid to and applied by the Agent as specified in Section 18(b).

           SECTION 13. Place of Perfection; Records; Collection of Receivables. (a) Each Pledgor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Collateral, and all originals of all chattel paper that evidence Receivables, at the location therefor specified in Section 9(a) or, upon 20 days' prior written notice to the Agent, at such other locations in a jurisdiction where all actions required by Section 10 shall have been taken with respect to the Collateral. Each Pledgor will hold and preserve such records and chattel paper and will permit representatives of the Agent at any reasonable time and from time to time during regular business hours and upon reasonable prior notice to inspect and make abstracts from such records and chattel paper.

          (b)  Except as otherwise provided in this subsection
(b), each Pledgor shall continue to collect in the ordinary course of its business in a manner consistent with past practices, at its own expense, all amounts due or to become due to such Pledgor under the Receivables. The Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon written notice to the Pledgor of its intention to do so, to notify the Obligors under any Receivables of the assignment of such Receivables to the Agent and to direct such Obligors to make payment of all amounts due or to become due to such Pledgor thereunder directly to the Agent and, upon such notification and at the expense of such Pledgor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Pledgor might have done. After receipt by such Pledgor of the notice from the Agent referred to in the preceding sentence and so long as such Event of Default is continuing, (i) all amounts and proceeds (including instruments) received by such Pledgor in respect of the Receivables shall be received in trust for the benefit of the Agent hereunder, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement) to be deposited in the Collection Account and either (A) released to the Uniroyal Borrower on the terms set forth in Section 8 so long as no Event of Default shall have occurred and be continuing or
(B) if an Event of Default shall have occurred and be continuing, applied as provided by Section 18(b) and (ii) such Pledgor shall not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any Obligor thereof, or allow any credit or discount thereon.

          SECTION 14. Transfers and Other Liens. Each Pledgor agrees that it shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral of such Pledgor (other than sales, assignments, options and other dispositions permitted under the terms of the Credit Agreement) or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Pledgor, except for the Liens created under the Collateral Documents and any other Liens permitted under the Credit Agreement.

          SECTION 15. Agent Appointed Attorney-in-Fact. Each Pledgor hereby irrevocably appoints the Agent such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default in the Agent's discretion, to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to obtain and adjust insurance required to be paid to the Agent pursuant to Section 12,

          (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

          (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

          (d) to file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the rights of the Agent with respect to any of the Collateral.
          SECTION 16. Agent May Perform. If any Pledgor fails to perform any agreement contained herein, the Agent may, but without any obligation to do so and without further notice, itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by such Pledgor under Section 19(b). The Agent agrees to notify the Uniroyal Borrower of any such performance; provided, however, that the failure to give such notice shall not affect the Agent's right to perform or the validity of such performance.

          SECTION 17. The Agent's Duties. The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Agent or any other Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Agent accords its own property.

          SECTION 18. Remedies. If any Event of Default shall have occurred and be continuing:

          (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at such time (the "Uniform Commercial Code") (whether or not the Uniform Commercial Code applies to the affected Collateral) and also may (i) require any Pledgor to, and each Pledgor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral pledged by it (other than the Receivables and the Account Collateral) as directed by the Agent and make it available to the Agent at a place and time to be designated by the Agent that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 19) in whole or in part by the Agent for the ratable benefit of the Secured Parties, against all or any part of the Secured Obligations in such order as the Agent shall elect. In determining the amount of any such cash to be applied against the Secured Obligations owing to the Hedge Banks other than Secured Obligations theretofore accrued and unpaid, the Agent shall be fully protected in relying on the Agreement Values of the Bank Hedge Agreements. "Agreement Value" means, for any Bank Hedge Agreement on any date of determination, the amount, if any, that would be payable to the Hedge Bank in respect of "agreement value" as though such Bank Hedge Agreement were terminated on such date, calculated as provided in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1992 Edition; each determination of Agreement Value shall be made by the Agent in good faith and in reliance on any information, including information provided by such Hedge Bank, that it believes accurate, but without any obligation to verify such information. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the Pledgors or to whomsoever may be lawfully entitled to receive such surplus.

          (c) The Agent may exercise any and all rights and remedies of the Pledgors in respect of the Collateral.

          (d) All payments received by each Pledgor in respect of the Collateral shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement).

          (e) The Agent may, without notice to the Uniroyal Borrower except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against the Uniroyal Borrower's Collection Account, the Cash Concentration Account and the L/C Cash Collateral Account or any part thereof.

          SECTION 19.  Indemnity and Expenses.   (a)   Each
Pledgor agrees to defend, protect, indemnify and hold harmless each Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Agent's or such other Secured Party's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

          (b) Each Pledgor will upon demand, pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Pledgor, (iii) the exercise or enforcement of any of the rights of the Agent or any other Secured Party against such Pledgor, or (iv) the failure by such Pledgor to perform or observe any of the provisions hereof.

          (c) Without prejudice to the survival of any other agreement of any Loan Party hereunder or under any other Loan Document, the agreements and obligations of the Pledgors contained in this Section 19 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under any of the other Loan Documents.

          SECTION 20. Amendments; Waivers; Etc. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

          (b) Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a "Uniroyal Security Agreement Supplement
  "), (i) such Person shall be referred to as an "Additional
Pledgor     " and shall be and become a Pledgor and each
reference in this Agreement to "Pledgor     " shall also mean and
be a reference to such Additional Pledgor, and (ii) the annexes attached to each Uniroyal Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I, II and III hereto, and the Collateral Agent may attach such annexes as supplements to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant hereto.

          SECTION 21. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic or telex communication) and, if to any Pledgor, mailed, telecopied, telegraphed, telexed or delivered to it, addressed to it c/o Uniroyal Corp. at its address at World Headquarters, Benson Road, Middlebury, CT
06749, Attention: Chief Financial Officer, and if to the Agent, mailed, telecopied, telegraphed, telexed or delivered to it, addressed to it at the address of the Agent specified in the Credit Agreement, or as to any party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall (a) when mailed, be effective three Business Days after the same is deposited in the mails, (b) when mailed for next day delivery by a reputable freight company or reputable overnight courier service, be effective one Business Day thereafter, and (c) when sent by telegraph, telecopier or telex, be effective when the same is confirmed by telephone, telecopier confirmation or return telecopy or telex answerback, respectively.

          SECTION 22. Continuing Security Interest; Assignments. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Collateral Release Date, (b) be binding upon each Pledgor, its successors and assigns and (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause
(c), any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party herein or otherwise, in each case as provided in Section 8.07 of the Credit Agreement. No Pledgor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Secured Parties.

          SECTION 23. Release and Termination. (a) Upon any sale, lease, transfer or other disposition of any item of Collateral of any Pledgor, in accordance with the terms of the Loan Documents, the Agent will, at such Pledgor's expense, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release no Event of Default shall have occurred and be continuing and (ii) the Uniroyal Borrower shall have delivered to the Agent, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Agent and a certification by the Uniroyal Borrower to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Agent may request.

          (b) Upon the Collateral Release Date, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the respective Pledgor. Upon any such termination or release, the Agent will, at such Pledgor's expense, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination.

          SECTION 24. Security Interest Absolute. The Obligations of each Pledgor hereunder are independent of the Obligations of any other Loan Party under the Loan Documents, and a separate action or actions may be brought or prosecuted against each Pledgor whether action is brought against any other Loan Party or whether any other Loan Party is joined in any such action or actions. All rights of the Collateral Agent and security interests hereunder, and all obligations of each Pledgor hereunder, shall be absolute and unconditional, irrespective of, and each Pledgor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the circumstances described in the Guaranties or any other circumstance that might constitute a discharge available to, or a discharge of, any Borrower or any Guarantor.

          This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made.

          SECTION 25. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 26. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the Uniform Commercial Code are used herein as therein defined.

          IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                         GUSTAFSON, INC.


                         By
                             Title:


                         GUSTAFSON INTERNATIONAL COMPANY


                         By
                             Title:


                         LOKAR ENTERPRISES, INC.


                         By
                             Title:


                         TRACE CHEMICALS, INC.


                         By
                             Title:


                         UNIROYAL CHEMICAL BRAZIL HOLDING, INC.

                         By
                                  Title:


                         UNIROYAL CHEMICAL COMPANY,INC.


                         By
                             Title:


                         UNIROYAL CHEMICAL CORPORATION


                         By
                                  Title:


                         UNIROYAL CHEMICAL EXPORT LIMITED


                         By
                             Title:


                         UNIROYAL CHEMICAL INTERNATIONAL COMPANY


                         By
                             Title:


                         UNIROYAL CHEMICAL LEASING COMPANY, INC.


                         By
                             Title:



                       SCHEDULE I

           TO THE UNIROYAL SECURITY AGREEMENT


                        TRADE NAMES


Uniroyal Chemical Company, Inc. only sells as Uniroyal Chemical
Company, Inc.

                         SCHEDULE II
            TO THE UNIROYAL SECURITY AGREEMENT

                 LOCATIONS OF INVENTORY



                       SCHEDULE III
           TO THE UNIROYAL SECURITY AGREEMENT

                       PLEDGED DEBT

          Debt of the Uniroyal Borrower and the Uniroyal
Guarantors evidenced by the intercompany promissory note dated August 21, 1996 made by CK Holding Corporation, CNK Disposition Corp., Crompton & Knowles Colors Incorporated, Crompton & Knowles Corporation, Crompton & Knowles Overseas Corporation, Davis-Standard Corporation, Ingredient Technology Corporation, Kem
Manufacturing Corporation, Gustafson, Inc., Gustafson
International Company, Lokar Enterprises, Inc., Trace Chemicals, Inc., Uniroyal Chemical Brazil Holding, Inc., Uniroyal Chemical Company, Inc., Uniroyal Chemical Corporation, Uniroyal Chemical Export Limited, Uniroyal Chemical International Company, Uniroyal Chemical Leasing Company Inc. and Uniroyal Chemical Ltd.


                         SCHEDULE IV
              TO THE UNIROYAL SECURITY AGREEMENT

             CHIEF EXECUTIVE OFFICES OF PLEDGORS

Uniroyal Chemical Corporation        Lokar Enterprises, Inc.
c/o Uniroyal Chemical Company, Inc.   c/o Uniroyal Chemical
                                      Company, Inc.
Benson Road                           Benson Road
Middlebury, CT  06749                 Middlebury, CT  06749
Fed. Tax ID #: 06-1258925

Gustafson International Company      Uniroyal Chemical Company,
                                    Inc.
c/o Gustafson, Inc.                  Benson Road
1400 Preston Road                    Middlebury, CT  06749
Suite 400                            Fed. Tax ID #: 06-1148490
Plano, TX  75093
Fed. Tax ID #: 75-2295890            Gustafson, Inc.
                                     1400 Preston Road, Suite 400
Uniroyal Chemical Brazil Holding,    Plano, TX  75093
  Inc.                               Fed. Tax ID #: 41-0795292
c/o Uniroyal Chemical Company, Inc.
Benson Road
Middlebury, CT  06749                Trace Chemicals, Inc.
06-1237209                           839 Brinkman Drive
Fed. Tax ID #: 06-1237209            Pekin, IL  61554
                                      Fed. Tax ID #: 37-1032576
Uniroyal Chemical Export Limited
c/o Uniroyal Chemical Company, Inc.
Benson Road
Middlebury, CT  06749
Fed. Tax ID #: 06-1431523

Uniroyal Chemical International Company
c/o Gustafson, Inc.
1400 Preston Road
Suite 400
Plano, TX  75093
Fed. Tax ID #:  75-2270460

Uniroyal Chemical Leasing Company, Inc.
c/o Uniroyal Chemical Company, Inc.
Benson Road
Middlebury, CT  06749
           EXHIBIT A TO THE UNIROYAL SECURITY AGREEMENT

          FORM OF UNIROYAL SECURITY AGREEMENT SUPPLEMENT



Citicorp USA, Inc., as Agent
     under the Credit Agreement
     referred to below
     399 Park Avenue
     New York, New York  10043                         [Date]



Attention:  Robert Kosian



Uniroyal Security Agreement dated as of August 21, 1996 made by Uniroyal Chemical Company, Inc. and the other
Pledgors to Citicorp USA, Inc., as Agent

Ladies and Gentlemen:

     Reference is made to the above-captioned Uniroyal Security Agreement (such Uniroyal Security Agreement, as in effect on the date hereof and as it may hereafter be amended, modified or otherwise supplemented from time to time, being the "Uniroyal Security Agreement"). The terms defined in the Uniroyal Security Agreement (or in the Credit Agreement referred to therein) and not otherwise defined herein are used herein as therein defined.

     The undersigned hereby agrees, as of the date first above written, to become a Pledgor under the Uniroyal Security
Agreement as if it were an original party thereto and agrees that each reference in the Uniroyal Security Agreement to "Pledgor" shall also mean and be a reference to the undersigned.

     The undersigned hereby assigns and pledges to the Agent for the ratable benefit of the Secured Parties, and hereby grants to the Agent for the ratable benefit of the Secured Parties as security for the Secured Obligations a lien on and security interest in, all of the right, title and interest of the undersigned, whether now owned or hereafter acquired, in and to the Collateral owned by the undersigned, including, but not limited to, the property listed on Annex I hereto. Schedules I, II and III to the Uniroyal Security Agreement are hereby supplemented by Annexes I, II and III hereto, respectively. The undersigned hereby certifies that such Annexes have been prepared by the undersigned in substantially the form of Schedules I, II and III to the Uniroyal Security Agreement and are accurate and complete as of the date hereof.

     The undersigned hereby makes each representation and warranty set forth in Section 9 of the Uniroyal Security Agreement (as supplemented by the attached Annexes) to the same extent as each other Pledgor and hereby agrees to be bound as a Pledgor by all of the terms and provisions of the Uniroyal Security Agreement to the same extent as each other Pledgor.

     This Uniroyal Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

               Very truly yours,

              [NAME OF ADDITIONAL PLEDGOR]



              By
                 Title:

              Address of Chief Executive
              Office and for Notices:
              [Address]



                                               EXHIBIT D-3


                       [SEE EXHIBIT D-1]


                                              EXHIBIT D-3
                            FORM OF LOUISIANA UNDERTAKING



                  LOUISIANA UNDERTAKING


               Dated as of August 21, 1996




To the Lender Parties party to the
  Credit Agreement referred
  to below and to Citicorp USA, Inc.,
  as Agent for such Lender Parties


Ladies and Gentlemen:

     We refer to the Uniroyal Security Agreement dated as of August 21, 1996 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), made and executed by the Pledgors party thereto in favor of Citicorp, USA, Inc., as Agent (in such capacity, the "Agent") for the Secured Parties referred to in the Credit Agreement dated as of August 21, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Uniroyal Chemical Company, Inc. ("Uniroyal"), Crompton & Knowles Corporation, Crompton & Knowles Colors Incorporated, Davis-Standard Corporation, Ingredient Technology Corporation, the Lender Parties party thereto, Citicorp Securities, Inc., as Arranger, Citicorp USA, Inc., as Agent and The Chase Manhattan Bank, as Managing Agent. Unless otherwise defined herein, the terms defined in the Credit Agreement or the Security Agreement shall be used herein as therein defined.

     Each Pledgor hereby agrees, with respect to any and all Collateral located in the State of Louisiana (the "Louisiana
Collateral") that the Security Agreement is hereby supplemented, effective as of the date first above written, as follows:

     (a) In the event the Louisiana Collateral or any part thereof is seized as an incident to an action for the recognition or enforcement of the security interest granted under the Security Agreement by executory process, ordinary process, sequestration, writ of fieri facias, or otherwise, each Pledgor hereby agrees that any court issuing any such order shall, if petitioned for by the Agent, direct the sheriff or the United States Marshal, as applicable, to appoint as a keeper of the Louisiana Collateral, the Agent, or any agent designated by the Agent, or any person named by the Agent at the time such seizure is effected. This designation is made pursuant to LSA-R.S. 9:5136 through 5140.2, inclusive, as the same may be amended from time to time, and the Agent shall be entitled to all the rights and benefits afforded thereunder including reasonable compensation.

     (b) The Agent may exercise in respect of the Louisiana Collateral, in addition to all other rights and remedies provided for herein or in the Security Agreement or otherwise available to it, all of the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of Louisiana at such time, whether or not the Uniform Commercial Code of the State of Louisiana applies to the affected Louisiana Collateral.

     (c) Each Pledgor hereby confesses judgment in the amount of the Secured Obligations for purposes of executory process in favor of the Agent or of any future holder, bona fide purchaser, or assignee of the Secured Obligations of such Pledgor under the Security Agreement, and it shall be lawful for the Agent, without making demand and without notice or putting into default, the same being hereby expressly waived, to cause all and singular the Louisiana Collateral to be seized and sold under executory or ordinary process by any court of competent jurisdiction or to proceed with enforcement of its security interests in any other manner provided by law, to be sold with or without appraisement, to the highest bidder for cash or on such other terms as the plaintiff in such proceedings may direct. To the extent otherwise applicable at all, each Pledgor hereby expressly waives all of the following: (i) the benefit of appraisement, as provided in Articles 2332, 2336, 2723, and 2724 of the Louisiana Code of Civil Procedure (the "Louisiana Code"), and all other laws conferring the same; (ii) the demand and three (3) days delay accorded by Articles 2639 and 2721 of the Louisiana Code,
(iii) the notice of seizure required by Article 2293 of the Louisiana Code, and conferring the same; (iv) the three (3) days delay provided by Articles 2331 and 2722 of the Louisiana Code, and the other provisions of Articles 2331, 2722, and 2723 of the Louisiana Code, and (v) all other Articles of the Louisiana Code not specifically mentioned above, in each case, as amended from time to time; and each Pledgor expressly agrees to the immediate seizure of the Louisiana Collateral in the event of suit thereon.

      This Undertaking shall not operate as a waiver of any right, power or remedy of the Agent under the Security Agreement nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

     Without duplication of any amount payable under Section 8.04 of the Credit Agreement, Uniroyal agrees: (a) to indemnify the Agent from and against any and all claims, losses and liabilities growing out of or resulting from this Undertaking (including, without limitation, enforcement of this Undertaking), except claims, losses or liabilities resulting from the Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction; and (b) upon demand, to pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Agent may incur in connection with (i) the administration of this Undertaking,
(ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Louisiana Collateral, (iii) the exercise or enforcement of any of the rights of the Agent or the Lender Parties hereunder or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

     This Undertaking may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Undertaking by telecopier shall be effective as delivery of a manually executed counterpart of this Undertaking.

     This Undertaking shall be governed by, and construed in accordance with, the laws of the State of Louisiana.

                              Very truly yours,


                     GUSTAFSON, INC.


                     By
                        Title:


                    GUSTAFSON INTERNATIONAL COMPANY


                    By
                       Title:

                    LOKAR ENTERPRISES, INC.


                    By
                       Title:


                    TRACE CHEMICALS, INC.


                    By
                      Title:


                    UNIROYAL CHEMICAL BRAZIL HOLDING, INC.


                    By
                       Title:


                    UNIROYAL CHEMICAL COMPANY, INC.


                    By
                       Title:


                    UNIROYAL CHEMICAL CORPORATION


                    By
                         Title:

                    UNIROYAL CHEMICAL EXPORT LIMITED


                    By
                       Title:


                    UNIROYAL CHEMICAL INTERNATIONAL COMPANY


                    By
                       Title:


                    UNIROYAL CHEMICAL LEASING COMPANY, INC.


                   By
                       Title:




WITNESSES:

___________________________


___________________________

Acknowledged this 21st
day of August, 1996


CITICORP USA, INC.
  as Agent for the Secured Parties


By__________________
     Title:



                                            EXHIBIT E-1


                   FORM  OF CONSENT


                          Dated as of December __, 1996

          The undersigned, (a) Crompton & Knowles Corporation, ("Crompton Corp."), the Parent Guarantor under the Parent Guaranty and (b) each of the Guarantors under the Subsidiary Guaranty and designated on the signature pages hereof as a "Subsidiary Guarantor", in each case in favor of the Agent, for its benefit and the benefit of the Lender Parties party to the Existing Credit Agreement as amended and restated by the Amended and Restated Credit Agreement dated as of December __, 1996 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Amended and Restated Credit Agreement"; terms not otherwise defined herein shall have the meaning herein as therein ascribed to them) among Crompton Corp., Crompton & Knowles Colors Incorporated, a Delaware corporation, Davis-Standard Corporation, a Delaware corporation, Ingredient Technology Corporation, a Delaware corporation, Uniroyal Chemical Company, Inc., a New Jersey corporation, B-2 Borrowers named therein and the B-3 Borrowers named therein, the Lender Parties party thereto, Citicorp USA, Inc., as Agent for the Lender Parties, and The Chase Manhattan Bank, as Managing Agent, hereby consent to such Amended and Restated Credit Agreement and hereby confirm and agree that notwithstanding the effectiveness of such Amended and Restated Credit Agreement, each of the Parent Guaranty and the Subsidiary Guaranty shall continue to be in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amended and Restated Credit Agreement, each reference in the Parent Guaranty and the Subsidiary Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Amended and Restated Credit Agreement.



                                   CROMPTON & KNOWLES
                                     CORPORATION

                                   By_________________________
                                     Title:

                               SUBSIDIARY GUARANTORS


                                   CK HOLDING CORPORATION


                                    By_____________________
                                      Title:


                                   CNK DISPOSITION CORP.


                                   By_______________________
                                      Title:


                                   CROMPTON & KNOWLES COLORS
                                    INCORPORATED


                                   By_________________________
                                     Title:


                                   CROMPTON & KNOWLES OVERSEAS
                                    CORPORATION

                                   By_________________________
                                      Title:


                                   DAVIS-STANDARD CORPORATION

                                   By_________________________
                                      Title:


                                  INGREDIENT TECHNOLOGY
                                   CORPORATION


                                   By_________________________
                                     Title:


                                   GUSTAFSON, INC.


                                    By_________________________
                                       Title:


                                   GUSTAFSON INTERNATIONAL
                                     COMPANY

                                    By_________________________
                                       Title:


                                    KEM MANUFACTURING CORPORATION


                                     By_________________________
                                       Title:


                                    LOKAR ENTERPRISES, INC.

                                     By________________________
                                       Title:


                                    TRACE CHEMICALS, INC.


                                     By_________________________
                                        Title:


                                     UNIROYAL CHEMICAL BRAZIL
                                       HOLDING, INC.

                                      By_________________________
                                        Title:


                                   UNIROYAL CHEMICAL COMPANY,
                                     INC.


                                   By_________________________
                                      Title:


                                   UNIROYAL CHEMICAL CORPORATION


                                    By_________________________
                                       Title:


                                   UNIROYAL CHEMICAL EXPORT
                                     LIMITED

                                     By_________________________
                                        Title:


                                    UNIROYAL CHEMICAL
                                      INTERNATIONAL COMPANY


                                    By_________________________
                                      Title:


                                   UNIROYAL CHEMICAL LEASING
                                    COMPANY, INC.


                                   By_________________________
                                      Title:


                                                EXHIBIT E-1
                                   FORM OF PARENT GUARANTY





                               PARENT GUARANTY

                            Dated August 21, 1996

                                     From
                        CROMPTON & KNOWLES CORPORATION

                                as Guarantor

                                in favor of

                    THE SECURED PARTIES REFERRED TO IN
                 THE CREDIT AGREEMENT REFERRED TO HEREIN
                       T A B L E   O F   C O N T E N T S



Section                                                   Page


1.Guaranty                                                  1

2.Guaranty Absolute                                         2

3.Waivers and Acknowledgments                               3

4.Subrogation                                               4

5.Payments Free and Clear of Taxes, Etc.                    4

6.Representations and Warranties                            7

7.Amendments, Etc.                                          8

8.Notices, Etc.                                             8

9.No Waiver; Remedies                                       8

10.Right of Set-off                                         8

11.Indemnification                                          9

12.Continuing Guaranty; Assignments under the Credit
   Agreement                                                9

13.Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.  9

PARENT GUARANTY


PARENT GUARANTY dated August 21, 1996 made by CROMPTON & KNOWLES
CORPORATION, a Massachusetts corporation (the "Guarantor"), in favor of the Secured Parties (as defined in the Credit Agreement referred to below).

PRELIMINARY STATEMENT. The Guarantor has entered into a Credit Agreement dated as of August 21, 1996 (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms used herein and not otherwise defined are used herein as therein defined) with Crompton & Knowles Colors Incorporated ("Crompton Colors"), Davis-Standard Corporation ("Davis-Standard"), Ingredient Technology Corporation ("ITC" and, together with the Guarantor, Crompton Colors and Davis-Standard, the "Crompton Borrowers") and Uniroyal Chemical Company, Inc. (together with the Crompton Borrowers, the "Borrowers") the lender parties party thereto (the "Lender Parties"), Citicorp Securities, Inc., as Arranger, Citicorp USA, Inc., as Agent and The Chase Manhattan Bank, as
Managing Agent.   The Guarantor may receive a portion of the
proceeds of the Advances under the Credit Agreement and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement. It is a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lender Parties under the Credit Agreement and the entry by the Hedge Banks into Bank Hedge Agreements with the Borrowers from time to time that the Guarantor, as direct or indirect owner of 100% of the outstanding shares of stock of each Borrower, shall have executed and delivered this Guaranty.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances and to issue Letters of Credit under the Credit Agreement and the Hedge Banks to enter into Bank Hedge Agreements with the Borrowers from time to time, the Guarantor hereby agrees as follows:

Section 1. Guaranty. The Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of each other Loan Party now or hereafter existing under the Loan Documents, whether for principal (including reimbursement for amounts drawn under Letters of Credit), interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise (such Obligations being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Agent or any other Secured Party in enforcing any rights under this Guaranty and the other Loan Documents. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to the Agent or any other Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Loan Party.

Section 2. Guaranty Absolute. The Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any other Secured Party with respect thereto. The Obligations of the Guarantor under this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any Borrower or any other Loan Party or whether such Borrower or any other Loan Party is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and the Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

(a)any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

(b)any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Borrower or any of its Subsidiaries or otherwise;

(c)any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(d)any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;

(e)any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;

(f)any failure of any Secured Party to disclose to any Borrower or the Guarantor any information relating to the financial condition, operations, properties or prospects of any other Loan Party now or in the future known to any Secured Party (the Guarantor waiving any duty on the part of the Secured Parties to disclose such information);

(g)the failure of any other person to execute any other guaranty or agreement or the release or reduction of liability of any guarantor or other surety with respect to the Guaranteed
Obligations; or

(h)any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Agent or any other Secured Party that might otherwise constitute a defense available to, or a discharge of, each Borrower, the Guarantor or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of any Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

Section 3. Waivers and Acknowledgments. (a) The Guarantor hereby waives promptness, diligence, notice of acceptance, presentment, demand for performance, protest, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty or the rights of the Secured Parties under this Guaranty and any requirement that the Agent or any other Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral.

(b)The Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

(c) The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.

Section 4. Subrogation. The Guarantor will not exercise any rights that it may now or hereafter acquire against any Borrower or any other insider guarantor that arise from the existence, payment, performance or enforcement of the Guarantor's Obligations under this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against any Borrower or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Borrower or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, all Bank Hedge Agreements shall have expired or terminated and the Commitments shall have expired or terminated. If any amount shall be paid to the Guarantor in violation of the preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and the later of (i) the Termination Date and
(ii) the expiration or termination of all Bank Hedge Agreements, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) the Guarantor shall make payment to the Agent or any other Secured Party of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be paid in full in cash and (iii) the Termination Date shall have occurred and all Bank Hedge Agreements shall have expired or terminated, the Agent and the other Secured Parties will, at the Guarantor's request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Guaranteed Obligations resulting from such payment by the Guarantor.

Section 5.  Payments Free and Clear of Taxes, Etc.   (a)  Any and
all payments made by the Guarantor hereunder shall be made, in accordance with Section 2.11 of the Credit Agreement, free and clear of and without deduction for any and all present or future Taxes. If the Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Agent or any other Secured Party, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Agent or such other Secured Party (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Guarantor shall make such deductions and (iii) the Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

(b)In addition, the Guarantor agrees to pay any present or future
Other Taxes.

(c)The Guarantor agrees to indemnify the Agent and each other Secured Party for and hold them harmless against the full amount of Taxes and Other Taxes, and for the full amount of taxes of any kind imposed by any jurisdiction on amounts payable under this
Section 5, imposed on or paid by the Agent or such other Secured Party (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date the Agent or such other Secured Party (as the case may be) makes written demand therefor.

(d)Within 30 days after the date of any payment of Taxes by or on behalf of the Guarantor, the Guarantor will furnish to the Agent, at its address referred to in the Credit Agreement, the original or a certified copy of a receipt evidencing such payment. In the case of any payment hereunder by or on behalf of the Guarantor through an account or branch outside the United States or by or on behalf of the Guarantor by a payor that is not a United States person, if the Guarantor determines that no Taxes are payable in respect thereof, the Guarantor shall furnish, or shall cause such payor to furnish, to the Agent, at such address, an opinion of counsel acceptable to the Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e), the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

(e)Upon the reasonable request in writing of the Guarantor, each Secured Party organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of the Credit Agreement in the case of each Initial Lender or Initial Issuing Bank, as the case may be, and on the date of the Assignment and Acceptance or other agreement pursuant to which it becomes a Secured Party in the case of each other Secured Party, and from time to time thereafter upon the reasonable request in writing by the Guarantor (but only so long thereafter as such Secured Party remains lawfully able to do so), provide the Agent and the Guarantor with Internal Revenue Service Forms 1001 or 4224 or (in the case of a Secured Party that is claiming exemption from United States withholding tax under
Section 871(h) or 881(c) of the Internal Revenue Code with respect to payments of "portfolio interest") two accurate and complete signed original Forms W-8 (and, if such Secured Party delivers Forms W-8, two signed certificates certifying that such Secured Party (i) is not a "bank" for purposes of Section 881(c) of the Internal Revenue Code, (ii) is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code) of the Borrower, (iii) is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Internal Revenue Code) and (iv) is not a conduit entity participating in a conduit financing arrangement (as defined in Treasury Regulation Section 1.881-3), as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Secured Party is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to the Credit Agreement. If the accurate and complete forms provided by a Secured Party at the time such Secured Party first becomes a party to the Credit Agreement indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Secured Party provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if at the date of the Assignment and Acceptance pursuant to which a Secured Party assignee becomes a party to the Credit Agreement, the Secured Party assignor was entitled to payments under subsection (a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Secured Party assignee on such date.

(f)For any period with respect to which a Secured Party has failed to provide the Guarantor following the Guarantor's request therefor pursuant to subsection (e) above with the appropriate form described in subsection (e) above (other than if such failure is due to a change in law occurring after the date on which a form originally was required to be provided or if such form otherwise is not required under subsection (e) above), such Secured Party shall not be entitled to indemnification under subsection (a) or (c) with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should a Secured Party become subject to Taxes because of its failure to deliver a form required hereunder, the Guarantor shall take such steps, at such Lender Party's sole expense, as such Secured Party shall reasonably request to assist such Secured Party to recover such Taxes.

(g)Any Secured Party claiming any additional amounts payable pursuant to this Section 5 agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Secured Party, be otherwise disadvantageous to such Secured Party.

(h)If any Secured Party, in its sole opinion, determines that it has finally and irrevocably received or been granted a refund in respect of any Taxes or Other Taxes as to which indemnification has been paid by Crompton Corp. pursuant to Section 5(a) or (b), it shall promptly remit such refund (including any interest) to Crompton Corp., net of all out-of-pocket expenses of such Secured Party; provided, however, that Crompton Corp., upon the request of such Secured Party, agrees promptly to return such refund (plus any interest) to such party in the event such party is required to repay such refund to the relevant taxing authority. Such Secured Party shall provide Crompton Corp. with a copy of any notice or assessment from the relevant taxing authority (deleting any confidential information contained therein) requiring repayment of such refund. Nothing contained herein shall impose an obligation on any Secured Party to apply for any refund.

(i)Without prejudice to the survival of any other agreement of the Guarantor hereunder or under any other Loan Document, the agreements and obligations of the Guarantor contained in this
Section 5 and in Section 11 shall survive the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty.

Section 6. Representations and Warranties. The Guarantor hereby represents and warrants as follows:

(a)The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. All of the outstanding capital stock of the Guarantor has been validly issued and is fully paid and non-assessable.

(b)The execution, delivery and performance by the Guarantor of this Guaranty and each other Loan Document and each Related Document to which it is or is to be a party, and the consummation of the Merger and the other transactions contemplated hereby, are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not
(i) contravene the Guarantor's charter or bylaws, (ii) violate any law, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any loan agreement, indenture, mortgage, deed of trust or other instrument or material contract or material lease binding on or affecting the Guarantor, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Guarantor or any of its Subsidiaries. Neither the Guarantor nor any of its Subsidiaries is in violation of any the law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any the contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which would have a Material Adverse Effect.

(c)No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by the Guarantor of this Guaranty, any other Loan Document or any Related Document to which it is or is to be a party, or for the consummation of the Merger or the other transactions contemplated hereby, (ii) the grant by the Guarantor of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first priority nature thereof) or (iv) the exercise by the Agent or any Lender Party of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the authorizations, approvals, actions, notices and filings listed on Schedule 4.01(d) to the Credit Agreement, all of which have been duly obtained, taken, given or made and are in full force and effect. All applicable waiting periods in connection with the Merger and the other transactions contemplated hereby and by the Credit Agreement have expired without any action having been taken by any competent authority restraining, preventing or imposing materially adverse conditions upon the Merger or the rights of the Guarantor or its Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

(d)This Guaranty has been, and each other Loan Document and each Related Document to which the Guarantor will be a party when delivered pursuant to the Credit Agreement will have been, duly executed and delivered by the Guarantor. This Guaranty is, and each other Loan Document and each Related Document to which it will be a party when delivered pursuant to the Credit Agreement will be, the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.

(e)There is no action, suit, investigation, litigation or proceeding affecting the Guarantor or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect (other than the Disclosed Litigation) or (ii) purports to affect the legality, validity or enforceability of the Merger, this Guaranty, any other Loan Document or any Related Document or the consummation of the transactions contemplated by the Loan Documents, and there has been no material adverse change in the status, or financial effect on the Guarantor or any of its Subsidiaries, of the Disclosed Litigation from that described on
Schedule 3.01(f) of the Credit Agreement.

(f)There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

(g)The Guarantor has, independently and without reliance upon the Agent or any other Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and the Guarantor has established adequate means of obtaining from any other Loan Parties on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the financial condition, operations, properties and prospects of such other Loan Parties.

Section 7. Amendments, Etc. No amendment or waiver of any provision of this Guaranty and no consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Secured Parties (other than any Lender Party that is, at such time, a Defaulting Lender), (a) reduce or limit the liability of the Guarantor hereunder or release the Guarantor, (b) postpone any date fixed for payment hereunder or (c) change the number of Secured Parties required to take any action hereunder.

Section 8. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to it, if to the Guarantor, addressed to it at One Station Place, Metro Center, Stamford, CT 06902, Attention: Chief Financial Officer, if to the Agent or any Lender Party, at its address specified in the Credit Agreement, if to any Hedge Bank, at its address specified in the Bank Hedge Agreement to which it is a party, or as to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall (a) when mailed, be effective three Business Days after the same is deposited in the mails, (b) when mailed for next day delivery by a reputable freight company or reputable overnight courier service, be effective one Business Day thereafter, and (c) when sent by telegraph, telecopier or telex, be effective when the same is confirmed by telephone, telecopier confirmation or return telecopy or telex answerback, respectively.

Section 9. No Waiver; Remedies. No failure on the part of the Agent or any other Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 10. Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by
Section 6.01 of the Credit Agreement to authorize the Agent to declare the Notes due and payable pursuant to the provisions of said Section 6.01, each Lender Party and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party or such Affiliate to or for the credit or the account of the Guarantor against any and all of the Obligations of the Guarantor now or hereafter existing under this Guaranty, whether or not such Lender Party shall have made any demand under this Guaranty and although such Obligations may be unmatured. Each Lender Party agrees promptly to notify the Guarantor after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender Party and its respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender Party and its respective Affiliates may have.

Section 11. Indemnification. Without limitation on any other Obligations of the Guarantor or remedies of the Secured Parties under this Guaranty, the Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Secured Party from and against, and shall pay on demand, any and all losses, liabilities, damages, costs, expenses and charges (including the fees and disbursements of such Secured Party's legal counsel) suffered or incurred by such Secured Party as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Loan Party enforceable against such Loan Party in accordance with their terms, except to the extent such loss, liability, damages, cost, expense or charge is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Secured Party's gross negligence or willful misconduct.

Section 12. Continuing Guaranty; Assignments under the Credit Agreement. This Guaranty is a continuing guaranty and shall
(a) remain in full force and effect until the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and the later of (i) the Termination Date and (ii) the expiration or termination of all Bank Hedge Agreements, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Agent and the other Secured Parties and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as and to the extent provided in Section 8.07 of the Credit Agreement. The Guarantor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Secured Parties.

Section 13.  Governing Law; Jurisdiction; Waiver of Jury Trial,
Etc. (a) This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.

(b)The Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any of the other Loan Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and the Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty or any of the other Loan Documents to which it is or is to be a party in the courts of any jurisdiction.

(c)The Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any of the other Loan Documents to which it is or is to be a party in any New York State or federal court. The Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)The Guarantor hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Loan Documents, the transactions contemplated thereby or the actions of the Agent or any other Secured Party in the negotiation, administration, performance or enforcement thereof.

(e)Delivery of an executed counterpart of a signature page to this Guaranty by telecopier shall be effective as delivery of a manually executed counterpart of this Guaranty.

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

CROMPTON & KNOWLES CORPORATION


By
  Title:


                                                EXHIBIT E-2

                         [SEE EXHIBIT E-1]



                                                EXHIBIT E-2
                                     FORM OF SUBSIDIARY GUARANTY







                            SUBSIDIARY GUARANTY

                           Dated August 21, 1996

                                   From
                        THE GUARANTORS NAMED HEREIN

                            as Guarantors

                                in favor of

                    THE SECURED PARTIES REFERRED TO IN
                     THE CREDIT AGREEMENT REFERRED TO HEREIN

                     T A B L E   O F   C O N T E N T S



Section                                              Page


1.  Guaranty; Limitation of Liability                 1
2.  Guaranty Absolute                                 3
3.  Waivers and Acknowledgments                       4
4.  Subrogation                                       5
5.  Payments Free and Clear of Taxes, Etc             6
6.  Representations and Warranties                    8
7.  Covenants                                        10
8.  Amendments, Etc.                                 11
9.  Notices, Etc.                                    11
10. No Waiver; Remedies                              11
11.  Right of Set-off                                11
12.  Indemnification                                 12
13.  Continuing Guaranty; Assignments under the
     Credit Agreement                                12
14.  Execution in Counterparts                       13
15.  Governing Law; Jurisdiction; Waiver of Jury
     Trial, Etc.                                     13


SCHEDULE I-Uniroyal Guarantors and Crompton Guarantors

SUBSIDIARY GUARANTY

SUBSIDIARY GUARANTY dated August 21, 1996 made by the Persons listed on the signature pages hereof (each, a "Guarantor", and collectively the "Guarantors"), in favor of the Secured Parties
(as defined in the Credit Agreement referred to below).

PRELIMINARY STATEMENT. Crompton & Knowles Corporation ("Crompton Corp."), Crompton & Knowles Colors Incorporated ("Crompton Colors"), Davis-Standard Corporation ("Davis-Standard") and Ingredient Technology Corporation ("ITC" and, together with Crompton Corp., Crompton Colors and Davis-Standard, the "Crompton Borrowers") and Uniroyal Chemical Company, Inc. (together with the Crompton Borrowers, the "Borrowers") have entered into a Credit Agreement dated as of August 21, 1996 (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms used herein and not otherwise defined are used herein as therein defined) with the lender parties party thereto (the "Lender Parties"), Citicorp Securities, Inc., as Arranger, Citicorp USA, Inc., as Agent and The Chase Manhattan Bank, as Managing Agent. Each Guarantor may receive a portion of the proceeds of the Advances under the Credit Agreement and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement. It is a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lender Parties under the Credit Agreement and the entry by the Hedge Banks into Bank Hedge Agreements with the Borrowers from time to time that each Guarantor shall have executed and delivered this Guaranty.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances and to issue Letters of Credit under the Credit Agreement and the Hedge Banks to enter into Bank Hedge Agreements with the Borrowers from time to time, each Guarantor, jointly and severally with each other Guarantor, hereby agrees as follows:

Section 1. Guaranty; Limitation of Liability. (a) Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of each other Loan Party now or hereafter existing under the Loan Documents, whether for principal (including reimbursement for amounts drawn under Letters of Credit), interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise (such Obligations being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Agent or any other Secured Party in enforcing any rights under this Guaranty and the other Loan Documents. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any Loan Party to the Agent or any other Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Loan Party.

(b)(i)Uniroyal Guarantors.  Each Guarantor listed on Part A of
Schedule I hereto (each, a "Uniroyal Guarantor" and collectively, the "Uniroyal Guarantors"), and by its acceptance of this Guaranty, the Agent and each other Secured Party, hereby confirms that it is the intention of all such parties that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to this Guaranty. To effectuate the foregoing intention, the Agent, the other Secured Parties and the Guarantors hereby irrevocably agree that the Obligations of each Uniroyal Guarantor under this Guaranty shall not exceed the lesser of (A) so long as any Uniroyal Indenture remains in effect, the maximum amount of Debt permitted to be incurred under such Uniroyal Indenture and (B) the maximum amount as will, after giving effect to such maximum amount (including, without limitation, the net benefit realized by the Uniroyal Guarantors from the proceeds of the Advances made from time to time by the Borrowers to the Uniroyal Guarantors or any Subsidiary of any Uniroyal Guarantor) and all other contingent and fixed liabilities of such Uniroyal Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the Obligations of such other Guarantor under this Guaranty, result in the Obligations of such Uniroyal Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, "Bankruptcy Law" means Title 11, U.S. Code, or any similar Federal or state law for the relief of debtors.

(ii)Crompton Guarantors.   The liability of each Guarantor listed
on Part B of Schedule I hereto (each a "Crompton Guarantor") under this Guaranty with respect to the Obligations of each other Loan Party (other than any Loan Party that is a Subsidiary of such Crompton Guarantor) guaranteed hereunder shall not exceed the maximum amount as will, after giving effect to such maximum amount (including, without limitation, the net benefit realized by the Crompton Guarantors from the proceeds of the Advances made from time to time by the Borrowers to the Crompton Guarantors or any Subsidiary of any Crompton Guarantor) and all other contingent and fixed liabilities of such Crompton Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the Obligations of such other Guarantor under this Guaranty, result in the Obligations of such Crompton Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance.

(iii)Each Guarantor agrees that in the event any payment shall be required to be made to the Secured Parties under this Guaranty or the Parent Guaranty or any other guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and Crompton Corp. and each other guarantor so as to maximize the aggregate amount paid to the Secured Parties under the Loan Documents.

Section 2. Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any other Secured Party with respect thereto. The Obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any Borrower or any other Loan Party or whether such Borrower or any other Loan Party is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

(a)any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

(b)any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Borrower or any of its Subsidiaries or otherwise;

(c)any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(d)any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;

(e)any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;

(f)any failure of any Secured Party to disclose to any Borrower or any Guarantor any information relating to the financial condition, operations, properties or prospects of any other Loan Party now or in the future known to any Secured Party (each Guarantor waiving any duty on the part of the Secured Parties to disclose such information);

(g)the failure of any other person to execute any guaranty or agreement or the release or reduction of liability of any guarantor or other surety with respect to the Guaranteed
Obligations; or

(h)any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Agent or any other Secured Party that might otherwise constitute a defense available to, or a discharge of, any Borrower, any Guarantor or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of any Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

Section 3. Waivers and Acknowledgments. (a) Each Guarantor hereby waives promptness, diligence, notice of acceptance, presentment, demand for performance, protest, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty or the rights of the Secured Parties under this Guaranty and any requirement that the Agent or any other Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral.

(b)Each Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

(c) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.

Section 4. Subrogation. No Guarantor will exercise any rights that it may now or hereafter acquire against any Borrower or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's Obligations under this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against each Borrower or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from each Borrower or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, all Bank Hedge Agreements shall have expired or terminated and the Commitments shall have expired or terminated. If any amount shall be paid to any Guarantor in violation of the preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and the later of (i) the Termination Date and (ii) the expiration or termination of all Bank Hedge Agreements, such amount shall be held in trust for the benefit of the Agent and the other Secured Parties and shall forthwith be paid to the Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) any Guarantor shall make payment to the Agent or any other Secured Party of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be paid in full in cash and (iii) the Termination Date shall have occurred and all Bank Hedge Agreements shall have expired or terminated, the Agent and the other Secured Parties will, at any Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

Section 5. Payments Free and Clear of Taxes, Etc. (a) Any and all payments made by any Guarantor hereunder shall be made, in accordance with Section 2.11 of the Credit Agreement, free and clear of and without deduction for any and all present or future Taxes. If any Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Agent or any other Secured Party, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Agent or such other Secured Party (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

(b)In addition, each Guarantor agrees to pay any present or future Other Taxes.

(c)The Guarantors jointly and severally agree to indemnify the Agent and each other Secured Party for and hold them harmless against the full amount of Taxes and Other Taxes, and for the full amount of taxes of any kind imposed by any jurisdiction on amounts payable under this Section 5, imposed on or paid by the Agent or such other Secured Party (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date the Agent or such other Secured Party (as the case may be) makes written demand therefor.

(d)Within 30 days after the date of any payment of Taxes by or on behalf of any Guarantor, such Guarantor will furnish to the Agent, at its address referred to in the Credit Agreement, the original or a certified copy of a receipt evidencing such payment. In the case of any payment hereunder by or on behalf of any Guarantor through an account or branch outside the United States or by or on behalf of such Guarantor by a payor that is not a United States person, if such Guarantor determines that no Taxes are payable in respect thereof, such Guarantor shall furnish, or shall cause such payor to furnish, to the Agent, at such address, an opinion of counsel acceptable to the Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e), the terms "United States" and "United States person" shall have the meanings specified in
Section 7701 of the Internal Revenue Code.

(e)Upon the reasonable request in writing of any Guarantor, each Secured Party organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of the Credit Agreement in the case of each Initial Lender or Initial Issuing Bank, as the case may be, and on the date of the Assignment and Acceptance or other agreement pursuant to which it becomes a Secured Party in the case of each other Secured Party, and from time to time thereafter upon the reasonable request in writing by any Guarantor (but only so long thereafter as such Secured Party remains lawfully able to do so), provide the Agent and such Guarantor with Internal Revenue Service forms 1001 or 4224 or (in the case of a Secured Party that is claiming exemption from United States withholding tax under Section 871(h) or 881(c) of the Internal Revenue Code with respect to payments of "portfolio interest") two accurate and complete signed original Forms W-8 (and, if such Secured Party delivers Forms W-8, two signed certificates certifying that such Secured Party (i) is not a "bank" for purposes of Section 881(c) of the Internal Revenue Code, (ii) is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code) of the Borrower, (iii) is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Internal Revenue Code) and (iv) is not a conduit entity participating in a conduit financing arrangement (as defined in Treasury Regulation Section 1.881-3), as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Secured Party is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to the Credit Agreement. If the accurate and complete forms provided by a Secured Party at the time such Secured Party first becomes a party to the Credit Agreement indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Secured Party provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if at the date of the Assignment and Acceptance pursuant to which a Secured Party assignee becomes a party to the Credit Agreement, the Secured Party assignor was entitled to payments under subsection (a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Secured Party assignee on such date.

(f)For any period with respect to which a Secured Party has failed to provide any Guarantor following such Guarantor's request therefor pursuant to subsection (e) above with the appropriate form described in subsection (e) above (other than if such failure is due to a change in law occurring after the date on which a form originally was required to be provided or if such form otherwise is not required under subsection (e) above), such Secured Party shall not be entitled to indemnification under subsection (a) or (c) with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should a Secured Party become subject to Taxes because of its failure to deliver a form required hereunder, such Guarantor shall take such steps, at such Lender Party's sole expense, as such Secured Party shall reasonably request to assist such Secured Party to recover such Taxes.

(g)Any Secured Party claiming any additional amounts payable pursuant to this Section 5 agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Secured Party, be otherwise disadvantageous to such Secured Party.

(h)If any Secured Party, in its sole opinion, determines that it has finally and irrevocably received or been granted a refund in respect of any Taxes or Other Taxes as to which indemnification has been paid by Crompton Corp. pursuant to Section 5(a) or (b), it shall promptly remit such refund (including any interest) to Crompton Corp., net of all out-of-pocket expenses of such Secured Party; provided, however, that Crompton Corp., upon the request of such Secured Party, agrees promptly to return such refund (plus any interest) to such party in the event such party is required to repay such refund to the relevant taxing authority. Such Secured Party shall provide Crompton Corp. with a copy of any notice or assessment from the relevant taxing authority (deleting any confidential information contained therein) requiring repayment of such refund. Nothing contained herein shall impose an obligation on any Secured Party to apply for any refund.

(i)Without prejudice to the survival of any other agreement of any Guarantor hereunder or under any other Loan Document, the agreements and obligations of each Guarantor contained in this
Section 5 and in Section 12 shall survive the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty.

Section 6. Representations and Warranties. Each Guarantor hereby represents and warrants as follows:

(a)Such Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. All of the outstanding capital stock of such Guarantor has been validly issued and is fully paid and non-assessable.

(b)The execution, delivery and performance by such Guarantor of this Guaranty and each other Loan Document and each Related Document to which it is or is to be a party, and the consummation of the Merger and the other transactions contemplated hereby, are within such Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not
(i) contravene such Guarantor's charter or bylaws, (ii) violate any law, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any loan agreement, indenture, mortgage, deed of trust or other instrument or material contract or material lease binding on or affecting such Guarantor, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of such Guarantor or any of its Subsidiaries. Neither such Guarantor nor any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which would have a Material Adverse Effect.

(c)No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by such Guarantor of this Guaranty, any other Loan Document or any Related Document to which it is or is to be a party, or for the consummation of the Merger or the other transactions contemplated hereby, (ii) the grant by such Guarantor of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first priority nature thereof) or (iv) the exercise by the Agent or any Lender Party of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the authorizations, approvals, actions, notices and filings listed on Schedule 4.01(d) to the Credit Agreement, all of which have been duly obtained, taken, given or made and are in full force and effect. All applicable waiting periods in connection with the Merger and the other transactions contemplated hereby and by the Credit Agreement have expired without any action having been taken by any competent authority restraining, preventing or imposing materially adverse conditions upon the Merger or the rights of such Guarantor or its Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

(d)This Guaranty has been, and each other Loan Document and each Related Document to which such Guarantor will be a party when delivered pursuant to the Credit Agreement will have been, duly executed and delivered by such Guarantor. This Guaranty is, and each other Loan Document and each Related Document to which it will be a party when delivered pursuant to the Credit Agreement will be, the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms.

(e)There is no action, suit, investigation, litigation or proceeding affecting such Guarantor or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect (other than the Disclosed Litigation) or (ii) purports to affect the legality, validity or enforceability of the Merger, this Guaranty, any other Loan Document or any Related Document or the consummation of the transactions contemplated by the Loan Documents, and there has been no material adverse change in the status, or financial effect on such Guarantor or any of its Subsidiaries, of the Disclosed Litigation from that described on
Schedule 3.01(f) of the Credit Agreement.

(f)There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

(g)Such Guarantor has, independently and without reliance upon the Agent or any other Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and such Guarantor has established adequate means of obtaining from any other Loan Parties on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the financial condition, operations, properties and prospects of such other Loan Parties.

Section 7. Covenants. Each Guarantor covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid, any Letter of Credit shall be outstanding, any Lender Party shall have any Commitment or any Hedge Bank shall have any obligation under any Bank Hedge Agreement, such Guarantor will, unless the Required Lenders shall otherwise consent in writing, perform or observe, and cause its Subsidiaries to perform or observe, all of the terms, covenants and agreements that the Loan Documents state that the Borrowers are to cause such Guarantor or such Subsidiaries to perform or observe.

Section 8. Amendments, Etc. No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Secured Parties (other than any Lender Party that is, at such time, a Defaulting Lender), (a) reduce or limit the liability of such Guarantor hereunder or release such Guarantor, (b) postpone any date fixed for payment hereunder or (c) change the number of Secured Parties required to take any action hereunder.

Section 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to it, if to any Guarantor, addressed both c/o Crompton Corp. at its address at One Station Place, Metro Center, Stamford, CT 06902, Attention:
Chief Financial Officer and c/o Uniroyal Corp. at its address at World Headquarters, Benson Road, Middlebury, CT 06749,
Attention: Chief Financial Officer, if to the Agent or any Lender Party, at its address specified in the Credit Agreement, if to any Hedge Bank, at its address specified in the Bank Hedge Agreement to which it is a party, or as to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall (a) when mailed, be effective three Business Days after the same is deposited in the mails, (b) when mailed for next day delivery by a reputable freight company or reputable overnight courier service, be effective one Business Day thereafter, and (c) when sent by telegraph, telecopier or telex, be effective when the same is confirmed by telephone, telecopier confirmation or return telecopy or telex answerback, respectively. Delivery of a notice to any Guarantor at the above addresses shall be deemed notice to all Guarantors.

Section 10. No Waiver; Remedies. No failure on the part of the Agent or any other Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 11. Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by
Section 6.01 of the Credit Agreement to authorize the Agent to declare the Notes due and payable pursuant to the provisions of said Section 6.01, each Lender Party and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party or such Affiliate to or for the credit or the account of any Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under this Guaranty, whether or not such Lender Party shall have made any demand under this Guaranty and although such Obligations may be unmatured. Each Lender Party agrees promptly to notify such Guarantor after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender Party and its respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender Party and its respective Affiliates may have.

Section 12. Indemnification. Without limitation on any other Obligations of any Guarantor or remedies of the Secured Parties under this Guaranty, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Secured Party from and against, and shall pay on demand, any and all losses, liabilities, damages, costs, expenses and charges (including the fees and disbursements of such Secured Party's legal counsel) suffered or incurred by such Secured Party as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Loan Party enforceable against such Loan Party in accordance with their terms, except to the extent such loss, liability, damages, cost, expense or charge is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Secured Party's gross negligence or willful misconduct.

Section 13. Continuing Guaranty; Assignments under the Credit Agreement. This Guaranty is a continuing guaranty and shall
(a) remain in full force and effect until the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and the later of (i) the Termination Date and (ii) the expiration or termination of all Bank Hedge Agreements, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Agent and the other Secured Parties and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as and to the extent provided in Section 8.07 of the Credit Agreement. No Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Secured Parties.

Section 14. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 15. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.

(b)Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any of the other Loan Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and each Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty or any of the other Loan Documents to which it is or is to be a party in the courts of any jurisdiction.

(c)Each Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any of the other Loan Documents to which it is or is to be a party in any New York State or federal court. Each Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)Each Guarantor hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Loan Documents, the transactions contemplated thereby or the actions of the Agent or any other Secured Party in the negotiation, administration, performance or enforcement thereof.

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

CK HOLDING CORPORATION


By
     Title:


CNK DISPOSITION CORP.


By
   Title:

CROMPTON & KNOWLES COLORS
      INCORPORATED


By
     Title:


CROMPTON & KNOWLES OVERSEAS
     CORPORATION


By
     Title:


DAVIS-STANDARD CORPORATION


By
     Title:


INGREDIENT TECHNOLOGY CORPORATION


By
     Title:


GUSTAFSON, INC.


By
     Title:


GUSTAFSON INTERNATIONAL COMPANY


By
     Title:


KEM MANUFACTURING CORPORATION


By
     Title:

LOKAR ENTERPRISES, INC.

By
     Title:
TRACE CHEMICALS, INC.


By
     Title:


UNIROYAL CHEMICAL BRAZIL HOLDING, INC.


By
     Title:


UNIROYAL CHEMICAL COMPANY, INC.


By
     Title:


UNIROYAL CHEMICAL CORPORATION


By
     Title:


UNIROYAL CHEMICAL EXPORT LIMITED


By
     Title:


UNIROYAL CHEMICAL INTERNATIONAL
      COMPANY


By
     Title:


UNIROYAL CHEMICAL LEASING
     COMPANY, INC.


By
     Title:

SCHEDULE I TO THE GUARANTY



PART A:
UNIROYAL GUARANTORS

Gustafson, Inc.
Gustafson International Company
Lokar Enterprises, Inc.
Trace Chemicals, Inc.
Uniroyal Chemical Brazil Holding, Inc.
Uniroyal Chemical Company, Inc.
Uniroyal Chemical Corporation
Uniroyal Chemical Export Limited
Uniroyal Chemical International Company
Uniroyal Chemical Leasing Company, Inc.



PART B:
CROMPTON GUARANTORS

CK Holding Corporation
CNK Disposition Corp.
Crompton & Knowles Colors Incorporated
Crompton & Knowles Overseas Corporation
Davis-Standard Corporation
Ingredient Technology Corporation
Kem Manufacturing Corporation



                                          EXHIBIT F-1




                          December 19, 1996



To the Initial Lenders party to the
     Credit Agreement referred to below
     and to Citicorp Securities, Inc.,
     as Arranger, Citicorp. USA, Inc.,
     as Agent for the Lender Parties
     and The Chase Manhattan Bank,
     as Managing Agent

               Re:     Crompton & Knowles Corporation


Ladies and Gentlemen:

          This opinion is furnished to you pursuant to Section 3.02(b)(vi) of the Amended and Restated Credit Agreement dated as of December 19, 1996 (the "Credit Agreement") among Crompton & Knowles Corporation, Crompton & Knowles Colors Incorporated, Davis-Standard Corporation, Ingredient Technology Corporation and Uniroyal Chemical Company, Inc., the B-2 Borrowers named therein and the B-3 Borrowers named therein (collectively, the "Borrowers"), the Lender Parties party thereto, Citicorp Securities, Inc., as Arranger, Citicorp USA, Inc., as Agent and The Chase Manhattan Bank, as Managing Agent. Terms defined in the Credit Agreement and in the Security Agreement referred to therein are used herein as therein defined.

          We have acted as special counsel to the Borrowers and the other Loan Parties in the State of New York in connection with the preparation, execution and delivery of the Credit Agreement, the Notes, the other Loan Documents and the initial Borrowing made under the Credit Agreement.

           The opinions set forth in this letter are based upon our review of counterparts of each of the Loan Documents, exe-cuted by each of the parties thereto, and the other documents furnished by the Borrower and the other Loan Parties pursuant to
Article III of the Credit Agreement.

          The documents set forth on Schedule I are referred to herein as the "Financing Statements". The Loan Parties set forth on Schedule II are referred to herein as the "Delaware Loan
Parties".

          We have also examined the originals, or copies certi-fied to our satisfaction, of the documents listed in a certifi-cate of the respective chief financial officers of Crompton & Knowles Corporation and Uniroyal Chemical Company, Inc., dated August 21, 1996 (the "Certificate"), certifying that the docu-ments listed therein are all of the public indentures that affect or purport to affect the obligations of such Loan Party or any of its Subsidiaries under any Loan Document or any Related Document or the right of such Loan Party or any of its Subsidiaries to borrow money, to guarantee the obligations of other Persons, to create Liens on its property or to consummate transactions such as the transactions contemplated by the Loan Documents.

          In addition, we have examined the originals, or copies certified to our satisfaction, of such other corporate records of the Loan Parties, certificates of public officials and of officers of the Loan Parties and agreements, instruments and other documents as we have deemed necessary as a basis for the opinions expressed below. As to questions of fact material to such opinions, we have, when relevant facts were not inde-pendently established by us, relied upon certificates of the Loan Parties or of their respective officers or of public officials and on the representations and warranties of the Loan Parties as to factual matters contained in any of the Loan Documents.

          In our examination of the documents referred to above, we have assumed (i)(A) the valid authorization, execution and delivery of each of the documents referred to above by all parties thereto (other than the Delaware Loan Parties) ("Subject Parties"), (B) each Subject Party (in the case of parties which are not natural persons) has been duly organized and is validly existing and in good standing in its jurisdiction of organization, (C) each Subject Party has the legal capacity, power and authority to perform its obligations thereunder and (D) such documents to which each Subject Party (other than the Loan Parties) is a party constitute the legal, valid and binding obligation of such party, enforceable against it in accordance with their respective terms, (ii) the authenticity of all such documents submitted to us as originals and (iii) the conformity to originals of all such documents submitted to us as copies.

          We are members of the Bar of the State of New York, and we have not considered, and we express no opinion as to, the laws of any jurisdiction other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the laws of the United States of America, in each case as in effect on the date hereof (the "Relevant Laws").

          Based upon the foregoing and upon such investigation as we have deemed necessary, and subject to the qualifications set forth in this letter, it is our opinion that:

     1. Each Delaware Loan Party is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

     2. Each Delaware Loan Party has all necessary corporate power and authority to execute and deliver, and to perform its obligations under, each of the Loan Documents to which it is a party and to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

     3. The execution, delivery and performance by each Delaware Loan Party of each Loan Document to which it is a party, and the consummation of the transactions contemplated by the Loan Documents (to the extent a Delaware Loan Party is contemplated to be a party to such transaction), are within such Delaware Loan Party's corporate powers, have been duly authorized by all necessary corporate action of such Delaware Loan Party and will not violate or conflict with any provision of the certificate of incorporation or bylaws of such Delaware Loan Party.

     4. The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party and the transactions contemplated thereby will not (i) violate or con-flict with any provision of the Delaware General Corporation Law (in the case of the Delaware Loan Parties only), or any United States federal or State of New York statute, rule or regulation or any writ, injunction, decree, order or judgment under the Relevant Laws known to us to be applicable to any Loan Party or any of such Loan Party's properties that could reasonably be expected (individually or in the aggregate) to materially impair or prevent the performance of such Loan Party's obligations under the Loan Documents to which such Loan Party is a party, (ii) conflict with or result in the breach of, or constitute a default under, any agreement or instrument listed in the Certificate or
(iii) except for the Liens created by the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries under any agreement or instrument listed in the Certificate.

     5. The Credit Agreement and each other Loan Document to be delivered pursuant to the Credit Agreement on or prior to the date hereof has been duly executed and delivered by each Delaware
Loan Party party thereto.

     6. Each Loan Document constitutes the legal, valid and binding obligations of each Loan Party party thereto, in each case enforceable against such Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and by equitable principles of general applicability (regardless of whether enforcement is sought in a proceeding in equity or at law).

     7. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body under the Relevant Laws, or any third party that is party to any of the agreements and instruments listed in the Certificate, is required for (a) the due execution, delivery, recordation, filing or performance by any Loan Party of the Loan Documents to which it is a party, or for the consummation of the transactions contemplated by the Loan Documents, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Security Agreement, (c) the perfection or maintenance of the Liens created by the Security Agreement, or (d) the exercise by the Agent or any Lender Party of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Security Agreement, except for (i) in the case of clause
(a) above, the authorizations, approvals, actions, notices and filings listed on Schedule III hereto, all of which have been duly obtained, taken, given or made and are in full force and effect, and except for those authorizations, approvals, actions, notices and filings the failure to obtain, take, give or make which, either individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect, (ii) in the case of the Security Collateral (as defined in the Security Agreement), as may be required in connection with any disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally, and (iii) the matters referred to in paragraph 8 below. All applicable waiting periods under the Relevant Laws in connection with the transactions contemplated by the Credit Agreement have expired without any action having been taken by any competent authority restraining, preventing or imposing materially adverse conditions upon the rights of the Loan Parties or their Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

     8. Each Security Agreement creates a valid security interest in the Collateral referred to therein securing payment of the Secured Obligations to the extent Article 9 of the Uniform Commercial Code as in effect in State of New York (the "UCC") is applicable thereto and as to which a security interest may be perfected by filing a financing statement under the UCC. The Agent's having possession of the certificates representing the Pledged Shares and the instruments representing the Pledged Debt previously delivered to the Agent is sufficient to maintain perfection of such security interest in such Security Collateral.

          Our opinion in this paragraph 8 is subject to the following qualifications:

          (i) in the case of instruments (as such term is de-fined in Article 9 of the UCC) not constituting part of chattel paper (as such term is defined in Article 9 of the UCC), the security interest of the Agent therein cannot be perfected by the filing of the Financing Statements but will be perfected if possession thereof is obtained in accordance with the provisions of Article 9 of the UCC;

          (ii) in the case of the issuance or other distribu-tion in respect of the Pledged Shares or Pledged Debt of additional instruments (as such term is defined in Article 9 of the UCC), the security interest of the Agent therein will be perfected only if possession thereof is obtained in accordance with the provisions of Article 9 of the UCC;

          (iii)     in the case of the issuance or other
distribution in respect of the Pledged Shares or Pledged Debt of additional securities (as such term is defined in Article 8 of the UCC), the security interest of the Agent therein will be perfected only if possession thereof is obtained in accordance with the provisions of the Security Agreement or the transfer thereof otherwise occurs in a manner provided for in Section 8-313(1) of the UCC;

          (iv) in the case of proceeds, continuation of perfection of the Agent's security interest therein is limited to the extent set forth in Section 9-306 of the UCC;

          (v) in the case of all Collateral in which the security interest of the Agent has been perfected by the filing of Financing Statements, Article 9 of the UCC requires the filing of continuation statements within the period of six months prior to the expiration of five years from the date of the original filings in order to maintain the effectiveness of the filings referred to in this paragraph; and

          (vi) in the case of property that becomes Collateral after the date hereof, Section 552 of the Federal Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the Federal Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case.

          We call to your attention that the perfection of the above security interests will be terminated as to any Collateral acquired by a Loan Party more than four months after such Loan Party so changes its name, identity or corporate structure as to make the Financing Statements seriously misleading, unless new appropriate financing statements indicating the new name, identity or corporate structure of such Loan Party are properly filed before the expiration of such four months.

     9. Except as set forth on Schedule IV hereto, all taxes and governmental fees and charges, the payment of which is required in connection with the execution, delivery and recording of the Loan Documents or the execution, delivery or filing of the Financing Statements in the State of New York have been paid.

     10. Neither any Loan Party nor any of its Subsidiaries is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.
 The opinions set forth above are subject to the following qual-ifications:

          (a) We express no opinion as to the effect of the law of any jurisdiction other than the State of New York wherein any Lender may be located or wherein enforcement of the Credit Agreement or the Notes may be sought that limits the rates of interest legally chargeable or collectible.

          (b) Our opinions set forth in paragraph 8 above are subject to the further qualifications that we express no opinion as to:

         (i) any Loan Party's rights in or title to any Col-lateral; and

        (ii) the validity or perfection of the security in-terests referred to in paragraph 8 above as they relate to any interest in or claim in or under any policy of insurance, except a claim to proceeds payable by reason of loss or damage under insurance policies maintained by the Loan Parties with respect to Inventory as required by and in compliance with Section 12 of the Uniroyal Security Agreement.

          The opinions expressed herein are subject to the fol-lowing additional qualifications and comments:

               (a)     We express no opinion as to the
applicability of Section 548 of the Bankruptcy Code or Article 10 of the New York Debtor and Creditor Law relating to fraudulent transfers to any obligations of any Subsidiary Guarantor under any of the Loan Documents.

               (b) The provisions of the Loan Documents that permit any party thereto to take action or make determinations, or to benefit from indemnities and similar undertakings of any party to the Loan Documents, may be subject to a requirement that such action be taken or such determinations be made, and any action or inaction by such party that may give rise to a request for payment under such an undertaking be taken or not taken, on a reasonable basis and in good faith.

                (c) We express no opinion as to (i) whether a federal or state court outside New York would give effect to the choice of New York law provided for in the Loan Documents, (ii) provisions of the Loan Documents that relate to the subject matter jurisdiction of the federal or state courts of New York to adjudicate any controversy related to any of the Loan Documents or the transactions contemplated thereby, (iii) the waiver of inconvenient forum set forth in any of the Loan Documents, or
(iv) the waiver of jury trial found in any of the Loan Documents.

               (d) Our opinions above as to compliance with laws are based upon a review of those statutes, rules and regulations which, in our experience, are normally applicable to transactions of the type contemplated by the Loan Documents and statutes, rules and regulations applicable to corporations conducting businesses similar to those conducted by the Loan Parties.

               (e)     Except as expressly set forth in paragraph
8 above, we express no opinion as to the creation, validity, perfection or priority of any security interest or lien purported to be created by any of the Loan Documents.

               (f)     Certain remedial and exculpatory
provisions of the Security Agreement may be unenforceable in whole or in part under the laws of the State of New York, but in our opinion the inclusion of such provisions does not affect the validity of the pledges and the granting of liens or security interests effected thereby and, in our opinion, the Security Agreement and the laws of the State of New York contain adequate remedial provisions for the practical realization of the rights and benefits purported to be afforded thereby.

          A copy of this letter may be delivered by you to any Eligible Assignee in accordance with the provisions of the Credit Agreement, and such Eligible Assignee may rely on the opinions expressed above as if this opinion letter were ad dressed and delivered to such Eligible Assignee on the date hereof.

                                   Very truly yours,


RDF:bar
Att.
                                             SCHEDULE I


                   FINANCING STATEMENTS


Financing Statements under the Uniform Commercial Code, naming the Loan Parties listed below as debtors and the Agent as secured party, which Financing Statements are to be filed in the filing offices listed below:

                 Loan Parties              Filing Office
Uniroyal Chemical Company, Inc.     Secretary of State, NY
                                    Dutchess County, NY
                                    Kings County, NY
                                    Nassau County, NY
                                    Ontario County, NY
                                    Schenectady County, NY
                                    Ulster County, NY
                                    Wayne County, NY

Gustafson, Inc.                     Secretary of State, NY
                                    Cayuga County, NY



                                               SCHEDULE II



                        DELAWARE LOAN PARTIES



Davis-Standard Corporation
Crompton & Knowles Colors Incorporated
Ingredient Technology Corporation


                                          SCHEDULE III



       AUTHORIZATIONS, APPROVALS, ACTIONS, NOTICES AND FILINGS



Schedule 4.01(d) to the Credit
Agreement is hereby incorporated
by reference.

                                          SCHEDULE IV



          UNPAID TAXES AND GOVERNMENTAL FEES AND CHARGES



                                None



                                                  EXHIBIT F-2




                                        December 19, 1996




To the Initial Lenders party to the Credit
     Agreement referred to below and to
     Citicorp Securities, Inc., as Arranger,
     Citicorp USA, Inc., as Agent for the Lender Parties and The Chase Manhattan Bank, as Managing Agent


                  CROMPTON & KNOWLES CORPORATION
                              and
                   UNIROYAL CHEMICAL CORPORATION

Ladies and Gentlemen:

     This opinion is being furnished to you pursuant to Section 3.02(b)(vii) of the Amended and Restated Credit Agreement dated as of the date hereof (the "Credit Agreement") among Crompton & Knowles Corporation, a Massachusetts corporation ("Crompton"), Crompton & Knowles Colors Incorporated, a Delaware corporation ("Crompton Colors"), Davis-Standard Corporation, a Delaware corporation ("Davis-Standard"), Ingredient Technology Corporation, a Delaware corporation ("ITC", and together with Crompton, Crompton Colors and Davis-Standard, the "Crompton Borrowers") and Uniroyal Chemical Company, Inc. ("Uniroyal"), the B-2 Borrowers named therein and the B-3 Borrowers named therein, the Lender Parties party thereto, Citicorp Securities, Inc., as Arranger, Citicorp USA, Inc., as Agent (the "Agent") and The Chase Manhattan Bank, as Managing Agent. Terms defined in the Credit Agreement and in the Crompton Security Agreement referred to therein, unless otherwise defined herein, are used herein as therein defined.

     I am the General Counsel of Crompton and have acted as counsel to the Loan Parties in connection with (a) the Credit Agreement, (b) the Crompton Security Agreement dated as of August 21, 1996 (the "Crompton Security Agreement"), made by the Pledgers party thereto to the Agent; (c) the Uniroyal Security Agreement, dated as of August 21, 1996 (the "Uniroyal Security Agreement") made by the Pledgers party thereto to the Agent; (d) the Subsidiary Guaranty, dated as of August 21, 1996 (the "Subsidiary Guaranty") made by the Guarantors party thereto in favor of the Secured Parties, (e) the Parent Guaranty dated as of August 21, 1996 (together with the Credit Agreement, the Crompton Security Agreement, the Uniroyal Security Agreement and the Subsidiary Guaranty, the "Agreement" made by Crompton in favor of the Secured Parties and (f) certain other instruments and documents related to the Agreements.

     In connection with this opinion, I have examined (i) the Agreements and (ii) the certificates of incorporation and by-laws of Crompton and Uniroyal. I have also examined such records of the Loan Parties and such other documents, certificates and records as I have deemed necessary or appropriate as a basis for the opinions set forth herein.

     In my examination of the documents referred to above, I have assumed (i) the due execution and delivery, pursuant to due authorization, of each of the documents referred to above by all parties thereto other than the Loan Parties, (ii) the authenticity of all documents submitted to me as originals and
(iii) the conformity to originals of all documents submitted to me as copies.

     I am qualified to practice law in the Commonwealth of Pennsylvania and in rendering the opinions expressed herein I express no opinion as to the laws of any jurisdiction other than the laws of the Commonwealth of Pennsylvania.

     Based upon the foregoing and upon such investigation as I have deemed necessary in my capacity as General Counsel, I am of the opinion that:

     1. None of the execution, delivery or performance by each of the Loan Parties of the Agreements to which it is a party, nor the consummation of the transactions contemplated thereby will violate, or be in conflict with, or constitute a default under, or permit the termination of, any agreement or instrument to which such Loan Party is a party or by which such Loan Party (or its properties) is bound which, individually or in the aggregate, would have a material adverse effect on Crompton and its Subsidiaries, taken as a whole.

     2. To the best of my knowledge, except as disclosed in the Credit Agreement or the Schedules thereto, there is no action, proceeding or investigation pending or threatened against any of the Loan Parties that (i) could reasonably be expected to result in any material adverse effect on the business, operations or financial condition of Crompton and its Subsidiaries taken as a whole or (ii) purports to affect the legality, validity or enforceability of any Loan Document to which any Loan Party is a party or any of the transactions contemplated by the Credit Agreement.

     3. Each of Crompton and Uniroyal (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and (b) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

     4. The execution, delivery and performance by Crompton and Uniroyal of each Loan Document to which it is a party, and the consummation of the other transactions contemplated by the Credit Agreement are within each such party's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene each such party's charter or by-laws.

     5. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (a) the due execution, delivery, recordation, filing or performance by Crompton or Uniroyal of any Loan Document to which it is a party, or for the consummation of the other transactions contemplated thereby or (b) the grant by Crompton or Uniroyal of the Liens granted by it pursuant to the Collateral Documents.

     6. Each Loan Document to which any of Crompton or Uniroyal is a party has been duly executed and delivered by such party.

This opinion is limited to the matters stated herein, and no opinion is implied or may be inferred beyond the matters expressly stated. This opinion is being furnished only to you and is solely for your benefit and is not to be used, circulated, quoted, relied upon or otherwise referred to by any other person or for any other purpose without my prior written consent, provided, a copy of this letter may be delivered by you to any Eligible Assignee in accordance with the provisions of the Credit Agreement, and such Eligible Assignee may rely on the opinions expressed above as if this opinion letter were addressed and delivered to such Eligible Assignee on the date hereof.

                                             Very truly yours,





JTF/mds
                                             EXHIBIT G

                            FORM OF DESIGNATION LETTER

                     [DATE]

To each of the Lenders
  parties to the Credit Agreement
  (as defined  below), to Citicorp USA, Inc.
  as Agent for such Lenders and to
  The Chase Manhattan Bank, as
  Managing Agent

Ladies and Gentlemen:

          Reference is made to the Amended and Restated Credit Agreement dated as of December 19, 1996 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Credit Agreement ") among Crompton & Knowles Corporation ("Crompton Corp. "), a Massachusetts corporation, Crompton & Knowles Colors Incorporated, a Delaware corporation, Davis-Standard Corporation, a Delaware corporation, Ingredient Technology Corporation, a Delaware corporation, Uniroyal Chemical Company, Inc., a New Jersey corporation, the B-2 Borrowers named therein and the B-3 Borrowers named therein (collectively, the "Borrowers "), certain Lender Parties party thereto, Citicorp USA, Inc., as Agent for the Lender Parties, and The Chase Manhattan Bank, as Managing Agent. Terms used herein and defined in the Credit Agreement shall have the respective meanings ascribed to such terms in the Credit Agreement.

          Please be advised that Crompton Corp hereby designates its undersigned Subsidiary, ____________ ("Designated [Italian]
Subsidiary "), as a "Designated [Italian] Subsidiary" under and for all purposes of the Credit Agreement.

          The Designated [Italian] Subsidiary, in consideration of each Lender's agreement to extend credit to it under and on the terms and conditions set forth in the Credit Agreement, does hereby assume each of the obligations imposed upon a ["Designated Subsidiary" and a "B-2 Borrower" ]["Designated Italian Subsidiary" and a "B-3 Borrower"] under the Credit Agreement and agrees to be bound by the terms and conditions of the Credit Agreement. In furtherance of the foregoing, the Designated [Italian] Subsidiary hereby represents and warrants, solely with respect to itself, to each Lender Party as follows:

          (a) The Designated [Italian] Subsidiary, to the extent applicable under the laws of the juridiction of incoporation, (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. All of the outstanding capital stock of the Borrowers has been validly issued and is fully paid and non-assessable.

          (b) Set forth on Schedule I hereto is a complete and accurate list as of the date hereof of all Subsidiaries of the Designated [Italian] Subsidiary, showing as of the date hereof (as to each such Subsidiary) the jurisdiction of its incorporation, the number of shares of each class of capital stock authorized, and the number outstanding, on the date hereof and the percentage of the outstanding shares of each such class owned (directly or indirectly) by such Designated [Italian] Subsidiary and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights at the date hereof. All of the outstanding capital stock of all of such Subsidiaries to the extent owned by the Designated [Italian] Subsidiary and its Subsidiaries has been validly issued, is fully paid and non-assessable and is owned by such Designated [Italian] Subsidiary or one or more of its Subsidiaries free and clear of all Liens, except those created under the Loan Documents. Each such Subsidiary (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (c) The execution, delivery and performance by the Designated [Italian] Subsidiary of this Agreement, the Notes, each other Loan Document and each Related Document to which it is or is to be a party, and the other transactions contemplated hereby, are within such Designated [Italian] Subsidiary's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Designated [Italian] Subsidiary's charter or bylaws, (ii) violate any law, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any loan agreement, indenture, mortgage, deed of trust or other instrument or material contract or material lease binding on or affecting the Designated [Italian] Subsidiary, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Designated [Italian] Subsidiary or any of its Subsidiaries. The Designated [Italian] Subsidiary or any of its Subsidiaries is not in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such loan agreement, indenture, mortgage, deed of trust or other instrument or material contract or material lease, the violation or breach of which would have a Material Adverse Effect.

          (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by the Designated [Italian] Subsidiary of this Agreement, the Notes, any other Loan Document or any Related Document to which it is or is to be a party, or for the transactions contemplated hereby, (ii) the grant by the Designated [Italian] Subsidiary of the Liens granted by it pursuant to the Collateral Documents,
(iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first priority nature thereof) or (iv) the exercise by the Agent or any Lender Party of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the authorizations, approvals, actions, notices and filings listed on Schedule 4.01(d), all of which have been duly obtained, taken, given or made and are in full force and effect.

          (e) This Agreement has been, and each of the Notes, each other Loan Document and each Related Document when delivered hereunder will have been, duly executed and delivered by the Designated [Italian] Subsidiary party thereto. This Agreement is, and each of the Notes, each other Loan Document and each Related Document when delivered hereunder will be, the legal, valid and binding obligation of the Designated [Italian] Subsidiary party thereto, enforceable against such Designated [Italian] Subsidiary in accordance with its terms.

          (f) There is no action, suit, investigation, litigation or proceeding affecting the Designated [Italian] Subsidiary or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect (other than the Disclosed Litigation) or (ii) purports to affect the legality, validity or enforceability of this Agreement, any Note, any other Loan Document or any Related Document or the consummation of the transactions contemplated hereby, and there has been no material adverse change in the status, or financial effect on the Designated [Italian] Subsidiary or any of its Subsidiaries, of the Disclosed Litigation from that described on Schedule 3.01(f).

          (g)     (i)       Except as disclosed in Part I of
Schedule 4.01(o) to the Credit Agreement, the operations and properties of the Designated [Italian] Subsidiary and each of its Subsidiaries comply in all material respects with all applicable Environmental Laws and Environmental Permits, all past non-compliance with such Environmental Laws and Environmental Permits has been resolved without material ongoing obligations or costs, and no circumstances exist that would be reasonably likely to (i) form the basis of an Environmental Action against the Designated [Italian] Subsidiary or any of its Subsidiaries or any of their properties that could have a Material Adverse Effect or (ii) cause any such property to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law in effect on the date hereof.

          (ii) Except as disclosed in Part II of Schedule 4.01(o) to the Credit Agreement or as would not, individually or in the aggregate, result in a Material Adverse Effect, none of the properties currently or formerly owned or operated by the Designated [Italian] Subsidiary or any of its Subsidiaries is listed or, to the best knowledge of the Designated [Italian] Subsidiary, proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property; there are no and never have been any underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by the Designated [Italian] Subsidiary or any of its Subsidiaries or, to the best of its knowledge, on any property formerly owned or operated by the Designated [Italian] Subsidiary or any of its Subsidiaries; there is no asbestos or asbestos-containing material on any property currently owned or operated by the Designated [Italian] Subsidiary or any of its Subsidiaries; and Hazardous Materials have not been released, discharged or disposed of on any property currently or formerly owned or operated by the Designated [Italian] Subsidiary or any of its Subsidiaries.

          (iii) Except as disclosed in Part III of Schedule 4.01(o) to the Credit Agreement, neither the Designated [Italian] Subsidiary nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any governmental or regulatory authority or the requirements of any Environmental Law; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by the Designated [Italian] Subsidiary or any of its Subsidiaries have been disposed of in a manner not reasonably expected to result in material liability to the Designated [Italian] Subsidiary or any of its Subsidiaries.

          (h)     The Designated [Italian] Subsidiary is,
individually and together with its Subsidiaries, Solvent.

          (i)     The Designated [Italian] Subsidiary is
incorporated under the laws of a jurisdiction other than the United States of America.

               THIS DESIGNATION LETTER SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               This Designation Letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Designation Letter by telecopier shall be effective as delivery of a manually executed counterpart of this Designation Letter.


                                   Very truly yours,

                                   CROMPTON & KNOWLES CORPORATION

                                   By _________________________
                                        Name:
                                        Title:

                                   [DESIGNATED [ITALIAN]
                                     SUBSIDIARY]

                                   By__________________________
                                        Name:
                                        Title:


                                              EXHIBIT H

                  FORM OF ACCEPTANCE BY PROCESS AGENT


                    [Letterhead of Process Agent]



                                                    [Date]


To each of the Lenders parties
to the Credit Agreement
(as defined below), to
Citicorp USA, Inc., as Agent for
said Lenders and The Chase
Manhattan Bank, as Managing Agent


                [Name of Designated [Italian] Subsidiary ]

Ladies and Gentlemen:

          Reference is made to (i) that certain Amended and Restated Credit Agreement dated as of December 19, 1996 among Crompton & Knowles Corporation ("Crompton Corp. "), a Massachusetts corporation, Crompton & Knowles Colors Incorporated, a Delaware corporation, Davis-Standard Corporation, a Delaware corporation, Ingredient Technology Corporation, a Delaware corporation, Uniroyal Chemical Company, Inc., a New Jersey corporation, the B-2 Borrowers named therein and the B-3 Borrowers named therein (collectively, the "Borrowers "), certain Lender Parties party thereto, Citicorp USA, Inc., as Agent for the Lender Parties, and The Chase Manhattan Bank, as Managing Agent (such Credit Agreement as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement "; the terms defined therein being used herein as therein defined), and (ii) to the Designation Letter, dated _________, pursuant to which __________ (the "Designated [Italian] Subsidiary ") has become a [B-2 Borrower][B-3 Borrower].

          Pursuant to Section 8.08 of the Credit Agreement to which the Designated [Italian] Subsidiary has become subject pursuant to its Designation Letter, the Designated [Italian] Subsidiary has appointed _______________ (with an office on the date hereof at _______________, Attention: __________) as
Process Agent to receive on behalf of the Designated [Italian] Subsidiary and its property service of copies of the summons and complaint and any other process which may be served in any action or proceeding in any New York State or Federal court sitting in New York City arising out of or relating to the Credit Agreement.

          The undersigned hereby accepts such appointment as Process Agent and agrees with each of you that (i) the undersigned will maintain an office in ________________ through the Termination Date and will give the Agent prompt notice of any change of address of the undersigned, (ii) the undersigned will perform its duties as Process Agent to receive on behalf of the Designated [Italian] Subsidiary and its property service of copies of the summons and complaint and any other process which may be served in any action or proceeding in any New York State or Federal court sitting in New York City arising out of or relating to the Credit Agreement and (iii) the undersigned will forward forthwith to the Designated [Italian] Subsidiary at its address at ________________ or, if different, its then current address, copies of any summons, complaint and other process which the undersigned receives in connection with its appointment as Process Agent.

          This acceptance and agreement shall be binding upon the undersigned and all successors of the undersigned.

                                   Very truly yours,

                                   [NAME OF PROCESS AGENT]


                                   By_______________________


                                                 EXHIBIT I

                                 FORM OF OPINION OF COUNSEL
                       TO A DESIGNATED [ITALIAN] SUBSIDIARY


                                   [Effective Date]



To each of the Lenders parties
  to the Credit Agreement referred to below, to Citicorp USA, Inc., as Agent and to The Chase Manhattan Bank, as
  Managing Agent

              [Name of Designated [Italian] Subsidiary ]

Ladies/Gentlemen:

     This opinion is furnished to you at the direction of our client, Crompton & Knowles Corporation ("Crompton Corp. "), pursuant to Section 3.03 of the Amended and Restated Credit Agreement dated as of December 19, 1996 among Crompton Corp., a Massachusetts corporation, Crompton & Knowles Colors Incorporated, a Delaware corporation, Davis-Standard Corporation, a Delaware corporation, Ingredient Technology Corporation, a Delaware corporation, Uniroyal Chemical Company, Inc., a New Jersey corporation, the B-2 Borrowers named therein and the B-3 Borrowers named therein (collectively, the "Borrowers "), certain Lender Parties party thereto, Citicorp USA, Inc., as Agent for the Lender Parties, and The Chase Manhattan Bank, as Managing Agent (such Credit Agreement as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement "). Terms defined in the Credit Agreement are used herein as therein defined.

     We have acted as counsel for __________ (the "Designated
[Italian] Subsidiary ") in connection with the preparation, execution and delivery of the Designation Letter executed by the Designated [Italian] Subsidiary.

     In that connection we have examined:

          (1)     the Designation Letter executed by the
Designated [Italian] Subsidiary;

          (2)     the Credit Agreement;

          (3)     the documents furnished by the Designated
[Italian] Subsidiary pursuant to Article III of the Credit
Agreement;

          (4) the Certificate of Incorporation (or analogous authorizations) of the Designated [Italian] Subsidiary and all amendments thereto (the "Charter "); and

          (5) the by-laws (or analogous authorizations) of the Designated [Italian] Subsidiary and all amendments thereto
(the "By-laws ").

We have also examined the originals, or copies certified to our satisfaction, of the documents listed in a certificate of the chief financial officer of the Designated [Italian] Subsidiary, dated the date hereof (the "Certificate"), certifying that the documents listed in such certificate are all of the indentures, loan or credit agreements, leases, mortgages, security agreements, bonds, notes and other agreements or instruments, and all of the orders, writs, judgments, awards, injunctions and decrees, which affect or purport to affect the Designated [Italian] Subsidiary's right to borrow money or the Designated [Italian] Subsidiary's obligations under the Credit Agreement, its Designation Letter or its Working Capital [B-2][B-3] Notes. In addition, we have examined the originals, or copies certified to our satisfaction, of such other corporate records of the Designated [Italian] Subsidiary, certificates of public officials and of officers of the Designated [Italian] Subsidiary, and agreements, instruments and documents, as we have deemed necessary as a basis for the opinions hereinafter expressed. As to questions of fact material to such opinions, we have, when relevant facts were not independently established by us, relied upon certificates of the Designated [Italian] Subsidiary or its officers or of public officials (including telex and telephone confirmations of such certificates), and in such instances we have made no independent inquiry with respect to such factual matters.

          In our examination of the documents referred to above, we have assumed (i) the due execution and delivery, pursuant to due authorization, of each of the documents referred to above by all parties thereto other than the Designated [Italian] Subsidiary, (ii) the authenticity of all documents submitted to us as originals and (iii) the conformity to originals of all documents submitted to us as copies.

          We are qualified to practice law in [name of country] and we do not purport to be experts on any laws other than the laws of [name of country].

          Based upon the foregoing and upon such investigation as we have deemed necessary, we are of the following opinion:
          1. The Designated [Italian] Subsidiary (a) is a corporation duly organized, validly existing and in good standing under the laws of [name of country] and (b) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          2. The execution, delivery and performance by the Designated [Italian] Subsidiary of each Loan Document and each Related Document to which it is a party, and the consummation of the other transactions contemplated by the Credit Agreement are within the Designated [Italian] Subsidiary's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene the Designated [Italian] Subsidiary's charter or bylaws.

          3. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery, recordation, filing or performance by the Designated [Italian] Subsidiary of any Loan Document or any Related Document to which it is a party, or for the consummation of the other transactions contemplated thereby.

          4. Each Loan Document and each Related Document to which the Designated [Italian] Subsidiary is a party has been duly executed and delivered by the Designated [Italian]
Subsidiary.

          5. The appointment of Crompton Corp. as the Designated [Italian] Subsidiary's attorney-in-fact pursuant to
Section 8.15 of the Credit Agreement constitutes the legal, valid and binding obligation of the Designated [Italian] Subsidiary under [name of country]'s law, enforceable against such B-2 Borrower in accordance with its terms.

          6. To the best of my knowledge, there are no pending or overtly threatened actions or proceedings against the Designated [Italian] Subsidiary or any of its subsidiaries before any court, governmental agency or arbitrator which are likely to materially adversely affect (i) the financial condition or operations of the Designated [Italian] Subsidiary or any of its Subsidiaries or (ii) the ability of the Designated [Italian] Subsidiary to perform its obligations under the Loan Documents or Related Documents to which it is a party, or which purport to affect the legality, validity, binding effect or enforceability of such Loan Documents or Related Documents.

          7. The submission to the jurisdiction of the New York State and Federal courts sitting in New York City (and any appellate court from any thereof) contained in Section 8.13 of the Credit Agreement and contained in the other Loan Documents to which the Designated [Italian] Subsidiary is a party are irrevocably binding on the Designated [Italian] Subsidiary.

          8. In any action or proceeding arising out of or relating to the Credit Agreement or any other Loan Document to which the Designated [Italian] Subsidiary is a party in any court sitting in [name of country], such court would recognize and give effect to the provisions of Section 8.16 of the Credit Agreement and such identical provisions contained in such other Loan Documents wherein the Designated [Italian] Subsidiary agrees that the Credit Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, U.S.A. Without limiting the generality of the foregoing, a court sitting in the [name of country] would apply the usury law of the State of New York, and would not apply the usury law of [name of country], to the Credit Agreement and such Loan Documents. However, if a court were to hold that the Credit Agreement or such Loan Documents are governed by, and are to be construed in accordance with, the laws of [name of country], the Credit Agreement and such Loan Documents would be, under the laws of the [name of country], the legal, valid and binding obligations of the Designated [Italian] Subsidiary enforceable against the Designated [Italian] Subsidiary in accordance with their terms, subject , however , to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) the effect of general principles of equity.

          A copy of this letter may be delivered by you to any Eligible Assignee in accordance with the provisions of the Credit Agreement, and such Eligible Assignee may rely on the opinions expressed above as if this opinion letter were addressed and delivered to such Eligible Assignee on the date hereof.

          Delivery of an executed copy of this opinion letter by telecopier shall be effective as delivery of a manually executed copy of this opinion letter.

                                   Very truly yours,



                                                EXHIBIT J

                                       FORM OF
                                       ASSIGNMENT AGREEMENT


                      ASSIGNMENT AGREEMENT


          Reference is made to the Credit Agreement dated as of August 21, 1996 (as amended or modified from time to time, the "Credit Agreement ") among CROMPTON & KNOWLES CORPORATION, a Massachusetts corporation ("Crompton Corp. "), CROMPTON & KNOWLES COLORS INCORPORATED, a Delaware corporation ("Crompton Colors "), DAVIS-STANDARD CORPORATION, a Delaware corporation ("Davis-Standard "), INGREDIENT TECHNOLOGY CORPORATION, a Delaware corporation ("ITC "), UNIROYAL CHEMICAL COMPANY, INC., a New
Jersey corporation ("Uniroyal "), and, together with the Crompton Borrowers, the "Borrowers "), the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the Initial Lenders, the Initial Issuing Banks and the Swing Line Bank, CITICORP SECURITIES, INC., as Arranger, CITICORP
USA, INC. ("Citicorp "), as agent (the "Agent ") for the Lender Parties, and THE CHASE MANHATTAN BANK ("Chase "), as Managing
Agent. Terms not otherwise defined herein are used herein as defined in the Credit Agreement.

          Each of the undersigned Assignors, Crompton Corp,
Crompton Colors, Davis Standard, ITC and Uniroyal have caused this Assignment Agreement to be executed in New York as of December 19, 1996 by their officers thereunto duly authorized and agree as follows:

          1. Each of the Working Capital B-2 Lenders listed on the signature pages hereof under the caption "Assignors" (each an "Assignor " and, collectively, the "Assignors ") hereby for value and consideration received sells and assigns to the Working Capital B-2 Lenders and the Working Capital B-3 Lenders listed on the signature pages hereof under the caption "Assignees" (each an "Assignee " and, collectively, the "Assignees ") party to the Amended and Restated Credit Agreement dated as of December 19, 1996 (the "Restated Credit Agreement ") among CROMPTON CORP., CROMPTON COLORS, DAVIS-STANDARD, ITC, UNIROYAL, the B-2 BORROWERS named therein and the B-3 BORROWERS named therein (collectively, the "Borrowers "), the Initial Lenders, the Initial Issuing Banks and the Swing Line Bank, CITICORP, as agent for the Lender Parties, and CHASE, as Managing Agent, all of such Assignor's interest in and rights and obligations under the Working Capital B-2 Facility under the Credit Agreement as of the Effective Date (as defined below) (each an "Assignment " and, collectively, the "Assignments "). The Agent, on behalf of each Assignee, accepts the Assignments in accordance with the terms set forth in the Restated Credit Agreement

          2. This Assignment Agreement shall become effective as of the date (the "Effective Date ") and time specified in a notice delivered by the Borrowers to the Agent in accordance with the Restated Credit Agreement no later than the day prior to the proposed Effective Date; the Agent shall give each Assignor prompt notice of the delivery of such notice by the Borrowers.
No such notice shall specify an Effective Date later than December 19, 1996. In consideration of the Assignments contemplated hereby, each Assignor shall receive an amount (each, an "Assignment Payment " and, collectively, the "Assignment Payments ") in same day funds equal to the sum of the aggregate principal amount of all Advances owing to such Assignor on such date, plus accrued and unpaid commitment fees and interest thereon to such date at the rates specified pursuant to the Credit Agreement, such payment to be made as soon as practicable following the initial borrowing under the Restated Credit Agreement (the "Effective Time "), but in no event later than 12:00 noon on the day immediately following the Effective Time (the "Payment Deadline "). Each Assignee shall pay an amount equal to its ratable share, determined as set forth in the Restated Credit Agreement, of the aggregate of the Assignment Payments. If the aggregate amount of the Assignment Payments has not been delivered to the Agent on or prior to the Payment Deadline or if the Restatement Date (as defined in the Restated Credit Agreement) does not occur, then (i) each Assignment shall automatically be revoked without further action by any party and each Assignor shall have the same interest in and rights and obligations under the Credit Agreement as existed immediately prior to the Effective Date, (ii) each Assignor shall return to the Agent all Assignment Payments received by such Assignor, and the Agent shall return all such payments, together with all other Assignment Payments received by the Agent and not paid to the Assignors, to the Assignees and (iii) this Assignment Agreement shall be of no further force and effect and each of the parties hereto shall be released from its obligations and forfeit its rights hereunder (except under this sentence). In the event that any Assignor's Assignment Payment is not made by 12:00 noon on the Effective Date, such Assignor shall receive an additional day's interest and commitment fee for each day until the day on which such payment is made prior to 2:00 p.m., unless this Assignment Agreement shall have been revoked in accordance with the preceding sentence.

          3. Each Assignor (i) represents and warrants that it is the legal and beneficial owner of the interests being sold and assigned by it hereunder and that such interests are free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the Restated Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the Restated Credit Agreement or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of their respective obligations under the Credit Agreement or the Restated Credit Agreement or any other instrument or document furnished pursuant thereto.

          4. By accepting this Assignment Agreement below, the Agent confirms on behalf of each Assignee that such Assignee has received such financial statements and such other documents and information as such Assignee has deemed appropriate to make its own credit analysis and decision to enter into the Restated Credit Agreement and agrees that such Assignee will, independently and without reliance upon any Assignor and based on such documents and information as such Assignee shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Restated Credit Agreement.

          5. The Borrowers hereby acknowledge that this Assignment Agreement varies from the form of Assignment and Acceptance prescribed by the Credit Agreement and waives any objection to such variations. Subject to the payment of all amounts specified under paragraph 2 above, each Assignor waives any and all rights to assert that the borrowings and other transactions contemplated by the Restated Credit Agreement constitute a Default under the Credit Agreement.

          6. The Borrowers hereby acknowledge that the Assignors, by performance of this Assignment Agreement, may incur costs associated with a repayment on a day other than the last day of an Interest Period. The Borrower hereby agrees to pay directly to each Assignor, on demand, an amount equal to such costs in accordance with Section 8.04(c) of the Credit Agreement.

          7.     THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY,
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK.

          8. This Assignment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Assignment Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment Agreement.

           IN WITNESS WHEREOF, the Assignors, Crompton Corp,
Crompton Colors, Davis Standard, ITC and Uniroyal have caused this Assignment Agreement to be executed by their officers thereunto duly authorized.



                                   CROMPTON & KNOWLES
                                      CORPORATION


                                   By
                                       Title:


                                   CROMPTON & KNOWLES COLORS
                                      INCORPORATED


                                   By
                                       Title:


                                  DAVIS-STANDARD CORPORATION


                                   By
                                       Title:


                                   INGREDIENT TECHNOLOGY
                                      CORPORATION


                                   By
                                       Title:


                                   UNIROYAL CHEMICAL COMPANY,
                                      INC.


                                   By
                                       Title:


                                 CITICORP SECURITIES, INC.,
                                      as Arranger


                                   By
                                       Title:


                                   CITICORP USA, INC., as Agent


                                   By
                                       Title:


                                   THE CHASE MANHATTAN BANK,
                                      as Managing Agent


                                   By
                                       Title:


                              Assignors


                                   CITICORP USA, INC.


                                   By
                                       Title:


                                   THE CHASE MANHATTAN BANK


                                   By
                                       Title:


                                   ABN AMRO BANK, N.V., NEW YORK
                                      BRANCH


                                   By
                                       Title:

                                   By
                                       Title:


                                   BANCA COMMERCIALE ITALIANA -
                                      NEW YORK BRANCH


                                   By
                                       Title:

                                   By
                                       Title:


                                   BANK OF AMERICA ILLINOIS


                                   By
                                       Title:

                                   THE BANK OF NEW YORK

                                   By
                                       Title:



                                   BANK OF BOSTON CONNECTICUT


                                   By
                                       Title:


                                   BHF - BANK AKTIENGESELLSCHAFT


                                   By
                                       Title:

                                   By
                                       Title:


                                   CIBC, INC.


                                   By
                                       Title:


                                   CORESTATES BANK, N.A.


                                   By
                                       Title:


                                   CREDIT LYONNAIS NEW YORK
                                     BRANCH


                                   By
                                       Title:


                                   FIRST UNION NATIONAL BANK


                                   By
                                       Title:


                                   FLEET NATIONAL BANK


                                   By
                                       Title:


                                   SOCIETE GENERALE


                                   By
                                       Title:


                                   TORONTO DOMINION (NEW YORK),
                                     INC.


                                   By
                                       Title:


                           Assignees

                                   Working Capital B-2 Lenders


                                   CITIBANK, N.A.


                                   By
                                       Title:


                                   THE CHASE MANHATTAN BANK


                                   By
                                       Title:


                                   ABN AMRO BANK N.V., NEW YORK
                                      BRANCH


                                   By
                                       Title:

                                   By
                                       Title:


                                   BANK OF AMERICA ILLINOIS


                                   By
                                       Title:


                                   THE BANK OF NEW YORK


                                   By
                                       Title:


                                   BANK OF BOSTON CONNECTICUT


                                   By
                                       Title:

                                   BHF - BANK AKTIENGESELLSCHAFT


                                   By
                                       Title:

                                   By
                                       Title:


                                   CIBC WOOD GUNDY PLC


                                   By
                                       Title:


                                   CORESTATES BANK, N.A.


                                   By
                                       Title:


                                   CREDIT LYONNAIS NEW YORK
                                     BRANCH


                                   By
                                       Title:


                                   FIRST UNION NATIONAL BANK


                                   By
                                       Title:


                                   FLEET NATIONAL BANK


                                   By
                                       Title:


                                  TORONTO DOMINION (NEW YORK),
                                    INC.


                                   By
                                       Title:

                                   Working Capital B-3 Lenders


                                   CITIBANK, N.A.,
                                        MILAN BRANCH


                                   By
                                       Title:


                                   BANCA COMMERCIALE ITALIANA,
                                        LATINA BRANCH


                                   By
                                       Title:

                                   By
                                       Title:


                                   BANK OF AMERICA NT & SA,
                                        MILAN BRANCH


                                   By
                                       Title:


                                   THE CHASE MANHATTAN BANK,
                                        MILAN BRANCH


                                   By
                                       Title:


                                   SOCIETE GENERALE
                                        MILAN BRANCH


                                   By
                                       Title:


ACKNOWLEDGED AND AGREED:

C & K SERVICES SA


By
  Title:


DAVIS-STANDARD (DEUTSCHLAND)
     GMBH


By
  Title:


DAVIS STANDARD (FRANCE) SARL


By
  Title:


ER-WE-PA DAVIS-STANDARD GMBH


By
  Title:


UNIROYAL CHEMICAL B.V.


By
  Title:


UNIROYAL CHEMICAL LTD.


By
  Title:


UNIROYAL CHIMICA S.P.A.


By
  Title:

                                                       EXHIBIT K

                         FORM OF ITALIAN LENDER JOINDER AGREEMENT



     ITALIAN LENDER JOINDER AGREEMENT, dated as of _______, ___, 19__, made by the Working Capital B-3 Lender named below (the "Working Capital B-3 Lender ") and the Eligible Assignee named below (the "Eligible Assignee ") pursuant to the Amended and Restated Credit Agreement dated as of December 19, 1996 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Credit Agreement ") among Crompton & Knowles Corporation, a Massachusetts corporation, Crompton & Knowles Colors Incorporated, a Delaware corporation, Davis-Standard Corporation, a Delaware corporation, Ingredient Technology Corporation, a Delaware corporation, Uniroyal Chemical Company, Inc., a New Jersey corporation, the B-2 Borrowers named therein and the B-3 Borrowers named therein (collectively, the "Borrowers "), certain Lender Parties party thereto, Citicorp USA, Inc., as Agent for the Lender Parties, and The Chase Manhattan Bank, as Managing Agent. Terms used herein and defined in the Credit Agreement shall have the respective meanings ascribed to such terms in the Credit Agreement.

     For good and valid consideration, the sufficiency of which hereby is acknowledged, the undersigned Eligible Assignee hereby agrees (for the benefit of the Lender Parties and the Loan Parties) that it shall serve as a "Working Capital B-3 Lender" under the Credit Agreement upon the terms and subject to the conditions set forth therein.

     The undersigned hereby:

(a) represents and warrants that it is legally authorized to enter into this Italian Lender Joinder Agreement and is an Eligible Assignee under the Credit Agreement;

(b)     represents and warrants that it is located in Italy;

(c) confirms that is has received and reviewed a copy of the Credit Agreement and the other Loan Documents relevant to it; and

(d) agrees that it will (i) be bound by the provisions of the Credit Agreement and each other Loan Document, in each case, applicable to it as a Working Capital B-3 Lender and (ii) perform all obligations which are required to be performed by it as a Working Capital B-3 Lender pursuant to the Credit Agreement and each other Loan Document.

     From and after Effective Date set forth on Schedule I hereto the undersigned shall (a) be a "Working Capital B-3 Lender" with respect to the Currency set forth on Schedule I hereto for all purposes under the Loan Documents and (b) have the rights and obligations of a Working Capital B-3 Lender thereunder and under the other Loan Documents and (c) be bound by the provisions of the Loan Documents.

     THIS ITALIAN LENDER JOINDER AGREEMENT SHALL BE GOVERNED BY,
AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK.


     IN WITNESS WHEREOF, the undersigned have caused this Italian
Lender Joinder Agreement to be executed by a duly authorized officer as of the date set forth above.



               [NAME OF WORKING CAPITAL B-3 LENDER]



               By:
               Title:


               [NAME OF ELIGIBLE ASSIGNEE]


               By:
               Title:


ACKNOWLEDGED AND AGREED:

CITICORP USA, INC. as Agent



By:
Title:

                         SCHEDULE I
                         TO EXHIBIT K



DATE OF ITALIAN LENDER JOINDER AGREEMENT:

NAME OF DESIGNATED WORKING CAPITAL B-3 LENDER:

JURISDICTION:

AMOUNT OF OUTSTANDING WORKKING CAPITAL B-3 ADVANCES
          ASSIGNED:                      _____________[Foreign
                                    Currency][US$]

NAME OF DESIGNATED [ITALIAN] SUBSIDIARY:

EFFECTIVE DATE OF ITALIAN LENDER JOINDER AGREEMENT: